                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           ENGAGE TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transactions apply:

   2) Aggregate number of securities to which transactions apply:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).

   4) Proposed maximum aggregate value of transactions:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           ENGAGE TECHNOLOGIES, INC.
                             100 BRICKSTONE SQUARE
                          ANDOVER, MASSACHUSETTS 01810
                                 (978) 684-3884

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                           TO BE HELD APRIL 28, 2000



     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Engage Technologies, Inc., a Delaware corporation (the "Company"), will be held at 100 Brickstone Square, 5th Floor, Andover, Massachusetts on Friday, April 28, 2000 at 10:00 a.m., local time, for the following purposes:



          1. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation increasing from 150,000,000 to 350,000,000 the number of authorized shares of the Company's Common Stock.



          2. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation changing the name of the Company to Engage, Inc.


          3. To approve (i) the continuance of the Company's 1995 Equity Incentive Plan (the "Plan") and (ii) an amendment to the Plan to increase from 30,000,000 to 36,000,000 the number of shares of the Company's Common Stock reserved for issuance under the Plan.

          4. To approve the issuance of shares of the Company's Common Stock in two concurrent interested party transactions (collectively, the "Transactions") between the Company and CMGI, Inc., the majority stockholder of the Company, pursuant to which the Company will acquire, in exchange for shares of the Company's Common Stock, Adsmart Corporation, a subsidiary of CMGI, and Flycast Communications Corporation, a wholly-owned subsidiary of CMGI.

          5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors currently has no knowledge of any other business to be transacted at the Meeting.

     Only stockholders of record at the close of business on Monday, March 20, 2000 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


     All of the information in this Notice, including share and per share information, reflects the two-for-one stock split of the Company's Common Stock effected in the form of a 100% stock dividend paid on April 3, 2000.


                                          By order of the Board of Directors,

                                          /S/ Michael K. Baker
                                          Michael K. Baker, Secretary

Andover, Massachusetts

April 7, 2000

     All stockholders are cordially invited to attend the Meeting. To ensure your representation at the Meeting, you are urged to mark, sign and return the enclosed proxy card in the accompanying envelope, whether or not you expect to attend the Meeting. No postage is required if mailed in the United States. Any stockholder attending the Meeting may vote in person even if that stockholder has returned a proxy.

                             YOUR VOTE IS IMPORTANT
            TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE
                ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
                           ENCLOSED RETURN ENVELOPE.

                           ENGAGE TECHNOLOGIES, INC.
                             100 BRICKSTONE SQUARE
                          ANDOVER, MASSACHUSETTS 01810

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS


                                 APRIL 28, 2000


GENERAL


     This Proxy Statement and Notice of Special Meeting of Stockholders are being provided and the accompanying proxy is being solicited by the Board of Directors of Engage Technologies, Inc. (the "Company" or "Engage") for use at the Company's Special Meeting of Stockholders (the "Meeting") to be held at 100 Brickstone Square, 5th Floor, Andover, Massachusetts on Friday, April 28, 2000 at 10:00 a.m., local time, or at any adjournments or postponements of the Meeting, for the purposes set forth in this Proxy Statement and the foregoing Notice of Special Meeting of Stockholders. This Proxy Statement and accompanying proxy card are being mailed on or about April 7, 2000 to all stockholders entitled to notice of and to vote at the Meeting. The principal executive offices of the Company are located at 100 Brickstone Square, Andover, Massachusetts 01810, and the Company's telephone number is (978) 684-3884.



     Except as specifically noted, all of the information in this Proxy Statement, including share and per share information, reflects the two-for-one stock split (the "Stock Split") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), effected in the form of a 100% stock dividend paid on April 3, 2000.



     In addition, all share information with respect to the common stock of CMGI, Inc., the Company's majority stockholder ("CMGI"), has been adjusted to reflect all stock splits of CMGI common stock effected prior to the date of this Proxy Statement.


SOLICITATION

     The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock of the Company held in their names.

VOTING RIGHTS AND VOTES REQUIRED


     Only holders of record at the close of business on Monday, March 20, 2000, will be entitled to notice of, and to vote at, the Meeting. As of Monday, March 20, 2000, the Company had 108,630,062 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each proposal that will come before the Meeting. Under the Company's Second Amended and Restated Certificate of Incorporation and By-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted, however, for purposes of tabulating the votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the two proposed amendments to the Company's Second Amended and Restated Certificate of Incorporation, which requires the affirmative vote of a majority of the outstanding shares. Abstentions and broker non-votes will have no effect on the other proposals scheduled to be considered at the Meeting.



     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date is required to approve the proposed amendments to the Company's Second Amended and Restated Certificate of Incorporation. The stockholders of the Company will also vote on a proposal to approve the continuance of and to amend the Company's 1995 Equity Incentive Plan as well as a proposal to approve the issuance of shares of Common Stock in two concurrent interested party transactions (the "Transactions") between the Company and CMGI, the majority stockholder of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Meeting is required to approve each of these matters.


REVOCABILITY OF PROXY AND VOTING OF SHARES

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 100 Brickstone Square, 1st Floor, Andover, Massachusetts 01810, an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and an election given to the Secretary of the Company to vote in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of each of the matters scheduled to be voted on at the Meeting and in accordance with the judgment of the proxies as to any other matter that may be properly brought before the Meeting or any adjournments or postponements thereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of March 1, 2000 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers (as defined below under the heading "Executive Compensation") and (iv) all directors and Named Executive Officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The Named Executive Officers represent all of the Company's executive officers.


     The share information set forth below (i) reflects the Stock Split, and
(ii) does not reflect the issuance of shares of the Company's Common Stock pursuant to the Transactions. All share information with respect to CMGI common stock has been adjusted to reflect all stock splits of CMGI common stock effected prior to the date of this Proxy Statement.



                                SHARES OF           PERCENTAGE       SHARES OF CMGI       PERCENTAGE
                              ENGAGE COMMON          OWNERSHIP        COMMON STOCK        OWNERSHIP
                            STOCK BENEFICIALLY       OF ENGAGE        BENEFICIALLY         OF CMGI
NAME AND ADDRESS#                OWNED(1)         COMMON STOCK(2)       OWNED(1)       COMMON STOCK(3)
-----------------           ------------------    ---------------    --------------    ----------------
CMGI, Inc. ...............       87,083,572            80.37%                   --             --
  100 Brickstone Square
  Andover, MA 01810
Paul L. Schaut............          731,568(4)        *                     16,334(5)      **
David A. Fish.............          378,496(6)        *                      4,499(7)      **
Daniel J. Jaye............        1,275,900(8)          1.16%               12,666(9)      **
Stephen A. Royal..........          192,260(10)       *                      2,001(11)     **
David S. Wetherell........       87,089,572(12)        80.38%           35,553,656(13)      12.58%
  100 Brickstone Square
  Andover, MA 01810
Edward A. Bennett.........           35,416(14)       *                          0         **
Christopher A. Evans......          145,000           *                    575,794         **
Craig D. Goldman..........          104,166(15)       *                     50,119(16)     **
Andrew J. Hajducky, III...       87,083,572(17)        80.37%              323,595(18)     **
  100 Brickstone Square
  Andover, MA 01810
Fredric D. Rosen..........           25,000(19)       *                     16,000         **

                                SHARES OF           PERCENTAGE       SHARES OF CMGI       PERCENTAGE
                              ENGAGE COMMON          OWNERSHIP        COMMON STOCK        OWNERSHIP
                            STOCK BENEFICIALLY       OF ENGAGE        BENEFICIALLY         OF CMGI
NAME AND ADDRESS#                OWNED(1)         COMMON STOCK(2)       OWNED(1)       COMMON STOCK(3)
-----------------           ------------------    ---------------    --------------    ----------------
All directors and
  executive officers as a
  group (10 persons)......       89,977,378(20)        81.39%           36,554,664(21)      12.92%


---------------
  # Addresses are given for beneficial owners of more than 5% of the Common Stock only.

  * Percentage is less than 1% of the total number of outstanding shares of Common Stock.

 ** Percentage is less than 1% of the total number of outstanding shares of common stock of CMGI.

 (1) Beneficial ownership of Common Stock and CMGI common stock is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), and includes shares for which the holder has sole or shared voting or investment power. Shares of Common Stock and CMGI common stock subject to options currently exercisable or which become exercisable 60 days after March 1, 2000 are deemed to be beneficially owned and outstanding by the person holding such options and are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The inclusion of any shares of Common Stock or CMGI common stock deemed beneficially owned does not constitute admission of beneficial ownership of those shares.


 (2) Percentage ownership is based on 108,353,086 shares of Common Stock issued and outstanding on March 1, 2000, plus any shares subject to issuance upon exercise of stock options held by the person or entity in question that were exercisable on or exercisable within 60 days after March 1, 2000.



 (3) Percentage ownership is based on 279,884,110 shares of CMGI common stock issued and outstanding on March 1, 2000, plus any shares subject to issuance upon exercise of stock options held by the person or entity in question that were exercisable on or exercisable within 60 days after March 1, 2000.


 (4) Includes 224,998 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan.

 (5) Consists of 16,334 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan.


 (6) Includes 362,496 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan. Includes 8,000 shares held by Mr. Fish's spouse as to which Mr. Fish disclaims beneficial ownership.


 (7) Consists of 4,499 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan.

 (8) Includes 1,274,998 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan.

 (9) Consists of 12,666 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan.

(10) Includes 174,998 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan.

(11) Consists of 2,001 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan.

(12) Includes 6,000 shares of Common Stock owned by Mr. Wetherell and 87,083,572 shares of Common Stock owned by CMGI. Mr. Wetherell serves as Chairman of the Board of Directors, President, Chief Executive Officer and Secretary of CMGI. Mr. Wetherell disclaims beneficial ownership of the 87,083,572 shares of Common Stock owned by CMGI.

(13) Includes 2,691,776 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan that are exercisable within 60 days of March 1, 2000. Also includes 16,932,672 shares held by a limited liability company of which Mr. Wetherell is a manager, as to which Mr. Wetherell disclaims beneficial ownership, and 388,244 shares of CMGI common stock held by Mr. Wetherell and his wife as trustees for the David S. Wetherell Charitable Trust, for which Mr. Wetherell disclaims beneficial ownership.

(14) Consists of 35,416 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan.

(15) Consists of 104,166 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan.

(16) Consists of 50,119 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1995 Stock Option Plan for non-employee directors.

(17) Consists of shares of Common Stock owned by CMGI. Mr. Hajducky serves as Executive Vice President, Chief Financial Officer and Treasurer of CMGI. Mr. Hajducky disclaims beneficial ownership of all 87,083,572 shares of Common Stock.

(18) Includes 281,997 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan.

(19) Consists of 25,000 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1999 Stock Option Plan for Non-Employee Directors.

(20) Includes 2,202,072 shares of Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan and the Company's 1999 Stock Option Plan for Non-Employee Directors.

(21) Includes 3,059,392 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan and 1995 Stock Option Plan for Non-Employee Directors.

                             EXECUTIVE COMPENSATION


     SUMMARY COMPENSATION TABLE. The table below sets forth certain compensation information for the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company whose salary and bonus for the fiscal year ended July 31, 1999 exceeded $100,000 (collectively, with Mr. Schaut, the "Named Executive Officers"). All share information with respect to the Company's Common Stock reflects the Stock Split. All share information provided with respect to CMGI common stock has been adjusted to reflect all stock splits of CMGI common stock effected prior to the date of this Proxy Statement.


                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION AWARDS
                                                                    --------------------------------
                                      ANNUAL COMPENSATION              SECURITIES        ALL OTHER
                              -----------------------------------      UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR   SALARY ($)(1)   BONUS ($)(1)     OPTIONS(2)(3)        ($)(4)
---------------------------   ----   -------------   ------------   -----------------   ------------
Paul L. Schaut..............  1999     $168,364        $ 60,000       800,000   (ENGA)     $1,383
  Chief Executive Officer                                              36,000   (CMGI)
  and President               1998      109,375          37,500     1,200,000   (ENGA)         --
                                                                      160,000   (CMGI)
David A. Fish(5)............  1999     $166,667        $ 38,000       600,000   (ENGA)         --
  Chief Operating Officer                                              24,000   (CMGI)
                              1998       48,296           8,333       400,000   (ENGA)         --
                                                                            0   (CMGI)
Daniel J. Jaye..............  1999     $131,430        $ 19,233       400,000   (ENGA)     $2,303
  Chief Technology Officer                                             32,000   (CMGI)
                              1998      118,295         115,500(6)          0   (ENGA)     $3,529
                                                                            0   (CMGI)
Stephen A. Royal(7).........  1999     $126,776        $ 25,167       100,000   (ENGA)     $1,375
  Chief Financial Officer                                              24,000   (CMGI)
  and Treasurer               1998       42,500           7,083       300,000   (ENGA)         --
                                                                            0   (CMGI)

---------------
(1) Any compensation that was deferred at the Named Executive Officer's election is included in the salary or bonus column for the year in which it was earned. Bonuses indicated as earned in any fiscal year were generally paid early in the following fiscal year.

(2) Stock option grants reflect elements of compensation earned during the fiscal year indicated. However, in certain instances, such stock options were not granted until the beginning of the next fiscal year.

(3) All Named Executive Officers received stock options to purchase the Company's Common Stock (designated in the table as ENGA) and CMGI common stock (designated in the table as CMGI).

(4) All Other Compensation in 1999 represents the amount of matching contributions made by the Company under the CMGI 401(k) plan.

(5) Mr. Fish commenced employment with the Company in April 1998.

(6) Includes $100,000 bonus paid to Mr. Jaye for his contribution in the sale of certain of the Company's technology to Red Brick Systems, Inc.

(7) Mr. Royal commenced employment with the Company in March 1998.

     OPTION GRANT TABLE. The following table sets forth certain information regarding stock options granted during the fiscal year ended July 31, 1999 by the Company to the Named Executive Officers. All share information with respect to the Company's Common Stock has been adjusted to reflect the Stock Split. All share information provided with respect to CMGI common stock has been adjusted to reflect all CMGI stock splits effected prior to the date of this Proxy Statement.


                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                       -------------------------------------------------------------------
                                                 PERCENT OF                                   POTENTIAL REALIZABLE VALUE AT
                                                TOTAL OPTIONS                                 ASSUMED ANNUAL RATES OF STOCK
                                                 GRANTED TO                                   PRICE APPRECIATION FOR OPTION
                       NUMBER OF SECURITIES     EMPLOYEES IN     EXERCISE OR                             TERM (3)
                        UNDERLYING OPTIONS       FISCAL YEAR     BASE PRICE     EXPIRATION    ------------------------------
NAME                        GRANTED (#)          1999(1)(2)       ($/SHARE)        DATE          5% ($)           10% ($)
----                   ---------------------    -------------    -----------    ----------    -------------    -------------
Paul L. Schaut.......   800,000(4)    (ENGA)        6.36%           $5.50(5)     6/11/04       $1,215,639       $2,686,244
                         36,000(4)    (CMGI)        0.54%           $5.00(6)     9/14/03       $   49,731       $  109,892
David A. Fish........   200,000(4)    (ENGA)        1.59%           $2.43(5)     1/18/04       $  133,997       $  296,097
                        400,000(4)    (ENGA)        3.18%           $5.50(5)     6/11/04       $  607,819       $1,343,122
                         24,000(4)    (CMGI)        0.36%           $5.00(6)     9/14/03       $   33,154       $   73,261
Daniel J. Jaye.......   400,000(4)    (ENGA)        3.18%           $5.50(5)     6/11/04       $  607,819       $1,343,122
                         32,000(4)    (CMGI)        0.48%           $5.00(6)     9/14/03       $   44,205       $   97,682
Stephen A. Royal.....   100,000(4)    (ENGA)        0.80%           $5.50(5)     6/11/04       $  151,955       $  335,781
                         24,000(4)    (CMGI)        0.36%           $5.00(6)     9/14/03       $   33,154       $   73,261

---------------
(1) Calculated based on an aggregate of 12,577,020 stock options granted under the Company's 1995 Equity Incentive Plan to employees during the fiscal year ended July 31, 1999.

(2) Calculated based on an aggregate of 6,626,500 stock options granted under CMGI's 1986 Stock Option Plan to employees during the fiscal year ended July 31, 1999.

(3) Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the 5-year term. These values are calculated based on rules promulgated by the SEC and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will be dependent upon the future performance of the price of the Company's Common Stock and the price of CMGI common stock.

(4) Option vests as to 25% of the shares after the first year and as to the remaining 75% of the shares in equal monthly installments for the next 36 months thereafter.

(5) The exercise price represents the fair market value of Common Stock on the date of grant as determined by the Company's Board of Directors.


(6) The exercise price represents the fair market value of CMGI common stock on the date of grant based on the closing price of the common stock on the Nasdaq National Market.

     OPTION EXERCISES AND YEAR-END VALUES. The following table sets forth certain information concerning option exercises by the Named Executive Officers during the fiscal year ended July 31, 1999 and exercisable and unexercisable stock options held by the Named Executive Officers as of July 31, 1999. No Named Executive Officer exercised or held any stock appreciation rights during the year ended July 31, 1999. All share information with respect to the Company's Common Stock has been adjusted to reflect the Stock Split. All share information provided with respect to CMGI common stock has been adjusted to reflect all stock splits of CMGI common stock effected prior to the date of this Proxy Statement.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING             VALUE OF UNEXERCISED
                                    SHARES        VALUE       UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                 ACQUIRED ON     REALIZED       FISCAL YEAR-END (#)       FISCAL YEAR-END ($)(2)
NAME                   COMPANY   EXERCISE (#)     ($)(1)     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                   -------   ------------   ----------   -------------------------   -------------------------
Paul L. Schaut.......   ENGA       500,000      $2,703,750              0/1,500,000                 0/21,457,500
                        CMGI        66,666       1,940,262          3,332/126,002             149,732/5,523,849
David A. Fish........   ENGA            --              --        124,998/875,002           2,145,153/12,403,847
                        CMGI            --              --              0/24,000                    0/986,256
Daniel J. Jaye.......   ENGA            --              --      1,066,662/533,338          18,379,853/6,999,547
                        CMGI        32,000       1,566,875         11,998/36,002              543,383/1,496,257
Stephen A. Royal.....   ENGA            --              --         93,748/306,252           1,579,946/4,639,904
                        CMGI            --              --              0/24,000                    0/986,256

---------------
(1) Value Realized represents the difference between the aggregate exercise price of the option and the aggregate fair market value of the underlying Common Stock on the date of exercise.


(2) Based on the difference between the option exercise price and the closing price of the underlying common stock on July 31, 1999, which closing price was $17.28 for Engage and $46.09 for CMGI. In addition, these values have not and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock and CMGI common stock on the date of sale of any shares acquired upon exercise.


EMPLOYMENT AGREEMENTS

     The Company is not a party to any employment agreement with any of the Named Executive Officers.

COMPENSATION OF DIRECTORS


     Directors who are not employees of the Company are entitled to participate in the Company's 1999 Stock Option Plan for Non-Employee Directors (the "1999 Directors' Plan") which is administered by the Compensation Committee of the Board of Directors. Under the terms of the 1999 Directors' Plan, directors who are not (i) employees of the Company or any subsidiary of the Company, or (ii) affiliates of an institutional investor that owns shares of the Company's Common Stock, are eligible to receive non-statutory options to purchase shares of the Company's Common Stock. Any director who becomes such an employee shall cease to be eligible for any further option grants under the 1999 Directors' Plan while such an employee, but shall not, by reason of becoming such an employee, cease to be eligible to retain options previously granted under the 1999 Directors' Plan. All options granted under the 1999 Directors' Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. As of March 1, 2000, the Company had granted each of Messrs. Evans and Rosen under the 1999 Directors' Plan an option to purchase 100,000 shares of its Common Stock, to vest over a four-year period, at an exercise price of $5.50 per share. Under the Company's 1995 Equity Incentive Plan, Mr. Goldman was granted an option to purchase 200,000 shares of the Company's Common Stock, vesting over a four-year period, at an exercise price of $0.12 per share and Mr. Bennett was granted an option to purchase 100,000 shares of Common Stock, vesting over a four-year period, at an exercise price of $2.10 per share.

     In general, the Company does not compensate directors for service as directors but reimburses non-employee directors for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Pursuant to the terms of a consulting, invention and non-disclosure agreement with the Company, Mr. Evans received $26,400 for programming and other technical services rendered to the Company during the fiscal year ended July 31, 1999.

     In October 1999, the Company's Board of Directors established a Special Committee of the Board (the "Special Committee"), consisting of Messrs. Bennett, Evans and Rosen. The purpose of the Special Committee was to evaluate the merits of and negotiate the terms of the proposed Transactions and to make a recommendation to the full Engage Board of Directors on whether to approve the Transactions. Members of the Special Committee are each paid $20,000 per month for their services on the Special Committee.

                                   PROPOSAL 1


           APPROVAL OF AMENDMENT TO THE COMPANY'S SECOND AMENDED AND

               RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                     THE AUTHORIZED SHARES OF COMMON STOCK


     The Company's Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), currently authorizes the issuance of 150,000,000 shares of Common Stock. On February 24, 2000, the Board of Directors adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 350,000,000 shares. As of March 1, 2000, the Company had 108,353,086 shares of Common Stock outstanding, and approximately 29,865,000 shares of Common Stock reserved for future issuance in connection with the Company's stock option and stock purchase plans.


PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION


     On February 24, 2000, the Board of Directors adopted resolutions setting forth a proposed amendment to the first paragraph of Article Fourth of the Certificate of Incorporation (the "Authorized Capital Amendment"), the advisability of the Authorized Capital Amendment, and a request that the Authorized Capital Amendment be submitted for approval of the stockholders at the Meeting. The following is the text of the first paragraph of Article Fourth of the Certificate of Incorporation, as proposed to be amended:


     FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 355,000,000 shares, consisting of (i) 350,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock").

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     If the Authorized Capital Amendment is approved, some of the additional shares of Common Stock will be issued pursuant to Transactions, subject to stockholder approval. See "Approval of the Issuance of Shares of Common Stock Pursuant to the Transactions."

     The Board believes that the availability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's stockholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, stock splits, stock dividends, financings, acquisitions, various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company. In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to stockholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies have issued warrants or other rights to acquire additional shares to the holders of common stock to discourage or defeat unsolicited stock accumulation programs and acquisition proposals. If this amendment is adopted, more shares of Common Stock of the Company would be available for such purposes than is currently available.

     The Board of Directors is not proposing the Authorized Capital Amendment in response to any effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Authorized Capital Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company.


     For a summary description of the Company's Common Stock, see "Approval of the Issuance of Shares of Common Stock Pursuant to the Transactions -- Description of the Company's Common Stock."


     If the proposed Authorized Capital Amendment is authorized by the stockholders at the Meeting, the change will become effective when an amendment to the Company's Certificate of Incorporation is filed with the Secretary of State for the State of Delaware, which would be expected to occur as soon as practicable following the Meeting.


     CMGI, which as of March 1, 2000 beneficially owns approximately 80.37% of the outstanding voting power of the Company, has agreed to vote in favor of the Authorized Capital Amendment.


     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AUTHORIZED CAPITAL AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE AUTHORIZED CAPITAL AMENDMENT.

                                   PROPOSAL 2


                          APPROVAL OF AMENDMENT TO THE

           CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME

     On February 24, 2000, the Board of Directors adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to change the Company's name to Engage, Inc.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION


     The Board of Directors has adopted resolutions setting forth a proposed amendment to Article First of the Certificate of Incorporation (the "Name Change Amendment"), the advisability of the Name Change Amendment, and a request that the Name Change Amendment be submitted for approval of the stockholders at the Meeting. The following is the text of Article First of the Certificate of Incorporation, as proposed to be amended:


     FIRST. The name of the Corporation is:

        Engage, Inc.


     The Company was founded in 1995 as Engage Technologies, Inc., primarily as a provider of software products and services. Since that time, the Company has evolved from a provider of technology to a technology-driven media company. A change in the name of the Company to Engage, Inc. is intended to reflect the Company's broad range of solutions for online marketers. The Company believes that the proposed name change to Engage, Inc. will create a stronger association between Engage and its products and services in the minds of the investment community, potential customers and others.

     If the proposed Name Change Amendment is approved by the stockholders at the Meeting, the change will become effective when an amendment to the Company's Certificate of Incorporation is filed with the Secretary of State for the State of Delaware, which would be expected to occur as soon as practicable following the Meeting. Stock certificates representing shares of the Company's Common Stock need not be exchanged for certificates containing the Company's new name if the proposed Name Change Amendment is approved.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE NAME CHANGE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE NAME CHANGE AMENDMENT.

                                   PROPOSAL 3

         APPROVAL OF CONTINUANCE OF THE 1995 EQUITY INCENTIVE PLAN AND
          AMENDMENT TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S
               COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN

GENERAL


     On August 1, 1995 the Company's Board of Directors and stockholders approved the Company's 1995 Equity Incentive Plan (as amended, the "Plan"). On June 11, 1999, the Board of Directors approved an amendment to the Plan increasing to 30,000,000 the number of shares of Common Stock reserved for issuance under the Plan. This amendment was approved by the Company's stockholders on July 3, 1999. As of March 1, 2000, 7,660,278 shares of Common Stock remain eligible for grant under the Plan. On February 24, 2000, the Board of Directors recommended continuance of the Plan and adopted an amendment to the Plan, subject to stockholder approval, to increase to 36,000,000 shares the aggregate number of shares of Common Stock for which stock options or stock awards may be granted under the Plan. The Board of Directors believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees and consultants.


SECTION 162(M) AND CONTINUANCE OF THE PLAN

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for certain compensation in excess of $1.0 million paid to a company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In order for awards granted under the Plan to comply with Section 162(m) after the Meeting, the continuance of the Plan must be approved by the stockholders. If the stockholders do not vote to continue the Plan, the Company will not make any further awards under the Plan. Even if the stockholders do vote to continue the Plan, however, awards granted thereunder will only be treated as qualified performance-based compensation under Section 162(m) if the grant of such awards complies with all other requirements of Section 162(m).

MATERIAL FEATURES OF THE PLAN

     The Plan is intended to provide eligible employees and consultants, including employees and consultants of some of the Company's subsidiaries or affiliates, with an incentive to achieve long-range performance goals and to enable them to participate in the Company's long term growth. All employees and consultants of the Company and certain of its subsidiaries and affiliates are eligible to participate in the Plan. The Plan is currently administered by the Company's Compensation Committee. The Plan provides for the grant of stock options, restricted stock awards and stock appreciation rights. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom stock options or stock awards will be granted, the number of shares to be covered by each stock option or stock award and the terms and conditions upon which a stock option or stock award may be granted.


     Stock Options and Stock Awards. Stock options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under
Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and certain of its subsidiaries and affiliates. Non-qualified stock options may be granted to consultants and employees of the Company and its subsidiaries and affiliates.

     The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options for any one employee of the Company which become exercisable in any calendar year under any incentive stock option granted under the Plan may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of the fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. A stock option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.


     The Compensation Committee shall determine the effect on a stock option or stock award resulting from the disability, death, retirement or other termination of employment of a participant and the extent to which, and the period during which, the participant or his or her legal representative, guardian or beneficiary may receive payment of an award or exercise rights thereunder. In the event of the optionholder's death, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death, by the optionholder's survivors at any time prior to the earlier of the stock option's specified expiration date or one year from the date of the optionholder's death. In the event of the optionholder's disability, stock options generally may be exercised, to the extent exercisable on the date of disability, by the optionholder at any time prior to the earlier of the stock option's specified expiration date or six months from the date of the disability. Generally, in the event of the optionholder's termination for "cause", all outstanding and unexercised stock options are forfeited.



     With respect to stock awards, in the event of termination of service, other than by reason of death, disability or termination for "cause", except as otherwise provided in the pertinent stock award, the Company generally has the right to repurchase that number of shares subject to an award as to which the Company's repurchase rights, as set forth in the applicable award, have not lapsed. In the event of a holder's death or disability, the Company's rights of repurchase generally are exercisable, to the extent that they have not lapsed on the date of death or disability. Generally, in the event of termination for "cause", shares subject to any stock awards are immediately subject to repurchase by the Company at the purchase price, if any.



     In the event of a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction that affects the Company's Common Stock, the number of shares approved for the Plan, the number of shares underlying outstanding awards and the exercise price of awards will be adjusted proportionately, and other adjustments will be made as may be deemed equitable by the Company's Board of Directors or Compensation Committee. In the event of any other change affecting the Common Stock, such adjustments will be made as may be deemed equitable by the Board of Directors or Compensation Committee to give proper effect to the event.


     In the event of a change in control of the Company, the Compensation Committee in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the award, (ii) provide for payment to the participant of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the award had the award been exercised or paid upon the change in control,
(iii) adjust the terms of the award in a manner determined by the Compensation Committee to reflect the change in control, (iv) cause the award to be assumed, or new rights substituted therefor, by another entity or (v) make such other provision as the Compensation Committee may consider equitable to participants and in the best interests of the Company.

     The Company's Board of Directors may amend, modify or terminate any outstanding award. The participant's consent shall not be required to effect an amendment or modification unless the Board of Directors determines that such action would materially and adversely affect the participant. The Plan may be amended, modified or terminated at any time by the Board of Directors, subject to stockholder approval in certain instances.

     Stock Appreciation Rights. Under the Plan, the Company's Board of Directors may grant a participant rights to receive any excess in value of shares of the Company's Common Stock over the exercise price in tandem with a stock option or alone and unrelated to a stock option. Stock appreciation rights granted in tandem with an option shall terminate to the extent the related stock option is exercised, and the related stock option shall terminate to the extent the tandem stock appreciation rights are exercised. The Board of Directors or Compensation Committee shall fix the exercise price of each stock appreciation right. A stock appreciation right granted in tandem with a stock option shall have an exercise price of not less than the exercise price of the related stock option. A stock appreciation right granted alone and unrelated to a stock option may not have an exercise price less than 100% of the fair market value of the Company's Common Stock on the date of grant. A limited stock appreciation right related to a stock option may be granted. Such stock appreciation right can only be exercised upon or during limited periods following a change in control of the Company and may entitle the participant to receive an amount based upon the highest price paid or offered for the Company's Common Stock in any transaction relating to a change in control or paid during a specified period immediately prior to the occurrence of the change in control.

OPTION INFORMATION


     The following table sets forth as of March 1, 2000, all stock options granted pursuant to the Plan to (i) the Named Executive Officers, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. All share information with respect to the Company's Common Stock has been adjusted to reflect the Stock Split.


                                                                                   NUMBER OF
NAME                                                   TITLE                    OPTIONS GRANTED
----                                   -------------------------------------    ---------------
Paul L. Schaut.......................  Chief Executive Officer and President       2,000,000
David A. Fish........................  Chief Operating Officer                     1,000,000
Daniel J. Jaye.......................  Chief Technology Officer                    1,600,000
Stephen A. Royal.....................  Chief Financial Officer and Treasurer         400,000
All current executive officers of the
  Company as a group (4 persons).....                                              5,000,000
All current directors of the Company
  who are not executive officers as a
  group (6 persons)..................                                                780,000
All employees who are not executive
  officers, as a group...............                                             17,339,722


     On April 3, 2000, the closing market price per share of the Company's Common Stock was $29.81, as reported on the Nasdaq National Market System.

FEDERAL INCOME TAX CONSIDERATIONS


     The following is a summary of the United States federal income tax consequences that generally will arise with respect to stock options or awards granted under the Plan and with respect to the sale of Common Stock acquired under the Plan.


     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.


     Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.


     Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a
Section 83(b) Election is not made, or just after the award is granted if a
Section 83(b) Election is made.


     Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a stock appreciation right under the Plan. Instead, a participant generally will recognize as ordinary compensation income any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under a stock appreciation right.



     Upon selling any Common Stock received by a participant in payment of an amount due under a stock appreciation right, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.


     Tax Consequences to the Company. The grant of an award under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan, including in connection with a restricted stock award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     THE BOARD OF DIRECTORS BELIEVES THAT EACH OF THE CONTINUANCE OF THE COMPANY'S 1995 EQUITY INCENTIVE PLAN AND THE AMENDMENT TO THE COMPANY'S 1995 EQUITY INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE CONTINUANCE OF THE PLAN AND APPROVAL OF THE INCREASE.

                                   PROPOSAL 4

                            APPROVAL OF THE ISSUANCE
                     OF SHARES OF COMMON STOCK PURSUANT TO
                                THE TRANSACTIONS

                                    SUMMARY


     This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the proposal presented in this Proxy Statement with respect to the approval of the issuance of shares of Common Stock pursuant to the Transactions, you should read carefully this entire document and the documents to which we have referred you. Page references have been provided to direct you to a more complete description of the topics in this summary.



THE PARTIES



     Engage. Engage offers solutions that enable Web advertisers, merchants and sites to target the delivery of advertisements, content and e-commerce offerings to their audiences.



     CMGI. With more than 65 companies, CMGI represents the largest, most diverse network of Internet businesses in the world.



     Adsmart. Adsmart is an online advertising network for the business-to-consumer and business-to-business markets.



     Flycast. Flycast is a leading provider of Internet direct response and advertising solutions.


THE TRANSACTIONS

     You are being asked to consider a proposal for approval of the issuance of shares of Engage's Common Stock in two concurrent interested party transactions (collectively, the "Transactions") between Engage and

CMGI, the majority stockholder of the Company, pursuant to which Engage will acquire, in exchange for shares of the Common Stock, Adsmart Corporation, a subsidiary of CMGI, and Flycast Communications Corporation, a wholly-owned subsidiary of CMGI.


VOTES REQUIRED

(PAGES 1 AND 19)



     Pursuant to the NASD Marketplace Rules, the proposed issuance of the shares of Common Stock pursuant to the Transactions requires approval of Engage's stockholders because CMGI, a substantial stockholder of Engage, will have a 5% or greater interest in each of Adsmart Corporation and Flycast Communications Corporation immediately prior to the closing of the Transactions and because in connection with the Transactions, Engage will be issuing a number of shares of its Common Stock equal to more than 20% of its outstanding Common Stock prior to the issuance. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Meeting is required to approve such issuances.


     The issuance of the shares of Common Stock in the Transactions also requires approval of an increase in the number of authorized shares of Common Stock. See "Approval of Amendment to the Company's Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock."


     CMGI, which beneficially owns as of March 1, 2000 approximately 80.37% of the outstanding Common Stock of Engage, has agreed to vote in favor of the issuance of shares of Common Stock in the Transactions.


RECOMMENDATION TO STOCKHOLDERS WITH RESPECT TO THE TRANSACTIONS

(PAGE 29)



     The Special Committee and the Board of Directors believe that the Transactions are in the best interests of Engage and its stockholders and recommend a vote FOR approval of the issuance of the shares of Common Stock in the Transactions.



CONDITIONS TO OBLIGATIONS TO EFFECT THE TRANSACTIONS


(PAGE 38)



     The respective obligations of each party to effect the Transactions are subject to the satisfaction or waiver of the following conditions:



     - approval by the stockholders of Engage of the issuance of shares of Engage Common Stock in the Transactions pursuant to the Agreement;



     - authorization for listing of the shares of Engage Common Stock to be issued in the Transactions on the Nasdaq National Market; and



     - no court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency shall have issued any order, stay or injunction which has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions.



     The obligation of Engage to consummate the Transactions is subject to the satisfaction or waiver of the additional conditions described on page 38 herein.



     The obligations of CMGI, Adsmart and Flycast to consummate the Transactions are subject to the satisfaction or waiver of additional conditions described on page 39 herein.



TERMINATION OF THE AGREEMENT


(PAGE 39)



     The parties can mutually agree to terminate the Agreement without completing the Transactions, and the parties can terminate the Agreement upon the occurrence of a number of events including:



     - In the case of Engage, CMGI, Adsmart or Flycast breaches any representation, warranty or covenant in the Agreement and the breach, individually or with other breaches, results in the inability of CMGI,

       Adsmart or Flycast to satisfy its conditions to closing and the breach is not cured within 20 days after receiving notice of the breach;



     - In the case of CMGI, Engage or the merger subsidiary breaches any representation, warranty or covenant in the Agreement and the breach results in the inability of Engage or the merger subsidiary to satisfy its conditions to closing and the breach is not cured within 20 days after receiving notice of the breach;



     - if certain obligations of a party's obligations to complete the Transactions are not satisfied or fulfilled by August 31, 2000;



     - Engage stockholders do not approve the issuance of shares of Common Stock in the Transactions as contemplated by the Agreement at the Meeting; and



     - a governmental entity shall have issued a final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions.



OPINION OF FINANCIAL ADVISOR


(PAGE 31)



     Bear, Stearns & Co. Inc. acted as financial advisor to Engage and the Special Committee. Bear Stearns has rendered an opinion to the Special Committee to the effect that, as of January 19, 2000, the date of such opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Bear Stearns, the combined purchase price for the Transactions was fair, from a financial point of view, to the stockholders of Engage, excluding CMGI and its affiliates.


ACCOUNTING TREATMENT

(PAGE 20)



     The Transactions will be accounted for as a combination of entities under common control, (i.e., an "as if pooling") which means that the assets and liabilities of Adsmart and Flycast, including intangible assets, will be carried forward at their old book value and the results of operations of Adsmart and Flycast will be included in Engage's results from the inception of Adsmart and from January 13, 2000 (the date CMGI acquired Flycast) of Flycast.


MATERIAL UNITED STATES FEDERAL INCOME TAX

CONSIDERATIONS (PAGE 21)



     Engage will not recognize gain or loss with respect to the issuance of the shares of Common Stock in the Transactions. There are no tax consequences to Engage's stockholders with respect to the Transactions.

                                THE TRANSACTIONS

OVERVIEW

     The Company entered into an Agreement and Plan of Merger and Contribution, dated January 19, 2000 (the "Merger Agreement"), among the Company, FCET Corp., a wholly-owned subsidiary of the Company ("Merger Sub"), CMGI, the majority stockholder of the Company, Adsmart Corporation ("Adsmart"), a subsidiary of CMGI, and Flycast Communications Corporation, a wholly-owned subsidiary of CMGI ("Flycast"). A copy of the Merger Agreement is attached as Annex A to this Proxy Statement.


     The Merger Agreement provides for (i) the merger (the "Merger") of Adsmart with and into Merger Sub, and (ii) the contribution (the "Contribution") of all of the outstanding capital stock of Flycast by CMGI to the Company. As a result of the Merger, Adsmart would become a wholly-owned subsidiary of the Company. Under the Merger Agreement, (i) at the effective time of the Merger, all of the outstanding shares of Adsmart will be converted into and represent the right to receive such number of shares of the Company's Common Stock as is determined by dividing 11,223,704 by the sum of the number of shares of Adsmart common stock outstanding and the number of shares of Adsmart common stock subject to stock options (the "Merger Shares"), and (ii) at the time of the closing of the Contribution, the Company will issue to CMGI a maximum of 53,773,930 shares (the "Contribution Shares") of the Company's Common Stock (as adjusted to reflect the Stock Split). As of March 31, 2000, there were 12,774,482 shares of Adsmart common stock outstanding and subject to stock options. Based on the number of outstanding shares of the Company's Common Stock on March 31, 2000, upon the closing of the Transactions, CMGI's beneficial ownership of the outstanding Common Stock of the Company will increase from approximately 80.37% to approximately 87.73%.



     CMGI, the majority stockholder of the Company, is the sole stockholder of Flycast and the majority stockholder of Adsmart. Because CMGI is a substantial stockholder of Engage, and because under the Merger Agreement the Company is issuing a number of shares of Common Stock equal to more than 20% of the number of outstanding shares of Common Stock prior to the issuance, under applicable rules of the Nasdaq National Market, the issuance of Common Stock pursuant to the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the meeting.



     The issuance of the Merger Shares and the Contribution Shares also requires approval of an increase in the number of authorized shares of the Company's Common Stock. See "Approval of Amendment to the Company's Second Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock."


     The terms of the Merger Agreement and the issuance of the Common Stock and certain other matters are described below.

THE PARTIES

     The Company. The Company offers solutions that enable Web advertisers, merchants and sites to target the delivery of advertisements, content and e-commerce offerings to their audiences. At the core of Engage's solutions is its Engage Knowledge database containing over 52 million anonymous profiles of Web users. An Engage profile is an anonymous collection of information about an individual Web user's consumer interests, demographic characteristics and geographic location. These profiles are developed through a combination of a user's browsing behavior on participating sites on the Internet and information the user has voluntarily declared at those sites, such as information provided on an online registration form. Each anonymous profile omits information that would permit the personal identification of the user, such as name, address and e-mail address. Each profile contains numerical scores that rank a Web user's preference level in hundreds of standard categories and subcategories, such as books, business, computers, fashion, sports and travel. Categories can be further customized to meet the needs of a specific customer or market. These profiles are continuously updated and refined based on a visitor's browsing behavior across multiple Web sites, including pages selected by the user, the duration of the user's visits and the responses of the user to specific advertisements and promotions. See
"-- Description of Engage."

     The Company's address is 100 Brickstone Square, Andover, Massachusetts 01810. Its telephone number is (978) 684-3884.

     CMGI. With more than 65 companies, CMGI represents the largest, most diverse network of Internet businesses in the world. This network includes both CMGI operating companies and a growing number of synergistic investments through its venture capital affiliate, CMGI@Ventures. CMGI leverages the technologies, content and market reach of its extended family of companies to foster rapid growth and industry leadership across its network, and the larger Internet economy. Compaq, Intel, Microsoft, Pacific Century Cyberworks and Sumitomo hold minority positions in CMGI. CMGI's majority-owned operating companies include the Company, NaviSite, 1ClickBrands, 1stUp.com, Activate.net, AdForce, Adsmart, AltaVista, CMGI Solutions, Equilibrium, Flycast, iCAST, MyWay.com, NaviNet, SalesLink, yesmail.com and Tribal Voice. In addition, CMGI@Ventures has ownership interests in 49 Internet companies, including Lycos, Inc., Critical Path, Silknet, Chemdex, MotherNature.com, Ventro and Vicinity.

     CMGI's address is 100 Brickstone Square, Andover, Massachusetts 01810. Its telephone number is (978) 684-3600.

     Adsmart. Adsmart is an online advertising network for the business-to-consumer and business-to-business markets, comprised of more than 400 Web sites totaling three billion monthly impressions. Adsmart's mission is to combine the branding power of traditional media with the precision and interactivity of new media to provide effective marketing opportunities for advertisers and an advertising revenue stream for Web publishers. Adsmart has more than 65 full-time salespeople in the six major advertising markets: New York, Chicago, Detroit, Los Angeles, Boston and San Francisco. CMGI beneficially owns approximately 96% of the outstanding capital stock of Adsmart. See
"-- Description of Adsmart."

     Adsmart's address is 100 Brickstone Square, 4th Floor, Andover, Massachusetts 01810. Its telephone number is (888) 559-8222.

     FLYCAST. Flycast is a leading provider of Internet direct response advertising solutions. Flycast is focused on maximizing the return on investment ("ROI") for response-oriented advertisers, direct marketers and e-commerce companies. Flycast's flagship offering, the Flycast Network, reaches over 25 million people a month and provides a comprehensive system for planning, buying, selling, managing, evaluating and administering Web advertising. Flycast's customers include e-commerce companies, direct response marketers and interactive agencies who are interested in generating site traffic and increasing Web-based sales through ROI-focused advertising. Flycast, a wholly-owned subsidiary of CMGI, was acquired by CMGI in a stock-for-stock merger on January 13, 2000. See "-- Description of Flycast."

     Flycast's address is 181 Fremont Street, San Francisco, California 94105. Its telephone number is (415) 977-1000.

EFFECT OF TRANSACTIONS ON CERTAIN STOCKHOLDERS

     The following table sets forth certain information showing beneficial ownership of the Common Stock as of March 1, 2000, on a pro forma basis, as adjusted to reflect the Stock Split and the issuance of approximately 11,223,704 Merger Shares and approximately 53,773,930 Contribution Shares in the Transactions, by (i) each person known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company and (iii) all directors and executive officers as a group as follows:


                                                                  SHARES OF
                                                                    ENGAGE            PERCENTAGE
                                                                 COMMON STOCK          OWNERSHIP
                                                                 BENEFICIALLY          OF ENGAGE
                                                                    OWNED             OUTSTANDING
                                                                  AFTER THE            AFTER THE
NAME AND ADDRESS                                              TRANSACTIONS(1)(2)    TRANSACTIONS(3)
----------------                                              ------------------    ---------------
CMGI, Inc...................................................     152,081,206             87.73%
Paul L. Schaut..............................................         731,568            *
David S. Wetherell..........................................     152,087,206             87.73%
Edward A. Bennett...........................................          35,416            *
Christopher A. Evans........................................         145,000            *
Craig D. Goldman............................................         104,166            *
Andrew J. Hajducky, III.....................................     152,081,206             87.73%
Fredric D. Rosen............................................          25,000            *
All directors and executive officers as a group (10
  persons)..................................................     154,975,012             88.27%


---------------
 * Percentage is less than 1% of the total number of outstanding shares of Common Stock.

(1) Beneficial ownership of Common Stock is determined in accordance with the rules of the SEC, and includes shares for which the holder has sole or shared voting or investment power. Shares of Common Stock subject to options currently exercisable or which become exercisable within 60 days after March 1, 2000 are deemed to be beneficially owned and outstanding by the person holding such options and are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The inclusion of any shares of Common Stock deemed beneficially owned does not constitute admission of beneficial ownership of those shares.


(2) See Notes to table titled "Security Ownership of Certain Beneficial Owners and Management" above.



(3) Percentage ownership is based on 173,350,720 shares which will be issued and outstanding after the issuance of the Merger Shares and Contribution Shares in the Transactions pursuant to the Merger Agreement, plus any shares subject to issuance upon exercise of options held by such person or entity that were exercisable on or exercisable within 60 days after March 1, 2000.


     As of the date of this Proxy Statement, the Company has no commitments to issue any capital stock to any of the persons listed above except as contemplated by the Merger Agreement and pursuant to the exercise of stock options.

VOTES REQUIRED


     The Company. Pursuant to the NASD Marketplace Rules, the proposed issuance of the Merger Shares and the Contribution Shares requires approval of the Company's stockholders because CMGI, a substantial stockholder of the Company, will have a 5% or greater interest in each of Adsmart and Flycast immediately prior to the closing of the Transactions and because in connection with the Transactions, the Company will be issuing a number of shares of its Common Stock equal to more than 20% of its outstanding Common Stock prior to the issuance. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Meeting is required to approve such issuances. CMGI, which currently beneficially owns approximately 80.37% of the outstanding voting power of the Company, has agreed to vote in favor of the issuance of the Merger Shares and the Contribution Shares.

     The issuance of the Merger Shares and the Contribution Shares also requires approval of an increase in the number of authorized shares of Common Stock. See "Approval of Amendment to the Company's Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock."

     Adsmart. Approval of the Merger requires the approval of a majority of the outstanding shares of Adsmart common stock. CMGI, which beneficially owns approximately 98% of the outstanding shares of Adsmart common stock, has agreed to vote in favor of the Merger.

     Flycast. CMGI, which beneficially owns all of the outstanding shares of Flycast common stock, has agreed to contribute the outstanding shares of Flycast common stock to Engage.

BOARD APPROVALS

     The respective boards of directors of the Company, CMGI, Adsmart and Flycast have voted to approve the Merger Agreement and the Transactions.

REGULATORY APPROVAL

     It is a condition to the closing of the Transactions that the Merger Shares and the Contribution Shares be listed on the Nasdaq National Market.

LEGAL PROCEEDINGS


     On March 16, 2000, a derivative action was filed in the Court of Chancery of the State of Delaware against all of the directors of the Company, CMGI and the Company, as nominal defendant. The complaint alleges that, in connection with the proposed Transactions, CMGI and the directors of the Company violated their fiduciary duties of loyalty and good faith. The plaintiff is seeking an injunction against the proposed Transactions, rescission if the proposed Transactions are completed, unspecified damages, costs and disbursements, including attorneys' and experts fees. CMGI and the Company believe the claims are without merit and intend to contest the claims vigorously.


ACCOUNTING TREATMENT


     The Transactions will be accounted for as a combination of entities under common control (i.e., an "as if pooling"), which means that the assets and liabilities of Adsmart and Flycast, including intangible assets, will be carried forward at their old book value and the results of operations of Adsmart and Flycast will be included in the Company's results from the inception of Adsmart and from January 13, 2000 (the date CMGI acquired Flycast) of Flycast.


INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     Mr. Wetherell, a director of the Company, serves as Chairman of the Board, President and Chief Executive Officer of CMGI, as a director of Adsmart and as President of Flycast.

     Mr. Goldman, a director of the Company, is a director of CMGI.

     Mr. Hajducky, a director of the Company, serves as Executive Vice President, Chief Financial Officer and Treasurer of CMGI, as a director of Adsmart and as Vice President, Treasurer and a director of Flycast.

     Except as described above, no director or executive officer of the Company who has served in such capacity since August 1, 1998, no nominee for director of the Company, nor any associate of any of the foregoing persons, has any direct or indirect substantial interest in the Transactions. No affiliate of CMGI and the Company (other than each other) has any direct or indirect material interest in the Transactions.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion summarizes the material federal income tax consequences relevant to the Company and its stockholders in connection with (i) the merger of Adsmart with the Merger Sub and the issuance of the Merger Shares pursuant to the Merger and (ii) the contribution of Flycast Common Shares to the Company for the Contribution Shares pursuant to the Contribution. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the Company and its stockholders as described herein. The Company is not requesting and will not request a ruling from the Internal Revenue Service nor an opinion of counsel regarding the tax consequences of the Transactions in connection with the Transactions.

     The Company will not recognize gain or loss with respect to the issuance of the Merger Shares or the Contribution Shares. There are no tax consequences to the Company's stockholders with respect to the Transactions.

TIMING AND CLOSING OF THE TRANSACTIONS


     The closing of the Merger and the Contribution will occur concurrently and is expected to occur on or about April 28, 2000 (the "Closing").


COMPARISON OF STOCKHOLDER RIGHTS

     The completion of the Transactions will not change the existing rights of the Company's stockholders; however, some dilution will result.

MARKET INFORMATION

     The Common Stock is quoted on the Nasdaq National Market under the symbol "ENGA." Prior to July 20, 1999, the Common Stock was not publicly traded. The following table sets forth, for the fiscal periods indicated, the high and low intraday sale prices for the Common Stock as reported on the Nasdaq National Market.


                                                              HIGH      LOW
                                                             ------    ------
1999
Fourth Quarter (beginning July 20, 1999)...................  $23.50    $11.56

2000
First Quarter..............................................  $21.00    $11.88
Second Quarter.............................................  $85.00    $17.66
Third Quarter (through April 3, 2000)......................  $94.50    $29.75



     On January 19, 2000, the last full trading day prior to the public announcement of the proposed Transactions, the last reported sale price of the Common Stock on the Nasdaq National Market was $38.50 per share. The last reported sale price of the Common Stock on the Nasdaq National Market on April 3, 2000 was $29.81 per share.


     The Company has never declared or paid cash dividends on its Common Stock. The Company currently does not anticipate paying any cash dividends in the foreseeable future. Any payment of future dividends will be at the discretion of the Board of Directors and will depend upon, among other things, the Company's earnings, financial condition, capital requirements, level of indebtedness, contractual restrictions with respect to the payment of dividends and other factors that the Company's Board of Directors deems relevant.


     There is no public trading market for the Adsmart common stock. As of March 31, 2000, a total of 8,749,910 shares of Adsmart capital stock were outstanding. Adsmart has never paid cash dividends on the Adsmart common stock and its management does not anticipate paying cash dividends in the near future.

     There is no public market for the Flycast common stock. As of April 1, 2000, all of the outstanding shares of Flycast common stock were held by CMGI. Flycast has never paid cash dividends on the Flycast common stock and its management does not anticipate paying cash dividends in the near future.

AUDITORS

     It is expected that a representative of KPMG LLP, the Company's independent auditors, will be present at the Meeting and will be available to respond to appropriate stockholders' questions with respect to the Transactions and to make a statement if he or she desires to do so.

                         BACKGROUND OF THE TRANSACTIONS

     Since the Company completed its initial public offering in July 1999, its management has sought opportunities to bring together complementary Internet marketing and advertising properties to create a single, more powerful organization that will create and deliver the next generation in online marketing solutions. The Company believes those solutions must be designed to connect marketers with specific online audiences and then propel those audiences through the entire customer life cycle -- simply described as moving prospects to buyers, to repeat buyers, and finally to long-standing, loyal customers. The implementation of the Company's strategic plan accelerated in late 1999, after CMGI announced on September 30, 1999 that it had agreed to acquire Flycast.


     In October 1999, management of the Company began to evaluate with CMGI how Engage might integrate the businesses of the Company with Flycast and Adsmart, a complementary Internet advertising and media companies controlled by CMGI. Contemporaneously with that evaluation, the Company's Board of Directors established the Special Committee, consisting of Messrs. Bennett, Evans and Rosen, each of whom was and is independent of CMGI. The purpose of the Special Committee was to act on behalf of the Company's stockholders, other than CMGI, in evaluating the merits and negotiating the terms of a possible transaction with CMGI involving the combination of the Company with Flycast and one or more other complementary Internet companies controlled by CMGI, such as Adsmart. The Special Committee was also directed to make a recommendation to the Company's full Board of Directors as to whether to approve any such transaction. The Company's Board of Directors authorized the Special Committee to retain independent financial and legal advisors and any other professional the Special Committee deemed necessary to assist it in carrying out its responsibilities. The Company's Board of Directors also directed management to give the Special Committee and its advisors complete access to the Company's personnel and all information and materials in the Company's control, including its books, records, financial statements and projections. The Company's Board of Directors also instructed management to arrange for the Special Committee's advisors to have comparable access to the personnel and records of Flycast and any other CMGI business that might potentially be combined with the Company.



     By November 1999, management of the Company and CMGI had completed their preliminary evaluation of the strategic benefits of combining the businesses of the Company, Adsmart and Flycast. Management recommended to the Company's Board of Directors that the Special Committee proceed to evaluate and, if desired, negotiate the terms of the proposed Transactions. After receiving that recommendation, the Company's Board of Directors and the Special Committee retained Nutter, McClennen & Fish, LLP, Boston, Massachusetts, as counsel to represent both the Company and the Special Committee in the Transactions. In addition, the Company advised CMGI at that time that it wished to explore in more detail the possible acquisitions of Adsmart and Flycast and asked CMGI to present to the Special Committee a proposal outlining the terms under which CMGI would sell those subsidiaries to the Company.


     On December 6, 1999, the Special Committee met with counsel to review the Special Committee's duties and responsibilities in connection with the proposed Transactions and to interview several investment banking firms to serve as the Special Committee's financial advisor. The Special Committee met on December 9, 1999 and December 14, 1999 to consider the proposals it received from the prospective advisors. On December 16, after the Special Committee had tentatively selected one of those firms, that firm notified the Special Committee that another CMGI subsidiary had very recently engaged the firm to assist with an underwriting of a public offering of equity securities and the firm therefore had to withdraw its proposal to represent the Special Committee.

     On December 17, the Special Committee asked several other investment banking firms, including Bear, Stearns & Co. Inc. ("Bear Stearns"), to submit proposals to the Special Committee describing the following:

     - their experience in evaluating the business, financial condition and operating results of Internet marketing and advertising companies comparable to the Company, Adsmart and Flycast;

     - their experience representing those types of Internet companies in merger and acquisitions;

     - their experience representing special committees in transactions between a publicly traded company and its affiliate; and

     - any existing, previous or contemplated relationship between the firm and CMGI or any company controlled by CMGI that might affect, or appear to affect, the ability of the firm to render independent advice to the Special Committee.

     The Special Committee met on December 21, 1999 to review the proposals from, and interview representatives of, those investment banking firms and to discuss preliminarily CMGI's proposed terms for the Transactions that CMGI's financial advisor, Goldman, Sachs & Co., had provided to the Special Committee in mid-December. After those interviews, the Special Committee voted unanimously to retain Bear Stearns as the Special Committee's financial advisor, subject to counsel's negotiation of engagement terms acceptable to the Special Committee. In deciding to retain Bear Stearns, the Special Committee was influenced primarily by the following factors: (i) the experience of the Bear Stearns team in evaluating Internet marketing and advertising companies comparable to the Company, Adsmart and Flycast, (ii) the familiarity of the Bear Stearns team with the Company's business and management as a consequence of Bear Stearns having acted as a co-managing underwriter for the Company's initial public offering, and (iii) the experience, depth of personnel and reputation of Bear Stearns generally, and the proposed engagement team in particular, in merger and acquisition advisory engagements. By the end of December, the Special Committee and Bear Stearns had agreed in principle on the terms of the Bear Stearns engagement.

     Specifically, Bear Stearns's role was to

     - assist the Special Committee and the Company's management in evaluating the financial condition and operating results of Adsmart and Flycast;

     - assist the Special Committee in evaluating and negotiating the financial terms of the Transactions with CMGI and its advisors; and

     - express its opinion, if requested by the Special Committee, as to whether or not the Transactions were fair from a financial point of view to the Company's stockholders other than CMGI.

     On January 5, 2000, representatives from Bear Stearns and Nutter, McClennen & Fish, LLP met with senior executives of the Company, Adsmart and Flycast to review general business information regarding the Company, Adsmart and Flycast, with a particular focus on their recent operating results and near-term prospects and the potential risks of integrating their businesses.

     The Special Committee met on January 11, 2000 with the Company's management and representatives of Bear Stearns and Nutter, McClennen & Fish, LLP. At that meeting, the Special Committee received a presentation from the Company's senior management, including Paul Schaut, the Company's Chief Executive Officer and President, regarding the strategic importance to the Company of the proposed Transactions. See "-- Reasons for the Transactions."

     Management also noted that the biggest challenge in integrating Adsmart and Flycast would be to unify three different sales cultures, so that each salesperson would be familiar with all of the Company's core products, and management described the planning the Company had undertaken during the past several months in an effort to mitigate that risk. In response to questions from the Special Committee, management also represented that it believed it would be more advantageous for the Company to acquire both Adsmart and Flycast as part of a single transaction rather than to acquire any one of those companies. The Special Committee concurred with management's conclusions that the acquisitions of Adsmart and Flycast would significantly improve the Company's strategic position and that the integration and other risks to the Company inherent in the Transactions were reasonable in light of management's planning and the potential benefits to the Company of the Transactions.

     After management's presentation, the Special Committee met with representatives of Bear Stearns and counsel without management present. During that portion of the meeting, Bear Stearns reviewed its preliminary assessment of the following:


     - the recent operating results of the Company, Adsmart and Flycast and their prospects for the year ending December 31, 2000;


     - the various methodologies used by market analysts and investors during recent periods to value the publicly traded stock of comparable Internet advertising and marketing companies;

     - how the Committee might utilize different valuation methodologies to negotiate with CMGI regarding the value to be paid for Adsmart and Flycast; and

     - the range of CMGI's pro forma ownership of the Company after the Transactions.

     During its presentation, Bear Stearns emphasized that the valuation of Adsmart and Flycast would be highly dependent on the projected revenue of those companies for the year ending December 31, 2000. In response, the Special Committee asked the Company's management to review closely the preliminary revenue projections for the year ending December 31, 2000 that management and Bear Stearns had recently received from Adsmart and Flycast and to provide to Bear Stearns management's own revenue projections for the year ending December 31, 2000 for those two companies.


     The Special Committee then reviewed in detail with Bear Stearns and counsel the proposed terms of the proposed Transactions that CMGI's financial advisor had previously provided to the Special Committee. According to that proposal, CMGI offered to sell Adsmart and Flycast to the Company in return for approximately 67.7 million additional shares of the Common Stock, which would increase CMGI's ownership of the Company to approximately 87.78% from approximately 80.37%. CMGI proposed to sell Adsmart for $425.0 million of Common Stock, valued using a five-day average for the period ending two days prior to the date of the Merger Agreement. With respect to Flycast, CMGI offered to fix the number of shares that the Company would issue for Flycast based on (i) the number of shares of CMGI stock issued to Flycast stockholders and reserved for issuance under stock options to Flycast employees that CMGI assumed (an aggregate of approximately 16.7 million shares of CMGI Common Stock) and (ii) the ratio of the closing prices of the Common Stock and CMGI common stock on September 29, 1999, the day before CMGI announced its acquisition of Flycast. Those closing prices were $16.97 and $50.16, respectively. Applying that ratio of 1:2.956 and assuming CMGI ultimately would issue the maximum number of shares purchasable under existing Flycast stock options (net of option shares tendered to satisfy the exercise price of those options), the CMGI proposal called for the Company to issue approximately 53.9 million shares of Common Stock to purchase Flycast, having a value of approximately $1.7 billion, using a five-day average for the period ended January 5, 2000.


     The Special Committee and its advisors discussed at length the proposed valuations of Adsmart and Flycast under the CMGI proposal. Among other things, the advisors explained that Adsmart's accountants were in the process of auditing its financial statements and therefore Adsmart's historical financial results were subject to change. Counsel noted that the Company's obligation to close the Transactions should be conditioned on the receipt of audited Adsmart financial statements. Bear Stearns and counsel also advised the Special Committee that the Special Committee should take into account, when considering the proposed valuation of Adsmart, the employee stock options and debt that the Company would assume in the proposed Merger.


     In the case of Flycast, the Special Committee considered that, as a consequence of the increase in the market value of the Common Stock since September 29, 1999, the effect of CMGI's proposed formula would be to increase Flycast's valuation by $817.2 million, or 102%, comparing the implied value of Flycast on September 30, 1999, when CMGI's acquisition of Flycast was announced, of $834.4 million, valuing CMGI stock as of September 29, 1999, and the then current value of Flycast under CMGI's proposal of approximately $1.7 billion. The Special Committee also considered Bear Stearns' analysis showing that since September 29, 1999, the market price of several (but not all) Internet advertising companies had increased by more than 102%. In particular, the Special Committee considered that the market value of the leading

Internet advertising company had increased by approximately 106%, while another Internet advertising firm had appreciated by approximately 30%. Given that disparity, although the Special Committee acknowledged the rationale underlying CMGI's proposed formula for calculating the number of shares of Common Stock to be issued for Flycast, the Special Committee concluded that it must assess the value of Flycast, and negotiate with CMGI, based upon various methodologies that an independent party could reasonably be expected to utilize if it were then negotiating the acquisition of Flycast. In that regard, the Special Committee instructed Bear Stearns to develop and present to CMGI's financial advisors a counterproposal for the proposed Transactions, taking into account prevailing valuation parameters for Internet companies comparable to Flycast and Adsmart and the 2000 revenue projections for Adsmart and Flycast that the Company's management was to provide to Bear Stearns.


     The Special Committee also considered that Flycast employees would continue to hold stock options to purchase CMGI stock after the Transactions and that those options would not terminate if the employee voluntarily resigned from the Company to accept a job with CMGI or another CMGI subsidiary. Noting the retention risk presented by that arrangement, the Special Committee concurred with the suggestion of the Company's management that counsel should negotiate for a commitment from CMGI that neither it nor any of its other subsidiaries would specifically solicit Adsmart or Flycast employees to terminate their employment with the Company, Flycast or Adsmart.

     The Special Committee also discussed with Bear Stearns and counsel various implications of the increase in CMGI's percentage ownership of the Company as a result of the Transactions. In particular, the Special Committee considered that CMGI would have the right, if it ever owned at least 90% of the shares of Common Stock then outstanding, to effect a so-called "short-form" merger of the Company under Section 253 of the Delaware General Corporation Law. Counsel explained that this provision would permit the CMGI Board of Directors to cause CMGI to acquire the minority interest in the Company without being required either to obtain the approval of the Company's stockholders or to file with the SEC detailed disclosure materials regarding that transaction.

     The Special Committee also considered whether the reduction in the percentage of outstanding shares of Common Stock that was publicly traded, as a consequence of the Transactions and the issuance of additional shares to CMGI, would adversely affect the liquidity of the trading market for, or otherwise adversely affect the value of, the minority interest in the Company. To better evaluate this issue, the Special Committee asked Bear Stearns to report at a subsequent meeting on the trading characteristics of companies for which the publicly traded shares represent a small portion of the total shares outstanding.


     On January 12, 2000, the Company's management provided to Bear Stearns its 2000 revenue projections for Adsmart and Flycast. On January 13, 2000, taking into account those projections, Bear Stearns made a counterproposal to CMGI on behalf of the Special Committee addressing various financial and non-financial terms of the proposed Transactions. Under that counterproposal, the Company offered to purchase Adsmart and Flycast for a total of 48.2 million shares of the Common Stock, which would increase CMGI's ownership of the Company to approximately 86.26%. The Special Committee proposed to value Adsmart at $360.0 million, as compared to CMGI's proposal of $425.0 million, but the Special Committee would value the Common Stock using a 20-day average rather than the five-day average that CMGI proposed. The net effect of those changes was that the number of shares of Common Stock proposed to be issued to CMGI for Adsmart was within five percent of the number of shares required under CMGI's proposal. With respect to Flycast, the Special Committee proposed that the Company would issue 36.6 million shares of Common Stock, constituting approximately one-third fewer shares than would be required under CMGI's proposal.



     On January 14, 2000, Bear Stearns reported to the Special Committee that CMGI had indicated to Bear Stearns that it would not accept the Special Committee's counterproposal. The Special Committee instructed Bear Stearns to continue its discussions with CMGI's financial advisor and to review the peer group that it was using to value Flycast based upon a multiple of calendar 2000 revenue. The Special Committee also discussed, and instructed the Company's management to consider, whether the Company could reasonably expect to develop in a timely fashion an adequate alternative to Flycast's proprietary technology, if the Company and CMGI were unable to negotiate mutually acceptable terms for the Company's acquisition of Flycast.

     The Special Committee reconvened on January 17, 2000 to review with the Company's management, Bear Stearns and counsel the status of Bear Stearns's discussions with CMGI's financial advisor. Management reviewed with the Special Committee why management believed that the operational, marketing and sales synergies that would result from the combination of the Company, Adsmart and Flycast would allow each company to generate more revenue during the year ending December 31, 2000 than previously projected. Management also noted that it expected the Flycast acquisition would be materially accretive to the Company's revenue per share even at the valuation CMGI had proposed. In addition, management confirmed that it did not believe the Company could develop in a timely fashion an adequate alternative to Flycast's proprietary technology, if the Company and CMGI were unable to negotiate mutually acceptable terms for the Company's acquisition of Flycast.



     The Special Committee then met with Bear Stearns and counsel without management present. Bear Stearns reported that it had spoken several times with CMGI's financial advisor subsequent to the January 14 meeting, and that CMGI's position regarding the valuation of Flycast had not materially changed, although CMGI had offered to accept $50.0 million less of Common Stock for Flycast. After Bear Stearns delivered its report, the Special Committee reached a consensus that (i) it was unlikely CMGI would accept a further reduction in Flycast's valuation and (ii) the Special Committee would be inclined to support CMGI's revised proposal if in the opinion of Bear Stearns the aggregate purchase price for Adsmart and Flycast, taken as a whole, was fair from a financial point of view to the Company's stockholders other than CMGI.


     The Special Committee met on January 18, 2000 with Bear Stearns and counsel. At that meeting, counsel updated the Special Committee on its negotiations with CMGI's counsel regarding the proposed terms of the Merger Agreement, and Bear Stearns advised the Special Committee that, subject to the receipt of confirmatory data regarding Adsmart's financial statements and Bear Stearns's review of a substantially final form of Merger Agreement, Bear Stearns was prepared to opine that the aggregate purchase price for Adsmart and Flycast was fair from a financial point of view to the Company's stockholders other than CMGI. Bear Stearns then reviewed with the Special Committee the various elements of its analysis that would support that opinion, noting in particular that Bear Stearns had taken into account projected calendar 2000 revenue with and without the revenue synergies expected by management. Bear Stearns also reviewed with the Special Committee the trading characteristics of companies for which the publicly traded shares represented a small portion of the total shares outstanding.

     The Special Committee reconvened on January 19, 2000 with Bear Stearns and counsel. At that meeting, counsel reviewed the material terms of the Merger Agreement, describing for the Special Committee the representations in the Merger Agreement regarding the business and financial condition of Adsmart and Flycast, the various pre- and post-closing obligations of the Company and CMGI, and the extent to which CMGI would be required to indemnify the Company for damages under the Merger Agreement. In particular, counsel noted that the Company's obligation to complete the Transactions would be conditioned on the receipt of audited Adsmart financial statements; the Company's Board of Directors would generally not have the right to terminate the Merger Agreement or withdraw its recommendation of the Transactions unless CMGI acted in breach of the Merger Agreement; CMGI would agree to vote its shares of the Common Stock and Adsmart in favor of the Transactions; CMGI would agree that neither it nor any of its other subsidiaries would specifically solicit Adsmart or Flycast employees to terminate their employment with the Company, Flycast or Adsmart, but CMGI would be permitted to hire those employees if they left the Company, Flycast or Adsmart on their own initiative; and CMGI would not agree to refrain from effecting a short-form merger.


     Counsel confirmed to the Special Committee that the Merger Agreement would require the Company to issue a maximum of approximately 64.9 million shares of Common Stock in exchange for Adsmart and Flycast, assuming the full exercise of all Adsmart options assumed by the Company and all Flycast options assumed by CMGI (in each case net of option shares assumed to be tendered to satisfy the exercise price of those options). Bear Stearns noted the Adsmart valuation had increased to approximately $437.5 million, primarily to reflect a decision not to have the Company indemnify CMGI for CMGI's obligations under convertible notes issued in connection with a prior Adsmart acquisition. Bear Stearns then orally delivered its fairness opinion and reviewed its final analysis of the factors supporting that opinion.

     After those presentations, the Special Committee voted unanimously to recommend that the Company's Board of Directors approve the Transactions on the financial terms presented to the Special Committee at the January 19 meeting and authorize the execution of the Merger Agreement on substantially the terms presented at that meeting. Immediately after the adjournment of that Special Committee meeting, the Company's Board of Directors met and upon receiving the Special Committee's recommendation, voted to authorize management to cause the Company to enter into the Merger Agreement and to complete the Transactions. Messrs. Goldman and Hajducky abstained from that vote because of their affiliation with CMGI. Mr. Wetherell was not present at the meeting.


     On January 19, 2000, the Merger Agreement was executed by the parties. On January 20, 2000, prior to the opening of trading on the Nasdaq National Market, the Company and CMGI issued a joint press release announcing the Transactions.

                          REASONS FOR THE TRANSACTIONS


     THE COMPANY. THE SPECIAL COMMITTEE UNANIMOUSLY RECOMMENDED THE TRANSACTIONS, AND THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY DETERMINED THAT THE TRANSACTIONS ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. THE DIRECTORS AFFILIATED WITH CMGI (OTHER THAN MR. WETHERELL WHO WAS NOT PRESENT AT THE MEETING) ABSTAINED FROM VOTING.


     These decisions were based on several potential benefits of the Transactions that the Board of Directors of the Company believes will contribute to the success of the Company. These potential benefits include:

     - the opportunity that the Transactions would provide to combine the Company's profile-driven targeting capabilities, Adsmart's audited demographic and lifestyle target audience groups, and Flycast's performance-focused, direct response and optimization solutions to provide targeting that would allow marketers to reach precise audiences and deliver innovative marketing programs to those audiences;

     - the opportunity that the Transactions would provide for the Company to deliver its advertising programs across the Internet, broadband and other emerging platforms, in or out of the Company's captive networks;

     - the opportunity that the Transactions would provide for the Company to integrate I/PRO and AdKnowledge in the testing and refining of a wider range of advertising campaigns;

     - the opportunity that the Transactions would provide for the Company to become a one-stop source for all the solutions necessary for marketers to meet their multiple marketing goals across the Web; and

     - the opportunity that the Transactions would provide for the Company to accelerate its rate of growth.

These decisions were also based on the dynamic changes affecting the online advertising market in recent years, characterized by a significant expansion in the size and diversity of the online audience, as well as the pace of technological innovation.

     The Special Committee and the Board of Directors of the Company reviewed a number of factors in evaluating the Transactions, including, but not limited to, the following: (i) historical information concerning the Company's, Adsmart's and Flycast's respective business focus, financial performance and condition, operations, technology and management; (ii) management's view of the financial condition, results of operations and businesses of the Company, Adsmart and Flycast before and after giving effect to the Transactions; (iii) the differences and similarities between business and operating strategies of the three companies; (iv) current financial market conditions and historical stock market prices, volatility and trading information; (v) the consideration the Adsmart stockholders would receive in the Merger in light of comparable transactions; (vi) the consideration CMGI will receive in the Contribution in light of comparable transactions; (vii) the belief that the terms of the Merger Agreement are reasonable; (viii) the impact of the Transactions on customers and employees; (ix) results of the due diligence investigation of Adsmart and Flycast conducted by the Company's management, accountants and counsel; (x) the expectation that the Transactions would be accounted for as a combination of entities under common control, and therefore would not result in the Company having to recognize any goodwill for accounting purposes, and (xi) review of the valuations of comparable companies.

     The Special Committee and the Board of Directors of the Company also identified and considered a number of potentially negative factors in its deliberations concerning the Transactions including the following: (i) the risks that the benefits sought to be achieved by the Transactions may not be realized;
(ii) the possibility of management disruption associated with the Transactions and integrating the operations of the three companies, as well as the risk that key management and personnel of Adsmart and Flycast might leave after the Transactions are completed; and (iii) other applicable risks.

     The Special Committee and the Board of Directors concluded, however, that, on balance, the potential benefits of the Transactions to the Company and its stockholders outweighed the associated risks. The discussion of the information and factors considered by the Board of Directors of the Company is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Transactions, the Board of Directors did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND VOTING AT THE MEETING WILL BE REQUIRED TO APPROVE THE ISSUANCE OF THE MERGER SHARES AND THE CONTRIBUTION SHARES.

     THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS BELIEVE THAT THE TRANSACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMEND A VOTE FOR APPROVAL OF THE ISSUANCE OF THE MERGER SHARES AND THE CONTRIBUTION SHARES.

     ADSMART. ADSMART'S BOARD OF DIRECTORS UNANIMOUSLY CONCLUDED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, ADSMART AND ITS SHAREHOLDERS.

     The decision by Adsmart's board of directors to approve the Merger was based on several potential benefits of the Merger to Adsmart, including: (i) the Merger would provide Adsmart stockholders with an equity interest in the Company that provides stockholders of Adsmart with increased liquidity for their investment; (ii) the Merger would provide Adsmart with immediate access to additional financial resources to accelerate its growth, as well as access to the public markets for further capital if needed; (iii) the possible strategic growth opportunities resulting from the Merger; and (iv) the belief that Adsmart's business complements the operations of the Company, as well as the respective business and financial condition of each of the two companies.

     The decision of Adsmart's board of directors to approve the Merger and the Merger Agreement resulted from the board's careful consideration of a range of strategic alternatives, including the pursuit of a long-term independent business strategy for Adsmart. Adsmart's board of directors considered a number of factors in evaluating the Merger, including the following: (i) identifying and securing the strategic alternative that would provide the greatest value to Adsmart stockholders; (ii) the relative volatility of the market value of the Common Stock; (iii) the relative likelihood of completing the Merger; (iv) the relative risks to Adsmart's business if the Merger is not completed; (v) the results of due diligence reviews conducted by Adsmart's management, legal advisors and financial advisors examining the Company's business, operations, technology and competitive position and possible expansion opportunities for Adsmart following the Merger; (vi) review of the current and prospective business environment in which Adsmart operates, the competitive environment for ad management and delivery services for the Internet; and (vii) the recent trend towards consolidation among its competitors.

     Adsmart's board of directors also considered a number of potentially negative factors in its deliberations concerning the Merger, including: (i) the risk that the Merger might not be consummated; (ii) the potential loss of revenues and business opportunities for Adsmart as a result of confusion in the marketplace after the announcement of the Merger, or possible adverse reactions by certain existing or prospective Adsmart customers who compete with CMGI, the Company or their affiliates, and the possible exploitation of such issues by Adsmart's and CMGI's and the Company's competitors; (iii) the possibility of management disruption associated with the Merger and integrating the operations of the companies, as well as the risk that key management and technical personnel might leave Adsmart after the Merger is completed; (iv) the risk that the benefits sought to be achieved by the Merger would not be realized; and (v) other applicable risks.

     Adsmart's board of directors concluded, however, that, on the balance, the potential benefits to Adsmart and its stockholders of the Merger outweighed the risks associated with the Merger.

     The discussion of the information and factors considered by Adsmart's board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, Adsmart's board of directors did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

     FLYCAST. FLYCAST'S BOARD OF DIRECTORS UNANIMOUSLY CONCLUDED THAT THE CONTRIBUTION IS FAIR TO, AND IN THE BEST INTERESTS OF, FLYCAST AND ITS STOCKHOLDER.

     The decision by Flycast's board of directors to approve the Contribution was based on several potential benefits of the Contribution to Flycast, including: (i) the Contribution would provide Flycast with immediate access to additional financial resources to accelerate its growth, as well as access to the public markets for further capital if needed; (ii) the possible strategic growth opportunities resulting from the Contribution; and (iii) the belief that Flycast's business complements the operations of the Company, as well as the respective business and financial condition of each of the two companies.

     The decision of Flycast's board of directors to approve the Contribution and the Merger Agreement resulted from the board's careful consideration of a range of strategic alternatives, including the pursuit of a long-term independent business strategy for Flycast. Flycast's board of directors considered a number of factors in evaluating the Contribution, including the following: (i) identifying and securing the strategic alternative that would provide the greatest value to the Flycast stockholder; (ii) the relative volatility of the market value of the Common Stock; (iii) the relative likelihood of completing the Contribution; (iv) the relative risks to Flycast's business if the Contribution is not completed; (v) the results of due diligence reviews conducted by Flycast's management, legal advisors and financial advisors examining the Company's business, operations, technology and competitive position and possible expansion opportunities for Flycast; (vi) review of the current and prospective business environment in which Flycast operates, the competitive environment for delivery services for the Internet; and (vii) the recent trend towards consolidation among its competitors.

     Flycast's board of directors also considered a number of potentially negative factors in its deliberations concerning the Contribution, including:
(i) the risk that the Contribution might not be consummated; (ii) the potential loss of revenues and business opportunities for Flycast as a result of confusion in the marketplace after the announcement of the Contribution, or possible adverse reactions by certain existing or prospective Flycast customers who compete with the Company or its affiliates, and the possible exploitation of such issues by Flycast's and the Company's competitors; (iii) the possibility of management disruption associated with the Contribution and integrating the operations of the companies, as well as the risk that key management and technical personnel might leave Flycast after the Contribution is completed;
(iv) the risk that the benefits sought to be achieved by the Contribution would not be realized; and (v) other applicable risks.

     Flycast's board of directors concluded, however, that, on the balance, the potential benefits to Flycast and its stockholder of the Contribution outweighed the risks associated with the Contribution.

     The discussion of the information and factors considered by Flycast's board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Contribution, Flycast's board of directors did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

                     OPINION OF ENGAGE'S FINANCIAL ADVISOR

     Bear Stearns acted as financial advisor to the Company and the Special Committee in connection with the Transactions. At the January 19, 2000 meeting of the Special Committee, Bear Stearns rendered its oral opinion, subsequently confirmed in writing as of the same date, to the Special Committee to the effect that, as of the date of such opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Bear Stearns, the purchase price was fair, from a financial point of view, to the stockholders of the Company, excluding CMGI and its affiliates.

     The full text of Bear Stearns' written opinion, dated January 19, 2000, which sets forth among other things, the assumptions made, matters considered and limits on the review undertaken by Bear Stearns in connection with the opinion is attached as Annex B to this Proxy Statement and is incorporated herein by reference. The Company's stockholders are urged to read Bear Stearns' opinion in its entirety. The summary of the opinion of Bear Stearns set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion. In this summary, Adsmart and Flycast are referred to together as the Combined Companies.

     In reading the discussion of the fairness opinion provided below, the Company's stockholders should be aware that Bear Stearns' opinion:

     - is intended for the benefit and use of the Special Committee;

     - does not constitute a recommendation to the Special Committee as to how to vote in connection with the Transactions;

     - does not constitute a recommendation to any holders of the Company's Common Stock as to how to vote in connection with the Transactions; and

     - does not address the Company's underlying business decision to pursue the Transactions.

     In connection with Bear Stearns' role as financial advisor to the Company, and in arriving at its opinion, Bear Stearns has, among other things:

     - reviewed the Merger Agreement in final form;

     - reviewed the Company's Registration Statement on Form S-1 dated July 19, 1999, its Annual Report on Form 10-K for the period ended July 31, 1999 and its Quarterly Report on Form 10-Q for the period ended October 31, 1999;

     - reviewed certain operating and financial information, including projections provided to Bear Stearns by management relating to the Company's business and prospects;

     - met with certain members of the Company's senior management to discuss the Company's business, operations, historical and projected financial results and future prospects;

     - reviewed Flycast's Registration Statement on Form S-1 dated May 3, 1999 and its Quarterly Reports on Form 10-Q for the periods ended June 30, 1999 and September 30, 1999;

     - reviewed certain operating and financial information, including projections, provided to Bear Stearns by Adsmart's and Flycast's management relating to Adsmart's and Flycast's respective business and prospects;

     - met with certain members of Adsmart's and Flycast's senior management to discuss Adsmart's and Flycast's respective business, operations, historical and projected financial results and future prospects;

     - reviewed the historical prices, trading multiples and trading volumes of the Common Stock and shares of Flycast common stock (prior to its purchase by CMGI);

     - reviewed publicly available financial data, stock market performance data and trading multiples of companies which Bear Stearns deemed generally comparable to the Company, Adsmart and Flycast;

     - reviewed the terms of recent mergers and acquisitions involving companies which Bear Stearns deemed generally comparable to Adsmart and Flycast and the Transactions;

     - reviewed the pro forma financial results, financial condition and capitalization of the Company giving effect to the Transactions;

     - conducted such other studies, analyses, inquiries and investigations as Bear Stearns deemed appropriate; and

     - reviewed synergy estimates of the Company, Adsmart and Flycast provided by the Company's management.

     In preparing its opinion, Bear Stearns did not assume any responsibility for the independent verification of, and did not independently verify, any information, whether publicly available or furnished to it, concerning the Company, Adsmart or Flycast, including, without limitation, any financial information, forecasts or projections, considered in connection with the rendering of its opinion. Bear Stearns assumed and relied upon the accuracy and completeness of all such information.

     In arriving at its opinion, Bear Stearns did not conduct a physical inspection of the properties or assets, and did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company, Adsmart or Flycast. With respect to the financial forecasts and synergy estimates made available to Bear Stearns and used in its analysis, Bear Stearns has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the matters covered thereby. In rendering its opinion, Bear Stearns expressed no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based.

     Bear Stearns did not express any opinion as to the price or range of prices at which the Common Stock of the Company might trade subsequent to the announcement of the Transactions or as to the price or range of prices at which the shares of Common Stock of the Company may trade subsequent to the consummation of the Transactions. The opinion of Bear Stearns was necessarily based on economic, market and other conditions, and the information made available to Bear Stearns, as of the date thereof. Although subsequent developments may affect its opinion, Bear Stearns has assumed no obligation to update, revise or reaffirm it.

     Bear Stearns assumed, for all purposes material to Bear Stearns' analysis, the accuracy and completeness of the representations and warranties, performance of all covenants and satisfaction of all conditions with respect to the Merger Agreement.

     Bear Stearns assumed that the Transactions will qualify as tax-free reorganization within the meaning of Sections 368 and 351 of the Code.

     Set forth below is a brief summary of some of the valuation and financial and comparative analyses considered by Bear Stearns in connection with the rendering of the Bear Stearns opinion and reviewed with the Special Committee on January 19, 2000. In order to understand fully the financial analyses used by Bear Stearns, the tables must be read with the text of each summary because the tables alone are not a complete description of the financial analysis. This summary does not purport to be a complete description of the analyses underlying the Bear Stearns opinion and is qualified in its entirety by reference to the full text of the Bear Stearns opinion.

     The following summary describes the analyses and factors that Bear Stearns deemed material in its presentation to the Special Committee of the Board of Directors of the Company and in preparing its opinion, but is not a comprehensive description of all analyses performed and factors considered by Bear Stearns in connection with preparing its opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Bear Stearns believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying the opinion. In arriving at its fairness determination, Bear Stearns did not assign specific weights to any particular analyses.

     In conducting its analysis and arriving at its opinions, Bear Stearns used a variety of generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling Bear Stearns to provide its opinion to the Special Committee as to the fairness of the purchase price to the Company's stockholders, other than CMGI, and do not purport to be appraisals of or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. In connection with its analyses, Bear Stearns made, and was provided by the Company's management with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the Company's, Adsmart's and Flycast's control. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the Company, Adsmart, Flycast or their respective advisors, none of the Company, Bear Stearns nor any other person assumes responsibility if future results or actual values are materially different form these forecasts or assumptions.

     Historical Stock Price Analysis. Bear Stearns reviewed and analyzed recent and historical market prices and trading volumes for the Company's Common Stock and compared such market prices to the Comparable Companies, as defined below, and certain market indices. Bear Stearns observed that Engage's stock price increased 32.7% during the 20 trading days prior to the announcement of the Transactions. The 52-week high stock price was $44.50 and the low was $11.57.

     Comparable Public Company Trading Analysis. Bear Stearns compared the implied ratio of the considerations to be paid in the Transactions to the projected revenue of the Combined Companies to the projected revenue multiples Bear Stearns had observed in the market for companies Bear Stearns deemed generally comparable to Adsmart and Flycast (the "Comparable Companies"). The Comparable Companies were:

     - 24/7 Media, Inc.

     - DoubleClick Inc.

     - Engage

     - Exactis.com, Inc.

     - Net Perceptions, Inc.

     - yesmail.com, inc.

     Bear Stearns reviewed the implied ratios for the Comparable Companies based on both a spot price and a 20 trading days average stock price basis. The spot price is the most recent stock price and provides information on current equity values. During the 20 trading days prior to the announcement of the Transactions, the Company's stock price increased 32.7%. Bear Stearns believes that the increase in the stock price was due in part to market speculation about the possibility of the Company announcing a merger or acquisition. Also, like many Internet related companies, Engage and the Comparable Companies have highly volatile stock prices. To reduce the impact of this stock price increase and volatility on the Transactions analysis, Bear Stearns reviewed the 20 trading days average stock price for both Engage and the Comparable Companies. Bear Stearns reviewed the implied ratios for the Combined Companies both including and excluding synergies from the Transactions.

     The following table summarizes the analysis.

                                                         COMBINED COMPANY
                                                      ----------------------
                                                      EXCLUDING    INCLUDING    COMPARABLE COMPANIES
                                                      SYNERGIES    SYNERGIES       HARMONIC MEAN
                                                      ---------    ---------    --------------------
Equity Value Based on Spot Price to
  Calendar Year 1999E Revenue.......................    28.7x        28.7x             34.2x
  Calendar Year 2000E Revenue.......................    16.5x        14.4x             19.1x
Equity Value Based on 20 Days Average Price to
  Calendar Year 1999E Revenue.......................    25.2x        25.2x             34.1x
  Calendar Year 2000E Revenue.......................    14.5x        12.7x             19.0x


     As used in this Proxy Statement, the harmonic mean of a set of data items is defined as the reciprocal of the arithmetic mean of the reciprocals of the individual data items.

     None of the Comparable Companies is identical to the Combined Companies. Accordingly, Bear Stearns believes the analysis of publicly traded comparable companies is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Bear Stearns' opinion, concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading value of the Comparable Companies.

     Comparable M&A Transactions Analysis. Bear Stearns compared the implied ratio of the consideration to be paid in the Transactions to the projected revenue of the Combined Companies to the projected revenue multiples Bear Stearns observed in the market for merger and acquisition that Bear Stearns deemed comparable to the Transactions (the "Comparable Transactions"). The Comparable Transactions were:

     - the acquisition of Flycast Communications by CMGI, announced on September 30, 1999;

     - the acquisition of AdKnowledge Inc. by Engage, announced on September 24, 1999;

     - the acquisition of AdForce, Inc. by CMGI, announced on September 20, 1999;

     - the acquisition of NetGravity, Inc. by DoubleClick Inc., announced on July 13, 1999; and

     - the acquisition of yesmail.com by CMGI, announced on December 15, 1999.

     Bear Stearns observed ratios of equity value as of the announcement date to latest twelve months ("LTM") revenue and next twelve months ("NTM") revenue. Bear Stearns reviewed the implied ratios for the Comparable Transactions based on both a spot price and a 20 trading days average stock price basis for the reasons described above. Bear Stearns reviewed the implied ratios for the Combined Companies both including and excluding synergies from the Transactions.

     The following table summarizes the analysis.

                                                           COMBINED COMPANY
                                                        ----------------------
                                                        EXCLUDING    INCLUDING   COMPARABLE TRANSACTIONS
                                                        SYNERGIES    SYNERGIES        HARMONIC MEAN
                                                        ---------    ---------   -----------------------
Equity Value Based on Spot Price to
  Latest Twelve Months Revenue........................    28.7x        28.7x              38.6x
  Next Twelve Months Revenue..........................    16.5x        14.4x              15.4x
Equity Value Based on 20 Days Average Price to
  Latest Twelve Months Revenue........................    25.2x        25.2x              34.7x
  Next Twelve Months Revenue..........................    14.5x        12.7x              14.2x

     Bear Stearns also evaluated the difference in the ratio of equity value to NTM revenue paid by CMGI for Flycast on September 30, 1999 compared to the implied ratio the Company would pay for the Combined Companies. In this analysis Bear Stearns evaluated the changes in projections for Flycast by considering the changes in Flycast's projections since September 30, 1999, the synergies expected to result from the Transactions and the change in the stock prices of the Comparable Companies since September 30, 1999.

     All the multiples for the Comparable Transactions were based on public information available at the time of the announcement of such Transactions, without taking into account differing market and other conditions during the period which the Comparable Transactions occurred.

     Because the reasons for, and circumstances surrounding, each of the Comparable Transactions were so diverse, and due to the inherent differences between the operations and financial conditions of the Company, Adsmart and Flycast and the companies involved in the Comparable Transactions, Bear Stearns believes that a comparable Transactions analysis is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Bear Stearns' opinion, concerning differences between the characteristics of the Comparable Transactions and the Transactions that could affect the value of the subject companies and businesses and the Company, Adsmart and Flycast.

     Relative Contribution Analysis. Based on the Combined Companies' projections, Bear Stearns computed a relative contribution analysis measuring the percentage of fully diluted equity ownership versus projected revenue contribution. The analysis indicated that shares of the Company's Common Stock issued to CMGI in exchange for the Combined Companies would represent 36% of the combined company's diluted outstanding shares and the Combined Companies would contribute, during fiscal years ending July 31, 2000 and 2001, 71% and 72%, respectively, of the combined company's revenue (without taking into account any synergies).

     Pro Forma Merger Consequences Analysis. Bear Stearns analyzed certain pro forma effects of the Transactions. Bear Stearns noted that the Transactions would increase the Company's pro forma revenue per share excluding synergies by 66% and 125% for the fiscal years ending July 31, 2000 and 2001, respectively, and including synergies by 83% and 140% for the fiscal years ending July 31, 2000 and 2001, respectively.

     The terms of the Transactions were determined through negotiations between the Company and CMGI and were approved by the Special Committee and the Company's Board of Directors. Although Bear Stearns provided advice to the Special Committee and the Company during the course of these negotiations, the decision to enter into the Transactions was solely that of the Special Committee and the Company's Board of Directors. As described above, the opinion and presentation of Bear Stearns to the Special Committee were only some of the factors taken into consideration by the Special Committee and the Company's Board of Directors in making their determinations to approve the Transactions. Bear Stearns' opinion was provided to the Special Committee to assist it in connection with its consideration of the Transactions and does not constitute a recommendation to any holder of the Company's Common Stock as to how to vote with respect to the Transactions.

INTERESTS OF FINANCIAL ADVISOR TO ENGAGE IN THE MERGER

     The Company retained Bear Stearns as the financial advisor to the Company and the Special Committee based on Bear Stearns' experience and expertise in transactions similar to the Transactions. Bear Stearns, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Pursuant to the terms of its engagement letter with Bear Stearns, dated January 14, 2000, the Company has agreed to pay Bear Stearns a total fee of $4 million, $100,000 of which was paid as a retainer advisory fee upon execution of the engagement letter, $1.5 million of which became payable when Bear Stearns informed the Company that Bear Stearns was prepared to render an opinion with respect to the Transactions and $2.4 million of which will become payable upon the consummation of the Transactions. In addition, the Company has agreed to reimburse Bear Stearns for reasonable out-of-pocket fees, expenses and costs in connection with the performance of its activities under the engagement letter, including the fees and expenses of its accountants and legal counsel, if any, and any other advisor retained by Bear Stearns. The Company has also agreed to indemnify Bear Stearns and certain related persons against certain liabilities in connection with the engagement of Bear Stearns, including certain liabilities under the federal and state securities laws.

     Bear Stearns is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions. Bear Stearns has been previously engaged by the Company to provide certain investment banking and financial advisory services in connection with its initial public offering. Bear Stearns may provide financial advisory and financing services to the combined company and/or its affiliates and may receive fees for the rendering of these services. Bear Stearns publishes research reports regarding the Internet industry and the businesses and services of publicly owned companies in the Internet industry. In the ordinary course of its business, Bear Stearns may actively trade the equity and debt securities of Engage and/or CMGI and/or their affiliates for its own account and for the accounts of its customers and, accordingly, Bear Stearns may at any time hold a long or short position in such securities.

                              THE MERGER AGREEMENT

GENERAL

     The Merger Agreement contemplates the following transactions:

     Merger. First, Merger Sub will merge with Adsmart, with Adsmart being the surviving corporation ("New Adsmart"). In the Merger, holders of outstanding shares of Adsmart common stock ("Existing Adsmart Common Shares") and Adsmart employee stock options will receive an aggregate of approximately 11,223,704 shares of Common Stock, which we refer to as the "Merger Shares". The Merger Shares will represent approximately 6.5% of the outstanding Common Stock after the Merger and Contribution, based on the number of shares of Common Stock outstanding on March 15, 2000.


     The value of the Merger Shares as of January 19, 2000, the date the Merger Agreement was entered into, and April 3, 2000, the most recent practicable date before the mailing of the Proxy Statement, based on the closing price per share of the Common Stock on those days, was as follows:



                                                 CLOSING PRICE PER SHARE OF    AGGREGATE VALUE
DATE                                                ENGAGE COMMON STOCK        OF MERGER SHARES
----                                             --------------------------    ----------------
January 19, 2000...............................            $38.50                $432 million
April 3, 2000..................................            $29.81                $335 million


     Contribution. Second, CMGI will contribute all of the capital stock of Flycast to the Company in exchange for approximately 53,773,930 shares of Common Stock, which we refer to as the "Contribution Shares". The Contribution Shares will represent approximately 31% of the outstanding Common Stock after the Merger and Contribution, based on the number of shares of Common Stock outstanding on March 15, 2000.


     The value of the Contribution Shares as of January 19, 2000, the date the Merger Agreement was entered into, and April 3, 2000, the most recent practicable date before the mailing of the Proxy Statement, based on the closing price per share of the Common Stock on those days, was as follows:



                                               CLOSING PRICE PER SHARE OF    AGGREGATE VALUE OF
DATE                                              ENGAGE COMMON STOCK        CONTRIBUTION SHARES
----                                           --------------------------    -------------------
January 19, 2000.............................            $38.50                 $2.07 billion
April 3, 2000................................            $29.81                 $1.60 billion


     THE ISSUANCE OF THE MERGER SHARES AND THE CONTRIBUTION SHARES REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND VOTING AT THE MEETING.

THE MERGER

     Treatment of Existing Adsmart Common Shares and Determination of Conversion Ratio. Holders, including CMGI, of Existing Adsmart Common Shares will receive Merger Shares equal to the number of Existing Adsmart Common Shares held by such holder multiplied by the Engage Conversion Ratio. The "Engage Conversion Ratio" is the result obtained by dividing (A) 11,223,704 by (B) the sum of the number of Existing Adsmart Common Shares outstanding immediately prior to the effective time of the Merger (the "Merger Effective Time") (assuming the conversion into Existing Adsmart Common Shares of all outstanding Existing Adsmart Preferred Shares (as defined below)) and the number of shares of Adsmart common stock subject to stock options. The Engage Conversion Ratio has been adjusted to reflect the Stock Split and is subject to further adjustment in the event of any other stock split, stock dividend, reverse stock split or similar event affecting the Common Stock prior to the Merger Effective Time.


     Conversion of Adsmart Preferred Shares and Notes Held by CMGI. Prior to the Merger Effective Time, certain convertible promissory notes of Adsmart outstanding, including those held by CMGI, will be converted into shares of Series B Convertible Preferred Stock, $0.01 par value per share, of Adsmart (the "Adsmart Series B Convertible Preferred Stock") in accordance with their terms. After the conversion of the notes and prior to the Merger Effective Time, all outstanding shares of Series A Convertible Preferred Stock, $0.01 par value per share, of Adsmart, all of which are held by CMGI, and of Adsmart Series B Convertible Preferred Stock (collectively, the "Existing Adsmart Preferred Shares") will be converted into shares of Adsmart common stock.

     Treatment of Adsmart Employee Stock Options. The Company will assume the Adsmart stock option plans. Immediately after the Merger Effective Time, each Adsmart option outstanding shall be converted into a similar stock option to acquire that number of Merger Shares equal to the number of Existing Adsmart Common Shares for which it is exercisable multiplied by the Engage Conversion Ratio, with an exercise price equal to the quotient determined by dividing the exercise price of existing Adsmart options by the Engage Conversion Ratio, rounded down to the nearest whole cent. The resulting Company options will be governed by the terms of the assumed Adsmart stock option plans.

THE CONTRIBUTION

     Treatment of Flycast Common Shares. CMGI will contribute to the Company all of the outstanding shares of common stock, $0.01 par value per share, of Flycast (the "Flycast Common Shares") in exchange for 53,773,930 Contribution Shares. The number of Contribution Shares has been adjusted to reflect the Stock Split and is subject to further adjustment in the event of any other stock split, stock dividend, reverse stock split or similar event affecting the Common Stock prior to the Merger Effective Time.

     Treatment of Flycast Employee Stock Options. Certain employees and consultants of Flycast hold options to purchase shares of CMGI common stock ("Flycast - CMGI Options"). With the consent of the Company and CMGI, a holder of Flycast - CMGI Options may elect to exchange his Flycast - CMGI Options for options to purchase shares of the Company's Common Stock. To the extent that any Flycast - CMGI Options are exchanged or expire unexercised, CMGI shall deliver to the Company the number of shares of the Company's Common Stock equal to the number of shares of CMGI common stock subject to the exchanged or expired option multiplied by 2.882 (the "Option Exchange Ratio"). The Option Exchange Ratio has been adjusted to reflect the Stock Split and is subject to further adjustment in the event of any other stock split, stock dividend, reverse stock split or similar event affecting the Common Stock or CMGI common stock, rounded down to the nearest share. In addition, if any Flycast - CMGI Option not previously exchanged is exercised, CMGI will deliver to the Company the amount of the exercise price received by it.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains various representations and warranties of the Company, CMGI, Adsmart and Flycast.

COVENANTS

     Each of the parties has agreed to use its reasonable best efforts to take all actions necessary to consummate the transactions contemplated by the Merger Agreement.


     The Company has agreed that its Board of Directors shall recommend that the stockholders of the Company vote in favor of the issuance of its shares pursuant to the Merger and Contribution, which recommendation shall be supported by the Special Committee.



     CMGI has agreed to vote all of the shares of Common Stock held by it in favor of the issuance of shares pursuant to the Merger and Contribution.


     Until the Closing, each of Adsmart and Flycast has agreed to conduct its respective operations in the ordinary course of business and has agreed not to take certain specified actions without the consent the Company.

     The Company has agreed to comply with the provisions of the merger agreement between CMGI and Flycast relating to the continued indemnification of the former directors of Flycast after the closing of the acquisition of Flycast by CMGI. In addition, the Company has agreed that it will cause New Adsmart to continue to indemnify the present and former directors and officers of Adsmart against any costs or liabilities that they might incur in connection with any claim, suit or proceeding arising out of matters at or prior to the closing, to the fullest extent permitted under Delaware law.


     As of the closing, CMGI has agreed to release any and all claims that it may have against Flycast arising out of the Flycast merger agreement. Also, as of the closing, CMGI has agreed to assign to the Company, to the extent assignable, any claims that it may have against 2Can Media, Inc. under the merger agreement relating to the acquisition of 2Can Media, Inc. by CMGI.


     CMGI has agreed that, for a period of 18 months after the date of the Merger Agreement, it will not, and it shall use reasonable efforts to cause its majority-owned subsidiaries not to, solicit the employment of any employee of Adsmart or Flycast, other than as a result of a general solicitation not directed specifically to employees of Adsmart or Flycast.

CONDITIONS TO OBLIGATIONS TO EFFECT THE TRANSACTIONS

     The respective obligations of each party to effect the Transactions are subject to the satisfaction or waiver of the following conditions:

     - approval by the Company's stockholders of the issuance of the Merger Shares and the Contribution Shares pursuant to the Merger Agreement;

     - authorization for listing of the Merger Shares and the Contribution Shares on the Nasdaq National Market; and

     - no court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agencies shall have issued any order, stay or injunction which has the effect of making the Merger or Contribution illegal or otherwise prohibiting consummation of the Merger or Contribution.

     The obligation of the Company to consummate the Transactions is subject to the satisfaction or waiver of the following additional conditions:

     - all outstanding convertible promissory notes of Adsmart held by CMGI shall have been converted into shares of Adsmart preferred stock;

     - all outstanding shares of Adsmart preferred stock shall have been converted into shares of Adsmart common stock;

     - the number of shares of Adsmart common stock electing appraisal rights shall not exceed 3% of the number of outstanding shares of Adsmart common stock;

     - Adsmart shall have obtained all waivers, permits and consents required for the Merger, except for any failure which would not have material adverse effect;

     - the representations and warranties of CMGI, Flycast and Adsmart shall be true and correct as of the closing, except for failures which would not have material adverse effect;

     - CMGI, Flycast and Adsmart shall have performed in all material respects its agreements required to be performed under the Merger Agreement;

     - the audited financial statements of Adsmart called for by the Merger Agreement shall have been delivered to Company and the revenue, net income (loss), and stockholders' equity reflected in the audited financial statements shall not differ from the same line items reflected in the unaudited financial statements previously delivered in a manner that would have a material adverse effect; and

     - there shall have been no material adverse effect to Flycast's business from the date of CMGI's acquisition of Flycast to the closing of the Contribution.

     The obligations of CMGI and Adsmart to consummate the Transactions are subject to the satisfaction or waiver of the following additional conditions:

     - the representations and warranties of the Company shall be true and correct as of the Closing, except for failures which would not have a material adverse effect; and

     - the Company shall have performed in all material respects its agreements required to be performed under the Merger Agreement.


TERMINATION



     Engage, CMGI, Adsmart and Flycast can mutually agree to terminate the Agreement.



     Engage may terminate the Agreement upon the occurrence of a number of events, including breach by CMGI, Adsmart or Flycast of any representation, warranty or covenant in the Agreement if the breach, individually or in combination with any other breach would cause certain closing conditions not to be satisfied and the breach is not cured within 20 days after receiving notice of the breach. Engage may also terminate the Agreement if certain obligations of CMGI, Flycast or Adsmart are not satisfied or fulfilled by August 31, 2000.



     CMGI may terminate the Agreement upon the occurrence of a number of events, including breach by Engage or Merger Sub of any representation, warranty or covenant in the Agreement if the breach, individually or with any other breach, would cause certain closing conditions not to be satisfied and the breach is not cured within 20 days after receiving notice of the breach. CMGI may also terminate the Agreement if certain obligations of Engage or Merger Sub are not satisfied or fulfilled by August 31, 2000.



     Any party can terminate the Agreement in the event of any of the following:



     - a governmental entity of competent jurisdiction shall have issued a nonappealable final order, decree or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions; and



     - Engage stockholders do not approve the issuance of shares of Engage Common Stock pursuant to the Transactions at the Meeting.


INDEMNIFICATION


     CMGI has agreed to indemnify the Company for costs, expenses, liabilities and losses incurred by the Company as a result of any breach by CMGI or Adsmart of any representations or warranties set forth in the Merger Agreement. All representations and warranties as to Adsmart and CMGI in the Merger Agreement shall expire one year following the Closing. All other representations and warranties expire upon the Closing, other than the representations and warranties as to CMGI's ownership of the outstanding shares of Flycast. The aggregate liability of CMGI under the Merger Agreement shall not exceed $437.5 million, and CMGI shall have no liability except to the extent that the aggregate damages exceed $10.0 million. CMGI may elect to satisfy any indemnification obligation by surrendering shares of Common Stock of the Company, at a value of $38.98 per share.

   ENGAGE'S SELECTED HISTORICAL CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


     The following selected historical condensed financial information should be read in conjunction with Engage's consolidated financial statements and related notes and Engage's "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 53, which are included in this Proxy Statement. The consolidated statement of operations data for each of the years in the three-years ended July 31, 1999, and the consolidated balance sheet data at July 31, 1998 and 1999 are derived from the audited consolidated financial statements of Engage appearing elsewhere in this Proxy Statement. The consolidated statement of operations data for the period July 18, 1995 (inception) to July 31, 1996, and the consolidated balance data at July 31, 1996 and 1997 are derived from the audited consolidated financial statements of Engage not included herein. The selected financial data for the six months ended January 31, 1999 and 2000, and as of January 31, 2000 have been derived from Engage's unaudited consolidated financial statements and in the opinion of Engage's management include all adjustment (consisting only of normal recurring adjustments) which are necessary to present fairly the results of operations and financial position of Engage for those periods in accordance with generally accepted accounting principles. Historical results are not necessarily indicative of the results to be expected in the future. No cash dividends have been declared or paid on Engage common stock.


                                               JULY 18, 1995                                          SIX MONTHS ENDED
                                                (INCEPTION)           YEAR ENDED JULY 31,               JANUARY 31,
                                                TO JULY 31,     --------------------------------    --------------------
                                                   1996           1997        1998        1999        1999        2000
                                               -------------    --------    --------    --------    --------    --------
                                                                                                        (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Revenue......................................     $    --       $     25    $  2,217    $ 16,023    $  4,265    $ 21,071
Cost of revenue..............................          --             31       2,238       9,451       3,060      13,533
                                                  -------       --------    --------    --------    --------    --------
      Gross (loss) profit....................          --             (6)        (21)      6,572       1,205       7,538
                                                  -------       --------    --------    --------    --------    --------
Operating expenses:
    In-process research and development......          --             --       9,200       4,500          --       2,317
    Research and development.................       1,796          7,261       5,859       8,699       3,788       7,885
    Selling and marketing....................         155          1,566       4,015      12,776       3,704      18,071
    General and administrative...............         428          1,429       1,993       4,115       1,316       4,985
    Amortization of goodwill and other
      intangibles............................          --             --       1,391       5,829       2,086      13,728
    Stock-based compensation.................          --             --         426       1,455         391         326
                                                  -------       --------    --------    --------    --------    --------
        Total operating expenses.............       2,379         10,256      22,884      37,374      11,285      47,312
                                                  -------       --------    --------    --------    --------    --------
Loss from operations.........................      (2,379)       (10,262)    (22,905)    (30,802)    (10,080)    (39,774)
Gain on sale of product rights...............          --             --       9,240          --          --          --
Other (expense) income.......................          --             --        (172)     (1,201)       (499)      1,873
                                                  -------       --------    --------    --------    --------    --------
Net loss.....................................     $(2,379)      $(10,262)   $(13,837)   $(32,003)   $(10,579)   $(37,901)
                                                  =======       ========    ========    ========    ========    ========
Unaudited basic and diluted net loss per
  share......................................                                                                   $  (0.38)
                                                                                                                ========
Unaudited pro forma basic and diluted net
  loss per share.............................                               $  (0.41)   $  (0.45)   $  (0.16)
                                                                            ========    ========    ========
Weighted average shares of common stock used
  in computing basic and pro forma diluted
  net loss per share.........................                                                                    100,935
                                                                                                                ========
Weighted average shares of common stock used
  in computing pro forma basic and pro forma
  diluted net loss per share.................                                 33,499      71,861      67,297
                                                                            ========    ========    ========

                                                                               JULY 31,
                                                              ------------------------------------------   JANUARY 31,
                                                               1996        1997       1998        1999        2000
                                                              -------    --------    -------    --------   -----------
                                                                                                           (UNAUDITED)
BALANCE SHEET DATA:
Cash and cash equivalents...................................  $    --    $     --    $    96    $112,034     $44,010
Working (deficit) capital...................................   (4,427)    (14,209)    (8,609)    103,553      70,549
Total assets................................................    2,403       1,782     24,046     163,948     309,546
Debt to CMGI and affiliates.................................    3,507      14,018      7,753          --          --
Long-term obligations.......................................       --          --         --       1,875       6,090
Stockholders' (deficit) equity..............................   (2,299)    (12,539)    12,720     146,298     270,478

   ADSMART'S SELECTED HISTORICAL CONDENSED CONSOLIDATED FINANCIAL INFORMATION


     The following selected historical condensed financial information should be read in conjunction with Adsmart's consolidated financial statements and related notes and Adsmart's "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 81, which are included in this Proxy Statement. The consolidated statement of operations data for each of the years in the three-year period ended July 31, 1999 and for the six months ended January 31, 2000, and the consolidated balance sheet data at July 31, 1998 and 1999 and January 31, 2000 are derived from the audited consolidated financial statements of Adsmart appearing elsewhere in this Proxy Statement. The consolidated balance sheet data at July 31, 1997 is derived from the audited consolidated financial statements of Adsmart not included herein. The consolidated statement of operations data for the period April 30, 1996 (inception) to July 31, 1996 and for the six months ended January 31, 1999 and the consolidated balance sheet data at July 31, 1996 have been derived from Adsmart's unaudited consolidated financial statements and in the opinion of Adsmart's management include all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results of operations and financial position of Adsmart for those periods in accordance with generally accepted accounting principles. Historical results are not necessarily indicative of the results to be expected in the future. No cash dividends have been declared or paid on Adsmart common stock.


                                               APRIL 30,
                                                 1996                                                       SIX MONTHS ENDED
                                              (INCEPTION)             YEAR ENDED JULY 31,                     JANUARY 31,
                                              TO JULY 31,   ----------------------------------------   --------------------------
                                                 1996          1997          1998           1999          1999           2000
                                              -----------   -----------   -----------   ------------   -----------   ------------
                                              (UNAUDITED)                                              (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Revenue.....................................   $      --    $    15,004   $   354,381   $ 11,068,870   $   865,745   $ 27,588,653
Cost of revenue.............................          --        938,507     2,536,915     14,830,578     1,253,193     25,942,909
                                               ---------    -----------   -----------   ------------   -----------   ------------
    Gross (loss) profit.....................          --       (923,503)   (2,182,534)    (3,761,708)     (387,448)     1,645,744
                                               ---------    -----------   -----------   ------------   -----------   ------------
Operating expenses:
  Research and development..................      89,133      1,359,370     2,318,244             --            --             --
  Selling and marketing.....................      38,024      1,709,621       960,692      6,593,404       994,024      9,686,422
  General and administrative................      65,040        658,425     1,130,765      1,104,292       155,546      2,064,344
  Amortization of goodwill and other
    intangibles.............................          --             --            --      2,589,267            --      3,452,357
                                               ---------    -----------   -----------   ------------   -----------   ------------
    Total operating expenses................     192,197      3,727,416     4,409,701     10,286,963     1,149,570     15,203,123
                                               ---------    -----------   -----------   ------------   -----------   ------------
Loss from operations........................    (192,197)    (4,650,919)   (6,592,235)   (14,048,671)   (1,537,018)   (13,557,379)
Other income (expense)......................                         --       (95,041)      (574,976)     (191,776)      (829,798)
                                               ---------    -----------   -----------   ------------   -----------   ------------
Net loss....................................   $(192,197)   $(4,650,919)  $(6,687,276)  $(14,623,647)  $(1,728,794)  $(14,387,177)
                                               =========    ===========   ===========   ============   ===========   ============
Unaudited pro forma basic and diluted net
  loss per share............................                                            $      (0.28)  $     (0.08)  $      (0.13)
                                                                                        ============   ===========   ============
Weighted average shares of common stock used
  in computing pro forma basic and pro forma
  diluted net loss per share................                                              51,631,358    22,168,653    114,258,978
                                                                                        ============   ===========   ============

                                                                                   JULY 31,
                                                            ------------------------------------------------------   JANUARY 31,
                                                               1996          1997          1998           1999           2000
                                                            -----------   -----------   -----------   ------------   ------------
                                                            (UNAUDITED)
BALANCE SHEET DATA:
Cash and cash equivalents.................................   $      --    $        --   $        --   $         --   $         --
Working deficit...........................................    (183,897)    (5,130,299)   (5,533,291)   (50,575,961)   (61,584,452)
Total assets..............................................      58,916        355,448       406,264     43,093,429    (53,705,249)
Debt to CMGI and affiliates...............................     200,790      4,601,462     4,564,070     44,698,279     66,419,063
Long-term obligations.....................................          --         23,664        12,412         69,108         44,523
Stockholders' deficit.....................................    (192,197)    (4,923,116)   (5,529,972)   (18,514,573)   (32,901,750)

   FLYCAST'S SELECTED HISTORICAL CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


     The following selected condensed historical consolidated financial information should be read in conjunction with Flycast's consolidated financial statements and related notes and Flycast's "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 89, which are included in this Proxy Statement. The consolidated statement of operations information for each of the years in the three-years ended December 31, 1999, and the consolidated balance sheet data at December 31, 1997, 1998 and 1999 and the period April 14, 1996 (inception) to December 31, 1996, are derived from the audited consolidated financial statements of Flycast appearing elsewhere in this Proxy Statement. The consolidated statement of operations data for the year ended December 31, 1996 and the consolidated balance sheet data at December 31, 1996 are derived from the audited consolidated financial statements of Flycast not included herein. Historical results are not necessarily indicative of the results to be expected in the future. No cash dividends have been declared or paid on Flycast common stock.


                                                    APRIL 14, 1996        YEAR ENDED DECEMBER 31,
                                                    (INCEPTION) TO     -----------------------------
                                                   DECEMBER 31, 1996    1997       1998       1999
                                                   -----------------   -------   --------   --------
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Revenue..........................................       $  123         $   934   $  9,282   $ 46,154
Cost of revenue..................................            5             600      6,118     32,100
                                                        ------         -------   --------   --------
Gross profit.....................................          118             334      3,164     14,054
                                                        ------         -------   --------   --------
Operating expenses...............................         (512)         (3,673)   (11,612)   (40,373)
Interest income (expense), net...................           (1)             (7)      (412)       984
                                                        ------         -------   --------   --------
Net loss.........................................       $ (395)        $(3,346)  $ (8,860)  $(25,335)
                                                        ======         =======   ========   ========
Accretion of mandatorily redeemable preferred
  stock..........................................           --            (206)      (656)      (666)
                                                        ------         -------   --------   --------
Loss attributable to common stockholders.........       $ (395)        $(3,552)  $ (9,516)  $(26,001)
                                                        ======         =======   ========   ========
Basic and diluted loss per share.................       $(0.83)        $ (6.03)  $  (7.26)  $  (2.81)
                                                        ======         =======   ========   ========
Shares used in basic and diluted loss per
  share..........................................          476             589      1,311      9,255
                                                        ======         =======   ========   ========

                                                                        DECEMBER 31,
                                                           --------------------------------------
                                                            1996     1997       1998       1999
                                                           ------   -------   --------   --------
CONSOLIDATED BALANCE SHEET DATA:
Cash, cash equivalents and short-term investments........  $   27   $ 3,593   $  5,380   $ 56,190
Working capital (deficiency).............................     (41)    3,569      4,518     59,081
Total assets.............................................     319     4,885     11,502     91,049
Long-term obligations....................................      --        40      4,723      2,812
Mandatorily redeemable preferred stock...................      --     8,195     13,855         --
Total common stockholders' equity (deficit)..............     198    (3,945)   (12,007)    67,942

                           COMPARATIVE PER SHARE DATA
                                  (UNAUDITED)

     The following table summarizes certain unaudited per share information for Engage, Adsmart and Flycast on a historical, pro forma combined and equivalent pro forma combined basis. The following information should be read in conjunction with the audited consolidated financial statements of Engage, Adsmart and Flycast, the unaudited interim consolidated financial statements of Engage and Adsmart, the selected historical condensed consolidated financial data and the unaudited pro forma condensed consolidated financial information included elsewhere. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions of Adsmart and Flycast had been consummated as of the beginning of the respective periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined companies. The historical book value per share is computed by dividing total stockholders' equity by the number of common shares outstanding at the end of the period. The pro forma per share loss from continuing operations is computed by dividing the pro forma loss from continuing operations by the pro forma weighted average number of shares outstanding. The pro forma combined book value per share is computed by dividing total pro forma stockholders' equity by the pro forma number of common shares outstanding at the end of the period. The Adsmart and Flycast equivalent pro forma combined per share amounts are calculated by multiplying the respective Engage/Adsmart or Engage/Flycast pro forma combined per share amounts by the respective common stock exchange ratio of 0.090, and 2.882, respectively. The unaudited per share information of Engage and Adsmart is presented for the year ended July 31, 1999 and for the six months ended January 31, 2000. The unaudited per share information of Flycast is presented for the year ended June 30, 1999 and for the six months ended December 31, 1999.

                                                                                  SIX MONTHS
                                                               YEAR ENDED           ENDED
                                                              JULY 31, 1999    JANUARY 31, 2000
                                                              -------------    ----------------
ENGAGE
HISTORICAL PER COMMON SHARE DATA:
Net Loss....................................................     $(0.45)            $(0.38)
Book Value..................................................       1.50               2.50
PRO FORMA COMBINED PER COMMON SHARE DATA:
Net Loss....................................................      (3.15)             (1.47)
Book Value..................................................      (8.03)              6.95
ADSMART
HISTORICAL PER COMMON SHARE DATA:
Net Loss....................................................      (0.28)             (0.13)
Book Value..................................................      (0.17)             (0.27)
EQUIVALENT PRO FORMA COMBINED PER COMMON SHARE DATA:
Net Loss....................................................      (0.12)             (0.06)
Book Value..................................................       0.25               0.23
FLYCAST
HISTORICAL PER COMMON SHARE DATA:
Net Loss....................................................      (1.87)             (1.83)
Book Value..................................................       5.51               4.45
EQUIVALENT PRO FORMA COMBINED PER COMMON SHARE DATA:
Net Loss....................................................      (8.20)             (3.99)
Book Value..................................................      21.64              20.92

    EXISTING TRANSACTIONS BETWEEN THE COMPANY AND CMGI, ADSMART AND FLYCAST

     The Company was incorporated in July 1995 as a wholly owned subsidiary of CMGI. CMGI is currently a majority stockholder of the Company. Accordingly, CMGI has the power to elect the Company's entire Board of Directors and to approve or disapprove any corporate transactions or other matters submitted to the Company's stockholders for approval, including the approval of mergers or other significant corporate transactions.

     In fiscal 1999, the Company issued a secured convertible demand note to CMGI in exchange for the cancellation of all intercompany debt incurred by the Company to CMGI prior to February 1, 1999. This note provides that CMGI may elect to convert amounts payable under the note into Series C convertible preferred stock at any time. The amount of each borrowing represented by the note is convertible into shares of Series C convertible preferred stock at the fair market value of such shares as of the end of the fiscal quarter in which the borrowing was made. In April 1999, the Company borrowed $22,086,307 from CMGI in connection with the acquisition of I/PRO. Such borrowings are convertible into Series C convertible preferred stock at a common equivalent price of $2.53 per share. Additional intercompany debt incurred after February 1, 1999 accrued interest at a rate of 7% per year compounded monthly until the day CMGI elects to convert the debt into shares of Series C convertible preferred stock. All notes held by CMGI were converted into Series C convertible preferred stock in May 1999. Each share of Series C convertible preferred stock converted into 40 shares of Common Stock upon the completion of the Company's initial public offering.

     The Company and CMGI entered into a facilities and administrative support agreement under which CMGI continues to make available space at its headquarters in Andover, Massachusetts and provides various services to the Company, including tax and administrative, computer and information systems, telecommunications and utilities. Under this agreement, CMGI has also agreed to make available to the Company at least 28,000 square feet of space at its headquarters facilities, subject to termination upon at least 12 months' notice by CMGI. The fees payable by the Company for the availability of space and other services are typically determined through an allocation of CMGI's costs based upon the proportion of the Company's employee headcount to the total headcount of CMGI and other CMGI-related companies located in the same facility or using the same services. In fiscal 1999, the Company paid CMGI approximately $813,000 for services similar to those provided under the administrative support agreement.

     The Company and CMGI also entered into a tax allocation agreement to allocate responsibilities, liabilities and benefits relating to taxes. The Company is required to pay its share of income taxes shown as due on any consolidated, combined, or unitary tax returns filed by CMGI for tax periods ending on or before or including the date on which date the Company will no longer be a member of CMGI's group for federal, state, or local tax purposes, as the case may be. CMGI indemnifies the Company against liability for all taxes in respect of consolidated, combined, or unitary tax returns for such period. Accordingly, any redetermined tax liabilities for such periods will be the responsibility of CMGI, and any refunds or credits of taxes attributable to the Company or its subsidiaries in respect of consolidated, combined, or unitary tax returns for such periods will be for the account of CMGI. The Company is responsible for filing any separate tax returns for any taxable period and will be responsible for any tax liabilities (and entitled to any refunds or credits of taxes) in respect of such returns. The Company will indemnify CMGI against liability for such taxes.

     Neither CMGI nor the Company has any obligation to make any payment to the other party for the use of such other party's tax attributes such as net operating losses. However, if one party realizes a windfall tax benefit because of an adjustment to items on the other party's tax return, the party that realizes the windfall tax benefit will be required to pay to the other party the actual incremental tax savings it has realized. For example, if an expense deducted by CMGI for a period prior to the closing date were disallowed and required to be capitalized by the Company for a period after the closing date, thereby generating future depreciation deductions to the Company, the Company would be required to pay to CMGI any incremental tax savings as a result of such depreciation deductions when such tax savings are actually realized by the Company.

     Each of the Company and CMGI has control of any audit, appeal, litigation or settlement of any issue raised with respect to a tax return for which it has filing responsibility. Payments of claims under the agreement must be made within 30 days of the date that a written demand for the claim is delivered. Interest accrues on payments that are not made within 10 days of the final due date at the rate applicable to under payments of the applicable tax. Any dispute concerning the calculation or basis of determination of any payment provided under the tax allocation agreement will be resolved by a law firm or "big five" accounting firm selected and paid for jointly by the parties.

     The Company and CMGI have entered into an investor rights agreement under which the Company granted CMGI registration rights and rights to purchase shares to maintain its majority ownership. Under this agreement, CMGI and its assignees have the right to demand, on up to seven occasions, that the Company register under the Securities Act of 1933, as amended, the sale of all or part of their shares of the Company's Common Stock. CMGI and its assignees are also entitled to include shares of the Company's Common Stock in a registered offering of securities by the Company for its own account, subject to the underwriters' right to reduce the number of included shares. The Company will pay all costs associated with such registration of shares pursuant to this agreement, other than underwriting discounts and commissions and various other expenses. Also under this agreement, until such time as CMGI, or any permitted transferee, owns less than a majority of voting power of the outstanding shares of capital stock of the Company, the Company will permit CMGI, or the transferee, to purchase a portion in any shares that it may in the future issue so that CMGI or the transferee may maintain its majority ownership position. Any such purchases will be at the same price as is paid by third parties for the shares. The right is transferable by CMGI to any party that acquires directly from CMGI shares of common stock representing at least a majority of the outstanding shares of Common Stock of the Company.

     The Company also outsources its data center operations for Engage Knowledge and its AdBureau advertising management service to NaviSite, Inc. ("NaviSite"), a CMGI affiliate. For Engage Knowledge, the Company leases computer equipment and space for equipment from NaviSite. The Company pays NaviSite fees based on the amount of space and amount of telecommunications services used by NaviSite to support Engage Knowledge. For AdBureau, NaviSite provides comprehensive operational and facilities support. The Company pays NaviSite a percentage of AdBureau revenue. The Company also leases computer equipment from NaviSite. The Company expects to continue to outsource its data center operations to NaviSite and to lease computer equipment and space for such equipment from NaviSite. The Company paid a total of approximately $2,122,000 to NaviSite for these services in fiscal 1999.

     The Company sells its products and services to customers affiliated with CMGI. In fiscal 1999, the Company's revenue from sales to these affiliated companies totaled approximately $1,938,000.

     Mr. Goldman serves as a director of CMGI and Navisite. Mr. Hajducky serves as the Chief Financial Officer and Treasurer of CMGI and as a director of Navisite. Mr. Wetherell serves as Chairman of the Board, Chief Executive Officer, President and Secretary of CMGI and as Chairman of the Board of Navisite.

     In early 1999, the Company and Adsmart entered into an oral agreement pursuant to which Adsmart agreed to contribute certain data associated with the Adsmart Network to the Engage Knowledge database.

     In November 1999, the Company and Flycast entered into an agreement under which Engage granted Flycast the right to use its profiling technology across the Flycast Network. Pursuant to the agreement, Flycast also agreed to participate in Engage's AudienceNet. In January 2000, the Company and Flycast entered into a license agreement pursuant to which the Company granted Flycast a license to use certain of the Company's technology.


                   DESCRIPTION OF THE COMPANY'S CAPITAL STOCK


     The Company's authorized capital stock consists of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").


     The Company is seeking stockholder approval to increase to 350,000,000 its authorized shares of Common Stock. See "Approval of Amendment to the Company's Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock."


     The following is a summary description of the Company's capital stock and is qualified by reference to the provisions of applicable law and to the Company's Certificate of Incorporation and its Amended and Restated Bylaws.

     COMMON STOCK. As of March 30, 2000, there were 108,721,688 shares of Common Stock outstanding and held of record by 360 stockholders. In addition, as of April 1, 2000, there were outstanding stock options for the purchase of a total of 20,602,810 shares of Common Stock. Holders of Common Stock are entitled to one vote per share for each share held of record on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Directors are elected by a plurality of the votes of the shares present in person or by proxy at a meeting of stockholders. Holders of Common Stock are entitled to receive ratably such lawful dividends as may be declared by the Board of Directors of the Company. However, such dividends are subject to preferences that may be applicable to the holders of any outstanding shares of Preferred Stock. In the event of a liquidation, dissolution or winding up of the affairs of the Company, whether voluntarily or involuntarily, holders of Common Stock will be entitled to receive pro rata all of the remaining assets of the Company available for distribution to its stockholders. Any such pro rata distribution would be subject to the rights of the holders of any outstanding shares of Preferred Stock. The Common Stock has no preemptive, redemption or conversion rights. All outstanding shares of Common Stock are fully paid and non-assessable. The rights, powers, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock that the Company may designate and issue in the future.


     PREFERRED STOCK. The Board of Directors of the Company is authorized, subject to any limitations prescribed by Delaware law, without further stockholder approval, to issue from time to time up to an aggregate of 5,000,000 shares of Preferred Stock, in one or more series. The Board of Directors of the Company is also authorized, subject to the limitations prescribed by Delaware law, to establish the number of shares to be included in each series and to fix the voting powers, preferences, qualifications and special or relative rights or privileges of each series. The Board of Directors of the Company is authorized to issue Preferred Stock with voting, conversion and other rights and preferences that could adversely affect the voting power or other rights of the holders of Common Stock. The Company has no current plans to issue any Preferred Stock. However, the issuance of Preferred Stock or of rights to purchase Preferred Stock could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of the outstanding Common Stock. There are no shares of Preferred Stock outstanding.

     SECTION 203 OF DELAWARE GENERAL CORPORATION LAW. The Certificate of Incorporation contains a provision expressly electing not to be governed by
Section 203 ("Section 203") of the Delaware General Corporation Law. In general,
Section 203 restricts some business combinations involving interested stockholders, defined as any person or entity that is the beneficial owner of at least 15% or a corporation's voting stock or is an affiliate or associate of the corporation or the owner of 15% or more of the outstanding voting stock of the corporation at any time in the past three years, or their affiliates. Because of such election, Section 203 will not apply to the Company.

     LIMITATION OF LIABILITY AND INDEMNIFICATION. The Certificate of Incorporation provides that no director of the Company shall be personally liable to the Company or to its stockholders for monetary damages for breach of fiduciary duty as a director, except that the limitation shall not eliminate or limit liability to the extent that the elimination or limitation of such liability is not permitted by the Delaware General Corporation Law as it exists or may later be amended. The Certificate of Incorporation further provides for the indemnification of the Company's directors and officers to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary. The Company has entered into indemnification agreements with its directors containing provisions which may require the Company, among other things, to indemnify its directors against various liabilities that may arise by virtue of their status or service as directors, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     STOCK TRANSFER AGENT. The transfer agent and registrar for the Common Stock is EquiServe.

                             DESCRIPTION OF ENGAGE

BUSINESS

  Overview

     Engage offers a range of products and services that enable Web advertisers, merchants and Web sites to target the delivery of advertisements, content and e-commerce offerings to their audiences and to measure their effectiveness. In July 1999, Engage commercially introduced its Engage Knowledge data service to customers. Engage Knowledge provides real-time access to Engage's database of more than 52 million anonymous profiles of Web users for more effective targeting of online advertising, promotions and content. In October 1999, Engage introduced Engage AudienceNet, a profile driven advertising and marketing network that uses Engage's anonymous, behavior based profiles to deliver substantial benefits to media buyers, Web sites and ad networks. In December 1999, Engage acquired AdKnowledge Inc., a provider of products and services which allow online marketers and advertising agencies to plan, target, serve, track and analyze advertising companies. AdKnowledge combines analytic services and data mining with outbound campaign management to provide sophisticated marketers and agencies with insights into what drives brand awareness and purchase behavior across all Web sites and networks. Engage expects that a significant portion of its future growth will be attributable to sales of products and services that will be based upon Engage's profiling technology.

     An Engage profile is an anonymous collection of information about an individual Web user's consumer interests, demographic characteristics and geographic location. These profiles are developed through a combination of a user's browsing behavior on participating sites on the Internet and information the user has voluntarily declared at these sites, such as information provided on an online registration form. Each anonymous profile omits information that would permit the personal identification of the user, such as name, address and e-mail address.

     Based on its proprietary technology, Engage has built a database, called the Engage Knowledge database, containing more than 52 million anonymous consumer profiles drawn from multiple, diverse Web sites. When a user visits a Web site of any customer subscribing to the Engage Knowledge data service or participating in Engage AudienceNet, Engage matches that visitor with his or her profile in the profile database. Based on this profile, Engage then delivers a relevant marketing message to that visitor.

     Each Engage global profile contains a series of numerical scores reflecting each Web user's inferred preference level in hundreds of standard categories and subcategories, such as books, business, computers, fashion, sports and travel as well as demographic and geographic information. Categories can be further customized to meet the needs of a specific customer or market. Engage software uses sophisticated proprietary algorithms and methodologies to continuously update and refine these global profiles based on a visitor's browsing behavior across multiple Web sites, including pages selected by the user, the duration of the user's visits and the responses of the user to specific advertisements and promotions. Engage global profiles also incorporate anonymous demographic and geographic information reported voluntarily by a visitor, such as data from an onsite registration form.

     Engage profiles are designed to work with other Engage applications, third-party software or customers' internally developed solutions, allowing customers flexibility as the uses of profiling and related applications develop and evolve.

  Products and Services

     Engage offers a range of software and services that enable Web advertisers, publishers and merchants to customize the content of Web pages and target relevant advertising, content and e-commerce offerings based on each individual user's interests.

     Engage AudienceNet. Engage AudienceNet is a profile-based advertising and marketing network that uses profiles from the Engage Knowledge database to deliver to advertisers their desired target audience within hundreds of Web sites participating in Engage AudienceNet. Using Engage AudienceNet, an Internet media buyer can define and target an audience based on demographic, geographic and other interest categories in the Engage Knowledge database.

     Engage Knowledge. The Engage Knowledge data service, commercially launched in late July 1999, uses a database which contains user profiles collected from participating sites across the Web. Engage's database has been designed to create, refine and deliver millions of profiles in real-time to meet the demands of multiple Web sites. The global profiles used in the delivery of the Engage Knowledge data service omit personally identifiable information of individual users such as name, home or e-mail address, IP address or domain name. The database assigns a computer-generated identifier to distinguish each Web visitor. This identifier is currently stored as a browser cookie on the Web user's computer. This Engage Knowledge identifier is correlated with site-specific identifiers using a proprietary technique called "dual blind" identification. This technique protects the privacy of the individual because the participating Web site cannot access the Engage Knowledge identifier and Engage does not maintain any personally identifiable information that may have been gathered at the Web site.

     Engage ProfileServer. Engage ProfileServer software collects Web visitor behavior data at the customer's Web site and declared user information reported voluntarily by a visitor to create and deliver profiles of individual Web site visitors. The system enables customers to create their own local profile database, which is maintained at the customer's site, and to use these local profiles to target advertisements, content and e-commerce offerings. The ProfileServer system permits customers to customize the interest categories in the local profiles so that they track preferences specific to the customer's market.

     Accipiter AdManager. AdManager automates online advertising management for Web sites by scheduling and targeting ads, automatically rotating ad inventory and generating up-to-the-minute, customized reports. AdManager tracks all active advertising campaigns and Web site visitors and optimizes scheduling of advertisements in real-time to ensure that each campaign is delivered on schedule to qualified visitors or to the specified content areas of a site.

     Accipiter AdBureau. AdBureau is Engage's turnkey, outsourced advertisement management service based on AdManager technology. By subscribing to AdBureau, a customer can obtain the advertisement management capabilities of AdManager without the need to invest in on-site and management hardware, server and administrative software or databases.

     AdKnowledge. Engage's wholly-owned subsidiary, AdKnowledge, offers comprehensive marketing services designed to execute, measure and optimize online marketing return on investment or ROI. AdKnowledge's service offerings include the AdKnowledge System and eAnalytics. The AdKnowledge System is a suite of Web-based applications that enables marketers and advertising agencies to more efficiently manage all aspects of their Web advertising from their desktops. eAnalytics is a collection of detailed data analysis and data mining services that gives marketers and agencies the ability to obtain deeper insights into consumer behavior and brand awareness. In addition to increasing ROI, AdKnowledge's services also allow its clients to experience significant productivity gains and cost savings.

     I/PRO NetLine. I/PRO NetLine is an outsourced traffic measurement service that continuously measures Web site traffic and delivers daily results to the customer. This service enables customers to access reports immediately, combine data from multiple sites and standardize information for meaningful comparisons. I/PRO provides a wide range of standard reports and enables users to customize their reports and the data to be tracked. I/PRO provides standard reports that contain key data about traffic at a Web site, including information about the number of users to visit a Web site, the duration of user visits and the most frequently visited pages of the site. Customized reports can include information regarding specific pages, directories and clicks and other in depth data.

     I/PRO I/Audit. I/PRO I/Audit outsourced services include audits of circulation on total audience, specific advertisements or advertising campaigns, internal management systems and co-operative marketing arrangements. I/PRO I/Audit verifies information directly at the specific Web site rather than relying on a sample from a panel or other indirect methods. Engage believes that I/PRO was the first company to offer Web site specific audits of Web site traffic and advertising campaigns.

     I/PRO Research Services. I/PRO offers custom consulting services to help clients meet their Web marketing goals. These services combine analysis of Web audience data with customized research.

Consultants produce in-depth reports and detailed analyses that allow customers to measure audience behavior, monitor results against strategic objectives and more effectively manage their Web strategies.


     Maintenance and Support Services



     Engage offers comprehensive services and product support to its software customers. Engage's service and support organization assists customers in implementing, administering and maintaining Engage products and services. Engage's team of service professionals provides customers with consulting services, project implementation and integration services and training. Engage also provides maintenance and support services to customers pursuant to annual maintenance agreements. These services include software version updates and maintenance, as well as telephone and on-site support.


  Sales and Marketing

     United States. The Company's sales and marketing strategy in the United States is to sell:

     - directly to prominent online marketers, Web site publishers and Web site networks;

     - through original equipment manufacturer, reseller and co-marketing arrangements to reach other customers; and

     - through Web design and systems integration firms.

     As of March 1, 2000, the Company's sales and marketing organization consisted of 194 employees. The Company's field sales organization is supported by sales representatives and systems engineers located throughout the United States.

     An important element of the Company's sales strategy is to form business relationships with third parties to assist the Company in marketing and selling its products. In July 1999, Engage launched a new channel strategy to focus specifically on partnering with various system integrators. System integrators plan to integrate Engage's profile software, ProfileServer and DecisionSupportServer, with applications used by e-commerce merchants and corporations. Additionally, the Company will seek to enter into original equipment manufacturer relationships that permit it to embed its software products within products sold by other vendors, such as e-commerce and Web serving software and hardware systems. In addition, some of the Company's indirect sales channels will consist of either reseller arrangements in which its partner resells and possibly customizes its products, or co-marketing arrangements, in which the Company will work together with its partner to promote and generate sales referrals for each party's respective products. The Company also expects to develop relationships with Internet systems integrators who often recommend advertising and marketing management and other Internet solutions to their clients as part of their design, procurement and deployment work.

     To support its sales efforts and actively promote the Engage brand, the Company conducts comprehensive marketing programs, including public relations, print advertisements, online advertisements, seminars, trade shows and ongoing customer communications programs.


     International. The Company maintains sales offices in the United Kingdom, Germany, Australia and Sweden. The Company intends to expand its operations outside the United States primarily by partnering with locally-based third parties, including joint ventures and distribution arrangements. The Company has formed a joint venture for the Japanese market with Sumitomo Corporation. As part of this joint venture, Sumitomo markets a Japanese language version of Engage software products and the Engage Knowledge data service throughout Japan.


     Privacy

     The Web offers the potential for privacy by allowing parties to communicate one-to-one without knowing each others' identity. However, Web users are increasingly concerned about privacy and the ability of third parties to gather personal data about them from their activities on the Web. For this reason, the Engage Knowledge global database of profiles does not store personal information of individual users such as name, home or e-mail address, IP address or domain name.

     The Company maintains this level of privacy through a proprietary methodology known as "dual blind" identification. The Company assigns an anonymous numerical identifier to each Web visitor and matches this "blind" identifier only with information relating to online usage of a specific computer and does not store or otherwise use any personally identifying information. This identifier is currently stored as a browser cookie on the Web user's computer. Each Web visitor also is assigned a different identifier for each Engage-enabled Web site visited. This technique is known as "dual blind" identification because a Web site does not have access to the Engage Knowledge identifier and cannot correlate the information it may have with information from other Web sites. Conversely, the Company does not maintain any information identifying particular users that a Web site may have correlated with a visitor's local Web site identifier.

     Since October 1998, Engage has required all contributors to Engage Knowledge to post a privacy policy statement on their Web sites disclosing that the site provides non-personally identifiable information to Engage. The policy statement must include a link to the Engage Web site where a Web user may opt out of the Engage Knowledge database by clicking on a link that automatically replaces the Engage Knowledge identifier on the user's computer. The Company believes that these protections and its dual blind identification technology are essential to allow sites to responsibly use global anonymous profiles for their own enterprise applications.

     Senior members of the Company actively participate in the development of privacy standards for the Internet and are key contributors to industry groups that are developing industry standards for privacy. For example, a member of senior management is a co-author of several of the specifications of the World Wide Web Consortium's Platform for Privacy Preferences Project, supported by AOL/Netscape, AT&T, IBM, Microsoft and others, which seeks to develop an industry standard that will allow Web users to express their privacy preferences about the type and amount of information they are willing to share with Web applications. The Company believes its products will support the standards that are ultimately produced by this project. A member of senior management has also authored a proposed protocol for the distribution of privacy labels for Web cookies as part of privacy standards developed by the Internet Engineering Task Force. A member of senior management participates on the board of advisors of TRUSTe, of which the Company is a corporate sponsor. TRUSTe is a non-profit organization with the goal of promoting the adoption of fair information practices on the Web through a program which permits Web sites to display a seal representing compliance with TRUSTe privacy guidelines. Engage is also a member of the Online Privacy Alliance, which is an organization dedicated to improving the protection of individuals' privacy online through self regulatory efforts, and the Network Advertisers Initiative, which is an ongoing project by leading members of the Internet industry to guide business practices with respect to online advertising services delivered by network advertisers to ensure adequate protection of consumer privacy interests. The Company actively monitors proposed privacy laws and regulations and seeks to comply with all applicable privacy requirements, both in the United States and throughout the world.


     Adknowledge, Adsmart and Flycast also are members of the Network Advertising Initiative. The Company is in the process of ensuring that the data collection and use practices of these companies are consistent with the standards established by the Company.


  Government Regulation

     The Company is not currently subject to any direct regulation by any government agency, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or commerce by use of the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect thereto, covering such issues as privacy and the use of cookies. The adoption of any such laws or regulations may decrease the growth of electronic commerce and/or the Internet, which could in turn decrease the demand for the Company's products and services or increase the Company's cost of doing business or otherwise have an adverse effect on the Company's business, operating results or financial condition. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel and personal privacy is uncertain.

  Environmental Matters

     Based on the Company's experience to date, the cost of compliance with environmental matters has been immaterial and the Company believes that it is in material compliance with applicable environmental laws and regulations.

  Operating Infrastructure


     Engage's operating infrastructure has been designed to support the combined volumes of its largest advertisers and Web site customers. Engage's data center operations are provided internally and through multiple hosting services firms on the East and West Coasts. Engage's infrastructure is designed for maximum reliability, including redundant network access, backup power pools and advanced network security.


  Intellectual Property


     The Company has filed for a number of patents, including patents covering its profiling algorithm and its dual-blind methodology for protecting end-user privacy. The profiling algorithm patent application covers the process and algorithm for creating user interest profiles from behavioral data. The dual-blind methodology patent application covers the process of identifying visitors uniquely at each Web site while maintaining a central database of cross-referenceable identifiers and allowing Web sites to access globally-derived data only via their local identifier. There can be no assurance that any of the Company's patent applications will be granted. Even if they are granted, these patents may be successfully challenged by others or invalidated.


     The Engage Knowledge database contains detailed information about millions of Web users. The Company believes it has rights to this database's entire data content, all records and all derived information from the database as a whole, all updating routines and quality assurance processes and all underlying data warehousing technology. However, there can be no assurance that any patent, trade secret or other intellectual property protection will be available for such information.

     The Company relies upon a combination of patent, trade secret, copyright and trademark laws to protect its intellectual property. The Company also limits access to and distribution of its proprietary information. However, the steps the Company takes to protect its intellectual property may not be adequate to deter misappropriation of its proprietary information. In addition, the Company may be unable to detect unauthorized uses of and take appropriate steps to enforce its intellectual property rights.

     Although senior management believes that the Company's services and products do not infringe on the intellectual property rights of others, the Company is subject to the risk that such a claim may be asserted in the future.

  Competition

     The market for Internet marketing solutions, including profiling, online advertising networks, services and systems, and Web site traffic analysis is new, rapidly evolving and intensely competitive. Engage expects competition to increase both from existing competitors and new market entrants for various components of its services. Engage competes primarily on the basis of its product features and performance, such as its scalable, application-independent technology and the anonymity and quality of its global database of profiles, level of service and, to a lesser extent, on price. While Engage offers products and services that may compete with the offerings of the companies mentioned below, Engage has developed its profiling technology with an open interface to create the opportunity to partner with those companies.


     Engage competes directly with providers of profiling technology, such as Personify, and indirectly with applications that include more limited profiling capability integrated into their solution, such as BroadVision and Vignette. DoubleClick, through its NetGravity subsidiary, which has a partnership with Aptex and MatchLogic, and businesses that offer cash or other incentives to users to voluntarily provide profile data have indicated their intent to compete in the global profiling solutions market. Engage also competes with companies such as DoubleClick, 24/7 Media and MatchLogic that have the ability to aggregate large quantities of customer behavior data across the Web.



     The principal competitors of the Flycast Network and Adsmart Network are DoubleClick, 24/7 Media and ValueClick. The principal competitor of Adknowledge is DoubleClick's DART for Agencies product. In the ad serving product market, the primary competitors of Engage's Accipiter AdManager software are NetGravity, a subsidiary of Doubleclick, and Real Media. In the outsourced ad serving market, Engage's Accipiter AdBureau service competes with providers of ad serving services, such as those offered by DoubleClick.

     The primary competitors for I/PRO's NetLine Web measurement service are companies offering outsourced solutions or software solutions, such as Accrue, Andromedia, net.Genesis and WebTrends. I/PRO I/Audit service competes with auditing services from ABC Interactive, BPA and PricewaterhouseCoopers.

     Many of Engage's current competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition and substantially greater financial, technical and marketing resources than Engage. Engage's current and potential competitors also may have more extensive customer bases and larger proprietary databases. In addition, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties to more effectively distribute their products or to enhance their product and service offerings.

     In addition to these current and potential commercial competitors, Engage also faces competition from the internal capabilities of some potential customers. Some of the largest Web publishers use internally developed interactive marketing solutions rather than the commercial solutions offered by Engage and its competitors. There can be no assurance that Engage will be able to compete successfully with these internally developed solutions.

     Increased competition may result in price reductions, reduced gross margins and loss of market share, any of which could have a material adverse effect on Engage's business, financial condition and results of operations. There can be no assurance that Engage will be able to compete successfully against existing or potential competitors or that competitive pressures will not have a material adverse effect on Engage's business, financial condition and results of operations.

  Employees

     As of March 1, 2000, Engage had 584 employees, including 134 in development, 191 in customer support and operations, 194 in selling and marketing and 65 in administration. Of these, 545 employees were located in the United States.

  Facilities


     The Company's principal executive offices are located in Andover, Massachusetts consisting of approximately 58,000 feet of office space leased to Engage by CMGI. The Company obtains space from CMGI under a facilities and services agreement which either party may terminate with 12 months notice.


     The Company also leases facilities in Raleigh, North Carolina, Redwood Shores, Palo Alto and San Francisco, California, New York, New York and London, England for sales and marketing and research and development activities. Aggregate square footage under these leases approximates 89,000 square feet.

     In addition, the Company leases office space in several other locations in the United States, Germany and Australia under short-term lease arrangements.

     The Company's facilities are fully utilized for current operations and the Company believes that suitable additional space is available to accommodate expansion needs.

  Legal Proceedings


     On March 16, 2000, a derivative action was filed in the Court of Chancery of the State of Delaware against all of the directors of the Company, CMGI and the Company, as nominal defendant. The complaint alleges that, in connection with the proposed Transactions, CMGI and the directors of the Company have violated their fiduciary duties of loyalty and good faith. The plaintiff is seeking an injunction against the Transactions, rescission if the Transactions are completed, unspecified damages, costs and disbursements, including attorneys' and experts' fees. CMGI and the Company believe the claims are without merit and intend to contest the claims vigorously.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Some of the statements contained in this section are forward-looking and include statements about the Company's plans, objectives, expectations and intentions that are not historical facts. When used in this document, the words expects, anticipates, intends, plans, believes, seeks and estimates and similar expressions are generally intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this document. These forward-looking statements involve risks and uncertainties, and there are important factors, including those identified below under the heading "Factors Affecting Future Operating Results" that could cause actual results to differ materially from those expressed or implied by these forward-looking statements.

     References to fiscal 1997, fiscal 1998 and fiscal 1999 mean the fiscal years ended July 31, 1997, 1998 and 1999, respectively.

  Overview

     The Company offers a range of software products and services that enable Web publishers, advertisers and merchants to target and deliver advertisements, content and e-commerce offerings to their audiences and to measure their effectiveness.

     The Company commenced operations in September 1995 as a wholly-owned subsidiary of CMGI. As of March 1, 2000, CMGI owned approximately 80.37% of the outstanding common stock of the Company.


     Engage derives its revenue from the sale of products, services and support. Product revenue consists of revenue from: (1) licenses of its software products, AdManager, ProfileServer and DecisionSupportServer, (2) subscriptions to its service offerings, AdBureau advertising management services, I/PRO Web site traffic measurement, auditing and analysis services and the Engage Knowledge data service, and (3) online advertising sold on the Engage AudienceNet network.


     Product licenses are typically perpetual, although some have a one- to three-year term. The fees for licenses of AdManager vary based on the volume of advertisements served, and the fees for licenses of ProfileServer and DecisionSupportServer vary based on the volume of activity on the customer's site. Engage recognizes revenue from product licenses when a signed, non-cancelable license exists, delivery of the product has occurred and Engage's fees are fixed and determinable and collection is probable. The Company typically recognizes revenue from perpetual product licenses in the quarter in which the software is shipped and recognizes revenue from periodic licenses ratably over the period of the license.

     The Company's online advertising revenue derives from the sale of advertising campaigns on the Engage AudienceNet network. Engage AudienceNet is an advertising network that uses profiles from the Engage Knowledge database to deliver to an advertiser's desired targeted audience advertising campaigns across Web sites participating in Engage AudienceNet. Engage receives revenue from the advertiser running an advertising campaign on AudienceNet. Advertising revenue is recognized in the period that advertisements are delivered. Engage generally pays each Web site running an advertisement on a CPM (cost per thousand) basis for its advertising inventory.

     Subscriptions to Engage's services typically have a one year term, although some are on a quarterly basis. The fees for AdBureau vary based on the number of advertisements served. Revenue is recognized ratably over the period of the subscription or, in the case of usage-based subscriptions, monthly based on actual usage. Subscription agreements typically include terms for automatic renewal unless the customer provides notice of termination.

     The Company's support and service revenue derives from its software maintenance and other professional services, including consulting, installation and training. The Company recognizes revenue from these services upon the delivery of these services or, in the case of maintenance agreements, over the term of the agreement. To date, substantially all of Engage's customers have entered into maintenance contracts.

     The Company began commercial shipments of its first software products, ProfileServer and DecisionSupportServer, in the early part of fiscal 1998. Effective April 1998, the Company acquired Accipiter, Inc., and began to sell the Accipiter AdManager system and subscriptions to the Accipiter AdBureau service. In April 1999, the Company acquired Internet Profiles Corporation (I/PRO) and began to sell the I/PRO line of analysis and audit products and services. In October 1999, the Company commercially introduced its Engage AudienceNet network. In December, 1999, the Company acquired AdKnowledge, Inc., a provider of Web marketing management services focused entirely on the needs of online marketers and agencies.


     The Company expects that a significant portion of its future revenue will be attributable to products and services based on anonymous profiles from Engage Knowledge. For the six months ended January 31, 2000, less than 10% of the Company's revenues were derived from such products and services. Any failure of Engage AudienceNet, or Engage's global profiling technology, to achieve widespread customer acceptance would have a material adverse effect on the Company's business, financial condition and results of operations.


     The Company's revenue from sales to related parties consists of sales of products and services to customers that are affiliates of CMGI. In the six months ended January 31, 2000, the Company sold products and services to 17 affiliates of CMGI. The Company believes that the terms and conditions of those sales are not materially different than the terms and conditions of sales to unrelated third parties.

     In August 1997, the Company sold rights to some of its data warehouse products to Red Brick Systems, Inc. for $9.5 million in cash and 238,160 shares of Red Brick common stock, recording a pretax gain of $9.2 million on the sale. In January 1999, the Red Brick shares were exchanged for 142,896 shares of Informix Corp. due to Informix's acquisition of Red Brick.

     In April 1998, CMGI acquired Accipiter, which sells Internet advertising management solutions, in exchange for 10,109,536 shares of CMGI common stock. In August 1998, Accipiter was merged with Engage in a stock-for-stock merger in which 700,000 shares of Engage's Series A convertible preferred stock were issued to CMGI. Engage has reflected the acquisition of Accipiter in its consolidated financial statements as if it occurred in April 1998. The total purchase price for Accipiter was valued at $31.3 million.

     Approximately $1.7 million of deferred compensation was recorded during fiscal 1998 relating to approximately 346,160 shares of CMGI common stock held in escrow to be issued to employee stockholders of Accipiter who satisfy a two-year employment continuation provision. Compensation expense is being recognized over the two-year service period beginning April 1, 1998. The acquisition has been accounted for using the purchase method, and, accordingly, the purchase price has been allocated to the assets purchased and liabilities assumed based upon their fair values at the date of acquisition. The portion of the purchase price allocated to goodwill and developed technology is being amortized on a straight-line basis over five years. Amounts allocated to the employee workforce and the Accipiter trade name are being amortized on a straight-line basis over two years.

     In August 1998, Engage acquired, for $1.4 million in cash, 49% of the shares of Engage Technologies Japan, a joint venture with Sumitomo Corporation in Japan. Engage's ownership interest was subsequently reduced to 46% after the issuance of additional equity in the joint venture to a new investor. The joint venture was established to sell Engage's products and services in Japan. This investment is being accounted for under the equity method of accounting. Engage's share of the joint venture's foreign currency translation adjustments is reflected in both the investment account and in shareholders' equity as a component of comprehensive income on the consolidated balance sheet. Under a separate license agreement, Engage licensed its Engage Knowledge technology to the joint venture in consideration for a non-refundable $3.0 million prepaid royalty and future royalties of 11.11% of future revenue. The initial lump sum royalty has been deferred and is being recognized as income over three years beginning in December 1998, the estimated period over which Engage expects to provide maintenance and support. In addition, Engage and the joint venture entered into a reseller agreement under which Engage granted the joint venture an exclusive right to resell its products to end users in Japan. Under the terms of the reseller agreement, the joint venture is entitled to purchase Engage's products for resale to end-users in Japan, excluding Japanese distribution rights granted to Red Brick.

     In April 1999, Engage acquired I/PRO, which provides Web site traffic measurement and audit services, for approximately $32.7 million, consisting of $1.6 million in net cash, $20.9 million in CMGI shares and $10.2 million in Engage shares and options. The acquisition has been accounted for using the purchase method, and, accordingly, the purchase price has been allocated to the assets purchased and liabilities assumed based upon their fair values at the dates of acquisition. Engage has recorded an expense of $4.5 million in the third quarter of fiscal 1999 representing acquired in-process research and development that had not yet reached technological feasibility and had no alternative future use. Goodwill and other intangibles, totaling $27.2 million, were recorded and are being amortized on a straight-line basis over two or five years, depending on the asset class. In addition, CMGI must pay up to $3.0 million to I/PRO stockholders if the following performance goals are met:

     - the gross revenue of I/PRO for the year ended March 31, 2000 exceeds $10.8 million;

     - as of May 1, 1999, data contributed to the Engage knowledge database equals 65% or more of the volume of data contributed to I/PRO on the closing of the transaction and this data constitutes 75% or more of the data generated by visitors to the Web sites of I/PRO customers as of March 31, 2000; and

     - various employees of I/PRO are employed by Engage on March 31, 2000.

     Engage must reimburse CMGI for any such payments, at CMGI's election, in cash or by issuance of shares of Engage common stock at its then fair market value. Any additional payment will be treated as additional purchase price and amortized over the balance of the two- or five-year period.

     Engage recorded deferred compensation of $1.7 million in 1998 related to the Accipiter acquisition and $4.2 million for the year ended July 31, 1999, representing the difference between the exercise price of stock options granted and the estimated fair market value of the underlying common stock at the date of grant. The difference is recorded as a reduction of stockholders' equity and is being amortized over the vesting period of applicable options, typically four years. Of the total deferred compensation amount, $1.9 million had been amortized as of July 31, 1999 and $1.7 million has been reversed due to the forfeiture of unvested shares. The amortization of deferred compensation is recorded as an operating expense. The Company currently expects to amortize the following remaining amounts of deferred compensation as of July 31, 1999 in the periods indicated:

YEAR ENDED JULY 31,                                        IN THOUSANDS
-------------------                                        ------------
  2000...................................................     $  681
  2001...................................................        626
  2002...................................................        626
  2003...................................................        418
                                                              ------
                                                              $2,351
                                                              ======

     On December 22, 1999, Engage completed its acquisition of AdKnowledge, a provider of products and services which allow online marketers and ad agencies to plan, target, serve, track and analyze advertising campaigns. Previously, on September 23, 1999, Engage, CMGI, AK Acquisition Corp., a wholly-owned subsidiary of CMGI, AdKnowledge, and Steve Findley, John Mracek and Kevin Wandryk (collectively, the "Shareholder Representative") executed an Agreement and Plan of Merger and Contribution (the "AdKnowledge Merger Agreement"). Upon the completion of the transactions contemplated by the AdKnowledge Merger Agreement, AdKnowledge became a wholly-owned subsidiary of Engage. The acquisition was effected in multiple steps. In the first step, CMGI acquired an 88% interest in AdKnowledge from the AdKnowledge stockholders. In the second step, Engage acquired all of the shares of AdKnowledge from CMGI and the other stockholders.


     Total purchase consideration was valued at approximately $161.0 million, net of cash acquired of $3.0 million. Included in the purchase consideration was $3.8 million in direct acquisition costs. In connection with the acquisition of AdKnowledge, Engage issued approximately 9.8 million shares of its common stock to CMGI for CMGI's 88% interest in AdKnowledge and approximately 506,000 shares of its common stock directly to shareholders of AdKnowledge, valued at approximately $142.4 million in the aggregate. Additionally, stock options to acquire Engage's common stock issued in the contribution, valued at approximately $18.0 million, have been included in the purchase consideration.

     Contingent consideration, comprised of approximately 414,000 shares of CMGI common stock (adjusted for stock splits), has been placed in escrow (the "Escrow Shares") to satisfy certain performance goals and indemnifications. The value of the Escrow Shares has not been reflected in the aggregate purchase consideration and will be recorded as additional purchase price at the then-fair value upon the attainment of certain performance goals measured through November 30, 2000. Engage issued approximately 1,116,000 of its common shares to CMGI in consideration for the Escrow Shares. No value has been ascribed to the value of these shares. If the performance goals are met and the Escrow Shares are released to the AdKnowledge shareholders, Engage will record the fair value of the CMGI shares issued to AdKnowledge shareholders on the release date as additional purchase price. Any difference in the fair value of Engage shares at the release date compared to the value of the Escrow Shares will be recorded as a capital transaction between entities under common control. Under the terms of an Intercompany Agreement between Engage and CMGI, in the event that any Escrow Shares are returned to CMGI, CMGI shall pay Engage, in cash or other property, a sum equal to the value of the returned Escrow Shares.

     Engage's corporate headquarters are shared with CMGI and several other CMGI affiliates. CMGI allocates facility and services costs among these affiliates based upon headcount within each affiliate and within each department of each affiliate. Services provided by CMGI include support for systems, business development and marketing. Actual expenses could have varied had Engage been operating on a stand-alone basis. Costs allocated to Engage are considered to equal fair market value for the facilities used and services provided. Engage anticipates that the support provided by CMGI will decrease or be eliminated as Engage increases its internal resources through hiring employees for the related support functions.

     Engage has incurred significant net losses and negative cash flows from operations since its inception, and as of January 31, 2000, had an accumulated deficit of approximately $96.4 million. Engage had net losses of $32.0 million in fiscal 1999 and $37.9 million in the first six months of fiscal 2000. Prior to the completion of Engage's initial public offering, these losses were funded primarily through the issuance of preferred stock to CMGI, which stock was converted into Engage common stock in connection with its initial public offering. Engage intends to continue to invest heavily in sales, marketing and promotion, technology and infrastructure development. As a result, Engage believes that it will continue to incur operating losses and negative cash flows from operations for the foreseeable future and that the rate at which such losses will be incurred may increase from current levels.

  Results of Operations

     The following table sets forth selected financial data as a percentage of revenues for the periods indicated:

                                                                                       SIX MONTHS
                                                                                         ENDED
                              JULY 18, 1995            YEAR ENDED JULY 31,            JANUARY 31,
                              (INCEPTION) TO     -------------------------------    ----------------
                             JULY 31, 1996(1)      1997         1998       1999      1999      2000
                             ----------------    ---------    --------    ------    ------    ------
STATEMENT OF OPERATIONS
  DATA:
Revenue....................            --            100.0%      100.0%    100.0%    100.0%    100.0%
Cost of revenue............            --            124.0       100.9      59.0      71.7      64.2
                                 --------        ---------    --------    ------    ------    ------
          Gross (loss)
            profit.........            --            (24.0)       (0.9)     41.0      28.3      35.8
                                 --------        ---------    --------    ------    ------    ------
Operating expenses:
  In-process research and
     development...........            --               --       415.0      28.1        --      11.0
  Research and
     development...........            --         29,044.0       264.3      54.3      88.8      37.4
  Selling and marketing....            --          6,264.0       181.1      79.7      86.8      85.8
  General and
     administrative........            --          5,716.0        89.9      25.7      30.9      23.7
  Amortization of goodwill
     and other
     intangibles...........            --               --        62.7      36.3      48.9      65.2
  Stock compensation.......            --               --        19.2       9.1       9.2       1.5
                                 --------        ---------    --------    ------    ------    ------
          Total operating
            expenses.......            --         41,024.0     1,032.2     233.2     264.6     224.5
                                 --------        ---------    --------    ------    ------    ------
Loss from operations.......            --        (41,048.0)   (1,033.1)   (192.2)   (236.3)   (188.8)
Gain on sale of product
  rights...................            --               --       416.8        --        --        --
Other income (expense).....            --               --        (7.8)     (7.5)    (11.7)      8.9
                                 --------        ---------    --------    ------    ------    ------
Net loss...................            --        (41,048.0)%    (624.1)%  (199.7)%  (248.0)%  (179.9)%
                                 ========        =========    ========    ======    ======    ======

---------------
(1) The Company did not have revenue during this period and is therefore unable to compute costs as a percentage of revenue.

  Comparison of the Six Months Ended January 31, 1999 and January 31, 2000

     Revenue


     Total revenue increased from $4.3 million for the six months ended January 31, 1999 to $21.1 million for the six months ended January 31, 2000. Revenue from the Company's product offerings accounted for approximately 84% of total revenue for the six months ended January 31, 1999, compared to 87% of total revenue for the six months ended January 31, 2000. Approximately 44% of the increase in total revenue was the result of inclusion of I/PRO's and AdKnowledge's revenue in product revenue for the six months ended January 31, 2000. The remainder of the increase in total revenue was the result of an increase in revenue from products available in both periods, and to a lesser extent, from new product releases and an increase in services and support revenue.


     Product revenue increased from $3.6 million for the six months ended January 31, 1999 to $18.4 million for the six months ended January 31, 2000. Approximately 50% of this increase was the result of inclusion of I/PRO's and AdKnowledge's revenue in the quarter ended January 31, 2000. The remainder of the increase was the result of an increase in revenue from products available in both periods, and to a lesser extent, from new product releases.

     Service and support revenue increased from $677,000 for the six months ended January 31, 1999 to $2.7 million for the six months ended January 31, 2000. The 299% increase in year to date revenue was the result of increased software support and maintenance revenue resulting from increased product revenue and two large consulting arrangements during the six months ended January 31, 2000.

     Cost of Revenue


     Cost of product revenue increased from $1.5 million for the six months ended January 31, 1999 to $10.6 million for the six months ended January 31, 2000. Of the total dollar increase, $5.2 million was due to the I/PRO and AdKnowledge acquisitions and the resultant six and two months, respectively, of incremental operational costs associated with I/PRO's and AdKnowledge's product offerings. In addition, a significant portion of the increase was associated with Engage's AdBureau, Engage Knowledge and AudienceNet products. Finally, a portion of the increase was the result of increased amortization costs resulting from the amortization of developed technology acquired in the I/PRO and AdKnowledge acquisitions. Cost of product revenue was 43% of product revenue for the six months ended January 31, 1999, compared to 58% of product revenue for the six months ended January 31, 2000. The increase in cost of product revenue as a percentage of product revenue was the result of the inclusion of costs and revenue from I/PRO and AdKnowledge. The decrease in margins was primarily impacted by lower margins associated with AdKnowledge product sales.


     Cost of service and support revenue increased from $1.5 million for the six months ended January 31, 1999 to $2.9 million for the six months ended January 31, 2000. Cost of service and support revenue was 224% of service and support revenue for the six months ended January 31, 1999, compared to 108% of service and support revenue for the six months ended January 31, 2000. Cost of service and support revenue for the six months ended January 31, 1999 and 2000 exceeded the related revenue due to Engage's continued investment in service and support staff in advance of anticipated product sales. As a percentage of service and support revenue, the improvement in costs reflects the continued growth of the Company's service and support business and the spreading of fixed costs over a growing revenue base.

     Operating Expenses

     In-process Research and Development. In-process research and development expense was $2.3 million for the six months ended January 31, 2000, resulting from the AdKnowledge acquisition.

     Research and Development. Research and development expenses increased from $3.8 million for the six months ended January 31, 1999 to $7.9 million for the six months ended January 31, 2000, a 108% increase. This increase was due to the I/PRO and AdKnowledge acquisitions and the inclusion of their operations for the six months ended January 31, 2000, and, to a lesser extent, the expansion of the Company's research and development activities. These increases were offset somewhat by a decrease in spending on the translation of Engage's products into certain foreign languages, projects which were substantially completed during fiscal 1999. Research and development expenses were 89% of total revenue for the six months ended January 31, 1999, compared to 37% of total revenue for the six months ended January 31, 2000. This decrease is the direct result of the increase in year to date revenue.

     Selling and Marketing. Selling and marketing expenses increased from $3.7 million for the six months ended January 31, 1999 to $18.1 million for the six months ended January 31, 2000, a 388% increase. The increase in costs was primarily due to increases in product advertising costs resulting from the release of several new products subsequent to January 31, 1999. In addition, a portion of the increase was related to the continuing expansion of Engage's sales force, as well as approximately $4.3 million resulting from the I/PRO and AdKnowledge acquisitions, and the inclusion of their operations for the six and two months, respectively. Finally, a portion of the increase is due to continued expansion in international markets and the costs of maintaining sales and marketing efforts in foreign markets. Overall, including the acquisition of I/PRO and AdKnowledge, Engage's sales and marketing staff increased 392% from January 31, 1999 to January 31, 2000. Sales and marketing expenses were 87% of total revenues for the six months ended January 31, 1999, compared to 86% for the six months ended January 31, 2000. The decrease as a percentage of revenue is the result of the increase in revenue during the period, offset somewhat by costs incurred in the Company's continued efforts to increase market awareness of the Company's products.

     General and Administrative. General and administrative expenses increased from $1.3 million for the six months ended January 31, 1999 to $5.0 million for the six months ended January 31, 2000, a 279% increase. The increase was primarily due to an increase in payroll and related costs associated with the support of growing operations and from the inclusion of I/PRO's and AdKnowledge's operations for the six months ended January 31, 2000. General and administrative costs were 31% of total revenue for the six months ended January 31, 1999, compared to 24% for the six months ended January 31, 2000. The decrease as a percentage of total revenue is the result of spreading fixed costs over a larger revenue base.

     Amortization of Goodwill and Other Intangibles. Amortization of intangible assets increased from $2.1 million for the six months ended January 31, 1999 to $13.7 million for the six months ended January 31, 2000. The increase was due to the acquisition of I/PRO in April 1999 and AdKnowledge in December 1999. Intangible assets from the I/PRO acquisition are being amortized over three to five years, while intangible assets from the AdKnowledge acquisition are being amortized over three years.

     Stock Compensation. Stock compensation costs decreased from $391,000 for the six months ended January 31, 1999 to $326,000 for the six months ended January 31, 2000. During the six months ended January 31, 2000, as the result of the termination of employment of certain employees prior to the vesting of their stock options, the Company reversed $122,000 of stock compensation expense that had been recorded in prior quarters. As such, for the six months ended January 31, 2000, the increase in stock compensation costs resulting from the stock options issued in February 1999 was somewhat offset by the reversal of compensation costs recorded in prior periods.

     Equity in Loss of Joint Venture

     Equity in loss of Engage's 46% interest in a Japanese joint venture was $160,000 for the six months ended January 31, 1999, compared to $700,000 for the six months ended January 31, 2000. The increase in Engage's share of losses in the joint venture represents the joint venture's continued investment in expanding its sales and marketing presence within its market.

     Interest Income

     Interest income was $2.8 million for the six months ended January 31, 2000. During the six months ended January 31, 2000, interest income was primarily earned from investing the proceeds of the Company's initial public offering completed in July 1999.

     Interest Expense

     Interest expense was $339,000 for the six months ended January 31, 1999, compared to $179,000 for the six months ended January 31, 2000. During fiscal 1998, Engage entered into an arrangement with CMGI which required Engage to accrue interest on intercompany debt at a rate of 7% per annum. During the six months ended January 31, 1999, interest expense was recorded on this debt, all of which was converted into equity in connection with Engage's initial public offering in July 1999. During the six months ended January 31, 2000, interest expense was recorded on the Company's long-term debt and capital lease obligations. Interest expense for the six months ended January 31, 2000 was primarily related to interest paid on long-term debt and capital lease obligations maintained by AdKnowledge.

  Comparison of Fiscal 1998 to Fiscal 1999

     Revenue


     Total revenue increased from $2.2 million in fiscal 1998 to $16.0 million in fiscal 1999, a result of the commencement of sales of Accipiter AdManager and AdBureau due to the acquisition of Accipiter as well as the introduction of ProfileServer and DecisionSupportServer. In addition, a portion of this increase is the result of the acquisition of I/PRO and the inclusion of I/PRO's revenue in product revenue for the last four months of fiscal 1999. Revenue from product licenses and services accounted for approximately 88% of total revenue during fiscal 1998 and 1999. Revenue from Informix Corporation accounted for approximately 12% of total revenue during fiscal 1999.


     Cost of Revenue

     Cost of product revenue includes royalties paid to various parties for the incorporation of their technology into Engage's products, costs associated with the I/PRO product offerings, as well as fees paid for outsourced data center operations and the amortization of developed technology acquired in the Accipiter and I/PRO acquisitions. Cost of support and services revenue is primarily comprised of payroll and benefits and allocated overhead costs associated with Engage's customer support, installation and training staff.

     Cost of product revenue increased from $185,000 in fiscal 1998 to $3.5 million in fiscal 1999. The increase was due primarily to the I/PRO acquisition and the resultant four months of incremental operational costs associated with I/PRO's product offerings, as well as costs associated with the introduction of Engage's AdBureau services. In addition, a portion of the increase is the result of costs associated with the resale of a thirty-party vendor's products in conjunction with Engage's product offerings. The costs associated with such arrangements typically provide for lower margins than sales of Engage's own product offerings. Finally, a portion of the increase is the result of increased amortization costs resulting from the amortization of developed technology acquired in the Accipiter and I/PRO acquisitions.

     Costs of service and support revenue increased from $2.1 million in fiscal 1998 to $6.0 million in fiscal 1999. Costs in both periods exceeded the related revenue due to Engage's continued investment in service and support staff in advance of anticipated product sales. Engage's service and support staff increased from 23 at July 31, 1998 to 81 at July 31, 1999.

     Operating Expenses

     In-Process Research and Development. In-process research and development expense was $9.2 million during fiscal 1998 due to the completion of the Accipiter transaction, compared to $4.5 million during fiscal 1999 which resulted from the I/PRO acquisition.

     Research and Development. Research and development expenses consist primarily of payroll and related costs, consulting and contractor fees, facility-related costs, such as rent and computer and network services, and depreciation expenses. Research and development expenses increased from $5.9 million in fiscal 1998 to $8.7 million in fiscal 1999. The increases were the result of the growth of Engage's research and development activities and the inclusion of Accipiter's operations for fiscal 1999, and the inclusion of I/PRO's operations for four months in fiscal 1999. Engage's research and development staff increased from 41 at July 31, 1998 to 77 at July 31, 1999.

     Selling and Marketing. Selling and marketing expenses consist primarily of payroll and related costs, consulting and professional fees and advertising expenses. Selling and marketing expenses increased from $4.0 million in fiscal 1998 to $12.8 million in fiscal 1999. The increase in costs was primarily due to the continuing expansion of Engage's sales force and the inclusion of Accipiter's and I/PRO's operations. Engage's sales and marketing staff increased from 26 at July 31, 1998 to 105 at July 31, 1999. In addition, a portion of the increase was related to increases in product advertising costs resulting from the release of new products.

     General and Administrative. General and administrative costs consist principally of payroll and related costs, consulting and professional fees, facility and related costs and depreciation expense. General and administrative expenses increased from $2.0 million in fiscal 1998 to $4.1 million in fiscal 1999. The increase was primarily due to an increase in payroll and related costs associated with the support of growing operations as well as the inclusion of Accipiter's and I/PRO's operations. In addition, a portion of this increase was the result of increased professional fees incurred in connection with increased contract activity and the formation of Engage's Japanese joint venture.


     Amortization of Goodwill and Other Intangibles. Amortization of intangible assets increased from $1.4 million in fiscal 1998 to $5.8 million during fiscal 1999. The increase was primarily due to the acquisition of Accipiter in April 1998, and the acquisition of I/PRO in April 1999.

     Stock Compensation


     Stock compensation costs increased from $426,000 in fiscal 1998 to $1.5 million during fiscal 1999. Beginning in April 1998, Engage commenced the recognition of compensation expense relating to approximately 346,160 shares of CMGI common stock held in escrow to be issued to employee stockholders of Accipiter who satisfy a two-year employment continuation provision. Additionally, stock compensation costs of $330,000 were recorded during fiscal 1999 as a result of stock options granted during 1999 with exercise prices below the estimated fair market value of the common stock at the date of grant.

     Gain on Sale of Product Rights

     Gain on sale of product rights was approximately $9.2 million during fiscal 1998 as a result of Engage's sale of certain rights to its data warehouse products to Red Brick Systems, Inc. during the first quarter of fiscal 1998.

     Equity in Loss of Joint Venture

     Equity in loss of joint venture was a loss of approximately $723,000 during fiscal 1999. In August 1998, Engage acquired 49% of the shares of Engage Technologies Japan, a joint venture with Sumitomo Corporation in Japan. Engage's ownership interest was subsequently reduced to 46% after the issuance of additional equity in the joint venture to a new investor. The joint venture was established to sell Engage's products and services in Japan. This investment is being accounting for under the equity method of accounting, and, as such, Engage's portion of the joint venture's losses during fiscal 1999 are included in Engage's results of operations. Engage anticipates that the joint venture will experience continued losses for the foreseeable future and, as such, the value of its investment in the joint venture will likely decrease significantly in fiscal 2000.

     Interest Expense, Net


     Interest expense, net was approximately $172,000 for fiscal 1998, compared with $313,000 for fiscal 1999. No interest expense was recorded during the first six months of the year ended July 31, 1998. In the second half of fiscal 1998, Engage entered into an arrangement with CMGI which required Engage to accrue interest on intercompany debt at a rate of 7% per annum. During fiscal 1999, interest expense was partially offset by interest income earned on the proceeds from the Company's initial public offering. Interest income is expected to increase substantially in fiscal 2000 due to Engage's investment of the proceeds from its initial public offering.


  Comparison of Fiscal 1997 to Fiscal 1998

     Revenue


     Total revenue increased from $25,000 in fiscal 1997 to $2.2 million in fiscal 1998. The increase in fiscal 1998 resulted from the acquisition of Accipiter in April 1998, which added Accipiter's AdManager and AdBureau products and services to Engage's product portfolio, as well as the introduction of Engage's ProfileServer and DecisionSupportServer products. All revenue during fiscal 1997 was derived from one customer, while revenue from three customers accounted for 20%, 12% and 11%, respectively, of revenue during fiscal 1998.


     Cost of Revenue


     Cost of product revenue was 10% of product revenue in fiscal 1998. Cost of services and support revenue exceeded services and support revenue in fiscal 1998 as Engage hired additional services and support staff throughout the year in anticipation of increased product sales. In addition, Engage's release of several new products during the year resulted in additional support costs to diagnose and correct customer-specific product issues that typically occur with the release of a new software product.

     Operating Expenses

     In-Process Research and Development. In-process research and development expense in fiscal 1998 was $9.2 million, resulting from the acquisition of Accipiter.

     Research and Development. Research and development expenses decreased from $7.3 million in fiscal 1997 to $5.9 million in fiscal 1998. The decrease in fiscal 1998 was primarily due to a decrease in staffing that occurred when Engage sold some rights to its data warehouse products to Red Brick at the beginning of fiscal 1998. In addition, a portion of the decrease was the result of reassigning employees from research and development to product support, consulting and training upon the release of several of Engage's products in fiscal 1998.

     Selling and Marketing. Selling and marketing expenses increased from $1.6 million in fiscal 1997 to $4.0 million in fiscal 1998. The increase was the result of significant growth in Engage's sales force during this period, as well as increased advertising expenditures.

     General and Administrative. General and administrative expenses increased from $1.4 million in fiscal 1997 to $2.0 million in fiscal 1998. The increase was the result of increased payroll and related costs, as well as increased facilities costs required to support growing operations.

     Amortization of Goodwill and Other Intangibles. Amortization of goodwill and other intangibles assets was $1.4 million in fiscal 1998, resulting from the acquisition of Accipiter in April 1998.

     Gain on Sale of Product Rights

     Gain on sale of product rights was approximately $9.2 million during fiscal 1998, as a result of Engage's sale of certain rights to its data warehouse products to Red Brick during the first quarter of fiscal 1998.

     Interest Expense, Net


     Interest expense, net was $172,000 in fiscal 1998. In the second half of fiscal 1998, Engage entered into an arrangement with CMGI which required Engage to accrue interest on intercompany debt at a rate of 7% per annum. No interest expense was recorded in fiscal 1997.


  Liquidity and Capital Resources

     Since its inception, Engage has financed its operations primarily through funds advanced from CMGI. In addition, the Company has funded its investing activities, specifically its acquisition of Accipiter and I/PRO, through the issuance of its convertible preferred stock. In July 1999, the Company completed its initial public offering for the sale of 13,800,000 shares of common stock, including the underwriter's over-allotment. The Company received proceeds from its initial public offering of approximately $94.8 million, net of underwriting discounts and expenses associated with the offering. Such proceeds will be used primarily to meet the Company's working capital and capital expenditure needs. In addition, a portion of these proceeds may be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies.

     Net cash used in operating activities amounted to approximately $9.0 million, $10.5 million, $9.4 million, $2.1 million and $25.0 million for fiscal 1997, fiscal 1998 and fiscal 1999 and the six months ended January 31, 1999 and 2000, respectively. The increase in cash used in operations has primarily been caused by increasing net operating losses, which are partially offset by non-cash depreciation and amortization charges included in the applicable net loss. In addition, net cash used in operating activities in fiscal 1998 included a non-cash gain on sale of product rights of $9.2 million, offset by the non-cash write-off of in-process research and development costs of $9.2 million. Of the $9.4 million of net cash used in operations during fiscal 1999, approximately $5.6 million was from the increase in accrued expenses during the period, along with $4.3 million from the increase in deferred revenue during the period. The increase in deferred revenue is the result of advance payments received from customers for the Company's products. Net cash used in operations for the six months ended January 31, 1999 included approximately $1.7 million from the increase in accrued expenses during the period, as well as $3.5 million from the increase in deferred revenue during the period. The increase in deferred revenue is the result of advance payments received from customers for Engage's products. Net cash used in operations for the six months ended January 31, 2000 included approximately $5.8 million due to increased accounts receivable, which was the result of increases in product sales, along with approximately $2.2 million due to increased prepaid expenses and other assets, primarily the result of cash that has been restricted in order to collateralize lease agreements.

     Net cash used in investing activities amounted to approximately $490,000, $1.4 million, $1.5 million and $43.3 million during fiscal 1997 and fiscal 1999 and the six months ended January 31, 1999 and 2000, respectively, while investing activities provided $473,000 during fiscal 1998. Investing activities used $490,000, $216,000, $342,000, $118,000 and $2.1 million during fiscal 1997, fiscal 1998 and fiscal 1999, and the six months ended January 31, 1999 and 2000, respectively, to acquire property and equipment required to support the growth of the business and hiring needs. Investing activities during fiscal 1998, fiscal 1999 and the six months ended January 31, 2000 included $689,000, $347,000 and $3.0 million of net cash acquired from the acquisition of Accipiter, I/PRO and AdKnowledge, respectively. Investing activities during the six months ended January 31, 1999 used approximately $1.4 million in the Company's investment in a Japanese joint venture. In addition, investing activities during the six months ended January 31, 2000 used approximately $42.2 million for net purchases of available-for-sale securities, as well as $2.0 million for an investment in a strategic partner of the Company.


     Net cash provided by financing activities amounted to approximately $9.5 million, $10.1 million, $122.7 million, $3.5 million and $214,000 for fiscal 1997, fiscal 1998 and fiscal 1999 and the six months ended January 31, 1999 and 2000, respectively. Cash provided in fiscal 1999 included net proceeds from the Company's initial public offering of approximately $94.8 million, net of underwriting discounts and expenses associated with the offering, additional net proceeds of approximately $13.1 million from a private placement of the Company's common stock, as well as net proceeds of $1.9 million from the issuance of Series B convertible preferred stock which occurred in the first six months of fiscal 1999. Additional cash provided in each period was primarily related to funds advanced from CMGI to fund the Company's operations. Cash provided by financing activities during fiscal 1997 was partially offset by the repayment of debt of $1.0 million. Cash provided by financing activities during fiscal 1997, fiscal 1999 and the six months ended January 31, 1999 and 2000 includes $22,000, $558,000, $9,000 and $384,000, respectively, received from employee stock option exercises. In addition, cash provided by financing during the six months ended January 31, 2000 included proceeds of $298,000 from common stock sold under the Company's employee stock purchase plan. Funds received through financing activities for the six months ended January 31, 2000 were partially offset by approximately $468,000 used to repay long-term borrowings and capital lease arrangements maintained by AdKnowledge, and to a lesser extent, I/PRO.


     Prior to the Company's initial public offering, under an informal arrangement with CMGI, the Company maintained a zero balance cash account. CMGI funded Engage's operations as needed, with a corresponding increase in the Company's obligations to CMGI. Customer and other receipts were remitted to CMGI and were applied to reduce the Company's obligations to CMGI. The outstanding balance of Engage's obligation to CMGI at the end of each fiscal quarter, commencing with the quarter ended January 31, 1998, have been evidenced by demand promissory notes bearing interest at an annual rate of 7% and convertible into shares of the Company's convertible preferred stock at the fair market value of such stock as of the end of the applicable quarter. At June 30, 1999, all outstanding obligations to CMGI were converted to common stock at the fair market value of the stock at that date. The Company expects that all future obligations under this arrangement will be repaid to CMGI on a monthly basis, with terms similar to those between unrelated parties.

     The Company has experienced a substantial increase in its expenditures since inception consistent with its growth in operations and staffing. The Company anticipates that expenditures will continue to increase for the foreseeable future as the Company accelerates the growth of its business. Additionally, the Company will continue to evaluate investment opportunities in businesses that management believes will complement its technologies and marketing strategies.

     Assuming the closing of the acquisitions of Adsmart and Flycast, the Company currently anticipates that its available cash resources will only be sufficient to meet its anticipated needs for working capital and capital expenditures for approximately the next three to four quarters. Included in this estimate is the payment of approximately $4.7 million of fees associated with the acquisition of Adsmart and Flycast. Therefore, the Company will need to raise additional funds in order to fund operations. In addition, the Company may require additional funding in order to fund more rapid expansion, to develop new or enhance existing services or products, to respond to competitive pressures or to acquire complementary products, businesses or technologies. The Company believes that additional external financing will be available through credit facilities or sales of additional equity or other debt instruments. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the Company's stockholders will be reduced and its stockholders may experience dilution of their interest in the Company. If adequate funds are not available or are not available on acceptable terms, the Company's ability to continue as a going concern, to fund its expansion, take advantage of unanticipated opportunities, develop or enhance services or products or otherwise respond to competitive pressures may be significantly limited.

  In-Process Research and Development

     Accipiter

     CMGI acquired Accipiter on April 8, 1998 for total purchase consideration of $31.3 million. In August 1998, Accipiter merged with Engage in a stock-for-stock merger in which consideration of 700,000 shares of Engage Series A Convertible Preferred Stock were issued to CMGI. The portion of the purchase price allocated to in-process research and development was $9.2 million, or approximately 29% of the total purchase price. At the acquisition date, Accipiter's major in-process project was the development of AdManager version 4.0, which was intended to provide the ad serving functionality that customers were requiring as the use of the Internet rapidly increased and customer Web sites became more complex. In general, previous AdManager releases did not provide for the fault tolerance, redundancy and scalability that customers began to seek after AdManager versions 1.0 and 2.0 were released. Accordingly, customers' long-term product needs required Accipiter to substantially redesign the AdManager architecture to develop new technologies to provide:

     - improved fault tolerance, which is the ability to operate during a system failure, and scalability, which is the ability to expand capacity,

     - an object-oriented user interface, which is a screen display that enables users to easily operate a computer program,

     - application programming interfaces, which enable a program to exchange data with other programs and

     - a new report engine, which is a component that generates reports.

     This redesigned AdManager architecture was later released as version 4.0.

     At the date of the acquisition, management estimated that completion of the AdManager version 4.0 technology would be accomplished by June 1998. Engage began beta testing AdManager version 4.0 at a customer site in June 1998 and commercially released the product in August 1998. The initial development effort had commenced in late 1997. At the acquisition date, the new AdManager technology had not reached a completed prototype stage and beta testing had not yet commenced. At the time of the Accipiter purchase, the AdManager version 4.0 project was approximately 71% complete. The AdManager version 4.0 project was substantially completed within the time originally estimated.

     The value of in-process research and development was determined using an income approach. This approach takes into consideration earnings remaining after deducting from cash flows related to the in-process technology, the market rates of return on contributory assets, including developed technology, assembled workforce, working capital and fixed assets. The cash flows are then discounted to present value at an appropriate rate. Discount rates are determined by an analysis of the risks associated with each of the identified intangible assets. The discount rate used for in-process research and development was 24.5%, a slight premium over the estimated weighted-average cost of capital of 24%, and the discount rate used for developed technology was 21%.

     The resulting net cash flows to which the discount rate was applied are based on Engage management's estimates of revenues, cost of revenues, research and development costs, selling and marketing costs, general and administrative costs, and income taxes from such acquired technology. These estimates are based on the assumptions set forth below.

     Accipiter recorded revenue in 1997 of less than $1.0 million. Because of the absence of meaningful historical revenue of Accipiter, management projected revenue for the initial year of the forecast period based on its assessment of future market potential and the ability of Accipiter to successfully launch its new product offering. After the initial year of the users and online activity and the impact such growth would have on Internet advertising. These projections are based on Engage management's estimates of the significant growth in the number of companies engaged in e-commerce, the need for e-commerce companies to serve ads over the Internet, expected trends in technology and the nature and expected timing of new product introductions by Engage and its competitors. These estimates also include growth related to the use of Accipiter technologies in conjunction with Engage's products, the marketing and distribution of the resulting products through Engage's sales force and the benefits of Engage's incremental financial support and stability.

     Engage's estimated cost of sales as a percentage of revenue is expected to be slightly lower than Accipiter's on a stand-alone basis, which was 16% in 1997, as fixed costs included in cost of sales are spread over a larger revenue base and provide for the realization of efficiencies due to economies of scale through combined operations. Due to these savings, the estimated cost of sales as a percentage of revenue is expected to decrease by 1% each year from Accipiter's historical percentage, to a low of 11% in the fifth forecast year.


     Engage's selling, general and administrative costs are expected to be higher than Accipiter's on an absolute basis, but lower as a percentage of revenue. Due to the small revenue base in 1997 and the impact of significant costs associated with building a corporate infrastructure and building a workforce for future operations, Accipiter's selling, general and administrative costs in 1997, as a percentage of revenue, are not representative of the expected costs for the combined operations of Engage and Accipiter. Efficiencies due to economies of scale through combined operations, such as consolidated marketing and advertising programs, are expected to be realized immediately.


     I/PRO

     Engage acquired I/PRO on April 7, 1999 for total purchase consideration of $32.7 million. The portion of the purchase price allocated to in-process research and development was $4.5 million, or approximately 14% of the total purchase price. At the acquisition date, I/PRO's major in-process project was the development of a new data processing system, project name Normandy, which is intended to provide improved functionality. In general, the existing data processing system does not provide sufficient fault tolerance, scalability and data processing efficiency to meet future customer needs. Accordingly, customers' long-term product needs required I/PRO to substantially redesign the data processing system to develop new technologies in the areas of: (1) fault tolerance and scalability, (2) system management, (3) data capture and (4) path analysis functionality, which is the ability to track movement of Web visitors across Web pages.

     At the date of the acquisition, management estimated that completion of the Normandy technology would be accomplished by August 1999. The initial development effort had commenced in late 1998. At the acquisition date, the new Normandy technology had not reached a completed prototype stage and beta testing had not yet commenced. At the time of the I/PRO purchase, the Normandy project was approximately 64% complete. The Normandy project was substantially completed within the time originally estimated.

     The value of in-process research and development was determined using an income approach. This approach takes into consideration earnings remaining after deducting from cash flows related to the in-process technology, the market rates of return on contributory assets, including core developed technology, assembled workforce, working capital and fixed assets. The cash flows are then discounted to present value at an appropriate rate. Discount rates are determined by an analysis of the risks associated with each of the

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identified intangible assets. The discount rate used for in-process research and development was 30%, a premium over the estimated weighted-average cost of capital of 25%, and the discount rate used for core developed technology was 22%.

     The resulting net cash flows to which the discount rate was applied are based on Engage management's estimates of revenues, cost of revenues, research and development costs, selling and marketing costs, general and administrative costs, and income taxes from such acquired technology. These estimates are based on the assumptions set forth below.

     Management projected average annual revenue increases for the forecast period based on its assessment of future market potential and the ability of I/PRO to successfully implement the Normandy technology. Revenue was predicted to grow at rates comparable to the growth of Internet users and online activity and the impact such growth would have on Internet service companies. Revenue related to the Normandy project were separately identified.

     These projections are based on Engage management's estimates of the significant growth in the number of companies engaged in e-commerce, the need for e-commerce companies to utilize independent audit, verification and analysis services, expected trends in technology and the nature and expected timing of new product introductions by its competitors. These estimates also include growth related to the use of certain I/PRO technologies in conjunction with Engage's products and the benefits of Engage's incremental financial support and stability.

     I/PRO's estimated cost of sales as a percentage of revenue is expected to significantly decrease on a stand-alone basis, which was 85% in 1998, as certain fixed costs included in cost of sales are spread over a larger revenue base and provide for the realization of efficiencies due to economies of scale. The Normandy technology is expected to greatly increase the automation of data processing, allowing significant labor cost savings per revenue dollar. Increases in hardware utilization are also expected. Due to these savings, the estimated cost of sales as a percentage of revenue is expected to decrease to a low of 20% in the fifth forecast year.

     I/PRO's operating expenses are expected to increase on an absolute basis, but to significantly decrease as a percentage of revenue over the term of the forecast, which was 192% in 1998. Certain fixed expenses are spread over a larger revenue base and provide for the realization of efficiencies due to economies of scale. Due to these savings, the estimated cost of sales as a percentage of revenue is expected to decrease to a low of 49% in the fifth forecast year.

     AdKnowledge


     The Company acquired AdKnowledge in December 1999 for total purchase consideration valued at approximately $161.0 million, net of cash acquired of $3.0 million. Included in the purchase consideration was $3.8 million in direct acquisition costs. In connection with the acquisition, Engage issued approximately 9.8 million shares of its common stock to CMGI for CMGI's 88% interest in AdKnowledge and approximately 506,000 shares of its common stock directly to shareholders of AdKnowledge, valued at approximately $142.4 million in the aggregate. Additionally, stock options to acquire the Company's common stock issued in the contribution, valued at approximately $18.0 million, have been included in the purchase consideration.


     Management is primarily responsible for estimating the fair value of purchased in-process research and development. The portion of the purchase price allocated to in-process research and development was $2,317,000, or approximately 1.2% of the total purchase price. At the acquisition date, AdKnowledge's major in-process projects were: (1) the development of the AdKnowledge System Architecture Upgrade, which was intended to scale its software to handle more customers, internationalize the AdKnowledge System, and help AdKnowledge deploy new features more rapidly; (2) the development of the AdServer Network Capacity Upgrade, which was intended to allow the AdKnowledge System to handle more volume; (3) the AdServer Network Operating System Change, which was intended to improve the managing of AdKnowledge's advertising campaigns; (4) the development of the Optimal Global Domain Name Service, which was intended to optimize traffic flow, deliver advertisements faster, and improve the performance of the

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AdKnowledge System; and (5) the development of QA Automation Procedures, which was intended to allow AdKnowledge to release features on the AdKnowledge System more quickly and with better quality.

     At the date of the acquisition, management estimated that completion of the Architecture Upgrade technology would be accomplished by August 2000. The initial development effort had commenced in November 1998. At the acquisition date, technological feasibility of the Architecture Upgrade had not been reached. At the time of the AdKnowledge purchase, the Architecture Upgrade project was approximately 57% complete.

     At the date of the acquisition, management estimated that completion of the Capacity Upgrade technology would be accomplished by January 2000. The initial development effort had commenced in October 1999. At the acquisition date, technological feasibility of the Capacity Upgrade had not been reached. At the time of the AdKnowledge purchase, the Capacity Upgrade project was approximately 65% complete.

     At the date of the acquisition, management estimated that completion of the Operating System technology would be accomplished by March 2000. The initial development effort had commenced in October 1999. At the acquisition date, technological feasibility of the Operating System Change had not been reached. At the time of the AdKnowledge purchase, the Operating System Change project was approximately 28% complete.

     At the date of the acquisition, management estimated that completion of the Optimal Global Domain Name Service technology would be accomplished by June 2000. The initial development effort had commenced in September 1999. At the acquisition date, technological feasibility of the Optimal Global Domain Name Service had not been reached. At the time of the AdKnowledge purchase, the Optimal Global Domain Name Service project was approximately 23% complete.

     At the date of the acquisition, management estimated that completion of the QA Automation Procedures technology would be accomplished by June 2000. The initial development effort had commenced in June 1999. At the acquisition date, technological feasibility of the QA Automation Procedures had not been reached. At the time of the AdKnowledge purchase, the QA Automation Procedures project was approximately 75% complete.

     The value of in-process research and development was determined using an income approach. This approach takes into consideration earnings remaining after deducting from cash flows related to the in-process technology, the market rates of return on contributory assets, including developed technology, assembled workforce, trade names/trademarks, database, working capital and fixed assets. The cash flows are then discounted to present value at an appropriate rate. Discount rates are determined by an analysis of the risks associated with each of the identified intangible assets. The discount rates used for in-process research and development range from 25% to 30%, reflecting a 10% to 15% premium over the estimated weighted-average cost of capital of 15%. These different discount rates reflect the relative risk of the technologies, and their stage of completion.


     The resulting net cash flows to which the discount rates were applied are based on Engage management's estimates of revenue, cost of revenue, research and development costs, selling and marketing costs, general and administrative costs, and income taxes from such acquired technologies. These estimates are based on the assumptions set forth below.



     Management projected average annual revenue increases for the forecast period based on its assessment of future market potential and the ability of AdKnowledge to successfully implement its in-process research and development projects. These growth rates were based on the expected growth of Internet users and online activity and the impact such growth would have on Internet advertising. Revenue related to each of the in-process research and development projects were identified.


     AdKnowledge's estimated cost of sales as a percentage of revenue is expected to decrease on a stand-alone basis, as efficiencies due to economies of scale are realized. The estimated cost of sales as a percentage of revenue is expected to decrease to a low of 30% in the third forecast year.

     AdKnowledge's estimated selling and marketing expenses are expected to be 30% as a percentage of revenues for the entire forecast period. Similarly, general and administrative expenses remained constant at 10%, as a percentage of revenue, for the entire forecast period.


  Recent Accounting Pronouncements

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants, issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98-1 requires the capitalization of various internal costs related to the implementation of computer software obtained for internal use. The Company adopted this standard in August 1999, and the adoption of SOP 98-1 did not have a material impact on its financial position or its results of operations.

     In April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 98-5, "Reporting Costs of Start-Up Activities"("SOP 98-5"). Under SOP 98-5, the cost of start-up activities should be expended as incurred. Start-up activities are broadly defined as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer, commencing some new operation or organizing a new entity. The Company adopted SOP 98-5 in August 1999. The adoption of SOP 98-5 did not have a material impact on its financial position or results of operations.

     In December 1999, the SEC issued SAB No. 101 "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 expresses the view of the SEC staff in applying generally accepted accounting principles to certain revenue recognition issues. Although the Company is still in the process of analyzing the impact of SAB No. 101, if any, on its consolidated statements and related disclosures, the Company expects that there will be no material impact on its financial position or its results of operations.

  Year 2000 Compliance

     Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, many companies' software and computer systems may need to be upgraded or replaced in order to comply with these "Year 2000" requirements or risk system failure or miscalculations causing disruptions of normal business activities. The Company has not experienced any material Year 2000 problems or disruptions.

  State of Readiness

     The Company completed its assessment of the Year 2000 readiness of its operating, financial and administrative systems, including the hardware and software that support the Company's systems.

     For its currently marketed software products, the Company has completed its Year 2000 compliance testing efforts and believes that its products are Year 2000 compliant in all material respects. The Company also conducted less extensive testing of older versions of its products. While the Company is not aware of any material respect in which its older products are not Year 2000 compliant, it has offered customers using older products the option to upgrade to current versions at no additional charge. The Company also tested its internal and third party provided systems that are used to deliver customer services.

  Costs

     At January 31, 2000, the Company had spent approximately $1.5 million on Year 2000 compliance issues and does not expect to incur any significant additional expenses in connection with identifying, evaluating and addressing any future Year 2000 compliance issues. Most of the Company's expenses were related to the operating costs associated with time spent by employees and consultants in the evaluation process and Year 2000 compliance matters and costs to replace non-compliant equipment.

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

  Risks

     The Company is not currently aware of any Year 2000 compliance problems relating to its products or systems that would have a material adverse effect on its business, financial condition and results of operations, without taking into account the Company's efforts to avoid or fix such problems. There can be no assurance that the Company will not discover latent Year 2000 compliance problems in its products or systems that will require substantial revision. In addition, there can be no assurance that third-party software, hardware or services incorporated into the Company's material systems will not need to be revised or replaced, all of which could be time-consuming and expensive. The failure of the Company to fix or replace its internally developed proprietary software or third-party software, hardware or services on a timely basis could result in lost revenue, increased operating costs, the loss of customers and other business interruptions, any of which could have a material adverse effect on the Company's business, financial condition and results of operations. Moreover, the failure to adequately address Year 2000 compliance issues in its internally developed proprietary software could result in claims of mismanagement, misrepresentation or breach of contract and related litigation, which could be costly and time-consuming to defend.

     The Company is heavily dependent on NaviSite, a major third party vendor and affiliate, to provide outsourced data services. A significant Year 2000 related disruption of the outsourced data services that NaviSite provides to the Company could cause customers to consider canceling services with the Company or cause an unmanageable burden on the Company's technical support, which in turn could materially and adversely affect the Company's business, financial condition and results of operations.


     To date, the Company has not experienced any significant Year 2000 disruptions and estimated Year 2000 expenses approximated the actual costs incurred. The Company does not expect to incur any significant additional expenses related to the Year 2000 issue. The Company continues to monitor its systems for latent Year 2000 issues but is not currently aware of any material Year 2000 problems.


  Quantitative and Qualitative Disclosure About Market Risk

     The carrying values of financial instruments including cash and cash equivalents, accounts receivable, accounts payable and notes payable, approximate fair value because of the short maturity of these instruments.

     The Company has historically had very low exposure to changes in foreign currency exchange rates, and as such, has not used derivative financial instruments to manage foreign currency fluctuation risk. As the Company expands globally, the risk of foreign currency exchange rate fluctuation may increase. Therefore, in the future, the Company may consider utilizing derivative instruments to mitigate such risks.

FACTORS AFFECTING FUTURE OPERATING RESULTS

     The Company believes that this document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management of the Company, based on information currently available to the Company's management. Use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicate a forward looking statement. Forward-looking statements involve risks, uncertainties and assumptions. Certain of the information contained in this Proxy Statement, including information with respect to the reasons for the Transactions, trends with respect the Company's future financial results and strategy for the Company's business consists of forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include the following:

  The Company has incurred substantial losses and anticipates continued losses

     The Company has never been profitable. The Company has incurred net losses totaling $96.4 million from inception to January 31, 2000. The Company expects to increase its spending significantly and therefore expects to continue to incur significant losses for the foreseeable future.

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

     The Company will need to generate significant additional revenue to achieve profitability. The Company may not achieve profitability. If the Company's revenue grows more slowly than it anticipates or if the Company's operating expenses either increase more than expected or cannot be reduced in light of lower revenue, the Company's business, financial condition and results of operations will be materially and adversely affected.

  The Company has recently begun to introduce its profile-based solutions, and it is uncertain whether they will achieve widespread customer acceptance

     In July 1999, the Company released its Engage Knowledge data service for sale to customers. In October 1999, the Company introduced its profile-based AudienceNet network for advertisers on the Web. The profiling capabilities used to create and maintain the Engage Knowledge data service will serve as the platform for most of the Company's planned profile-based products and services. The Company plans to integrate its profile technology with the Flycast Network and its AdKnowledge services. The Company expects that a significant portion of its future revenue will depend on sales of products and services incorporating the Company's profiling technology. To date, however, a small portion of the Company's revenue is attributable to the Company's profile-based products and services. There can be no assurance that products and services based on the Company's Engage Knowledge database, or the Company's profiling approach for the creation of anonymous profiles, will achieve widespread customer acceptance, and any failure to do so would have a material adverse effect on the Company's business, financial condition and results of operations.

  Profile-based targeting may not achieve its intended benefits and the Company's revenue therefore may not grow as expected


     The Company's products and services are designed to enable Web advertisers, merchants and sites to target their intended audiences more effectively. Because the Company's profiling technology is new, the Company cannot be sure that the use of its anonymous profiles will result in more effective targeting of advertisements or other marketing and promotional activities. The Company's revenue would be adversely affected if advertisers and merchants do not perceive that the use of profiles will improve the effectiveness of their marketing campaigns or if its customers are otherwise unable to generate a sufficient return on investment from the use of the Company's profiles. If the use of the Company's profile-based products and services does not demonstrably improve the responsiveness of Web visitors, then the Company would have difficulty selling its profile-based products and, therefore, the Company's business, financial condition and results of operations will be materially adversely affected.


  The value of the Engage Knowledge database depends on continued contributions of data


     Decisions by Web sites and networks not to contribute their data to the Engage Knowledge database would hinder the quality and growth of the Engage Knowledge database and could severely impair the effectiveness and value of Engage AudienceNet and future profile-based products. To participate in AudienceNet, Web sites must agree to contribute user data to the Engage Knowledge database and there can be no assurance that Web sites will not decline to participate in AudienceNet or other Engage-enabled networks due to concerns relating to sharing proprietary information about their users and perceived privacy concerns.



  The Company's quarterly operating results are subject to significant fluctuations


     The Company's revenue and operating results may vary significantly from quarter to quarter due to a number of factors, not all of which are in the Company's control. Future revenue is difficult to forecast and for the foreseeable future will be influenced by the timing and amount of sales to new customers, as well as user traffic levels and advertising and electronic commerce activity on the Company's customers' Web sites.


     The market for profile-based marketing products and services is new. As a result, the Company must educate potential customers on the use and benefits of its products and services. In addition, the implementation of the Engage Knowledge data service requires a significant commitment of resources by participating

Web sites and networks. It can, in some cases, take the Company's sales organization several months to finalize a sale. This makes it difficult to predict the quarter in which a sale may occur.



     In addition, the Company believes that its revenue will be subject to seasonal fluctuations because advertisers generally place fewer advertisements during the first and third calendar quarters of each year. In addition, expenditures by advertisers tend to be cyclical, reflecting overall economic conditions as well as budgeting and buying patterns. A decline in the economic prospects of advertisers' spending priorities or the time periods in which they determine their budgets, could cause the Company's business to be materially and adversely affected.


     Many of the Company's expenses, particularly personnel costs and rent, are relatively fixed, and are incurred in part based on expectations of future revenue. The Company may be unable to adjust spending quickly enough to offset any unexpected revenue shortfall. Accordingly, any shortfall in revenue may cause significant variation in operating results in any quarter.

     Because of these factors, quarter-to-quarter comparisons of the Company's results of operations may not be an indication of the Company's future performance. It is possible that, in future periods, the Company's results of operations may be below the expectations of public market analysts and investors. This could cause the trading price of the Company's common stock to decline.

  The Company has only been in business for a short period of time

     The Company began commercial shipments of its first software products in early 1998. the Company faces risks, expenses and uncertainties as an early stage company, particularly in the new and rapidly evolving Internet market. Because the Company only recently commenced commercial sales, its past results and rates of growth may not be meaningful and should not be relied upon as an indication of the Company's future performance.


  Proposed changes in revenue recognition policies could have a negative impact on the Company's results of operations



     The Federal Accounting Standards Board is considering several proposals relating to general revenue recognition policies relating to Web advertisements. If the proposals ultimately adopted by the Federal Accounting Standards Board differ materially from those currently in place, the Company may have to change the manner in which it recognizes revenue, which could materially adversely affect its results of operations.


  The Company will continue to be controlled by CMGI, whose interests may differ from other stockholders


     As of March 31, 2000, CMGI beneficially owned approximately 80.37% of the outstanding shares of the Company's Common Stock. Upon completion of the Transactions, CMGI will beneficially own approximately 87.73% of the outstanding shares of the Company's Common Stock. Accordingly, CMGI has and will continue to have the power to elect the Company's entire board of directors and to approve or disapprove any corporate transaction or other matter submitted to the Company's stockholders for approval, including the approval of mergers or other significant corporate transactions. The interests of CMGI may differ from the interests of the other stockholders. Future decisions by CMGI as to the disposition of any or all of its ownership position in the Company could be influenced by the possible need of CMGI to maintain control of the Company in order for CMGI to avoid becoming a registered investment company. Registration as an investment company would subject CMGI to numerous regulatory requirements with which CMGI would have difficulty complying. As a result, CMGI may be motivated to maintain at least a majority ownership position of the Company, even if other stockholders of the Company might consider a sale of control of the Company to be in their best interests. As long as it is a majority stockholder, CMGI has contractual rights to purchase shares in any financing of the Company sufficient to maintain its majority ownership position. CMGI's ownership may have the effect of delaying or preventing a change in control of the Company or discouraging a potential acquirer from attempting to obtain control of the Company, which in turn could adversely affect the market price of the Company's common stock.

  A material portion of the Company's growth to date has been attributable to sales to CMGI affiliates

     In fiscal 1999, 12 of the Company's customers were affiliates of CMGI. In fiscal 1999 and the first six months of fiscal 2000, sales of products and services to affiliates of CMGI accounted for approximately $1.9 million, or approximately 12%, and approximately $2.5 million, or approximately 12%, respectively, of the Company's total revenue. To the extent that the Company's growth in revenue has been attributable to sales of products and services to these affiliates, there can be no assurance that the Company's historical rate of growth is an indication of the Company's future prospects.

  The terms of the Company's sales to CMGI affiliates could change

     While the Company believes that the transactions between it and other affiliates of CMGI have been on arms'-length terms, it is possible that the Company might have received more favorable terms than it would have if it were not an affiliate of CMGI. In addition, the terms of the Company's sales to affiliated customers could change if these customers cease to be affiliates of CMGI in the future. CMGI has been and continues to be instrumental in introducing the Company to customers and other business partners. If the relationship between the Company and CMGI ended or was fundamentally altered, the Company's business, financial condition and results of operations could be materially adversely affected.


  The Company is subject to a shareholder derivative lawsuit in connection with its proposed acquisition of Adsmart and Flycast



     A shareholder derivative lawsuit relating to the Company's proposed acquisition of Adsmart and Flycast was filed against all the Company's directors, CMGI and the Company. The plaintiff's complaint alleges that CMGI and the Company's directors violated their fiduciary duties of loyalty and good faith and requests that the court enjoin the Company from acquiring Adsmart and Flycast. If the plaintiff is successful in enjoining the Company from acquiring Adsmart and Flycast, the Company would not be able to execute its business strategy and the Company's results of operations would suffer a material adverse effect. In addition, this lawsuit may cause the Company to incur significant legal fees, require it to make indemnification payments to its directors or result in a diversion of management time and attention.


  Growing concerns about the use of "cookies" and data collection may limit the Company's ability to develop user profiles

     Web sites typically place small files of information commonly known as "cookies" on a user's hard drive, generally without the user's knowledge or consent. Cookie information is passed to the Web site through the Internet user's browser software. The Company's technology currently uses cookies to collect information about an Internet user's movement through the Internet. Most currently available Internet browsers allow users to modify their browser settings to prevent cookies from being stored on their hard drive, and a small minority of users are currently choosing to do so. Users can also delete cookies from their hard drive at any time.

     Some Internet commentators and privacy advocates have suggested limiting or eliminating the use of cookies. The effectiveness of the Company's technology could be limited by any reduction or limitation in the use of cookies.

     If the use or effectiveness of cookies is limited, the Company would likely have to switch to other technology that allows us to gather demographic and behavioral information. While such technology currently exists, it is substantially less effective than cookies. Replacement of cookies could require significant reengineering time and resources, might not be completed in time to avoid negative consequences to the Company's business, financial condition or results of operations, and might not be commercially feasible.

     In addition, privacy concerns may cause some Web users to be less likely to visit Web sites that contribute data to the Engage Knowledge database. If enough Web users choose not to visit sites providing information to the Engage Knowledge database, the Company's ability to attract participants to Engage

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AudienceNet would be adversely affected. This would, in turn, have a material adverse effect on the Company's business, financial condition or results of operations.

  Legislation or regulations may be adopted that could affect the Company's ability to generate or use information for profiles and may hinder the Company's ability to conduct business

     The legal and regulatory environment governing the Internet and the use of information about Web users is uncertain and may change. United States legislators in the past have introduced a number of bills aimed at regulating the collection and use of personal data from Internet users and additional similar bills are being considered during the current congressional session. One bill, as currently drafted, would require Internet users to affirmatively consent before a cookie is set on their browser for any purpose, with certain limited exceptions. If passed into law without modification, this bill would have a material adverse effect on the Company's business. The European Union has recently adopted a directive addressing data privacy that may result in limitations on the collection and use of specific personal information regarding Internet users. In addition, Germany has imposed its own laws protecting data that can become personally identifiable through subsequent processing. Other countries may also enact limitations on the use of personal data.


     To date, these regulations have not materially restricted the use of the Company's products. However, legislation or regulations may in the future be adopted which may limit the Company's ability to target advertising or collect and use information in one or more countries, and growing public concerns about Internet privacy could encourage legislators and regulators and government agencies to adopt such laws and regulations. Any legislation, regulation or other legal action that limits the Company's ability to target advertising or collect and use information about Internet users could hinder the Company's ability to sell some of its products and could materially and adversely affect the Company's business.



     In addition, a number of laws and regulations have been and may be adopted covering issues such as pricing, acceptable content, taxation and quality of products and services on the Internet. Such legislation could dampen the growth in use of the Internet generally and decrease the acceptance of the Internet as a communications and commercial medium. In addition, due to the global nature of the Internet, it is possible that multiple federal, state or foreign jurisdictions might inconsistently regulate the Company's activities and our customers. Any of the foregoing developments could have a material adverse effect on the Company's business, financial condition and results of operations.


  The Company may have difficulty managing its expanding operations

     The Company has recently experienced a period of rapid growth. This growth has placed a significant strain on the Company's managerial, operational and financial resources. The Company's total revenue increased from $25,000 in the fiscal year ended July 31, 1997 to $2.2 million in the fiscal year ended July 31, 1998, to $16.0 million in the fiscal year ended July 31, 1999. The number of the Company's employees increased from 67 as of July 31, 1997 to 584 as of March 1, 2000. In addition, the Company's pending acquisitions of Adsmart and Flycast, if completed, will place a significant additional strain on the Company's resources. To accommodate this growth, the Company must implement new or upgraded operating and financial systems, procedures and controls throughout many different locations. The Company may not succeed in these efforts. Failure to expand and integrate these areas in an efficient manner could have a material adverse effect on the Company's business, financial condition and results of operations. If the Company continues to grow, the Company will need to recruit, train and retain a significant number of employees, particularly employees with technical, marketing and sales backgrounds. These individuals are in high demand. The Company may not be able to attract the staff it needs.

  The acceptance and effectiveness of Internet advertising is not yet fully established

     The Company's future success is dependent in part on an increase in the use of the Internet as an advertising medium. The Internet advertising market is new and rapidly evolving, and it cannot yet be compared with traditional advertising media to gauge its effectiveness. As a result, demand for and market acceptance of Internet advertising solutions are uncertain. In addition, there are software programs that limit

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or prevent advertising from being delivered to a user's computer. Web users'
widespread adoption of such software would significantly undermine the commercial viability of Internet advertising. If the market for Internet advertising fails to develop or develops more slowly than the Company expects, its business, financial condition and results of operations could be materially and adversely affected.

     There are currently no generally accepted standards for the measurement of the effectiveness of Internet advertising and standard measurements may need to be developed to support and promote Internet advertising as a significant advertising medium. The Company's advertising customers may challenge or refuse to accept the Company's or third-party measurements of advertisement delivery requests from the Web sites of Web publishers using the Company's solutions.

  The acceptance and effectiveness of the Internet as a medium for consumer transactions is not yet fully established

     The Company's future success is dependent in part on an increase in the use of the Internet for business transactions with consumers. The electronic commerce market is new and rapidly evolving and the extent of consumer acceptance of the Internet is uncertain. If a sufficiently broad base of consumers does not accept the use of the Internet for transacting business, the Company's business, financial condition and results of operations could be materially and adversely affected.

  The Company has many competitors and may not be able to compete effectively


     The markets for Internet advertising, user targeting and Web site assessment tools are intensely competitive. The Company competes directly with providers of profiling technology, such as Personify, and indirectly with applications that include more limited profiling capability integrated into their solutions, such as BroadVision and Vignette. DoubleClick, through its NetGravity subsidiary, which has a partnership with Aptex and MatchLogic, and businesses that offer cash or other incentives to users to voluntarily provide profile data have indicated their intent to compete in the global profiling solutions market. The Company also competes with companies such as DoubleClick, 24/7 Media and MatchLogic that have the ability to aggregate large quantities of customer behavior data across their networks.


     The primary competitors to the Company's advertising management software are systems provided by NetGravity, a subsidiary of DoubleClick, and Real Media. In the outsourced ad serving market, the Company competes with providers of ad serving services, including AdForce, which CMGI acquired in January 2000, and DoubleClick. In the advertising sales market, the Company's primary competitors are DoubleClick and 24/7 Media. The Company's traffic measurement and analysis services and software compete with software offered by Accrue, Andromedia, net.Genesis and WebTrends, and the Company's audit services compete with ABC Interactive, BPA and PricewaterhouseCoopers. The Company also encounters competition from a number of other sources, including content aggregation companies, companies operating advertising sales networks, advertising agencies and other companies that facilitate Internet advertising and electronic commerce.


     The principal competitors of the Flycast and Adsmart Networks are DoubleClick, 24/7 Media and ValueClick. The principal competitor of the AdKnowledge solution is DoubleClick's DART for Agencies product. In the ad serving product market, the primary competitors of the Company's Accipiter AdManager software are NetGravity, a subsidiary of DoubleClick, and Real Media. In the outsourced ad serving market, the Company's Accipiter AdBureau service competes with providers of ad serving services, such as those offered by Adforce and DoubleClick.


     Many of the Company's existing competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than the Company. Such competitors may also engage in more extensive research and development, undertake more far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to existing and potential employees, strategic partners, advertisers and Web publishers. The Company's competitors may develop products or services that are equal or superior to the Company's solutions or that achieve greater market acceptance than the Company's solutions. In addition,

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

current and potential competitors have established or may establish cooperative relationships among themselves or with third parties. Increased competition is likely to result in price reductions, reduced gross margins and loss of market share. The Company may not be able to compete successfully or competitive pressures may materially and adversely affect the Company's business, financial condition and results of operations.

     Companies doing business on the Internet, including the Company, must also compete with television, radio, cable and print media for a share of advertisers' total advertising budgets.

  The Company's systems may fail or experience slowdowns and the Company could lose key data used in its user profiles


     All of the Company's communications hardware and other data center operations are provided internally and through multiple hosting services firms on the East and West Coasts. Fire, floods, earthquakes, power loss, telecommunications failures, break-ins and similar events could damage these systems, including loss of data used to create the Company's user profiles. The Company's business, financial condition and results of operations could be materially and adversely affected if its systems were affected by any of these occurrences or if any data used in its Engage Knowledge database were lost. The Company's insurance policies may not adequately compensate the Company for any losses that may occur due to any failures or interruptions in the Company's systems or loss of data.



     The Company's future success depends in part on the efficient performance of its ad serving systems, as well as the efficient performance of the systems of third parties, such as its Internet service providers. An increase in the volume of advertising delivered through its servers could strain the capacity of the software or hardware that the Company has deployed, which could lead to slower response times or system failures and adversely affect the availability of advertisements, the number of advertising views received by advertisers and the Company's revenue. To the extent that the Company does not effectively address any capacity constraints or system failures, its customers may choose competing services and, as a result, the Company's business may be materially adversely affected.


  The Company may need additional financing which could be difficult to obtain

     The Company intends to grow its business rapidly and expects to incur significant operating losses for the foreseeable future. Therefore, the Company may require significant external financing in the future. Obtaining additional financing will be subject to a number of factors, including:

     - market conditions;

     - the Company's operating performance; and

     - investor sentiment, particularly for Internet-related companies.


     These factors may make the timing, amount, terms and conditions of additional financing unattractive for the Company. If the Company is unable to raise capital to fund its growth, the Company would not be able to execute its business plan and its business, financial condition and results of operations would be materially and adversely affected.


  Technological change may render the Company's products and services obsolete

     The Internet market is characterized by rapidly changing technology, evolving industry standards, frequent new product announcements and enhancements and changing customer demands. The introduction of new products and services embodying new technologies and the emergence of new industry standards can render existing products and services obsolete. The Company's success depends on its ability to adapt to rapidly changing technologies and to improve the performance, features and reliability of its services and products in response to changing customer and industry demands. Furthermore, the Company may experience difficulties that could delay or prevent the successful design, development, testing, introduction or marketing

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of services. New services or enhancements to existing services may not adequately meet the requirements of the Company's current and prospective customers or achieve any degree of significant market acceptance.

  The Company faces risks associated with its international operations and plans for expansion

     The Company has operations in a number of international markets. The Company intends to continue to expand the Company's international operations and international sales and marketing efforts. To date, the Company has limited experience in developing localized versions of its solutions and in marketing, selling and distributing its solutions internationally. The Company has established direct sales offices in the United Kingdom, Australia and Germany and a joint venture with Sumitomo to conduct operations in Japan. The Company intends to enter other international markets primarily by partnering with locally based third parties, including entering into joint ventures and distribution arrangements. The Company's success in such markets is directly dependent on the success of its business partners and their dedication of sufficient resources to the relationship.

     International operations are subject to other inherent risks, including:

     - compliance with the laws and regulations of different countries;

     - difficulties in enforcing contractual obligations and intellectual property rights in some countries;

     - difficulties and costs of staffing and managing foreign operations; and

     - fluctuations in currency exchange rates.

     These risks may materially and adversely affect the Company's business, results of operations and financial condition.

  The Company may not be successful in acquiring and integrating new technologies or businesses


     The Company has acquired three companies since its inception, has signed a definitive agreement to acquire Adsmart and Flycast, and intends in the future to continue to acquire or make investments in complementary businesses, products, services or technologies. The Company may not be successful in integrating and managing the operations of the businesses it has acquired or may acquire and, accordingly, may not realize the expected benefits from such businesses. The Company could have difficulty in assimilating acquired products, services or technologies into its operations. Difficulties that the Company may have in making modifications to Adsmart and Flycast products and services to allow them to use and work with Engage profiles and other applications of the Company soon after their respective acquisitions would adversely affect the Company's business plan and strategy. In addition, the Company may have difficulty marketing and selling all of its new products and services from its recent acquisitions in a timely and efficient manner. These difficulties could disrupt the Company's ongoing business, distract the Company's management and employees, increase the Company's expenses and adversely affect the Company's results of operations. If the Company does not successfully integrate any acquired business or if the benefits of any acquisition do not meet the expectations of financial or industry analysts, the market price of the Company's Common Stock may decline. The Company cannot assure you that it will be able to identify additional acquisition or investment candidates. Even if the Company does identify suitable candidates, the Company cannot assure you that it will be able to make such acquisitions or investments on commercially acceptable terms. Furthermore, the Company may incur debt or issue equity securities to pay for any future acquisitions. The issuance of equity securities could be dilutive to the Company's existing stockholders.



     The Company expects to incur substantial amortization of goodwill expense related to its acquisitions of AdKnowledge, and, when completed, of Adsmart and Flycast. If the benefits of the acquisitions do not exceed the costs associated with them, including any dilution to the Company's stockholders resulting from the issuance of shares in connection with the acquisitions, the Company's financial results and Common Stock price could be adversely affected.


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  The Company depends on the continued viability of the Internet infrastructure


     The Company's success depends upon the development and maintenance of a viable Internet infrastructure. The current Internet infrastructure may be unable to support an increased number of users. The timely development and acceptance of products such as high-speed modems and communications equipment will be necessary to continue reliable Web access. Furthermore, the Web has experienced outages and delays as a result of damage to portions of its infrastructure. Such outages and delays could adversely affect Web sites and the level of traffic on the Company's customers' sites. The effectiveness of the Web may decline due to delays in the development or adoption of new standards and protocols designed to support increased levels of activity. If such new infrastructure, standards or protocols are developed, the Company may be required to incur substantial expenditures to adapt its products to the new technologies.


  The Company's business may suffer if the Company cannot protect its intellectual property

     The Company's success and ability to compete are substantially dependent on its internally developed technologies and trademarks, which the Company seeks to protect through a combination of patent, copyright, trade secret and trademark law. The Company cannot assure that any of its patent applications or trademark registrations will be approved, or even if approved, would not be successfully challenged by others or invalidated. In addition, the Company cannot assure that it will be able to prevent misappropriation of its solutions or technologies, particularly in foreign countries where laws or law enforcement practices may not protect its proprietary rights as fully as in the United States.

     The Company's profiling technology collects and utilizes data derived from user activity on its customers' Web sites. This data is used for advertising and content targeting. Although the Company believes that it has the right to use such data and the compilation of such data in its database, the Company cannot assure that any trade secret, copyright or other protection will be available for such information. In addition, others may claim rights to such information.

  The Company's business will suffer if it is unable to retain key personnel

     The Company depends on the services of its senior management and key technical personnel. In particular, the Company's success depends on the continued efforts of the Company's Chief Executive Officer, Paul L. Schaut; the Company's Chief Operating Officer, David A. Fish; and the Company's Chief Technology Officer, Daniel J. Jaye, with whom the Company does not have employment agreements. The loss of the services of any key employee could have a material adverse effect on the Company's business, financial condition and results of operations.


  The Company will continue to rely on CMGI for various administrative services, and conflicts of interest could arise in the provision of such services


     CMGI and the Company have entered into a facilities and administrative support agreement under which CMGI will continue to make available space at its headquarters in Massachusetts and will provide various services to the Company, including tax and administration, computer and information systems, telecommunications, utilities and employee benefits administration. Under this agreement, CMGI has agreed to make available to the Company at least 28,000 square feet of space at its headquarters facilities in Andover, Massachusetts, subject to termination upon at least 12 months' notice by CMGI. The fees payable by the Company for the availability of space and other services are generally determined through an allocation of CMGI's costs based upon the proportion of the Company's employee headcount to the total headcount of CMGI and other CMGI-affliated companies located in the same facility or using the same services. The Company has not independently determined the market value for these services and may be paying more than fair market value for them if this allocation method does not fairly reflect the Company's use of these services or if CMGI were obtaining them at rates greater than their fair market value. This agreement may be amended by agreement of CMGI and the Company. It is possible that personnel of CMGI providing these services may encounter conflicts of interests such as demands on their time by CMGI that might detract from their level of availability or service to the Company. In addition, the Company's reliance on these services

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could result in higher costs than would be incurred if the Company's were to obtain such services from an unrelated third party.

  The Company's stock price is likely to be highly volatile

     The price at which the Company's common stock will trade has been and is likely to continue to be highly volatile and may fluctuate substantially due to a number of factors, including:

     - actual or anticipated fluctuations in the Company's results of operations;

     - changes in or the Company's failure to meet securities analysts' expectations;

     - technological innovations;

     - increased competition;

     - conditions and trends in the Internet and other technology industries;
       and

     - general market conditions.

     In addition, the stock market has from time to time experienced significant price and volume fluctuations that have affected the market prices for the securities of technology companies, particularly Internet companies. These broad market fluctuations may result in a material decline in the market price of the Company's common stock, regardless of its operating performance. In the past, following periods of volatility in the market price of a particular company's securities, securities class action litigation has often been brought against that company. The Company may become involved in this type of litigation in the future. Litigation is often expensive and diverts management's attention and resources, which could have a material adverse effect upon the Company's business, financial condition and results of operations.

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                             DESCRIPTION OF ADSMART

BUSINESS

  Overview

     Adsmart Corporation is a leading provider of full-service online advertising solutions. Adsmart is dedicated to providing advertisers and Web publishers with targeted, brand name Web sites in sought after Internet audience categories. The Adsmart Network is an on-line advertising network comprised of over 400 Web sites totaling over three billion monthly impressions. Adsmart provides advertisers with premium Web sites while generating a profitable advertising revenue stream for Web publishers.

     Adsmart's objective is to take the traditional proven methods of advertising, such as leveraging the power of a brand, and apply these methods directly to the interactive medium. Adsmart believes that premium brands can command higher cost per thousand ads, or CPMs, and Adsmart has built a network of high quality, brand name sites for selling successful advertising campaigns. Adsmart's knowledge of media and its focus on the importance of the brand enables Adsmart to offer targeted, customized advertising campaigns that are designed to reach the right buyers on the top branded Web sites.


     In March 1999, CMGI acquired 2Can Media, Inc. ("2Can"), an on-line internet advertising representation firm and immediately merged it with Adsmart. The acquisition was made to further increase both the size and quality of the Adsmart Network through the addition of more brand name Web sites.


  Products and Services

     Adsmart Network

     Adsmart has created key divisions and targeted categories designed to match the way that advertisers buy media. Adsmart's key divisions include Women, Sports, Business/Finance, Technology, Travel, Automotive, 18-34 and its Hispanic division, NetFuerza. Adsmart's top branded Web sites, including Fast Company, U.S. News Online and WWF are represented in these key divisions. These divisions provide advertisers a broad, highly popular set of Web sites from which to choose. Pricing is in accordance with the Web site's current rate card or by agreement with the Web site directly.


     Adsmart organizes and sells a certain amount of its Network ad inventory through its Targeted Audience Group (TAG) program. Through extensive research, Adsmart's media consultants examine how media buyers prefer to evaluate and purchase audiences and establish targeted audience groups that allow marketers to make specific, audience-based media buys. As of January 31, 2000, there were 25 TAGs, including adventure sports enthusiasts, business travelers, home owners/home buyers, and moms. Adsmart analyzes and audits the audiences of hundreds of Web sites and groups them with the categories according to demographics and lifestyles.



     In addition, all of the sites in Adsmart's Network are represented in Adsmart's media plus division. This division offers advertising placement across the entire Adsmart Network without specificity regarding individual Web sites. This division provides advertisers the demographics of a broad, general Internet audience for their online media advertisements.


     While advertisers benefit from these categories that directly meet their buying demands, advertisers are also able to make site specific media purchases, taking advantage of the premium brand names in the Adsmart Network and unique sponsorship campaigns, such as interactive games, microsites, contests and sponsorship of key events, developed by the Adsmart sales team. By structuring the network in this fashion, Adsmart is leveraging the benefits of a site-specific model while aggregating its brands into leading advertiser-specified targets.

     Consulting

     The Adsmart consulting group provides a complimentary service to Web sites within the Adsmart Network to help maximize page impressions and improve the Web sites' commercial viability. These Adsmart

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executives work one-on-one with the Web site to offer personalized strategic counseling on Web site development and appearance. Consultants provide Web sites advice on increasing page impressions and use of a Web site, and advice on establishing additional revenue opportunities. In addition, the Adsmart consulting group provides detailed research on the Web sites' competitive landscape and offers suggestions on making individual Web sites more advertiser-friendly.

     International


     Adsmart's NetFuerza, an Hispanic online advertising network with over 60 sites and 50 million monthly impressions, represents the most significant part of Adsmart's international outreach. Adsmart has also formed strategic alliances with advertising networks in Canada, Europe and Asia. These alliances enable Adsmart to sell advertisements on networks in these countries. In turn, these networks have the ability to place advertisements on Adsmart's network.


     Business-to-Business


     Adsmart offers marketers in the business to business e-commerce market the opportunity to advertise by vertical audience groups. This approach enables marketers to reach specific industry audiences, such as agriculture, hospitality, information technology, legal and small business services. In addition, Adsmart offers marketers the ability to reach a qualified general business audience by running campaigns across the business to business network. This network also enable marketers to run banner and text advertisements across multiple email newsletters with a single media buy.


  Sales, Marketing and Customer Service

     Adsmart sells its products and services primarily through its direct sales force. These employees are located at Adsmart's headquarters in Andover, Massachusetts and in New York, Chicago, Detroit, San Francisco and Los Angeles. To support its direct sales force, Adsmart has established an interactive marketing team as well as a business development team to help increase the services provided by Adsmart.

     The interactive marketing team brings together Adsmart's most seasoned sales group to focus on the top revenue-generating accounts in the network. This team will enable Adsmart to grow its business network-wide by assisting advertisers in the planning and design of their Web advertising campaigns. The business development team focuses its efforts on recruiting Web sites to join the Adsmart Network and maintaining Web site relationships.


     To promote the Adsmart brand, Adsmart markets its products and services to clients through direct marketing, print advertising, online advertising, trade show participation and other media events. Adsmart also markets its products and services on its Web site. In addition, Adsmart actively pursues a public relations program to promote the Adsmart brand and Adsmart's product offerings to potential advertising buyers and to potential members of the Adsmart Network. Adsmart's 10 largest customers accounted for 24.6% of its revenue for the six months ended January 31, 2000. No single customer accounted for more than 10% of Adsmart's revenue for the six months ended January 31, 2000.


  Competition

     The Internet advertising market is intensively competitive. Adsmart expects this competition to continue to increase as there are no substantial barriers to entry. Competition may also increase as a result of industry consolidation. Adsmart competes primarily on the basis of its network quality and its customer service and support efforts.

     Adsmart competes for online advertising revenues with large Web publishers and Web portals. In addition, Adsmart competes with traditional advertising media such as print, television and radio for a portion of advertisers' total advertising budgets. Adsmart also competes with advertising networks such as 24/7Media and DoubleClick.

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     Several companies offer competitive products or services through Web advertising networks. Adsmart's business may also compete with a greater number of Web sites that begin to sell inventory using their own internal sales force.

  Employees

     As of March 1, 2000, Adsmart had 123 employees, including 76 in sales, 12 in marketing and 35 in general and administrative functions. Adsmart believes that its continued success is dependent on attracting and retaining highly skilled employees.

     None of Adsmart's employees is subject to collective bargaining agreement. Adsmart believes that its relationship with its employees is good.

     Adsmart's principal executive offices are located in Andover, Massachusetts consisting of approximately 15,000 square feet of office space leased to Adsmart by CMGI.

  Legal Proceedings

     Adsmart is not a party to any material legal proceedings.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Some of the statements contained in this section are forward-looking and include statements about Adsmart's plans, objectives, expectations and intentions that are not historical facts. When used in this document, the words expects, anticipates, intends, plans, believes, seeks and estimates and similar expressions are generally intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this document. These forward-looking statements involve risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements.

     References to fiscal 1997, fiscal 1998 and fiscal 1999 mean the fiscal years ended July 31, 1997, 1998 and 1999, respectively.

  Overview

     Adsmart is a leading provider of comprehensive online advertising solutions for advertisers and Web publishers. Adsmart was incorporated as a wholly-owned subsidiary of CMGI. Adsmart has grown from eight employees as of August 1996 to 123 employees as of March 1, 2000.

     Adsmart was founded to develop and market technology for Internet advertising. From inception through July 1997, Adsmart was a development stage company devoting a majority of its resources to conducting research and development. Beginning in August 1997, Adsmart changed its focus and began to concentrate on the sale of advertising on Adsmart Network Web sites and on advertising management services provided to Web sites. Substantially all of Adsmart's revenue to date has been derived from online advertising sales within the Adsmart Network. In addition, Adsmart expects that it will continue to derive substantially all of its revenue from online advertising sales for the forseeable future. Adsmart offers advertising on the Adsmart Network to third party advertisers with pricing generally determined on a CPM basis.

     Revenue from the Adsmart Network is received from the advertiser that orders the advertisement. Adsmart typically pays the Web publisher (on whose Web site such advertisement is delivered) a service fee. Pricing of advertising is CPM-based and varies depending on whether the advertising is run across the network, across certain categories or on individual web sites. Advertisements are typically sold pursuant to short-term agreements that are subject to cancellation.

     Adsmart also sells sponsorships advertising, which involves a greater degree of integration among Adsmart, the advertiser and the Web sites on the Adsmart Network. Sponsorship advertising is typically priced based on the length of time that the sponsorship advertisement runs, rather than on a CPM basis. Advertising revenue is recognized in the period that advertisements are delivered and collectibility is probable.

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Sponsorship revenue is recognized ratably over the sponsorship term, typically three to six months. Adsmart pays each Web site in the Adsmart Network a percentage of the revenue generated by advertisements run on its Web site. The amount paid to the Web site is included in cost of revenues. Generally, Adsmart bills and collects for advertisements delivered on the Adsmart Network and assumes the risk of non-payment from advertisers.

     Adsmart expects the Adsmart Network will continue to account for a substantial portion of Adsmart's revenues for the foreseeable future. Adsmart's ten largest customers accounted for 26.4% and 24.6% of revenue for fiscal 1999 and the six months ended January 31, 2000, respectively. No single advertiser accounted for more than 10% or revenue for fiscal 1999 or the six months ended January 31, 2000.


     In March 1999, CMGI acquired 2Can, an online internet advertising representation firm, in exchange for 6.5% convertible promissory notes. In March 1999, 2Can was merged with Adsmart in exchange for $28.5 million of convertible debt to CMGI which is convertible into 6.85 million shares of Adsmart's Series B convertible preferred stock at the option of CMGI. Adsmart has reflected the acquisition of 2Can in its consolidated financial statements using the purchase method of accounting. The total purchase price of 2Can of $28.5 million included bridge notes receivable of $1.5 million.


     Adsmart has incurred significant losses since inception and, as of January 31, 2000, had an accumulated deficit of $40.6 million.

     Due to the limited operating history of Adsmart and the constantly changing nature of its business, Adsmart believes that period-to-period comparisons of its operating results are not meaningful and should not be relied upon as an indication of future performance. Adsmart plans to significantly increase its operating expenses to increase its sales and marketing operations, to continue to add quality sites to the Adsmart Network and to expand internationally. As a result of these factors, Adsmart expects to continue to incur significant losses on a quarterly and annual basis.

  Results of Operations

  Comparison of the Six Months Ended January 31, 1999 Compared to the Six Months Ended January 31, 2000

     Revenue

     Adsmart's revenue is derived primarily from the delivery of advertisements on the Web sites of Web publishers on the Adsmart Network. Revenue increased from $866,000 for the six months ended January 31, 1999 to $27.6 million for the six months ended January 31, 2000. This increase was primarily due to an increase in the number of advertisers purchasing advertisements on the Adsmart Network and to the acquisition of 2Can on March 11, 1999.

     Cost of Revenue

     Cost of revenue consists primarily of amounts Adsmart pays to Web publishers that are part of the Adsmart Network for advertisements delivered to their Web sites. The amount paid to the Web sites represents a percentage of the revenue generated by delivering advertisements. Cost of revenue also includes amounts paid to third parties for advertisement delivery services. Cost of revenue was $1.3 million for the six months ended July 31, 1999 and $25.9 million for the six months ended July 31, 2000. The increase in the cost of revenue was due to the related growth in advertising revenue and associated amounts paid to Web sites and an increase in expenses from third party advertisement delivery services.

     Operating Expenses

     Sales and Marketing. Sales and marketing expenses consist primarily of salaries, commissions, travel, advertising, trade show and marketing material expenses. Sales and marketing expenses increased from $994,000 for the six months ended January 31, 1999 to $9.7 million for the six months ended January 31, 2000. The increase was due primarily to the increase in sales personnel, commissions associated with the increase in revenue and costs related to the acquisition of 2Can. The increase also resulted from continued

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development and implementation of Adsmart's marketing and branding campaigns.
Adsmart expects sales and marketing expenses to increase in future periods as a result of hiring of additional personnel to expand into new markets and to continue to promote the Adsmart brand and advertising solutions.

     General and Administrative. General and administrative expenses consist primarily of compensation and professional service fees and related supplies and materials. General and administrative expenses increased from $156,000 for the six months ended January 31, 1999 to $2.1 million for the six months ended January 31, 2000. The increase was primarily due to increased compensation and supplies and materials as a result of the increased headcount from the acquisition of 2Can. Adsmart expects general and administrative expenses to increase in future periods as it incurs additional costs related to the growth of its business and operations, including the hiring of additional personnel, but to decrease as a percentage of revenue.

     Interest Expense. Interest expense consists of interest payable on debt to CMGI. Interest expense increased from $192,000 for the six months ended January 31, 1999 to $830,000 for the six months ended January 31, 2000, as a result of an increase in outstanding debt. Adsmart had no interest income for the six months ended January 31, 1999 and 2000.

  Comparison of Fiscal Years Ended July 31, 1997, 1998 and 1999.

     Revenue

     Adsmart's revenue increased from $15,000 in fiscal 1997 to $354,000 in fiscal 1998 and $11.1 million in fiscal 1999. The increase in revenue from fiscal 1997 to fiscal 1998 resulted primarily from an increase in the number of advertisers purchasing advertisements on the Adsmart Network. The increase in revenue from fiscal 1998 to fiscal 1999 was primarily due to an increase in online advertising sales resulting from the acquisition of 2Can in March 1999, and was also due to an increase in the number of advertisers purchasing advertisements on the Adsmart Network.

     Cost of Revenue

     Cost of revenue increased from $939,000 in fiscal 1997 to $2.5 million in fiscal 1998 and $14.8 million in fiscal 1999. Cost of revenue exceeded revenue in all periods mainly due to the impact of guaranteed CPM rates negotiated with certain Web sites. As CPM rates being paid by advertisers increase, cost of revenue will continue to decrease as the effect of the guaranteed CPM rates becomes minimal. In 1999, Adsmart both acquired and entered into certain contracts with Web sites in which it has guaranteed that the Web site's inventory will be sold for a minimum CPM. To the extent Adsmart cannot sell the related inventory or cannot sell such inventory for an amount greater than the minimum guarantee, Adsmart incurs a loss under the contract. During 1999, Adsmart accrued $3.0 million for possible losses related to such contracts. Approximately $1.1 million of the accrual related to contracts acquired from 2Can while approximately $1.9 million of the accrual related to contracts entered into by Adsmart during 1999 and was included in cost of revenue.

     Operating Expenses

     Sales and Marketing. Sales and marketing expenses increased from $1.7 million in fiscal 1997 to $2.3 million in fiscal 1998 and $6.6 million in fiscal 1999. The increases in each period resulted from of significant growth in Adsmart's sales force during these periods, as well as increased advertising and marketing expenditures incurred to promote the Adsmart brand and the Adsmart Network.

     Research and Development. Research and development expenses include contract consulting fees, salaries and associated operating expenses for in-house research and development activities. Research and development expenses decreased from $1.4 million in fiscal 1997 to $961,000 in fiscal 1998. The decrease in fiscal 1998 was due to the decision by management to move away from developing advertising delivery technology and begin to concentrate on the sale of online advertising solutions. In fiscal 1999, research and development expenses were $0 as Adsmart ceased all development of advertising delivery technology.

     General and Administrative. General and administrative expenses increased from $658,000 in fiscal 1997 to $1.1 million in fiscal 1998 and $1.1 million in fiscal 1999. The increase resulted from increased payroll and related costs, as well as increases in facilities costs required to support growing operations.

     Additionally, in January 1998, Adsmart made the decision to no longer pursue the development of certain advertising technology. As a result of this decision, certain equipment became idle. Adsmart accrued

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approximately $626,000 in July 1998 related to the present value of the future minimum lease payments, less any amounts recoverable from the sale of the equipment, under these leases. Adsmart also recorded a write-down of fixed assets of approximately $338,000 during fiscal 1998 related to the idle equipment owned by Adsmart.

  Amortization of Goodwill

     Adsmart recorded approximately $34.5 million of goodwill related to the purchase of 2Can and is amortizing this goodwill on a straight-line basis over five years. Amortization of goodwill resulting from the acquisition of 2Can was $2.6 million for the period from March 11, 1999 through July 31, 1999, and $3.5 million for the six months ended January 31, 2000.


     Interest Expense. Interest expense increased from $0 in fiscal 1997 to $95,000 in fiscal 1998 and $575,000 in fiscal 1999. In the second half of fiscal 1998, Adsmart entered into an arrangement with CMGI which requires Adsmart to accrue interest on intercompany debt at a rate of 7% per annum. Adsmart had no interest income in fiscal 1998 and fiscal 1999.


  Liquidity and Capital Resources

     Since inception, Adsmart's operations have been funded by CMGI.

     Net cash used in operating activities amounted to $4.0 million, $5.8 million, $10.7 million and $21.6 million for fiscal 1997, 1998, 1999 and the six-month period ended January 31, 2000, respectively. The increase in cash used in operations has primarily resulted from increases in net operating losses and accounts receivable and accounts payable (including related parties), which are partially offset by non-cash depreciation and amortization charges included in the applicable net loss and increases in the accounts payable and accrued expenses.

     Net cash used in investing activities amounted to $364,000, $186,000 and $80,000 during fiscal 1997 and 1998 and the six-month period ended January 31, 2000, respectively. In 1998, the Company had cash provided from investing activities of $313,000 due principally to the net cash acquired from acquisitions. Cash used in investing activities was primarily related to purchases of property and equipment required to support the growth of the business.

     Net cash provided by financing activities amounted to $4.4 million, $6.0 million, $10.3 million, and $21.7 million for fiscal 1997, 1998, 1999 and the six-month period ended January 31, 2000, respectively. Cash provided for financing activities included funds advanced from CMGI to fund Admart's operations.

     CMGI has historically funded Adsmart's operations as needed. Customer and other receipts have been remitted to CMGI and have been applied to reduce Adsmart's obligations to CMGI. Adsmart has issued a secured convertible demand note to CMGI in exchange for the cancellation of all outstanding intercompany debt incurred by it to CMGI prior to February 1, 1998. Intercompany debt accrues interest at a rate of 7% per year, compounded monthly.

     Adsmart has experienced a substantial increase in its expenditures since inception consistent with its growth in operations and staffing. Adsmart anticipates that expenditures will continue to increase for at least three years as it accelerates the growth of its business. Additionally, Adsmart will continue to evaluate investment opportunities in businesses that management believes will complement its market strategies.

  Year 2000 Compliance

     Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21(st) century dates from 20(th) century dates. As a result, many companies' software and computer systems may need to be upgraded or replaced in order to comply with these "Year 2000" requirements or risk system failure or miscalculations causing disruptions of normal business activities. Adsmart has not experienced any material Year 2000 problems or disruptions.

  State of Readiness

     Adsmart completed its assessment of the Year 2000 readiness of its operating, financial and administrative systems, including the hardware and software that support Adsmart's systems.

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  Costs

     At January 31, 2000, Adsmart has spent approximately $200,000 on Year 2000 compliance issues and does not expect to incur any significant additional expenses in connection with identifying, evaluating and addressing any future Year 2000 compliance issues. Most of Adsmart's expenses were related to the operating costs associated with time spent by employees in the evaluation process and Year 2000 compliance matters and the costs to replace non-compliant equipment.

  Risks

     Adsmart is not currently aware of any Year 2000 compliance problems relating to its systems that would have a material adverse effect on its business, financial condition and results of operations, without taking into account Adsmart's efforts to avoid or fix such problems. There can be no assurance that Adsmart will not discover Year 2000 compliance problems in its systems that will require substantial revision. In addition, there can be no assurance that third-party software, hardware or services incorporated into Adsmart's material systems will not need to be revised or replaced, all of which could be time-consuming and expensive. The failure of Adsmart to fix or replace its internally developed proprietary software or third-party software, hardware or services on a timely basis could result in lost revenue, increased operating costs, the loss of customers and other business interruptions, any of which could have a material adverse effect on Adsmart's business, financial condition and results of operations.

     Adsmart is heavily dependent on AdForce, a major third party vendor and affiliate, to provide outsourced ad serving services. A significant Year 2000 related disruption of the outsourced ad serving services that AdForce provides to Adsmart could cause customers to consider canceling services with Adsmart which in turn could materially and adversely affect Adsmart's business, financial condition and results of operations.

     To date, Adsmart has not experienced any significant Year 2000 disruptions and estimated Year 2000 expenses approximated the actual costs incurred. Adsmart does not expect to incur significant additional expenses related to the Year 2000 issue. Adsmart continues to monitor its systems for Year 2000 issues but is not currently aware of any material Year 2000 problems.

  Recent Accounting Principles

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AcSEC"), issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98-1 requires the capitalization of certain internal costs related to the implementation of computer software obtained for internal use. Adsmart adopted this standard in August 1999, and the adoption of SOP 98-1 did not have a material impact on its financial position or its results of operations.

     In April 1998, the AcSEC issued Statement of Position 98-5, "Reporting Costs of Start-Up Activities" ("SOP 98-5"). Under SOP 98-5, the cost of start-up activities should be expensed as incurred. Start-up activities are broadly defined as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer, commencing some new operation or organizing a new entity. Adsmart adopted SOP 98-5 in August 1999. The adoption of SOP 98-5 did not have a material impact on its financial position or results of operations.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB No. 101"), Revenue Recognition in Financial Statements. SAB No. 101 summarizes certain of the staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. Management believes that the Company has complied with the provisions of SAB No. 101.

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                             DESCRIPTION OF FLYCAST

BUSINESS

  Overview

     Flycast Communications Corporation is a leading provider of Web-based direct response advertising solutions to advertisers. Flycast works closely with advertisers to maximize the value of their advertising campaigns on the Web. Flycast's advertiser customers are primarily companies selling goods and services over the Internet, direct marketing agencies, or other advertisers who are interested in driving the Web user towards specific actions. Those actions include clicking on advertisements, registering their names or other information, or buying products. Flycast offers its customers direct response solutions that include widespread placement of advertisements over the Web, prices that minimize their cost per action and continuous improvement and optimization of their advertising campaign through the application of technology and through the services of its trained staff.

  The Flycast Network

     Flycast delivers Web-based advertising solutions designed to maximize the return on investment ("ROI") for response-oriented advertisers, direct marketers and e-commerce companies. Flycast provides these solutions through a large network of Web sites, proprietary technology and responsive customer service. By combining unsold advertising inventory from the over 3,000 Web sites comprising the Flycast Network, Flycast offers advertisers a large audience of Web users and high-quality advertising space at favorable prices. These Web sites include both small Web sites and large, premium Web sites. Additionally, by selling advertising space on an unnamed basis, Flycast creates a supplemental and incremental revenue opportunity for Web sites that does not conflict with their other sales efforts, including large, premium Web sites with direct sales forces. Flycast's AdExchange (AdEx) system, a proprietary automated advertising management platform, analyzes response rates across the network. Flycast's customer service staff translates real-time feedback regarding advertising effectiveness into further optimization for the advertiser.

     Products and Services

     The Flycast Network. The Flycast Network offers a comprehensive system for planning, buying, selling, managing, evaluating and administering Web advertising. To fulfill the needs of response-oriented advertisers, the Flycast Network aggregates advertising inventory from Web sites that meet minimum size and quality requirements. Many small and medium-size Web sites that are unable to support their own sales forces list all of their inventory with Flycast. Other Web sites that maintain either a direct or outsourced sales force, but that are unable to sell all of their inventory, list the unsold portion on the Flycast Network. When a Web site joins the Flycast Network, Flycast makes no guarantees with respect to revenue, cost per thousand or impressions sold. Web sites are free to leave the Flycast Network at any time. Flycast pays each Web site on the Flycast Network a percentage of the revenue generated by delivering advertisements on their Web sites. The Flycast Network currently consists of over 3,000 Web sites.

     Flycast designed its AdEx technology platform to deliver ROI-oriented advertising solutions to advertisers. AdEx receives orders from advertisers and matches them with the appropriate advertising space available on the Flycast Network. Each time a Web user visits a Flycast Network Web site, a signal is sent to the AdEx system. This signal contains information on the type of advertising space represented. The system then selects the appropriate advertisement and serves it to the Web site, concluding a process that typically takes less than one second.

     Through comprehensive performance reports generated by AdEx, advertisers can track the progress of their advertising campaigns via online reports. In addition, Flycast's media consultants monitor the progress of each advertising campaign relative to the performance goals set by the advertiser.

     Advertising space on the Flycast Network is sold directly to advertisers and agencies as one of four media products: Run of Network, Run of Category, Category Select or Site Select. Flycast sales representatives work

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with advertisers to select the appropriate media product based on the advertisers' requirements for the amount and timing of impressions, and desired response rates. The following is a more detailed description of the four media products.

     Run of Network: Run of Network offers advertising placements across the entire Flycast Network without specificity regarding individual Web sites. This product provides the greatest overall reach for advertisers at the lowest-cost per thousand impressions.

     Run of Category: Flycast Network sites are categorized into 25 affinity categories based on nature of content, such as sports and outdoors, entertainment, and news and information. Run of Category allows the advertiser to select one or more specific content types within which to run its advertising, at a higher cost than Run of Network, but without specificity regarding individual Web sites.

     Category Select: Category Select allows an advertiser to define a set of Websites as a unique category in which its advertising is to be run, without allocating a specific number of impressions to individual Web sites. Flycast's rates for Category Select vary based on the number of Web sites and impressions.

     Site Select: Flycast offers advertisers the ability to allocate the number of impressions on specifically designated individual Web sites. Pricing is in accordance with the Web site's current rate card, or by agreement with the Web site directly. Flycast does not discount the named individual Web site's advertising space or sell at rates that conflict with those published by the Web site.

     Substantially all advertisers purchase the Run of Network media product. Actual base rates for each media product may vary depending on the length of contract and number of impressions purchased. In addition to the base rates charged for each media product, Flycast charges, on a cost per thousand basis, for special targeting or advertising format requirements.

  Flycast Local Market/Value Added Reseller Division

     In addition to direct sales of advertising space, Flycast also packages and sells impressions on a wholesale basis to value added resellers. To develop this channel, Flycast recently initiated relationships with BellSouth Corporation, SBC Communications Inc., US WEST, R.H. Donnelley and British Telecom. Under these agreements, Flycast will deliver local Web advertising inventory to the BellSouth, SBC, US WEST, R.H. Donnelley and British Telecom sales forces for resale to local advertisers.

     Flycast has also developed a suite of tools and services to support value added resellers with a turnkey offering. In addition to supplying geo-targeted advertising inventory for resale in accordance with the value added reseller's specifications, Flycast supplies customized, co-branded applications, performance reporting, billing services and training and sales support.

     eDispatch

     Flycast eDispatch is a suite of email marketing products and services designed to provide customer acquisition, list management and customer retention programs. In August 1999, Flycast announced the commercial launch of its first eDispatch service, the Flycast eDispatch Newsletter Network, which provides an open, broad-reaching opportunity for online marketers to leverage the advertising power of email newsletters. The Newsletter Network provides a one-stop option for advertisers to run banner and text advertisements across multiple newsletters with a single media buy. Flycast works with all publishers, regardless of their email platform, to provide open access to the Newsletter Network.

     CPCNet

     In December 1999, Flycast introduced Flycast CPCnet, a new cost-per-click advertising network. Flycast CPCnet meets the needs of both advertisers and publishers who prefer to operate within a pay-for-performance environment. For advertisers, who are interested in cost-per-click campaigns as part of their online media strategy, Flycast CPCnet provides an entirely new vehicle for online direct marketing. For

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publishers, Flycast CPCnet allows small web sites to join a web advertising network, create new revenue streams and reach new advertisers.

     Valet

     In November 1999, Flycast launched its comprehensive e-commerce offering called Valet, which is targeted to Web sites in the Flycast Network. Valet offers sites the ability to link to an online shopping area. Valet enables the Web sites in the Flycast Network to integrate search capabilities into their sites, allowing consumers to search the Web for a wide range of information about products and services made available through Valet.

  International

     In October 1999, Flycast launched its European operations, which are designed to meet the growing demand for response based web advertising solutions in Europe's largest media markets, including Germany, Scandinavia and the United Kingdom. Flycast opened offices in Germany, Sweden and the United Kingdom to facilitate Flycast's expansion in key European markets. Initially, Flycast will offer direct marketers based in Europe the ability to advertise across the entire Flycast Network, as well as the ability to geo-target on specific European Web sites only.

  Technology and Operations

     Flycast's proprietary AdEx technology platform is a complete suite of agent based solutions that enables real-time advertising delivery and management. The key applications that utilize the AdEx platform are:

     AdAgent, a Java-based client interface that allows buyers to plan, execute and manage advertising purchases.

     AdReporter, a Web-based tool that provides media buyers real-time reports on their purchases.

     ValueTrak, a program that provides e-commerce advertisers the ability to track viewers beyond a click to a transaction on an e-commerce Web site to measure viewer responses, including registrations, units downloaded or products purchased.

     SiteRegistry, a tool that allows affiliated Web sites to control the pages they provide to Flycast and to create instant online information packages about Flycast and its advertising opportunities that are then made available to advertisers.

     SiteReporter, a tool that allows affiliated Web sites to monitor the performance of advertising campaigns on their sites and to track the revenue they have earned through the Flycast Network.

     AdEx is designed to be scaleable through a segmented and redundant, distributed processing architecture. Flycast's modular and open architecture allows it to interface with third-party ad servers, as well as providers of proprietary media formats. Separate sub-systems that utilize Oracle databases support real-time, agent-based tools, including media planning, media buying, tracking, reporting, auditing and billing. These applications are based on a three-tiered architecture that allows the rapid development of new applications and interfaces.

  Sales, Marketing and Customer Service

     Flycast sells its products and services primarily through its direct sales force and also sells impressions on a wholesale basis to selected value added reseller partners. Flycast's direct sales organization, which included 44 salespeople as of March 1, 2000, mainly targets larger advertisers and agencies. These employees are located at Flycast's headquarters in San Francisco and in 11 states. To support its direct sales force, Flycast has established a media consulting group as well as a site network services group to help increase the effectiveness and ease-of-use of Flycast's services. The media consulting group's goals are to maintain advertiser relationships, achieve optimal advertising results and maximize current and future media revenue

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streams. The site network services group reviews Web sites that apply to be included in the Flycast Network, recruits new Web sites, maintains Web site relationships and provides general Web site technical support.

     To support its direct sales efforts and to promote the Flycast brand, Flycast markets its products and services to clients via direct marketing, print advertising, online advertising, Flycast's Web site, trade show participation and other media events. In addition, Flycast actively pursues a public relations program to promote the Flycast brand and Flycast's products and services to potential advertising buyers and potential members of the Flycast Network. Flycast's ten largest customers accounted for 29% of its revenue for the year ended December 31, 1999. No single customer accounted for more than 10% of Flycast's revenue for the year ended December 31, 1999.

  Competition

     The Internet advertising market is intensely competitive. Flycast expects this competition to continue to increase because there are no substantial barriers to entry. Competition may also increase as a result of industry consolidation. Flycast believes that its ability to compete depends upon many factors both within and beyond its control, including the following:

          - the timing and market acceptance of new solutions and enhancements to its existing solutions developed by Flycast or its competitors;

          - customer service and support efforts;

          - sales and marketing efforts;

          - Flycast's ability, relative to its competitors, to scale its technology as customer needs grow; and

          - the ease of use, performance, price and reliability of solutions developed by either Flycast or its competitors.

     Competition among current and future suppliers of Internet navigational and informational services, high-traffic Web sites and Internet service providers, as well as competition with other media for advertising placements, could result in significant price competition and reductions in advertising revenues.

     As Flycast expands the scope of its Web services, it may compete with a greater number of Web sites and other media companies across a wide range of different Web services, including in vertical markets where competitors may have advantages in expertise, brand recognition and other factors. Several companies offer competitive products or services through Web advertising networks, including DoubleClick and 24/7 Media. Flycast's business may also encounter competition from providers of advertising inventory management products and related services, including NetGravity (now part of DoubleClick). In addition, Flycast may compete with a number of content aggregation companies, advertising agencies and other companies that facilitate Web advertising.

  Employees

     As of March 1, 2000, Flycast had 232 employees, including 137 in sales, 21 in marketing, 50 in research and development and 24 in general and administrative functions. Flycast is not subject to any collective bargaining agreements and believes that its employee relations are good.

  Legal Proceedings

     Flycast is not a party to any material legal proceedings.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Some of the statements contained in this section are forward-looking and include statements about Flycast's plans, objectives, expectations and intentions that are not historical facts. When used in this document, the words expects, anticipates, intends, plans, believes, seeks and estimates and similar expressions are generally intended to identify forward-looking statements. You should not place undue reliance on these

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forward-looking statements, which apply only as of the date of this document.
These forward-looking statements involve risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements.

     References to fiscal 1997, fiscal 1998 and fiscal 1999 mean the fiscal years ended December 31, 1997, 1998 and 1999, respectively.

  Overview

     Flycast delivers Web-based advertising solutions designed to maximize the ROI for response-oriented advertisers, direct marketers and electronic commerce companies. By combining unsold advertising space from over 3,000 Web sites, the Flycast Network offers advertisers a large audience of Web users and high-quality advertising space at favorable prices. Additionally, by selling advertising space on an unnamed basis, Flycast creates a supplemental revenue opportunity for Web sites that does not conflict with their other sales efforts.

     On May 4, 1999, Flycast completed an initial public offering of 3,000,000 shares of common stock at a price of $25.00 per share. In addition, on June 4, 1999, Flycast sold an additional 200,000 shares under the underwriters' over-allotment option. The net proceeds of approximately $73.0 million from the initial public offering were added to Flycast's working capital. Pending use of the net proceeds, Flycast has invested such funds in short-term, interest bearing investment grade obligations.

     On August 30, 1999, Flycast completed a merger with InterStep, Inc., a Massachusetts corporation which commenced operations in 1995. Flycast has accounted for this transaction as a pooling-of-interests and, accordingly, the consolidated financial statements of Flycast for all periods presented have been restated to include the accounts of InterStep.

     On January 13, 2000, Flycast was acquired by CMGI, Inc. in a stock-for-stock merger. Under the terms of the agreement, CMGI issued 0.9476 shares of CMGI common stock (after giving effect to the CMGI two-for-one stock split effected in January 2000) for every Flycast share held on the closing date.

     Flycast commenced operations in April 1996 as a California corporation. From April 1996 through May 1997, Flycast's operating activities related primarily to developing its AdEx technology and the Flycast Network, identifying markets and recruiting personnel.

     Revenue from advertisements delivered on the Flycast Network began in the second quarter of 1997. Flycast generates revenue by delivering advertisements to Web sites in the Flycast Network. Pricing of advertising is generally based on cost per advertising impression and varies depending on whether the advertising is run across the network, across specific categories or on individual Web sites. Flycast sells its services through its sales and marketing staff located in San Francisco, Atlanta, Boston, Boulder, Chicago, Dallas Detroit, Los Angeles, New York, Philadelphia, Sarasota, Seattle and Fairfax, Virginia. The advertisements Flycast delivers are typically sold under short-term agreements that are subject to cancellation. Advertising revenue is recognized in the period that advertisements are delivered. Flycast pays each Web site in the Flycast Network an agreed upon percentage of the revenue generated by advertisements run on its site. That amount is included in cost of revenue. Generally, Flycast bills and collect for advertisements delivered on the Flycast Network and assumes the risk of non-payment from advertisers.

     Flycast expects to generate most of its revenue for the foreseeable future from advertisements delivered to Web sites on the Flycast Network. Flycast's ten largest customers accounted for 29% of its revenue for the year ended December 31, 1999. No single customer accounted for more than 10% of Flycast's revenue and no Web site contributed more than 5% of Flycast's advertising views served, as measured based on the fees Flycast paid to Web sites, during the year ended December 31, 1999.

     Flycast has entered into value added reseller relationships with BellSouth, SBC Communications and US WEST. Under these agreements, Flycast will deliver local Web advertising inventory to BellSouth's, SBC's and US WEST's sales forces that they, in turn, will offer to local advertisers. To date, these agreements

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have not accounted for a material percentage of revenue. However, Flycast anticipates that revenue from these agreements will account for an increasing percentage of its revenue in the future.

     Flycast has incurred significant losses since inception and, as of December 31, 1999, had an accumulated deficit of $39.5 million. In addition, Flycast has recorded stock-based compensation, which represents the difference between the exercise price and the fair market value of its common stock issuable upon the exercise of stock options granted to employees. Stock-based compensation of $1.6 million was amortized during fiscal 1999. Stock-based compensation of $1.3 million will be amortized over the remaining vesting periods of the related options.

     In light of the rapidly evolving nature of Flycast's business and Flycast's limited operating history, Flycast believes that period-to-period comparisons of its operating results are not meaningful and that the results for any period should not be relied upon as an indication of future performance. Flycast currently expects to increase significantly its operating expenses in order to expand its sales and marketing operations, including its reseller network, to enhance its AdEx technology platform and to expand internationally. As a result of these factors, Flycast expects to incur significant losses on a quarterly and annual basis for the foreseeable future.

     On August 30, 1999, Flycast completed the acquisition of InterStep, Inc. by issuing 480,337 shares of its common stock for all of the outstanding shares of InterStep. Of the 480,337 shares of Flycast common stock, 47,558 shares are held by an escrow agent to serve as security for the indemnity provided by some of the stockholders of InterStep. The information presented in this document reflects the combination of Flycast and InterStep using the pooling-of-interests method of accounting for a business combination.


     On September 30, 1999, Flycast announced the signing of a definitive agreement to be acquired by CMGI in a stock-for-stock merger. Under the terms of the agreement, CMGI would issue 0.9476 CMGI shares for every Flycast share held on the closing date of the transaction. The transaction closed on January 13, 2000.


  Results of Operations

     The following table sets forth statements of operations data for the periods indicated as a percentage of revenue. This information should be read in conjunction with Flycast's financial statements and related notes included elsewhere in this proxy statement:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                              1997     1998     1999
                                                              -----    -----    -----
Revenue.....................................................   100%     100%     100%
Cost of revenue.............................................    64       66       70
          Gross profit......................................    36       34       30
  Sales and marketing.......................................   149       56       45
  Research and development..................................   158       32       18
  General and administration................................    86       24       21
  Stock-based compensation..................................    --       13        3
                                                              ----      ---      ---
          Total operating expenses..........................   393      125       87
                                                              ----      ---      ---
Operating loss..............................................  (357)     (91)     (57)
Interest income (expense), net..............................    (1)      (4)       2
                                                              ----      ---      ---
Net loss....................................................  (358)%    (95)%    (55)%
                                                              ====      ===      ===

  Years Ended December 31, 1997, 1998 and 1999

     Revenue. For the year ended December 31, 1999 revenues increased to $46.2 million from $9.3 million for the year ended December 31, 1998. For the year ended December 31, 1997, revenue was $934,000. This increase was primarily due to an increase in the number of advertisers purchasing advertisements on the Flycast Network.

     Cost of Revenue. For the year ended December 31, 1999, cost of revenues increased to $32.1 million from $6.1 million for the year ended December 31, 1998. For the year ended December 31, 1997, cost of revenue were $600,000. The increase in cost of revenues was due to the related growth in advertising revenue and associated amounts paid to Web sites, increased expenses from third-party Internet service providers and increased depreciation expenses.

     Sales and Marketing. For the period ended December 31, 1999, sales and marketing expenses increased to $21.0 million or 45% of revenue from $5.2 million, or 56% of revenue, for the year ended December 31, 1998. For the year ended December 31, 1997, sales and marketing expenses were $1.4 million, or 149% of revenue. The increase in absolute dollars was due primarily to the increase in sales personnel and costs related to the continued development and implementation of Flycast's marketing campaigns.

     Research and Development. For the period ended December 31, 1999, research and development expenses increased to $8.1 million or 18% of revenue from $3.0 million, or 32% of revenue, for the year ended December 31, 1998. For the year ended December 31, 1997, research and development expenses were $1.5 million, or 158% of revenue. The increase in absolute dollars was due primarily due to increased personnel expenses.

     General and Administrative. For the period ended December 31, 1999, general and administrative expenses increased to $9.7 million or 21% of revenue from $2.2 million, or 24% of revenue, for the year ended December 31, 1998. For the year ended December 31, 1997, general and administrative expenses were $807,000, or 86% of revenue. The increase in absolute dollars was mainly due to additional administrative and overhead expenses consistent with the growth of the company.

     Stock-Based Compensation. Stock-based compensation of $1.6 million and $1.2 million was amortized during the year ended December 31, 1999 and 1998, respectively.

     Interest Income (Expense), Net. Interest income (expense), net consists of interest paid on capital lease and debt obligations, offset in part by interest earnings on Flycast's cash, cash equivalents and investments. Interest expense was $102,000 in 1997, $510,000 in 1998 and $871,000 in 1999. Interest income was
$95,000 in 1997, $98,000 in 1998 and $1.9 million in 1999.

     Income Taxes. No income tax benefits have been recorded for any of the periods presented. At December 31, 1999, Flycast had approximately $44.2 million and $22.0 million, respectively of federal and state net operating loss carryforwards available to offset future taxable income; these carryforwards begin to expire in 2011 for federal purposes and 2004 for state income tax purposes. The Company also has federal and state research and development tax credit carryforwards of $77,000 and $58,000, respectively, which will begin to expire in 2011. The California research and development credits may be carried forward indefinitely until utilized. Code Sections 382 and 383 and similar California rules place a limitation on the amount of taxable income which can be offset by NOL carryforwards after a change in control (generally greater than 50% change in ownership). Due to these provisions, utilization of the NOL and tax credit carryforwards may be limited.

  Liquidity and Capital Resources

     Prior to the acquisition of Flycast by CMGI, Flycast financed its operations primarily through the private placement of equity and convertible debt securities, borrowings from a related party and others and its initial public offering. As of December 31, 1999, Flycast had raised approximately $100.8 million from the issuance of common and preferred stock. As of December 31, 1999, Flycast had $10.0 million of cash and cash equivalents and $46.2 million in short-term investments and had borrowings of $5.6 million under credit and capital lease facilities.

     Net cash used in operating activities was $3.2 million for the year ended December 31, 1997, $7.3 million for the year ended December 31, 1998 and $25.9 million for the year ended December 31, 1999. Cash used in operating activities resulted from net losses and increases in accounts receivable, which were partially offset by increases in accounts payable and accrued liabilities.

     Net cash used in investing activities was $569,000 for the year ended December 31, 1997, $311,000 for the year ended December 31, 1998 and $57.1 million for the year ended December 31, 1999. Cash used in investing activities was related to purchases of property and equipment and short-term investments during 1997 and 1998. In 1999, cash used in investing activities was primarily related to the investment of initial public offering proceeds.

     Net cash provided by financing activities was $7.3 million for the year ended December 31, 1997, $9.2 million for the year ended December 31, 1998 and $87.6 million for the year ended December 31, 1999. Cash provided by financing activities, during 1997 and 1998, resulted from sales of preferred stock and the proceeds from long-term debt. In 1999, cash provided by financing activities resulted from proceeds from the sale of preferred stock and the sale of common stock in Flycast's initial public offering.

     While Flycast does not have any material commitments for capital expenditures, Flycast anticipates that it will experience an increase in its capital expenditures consistent with its anticipated growth in operations, infrastructure and personnel. Flycast currently anticipates that it will continue to experience significant growth in its operating expenses for the foreseeable future and that its operating expenses will be a material use of its cash resources. Flycast believes that its existing cash, cash equivalents and short-term investments will be sufficient to meet its anticipated cash needs for working capital, repayment of debt and capital expenditure for at least the next twelve months.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgement on such matters.

     The Board of Directors hopes that stockholders will attend the Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares at the Meeting even though they have sent in their proxies.

               PROPOSALS OF STOCKHOLDERS FOR 2000 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the Company's 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 100 Brickstone Square, Andover, Massachusetts 01810, no later than July 22, 2000. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

     If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than July 22, 2000. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By order of the Board of Directors,

                                          /s/ Michael K. Baker
                                          Michael K. Baker, Secretary
April 7, 2000

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              -----
ENGAGE TECHNOLOGIES, INC.
Independent Auditors' Report................................    F-4
Consolidated Balance Sheets as of July 31, 1998 and 1999 and
  January 31, 2000 (unaudited)..............................    F-5
Consolidated Statements of Operations for the three years
  ended July 31, 1999 and for the six months ended January
  31, 1999 and 2000 (unaudited).............................    F-6
Consolidated Statements of Changes in Stockholders' Equity
  (Deficit) for the three years ended July 31, 1999 and for
  the six months ended January 31, 2000 (unaudited).........    F-7
Consolidated Statements of Cash Flows for the three years
  ended July 31, 1999 and for the six months ended January
  31, 1999 and 2000 (unaudited).............................    F-8
Notes to Consolidated Financial Statements..................    F-9
INTERNET PROFILES CORPORATION
Report of Independent Accountants...........................   F-33
Balance Sheets as of December 31, 1997 and 1998 and March
  31, 1999 (unaudited)......................................   F-34
Statements of Operations for the years ended December 31,
  1997 and 1998 and for the three months ended March 31,
  1998 and 1999 (unaudited).................................   F-35
Statements of Stockholders' Equity (Deficit) for the years
  ended December 31, 1997 and 1998 and for the three months
  ended March 31, 1999 (unaudited)..........................   F-36
Statements of Cash Flows for the years ended December 31,
  1997 and 1998 and for the three months ended March 31,
  1998 and 1999 (unaudited).................................   F-37
Notes to Financial Statements...............................   F-38
ADKNOWLEDGE INC.
Report of Independent Accountants...........................   F-48
Consolidated Balance Sheets as of December 31, 1997 and 1998
  and September 30, 1999 (unaudited)........................   F-49
Consolidated Statements of Operations for the period from
  July 10, 1996 (date of inception) to December 31, 1996,
  the two years ended December 31, 1998 and for the nine
  months ended September 30, 1998 and 1999 (unaudited)......   F-50
Consolidated Statements of Shareholders' Equity for period
  from July 10, 1996 (date of inception) to December 31,
  1996, the two years ended December 31, 1998 and for the
  nine months ended September 30, 1999 (unaudited)..........   F-51
Consolidated Statements of Cash Flows for the period from
  July 10, 1996 (date of inception) to December 31, 1996,
  the two years ended December 31, 1998 and for the nine
  months ended September 30, 1998 and 1999 (unaudited)......   F-52
Notes to Consolidated Financial Statements..................   F-53
FOCALINK COMMUNICATIONS, INC.
Report of Independent Accountants...........................   F-69
Balance Sheet as of December 31, 1997.......................   F-70
Statement of Operations for the year ended December 31,
  1997......................................................   F-71
Statement of Shareholders' Equity for the year ended
  December 31, 1997.........................................   F-72
Statement of Cash Flows for the year ended December 31,
  1997......................................................   F-73
Notes to Financial Statements...............................   F-74
FLYCAST COMMUNICATIONS CORPORATION
Independent Auditors' Report................................   F-80
Consolidated Balance Sheet as of December 31, 1999..........   F-81

                                                              PAGE
                                                              -----
Consolidated Statement of Operations for the year ended
  December 31, 1999.........................................   F-82
Consolidated Statement of Common Stockholders' Equity
  (Deficit)for the year ended December 31, 1999.............   F-83
Consolidated Statements of Cash Flows for the year ended
  December 31, 1999.........................................   F-84
Notes to Consolidated Financial Statements..................   F-85
FLYCAST COMMUNICATIONS CORPORATION
Independent Auditor's Report................................   F-95
Consolidated Balance Sheets as of December 31, 1997 and
  1998......................................................   F-96
Consolidated Statements of Operations for the three years
  ended December 31, 1998...................................   F-97
Consolidated Statements of Common Stockholders' Equity
  (Deficit) for the three years ended December 31, 1998.....   F-98
Consolidated Statements of Cash Flows for the three years
  ended December 31, 1998...................................   F-99
Notes to Consolidated Financial Statements..................  F-100
ADSMART CORPORATION
Independent Auditors' Report................................  F-111
Consolidated Balance Sheets as of July 31, 1998 and 1999 and
  January 31, 2000..........................................  F-112
Consolidated Statements of Operations for the three years
  ended July 31, 1999 and for the six months ended January
  31, 1999 (unaudited) and 2000.............................  F-113
Consolidated Statements of Stockholders' Deficit for the
  three years ended July 31, 1999 and for the six months
  ended January 31, 2000....................................  F-114
Consolidated Statements of Cash Flows for the three years
  ended July 31, 1999 and for the six months ended January
  31, 1999 (unaudited) and 2000.............................  F-115
Notes to Consolidated Financial Statements..................  F-116
EISENBERG COMMUNICATIONS GROUP, INC.
Independent Auditors' Report................................  F-129
Balance Sheet as of September 29, 1998......................  F-130
Statement of Operations for the period January 1, 1998
  through September 29, 1998................................  F-131
Statement of Stockholders' Deficit for the period January 1,
  1998 through September 29, 1998...........................  F-132
Statement of Cash Flows for the period January 1, 1998
  through September 29, 1998................................  F-133
Notes to Financial Statements...............................  F-134
2CAN MEDIA, INC.
Independent Auditors' Report................................  F-139
Balance Sheets as of December 31, 1998 and March 10, 1999...  F-140
Statements of Operations for the year ended December 31,
  1998 and the period January 1, 1999 through March 10,
  1999......................................................  F-141
Statements of Stockholders' Equity for the year ended
  December 31, 1998 and the period January 1, 1999 through
  March 10, 1999............................................  F-142
Statements of Cash Flows for the year ended December 31,
  1998 and the period January 1, 1999 through March 10,
  1999......................................................  F-143
Notes to Financial Statements...............................  F-144
PRO FORMA FINANCIAL STATEMENTS
Background on completed and pending acquisitions............  F-157
Unaudited Pro Forma Condensed Consolidated Balance Sheet as
  of January 31, 2000.......................................  F-160
Notes to Unaudited Pro Forma Condensed Consolidated Balance
  Sheet as of January 31, 2000..............................  F-161

                                                              PAGE
                                                              -----
Unaudited Pro Forma Condensed Consolidated Statement of
  Operations for the six months ended January 31, 2000......  F-164
Notes to Unaudited Pro Forma Condensed Consolidated
  Statement of Operations for the six months ended January
  31, 2000..................................................  F-165
Unaudited Pro Forma Condensed Consolidated Statement of
  Operations for the year ended July 31, 1999...............  F-167
Notes to Unaudited Pro Forma Condensed Consolidated
  Statement of Operations for the year ended July 31,
  1999......................................................  F-168
Unaudited Pro Forma Condensed Consolidated Statement of
  Operations for the year ended July 31, 1998...............  F-170
Notes to Unaudited Pro Forma Condensed Consolidated
  Statement of Operations for the year ended July 31,
  1998......................................................  F-171
Unaudited Pro Forma Condensed Consolidated Statement of
  Operations and related Notes for the year ended July 31,
  1997......................................................  F-172

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Engage Technologies, Inc.:

     We have audited the accompanying consolidated balance sheets of Engage Technologies, Inc. and subsidiaries as of July 31, 1998 and 1999, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended July 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Engage Technologies, Inc. and subsidiaries as of July 31, 1998 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended July 31, 1999, in conformity with generally accepted accounting principles.


/s/ KPMG LLP


September 10, 1999
Boston, Massachusetts

                           ENGAGE TECHNOLOGIES, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                   JULY 31,        JANUARY 31,
                                                              ------------------   -----------
                                                               1998       1999        2000
                                                              -------   --------   -----------
                                                                                   (UNAUDITED)
                                                              (IN THOUSANDS, EXCEPT PAR VALUE)
ASSETS
Current assets:
  Cash and cash equivalents.................................  $    96   $112,034    $ 44,010
  Available-for-sale securities.............................      567      1,067      44,678
  Accounts receivable, less allowance for doubtful accounts
    of $360, $986 and $1,621 at July 31, 1998 and 1999 and
    January 31, 2000, respectively..........................    1,824      5,632      12,861
  Prepaid expenses..........................................      230        595       1,978
                                                              -------   --------    --------
        Total current assets................................    2,717    119,328     103,527
                                                              -------   --------    --------
Property and equipment, net.................................      789      1,801       7,168
Investment in joint venture.................................       --      1,047         415
Intangible assets, net of accumulated amortization of
  $1,498, $7,903 and $22,191 at July 31, 1998 and 1999 and
  January 31, 2000, respectively............................   20,540     41,401     193,765
Restricted cash.............................................       --         --       1,661
Other assets................................................       --        371       3,010
                                                              -------   --------    --------
        Total assets........................................  $24,046   $163,948    $309,546
                                                              =======   ========    ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt.........................  $    --   $     --    $  2,028
  Obligation under capital lease............................       --        302       1,041
  Debt to CMGI..............................................    7,753         --          --
  Due to CMGI and affiliates................................       --        131       1,878
  Accounts payable..........................................      499        988       3,118
  Accrued expenses..........................................    1,614     10,061      19,751
  Deferred revenue..........................................    1,460      4,293       5,162
                                                              -------   --------    --------
        Total current liabilities...........................   11,326     15,775      32,978
                                                              -------   --------    --------
Deferred revenue............................................       --      1,508       1,067
Long-term debt, net of current portion......................       --         --       2,812
Obligation under capital lease, net of current portion......       --        367       1,768
Other long-term liabilities.................................       --         --         443
Commitments and contingencies
Stockholders' equity:
  Series A Preferred Stock, $.01 par value, 1,500 shares
    authorized, 1,500, 0 and 0 shares issued and outstanding
    at July 31, 1998 and 1999 and January 31, 2000, and 0
    shares issued and outstanding at July 31, 1998 and 1999
    and January 31, 2000, respectively (liquidating
    preference of $16,340 at July 31, 1998).................       15         --          --
  Series B Preferred Stock, $.01 par value, 239 shares
    authorized, 0 shares issued and outstanding at July 31,
    1998 and 1999 and January 31, 2000......................       --         --          --
  Series C Preferred Stock, $.01 par value, 2,000 shares
    authorized, 0 shares issued and outstanding at July 31,
    1998 and 1999 and January 31, 2000......................       --         --          --
  Common Stock, $.01 par value, 150,000 shares authorized,
    380, 97,349 and 108,153 shares issued and outstanding at
    July 31, 1998 and 1999 and January 31, 2000,
    respectively............................................        4        973       1,082
  Additional paid-in capital................................   41,677    208,183     367,361
  Deferred compensation.....................................   (1,305)    (4,024)     (2,025)
  Accumulated other comprehensive income (loss).............   (1,193)      (353)        442
  Accumulated deficit.......................................  (26,478)   (58,481)    (96,382)
                                                              -------   --------    --------
        Total stockholders' equity..........................   12,720    146,298     270,478
                                                              -------   --------    --------
        Total liabilities and stockholders' equity..........  $24,046   $163,948    $309,546
                                                              =======   ========    ========

          See accompanying notes to consolidated financial statements.

                           ENGAGE TECHNOLOGIES, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                            SIX MONTHS ENDED
                                            YEAR ENDED JULY 31,               JANUARY 31,
                                      --------------------------------    --------------------
                                        1997        1998        1999        1999        2000
                                      --------    --------    --------    --------    --------
                                                                              (UNAUDITED)
                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue:
  Product revenue...................  $     25    $  1,742    $ 12,366    $  2,744    $ 16,322
  Product revenue, related
     parties........................        --         203       1,801         844       2,045
  Services and support revenue......        --         240       1,719         627       2,283
  Services and support revenue,
     related parties................        --          32         137          50         421
                                      --------    --------    --------    --------    --------
          Total revenue.............        25       2,217      16,023       4,265      21,071
                                      --------    --------    --------    --------    --------
Cost of revenue:
  Cost of product revenue...........        31         185       3,494       1,543      10,622
  Cost of services and support
     revenue........................        --       2,053       5,957       1,517       2,911
                                      --------    --------    --------    --------    --------
          Total cost of revenue.....        31       2,238       9,451       3,060      13,533
                                      --------    --------    --------    --------    --------
          Gross (loss) profit.......        (6)        (21)      6,572       1,205       7,538
                                      --------    --------    --------    --------    --------
Operating expenses:
  In-process research and
     development....................        --       9,200       4,500          --       2,317
  Research and development..........     7,261       5,859       8,699       3,788       7,885
  Selling and marketing.............     1,566       4,015      12,776       3,704      18,071
  General and administrative........     1,429       1,993       4,115       1,316       4,985
  Amortization of goodwill and other
     intangibles....................        --       1,391       5,829       2,086      13,728
  Stock compensation................        --         426       1,455         391         326
                                      --------    --------    --------    --------    --------
          Total operating
            expenses................    10,256      22,884      37,374      11,285      47,312
                                      --------    --------    --------    --------    --------
Loss from operations................   (10,262)    (22,905)    (30,802)    (10,080)    (39,774)
Other income (expense):
  Gain on sale of product rights....        --       9,240          --          --          --
  Equity in loss of joint venture...        --          --        (723)       (160)       (700)
  Loss on disposal of property and
     equipment......................        --          --        (165)         --          --
  Other expense.....................        --          --          --          --         (25)
  Interest income...................        --          --         134          --       2,777
  Interest expense..................        --        (172)       (447)       (339)       (179)
                                      --------    --------    --------    --------    --------
Net loss............................  $(10,262)   $(13,837)   $(32,003)   $(10,579)   $(37,901)
                                      ========    ========    ========    ========    ========
Basic and diluted net loss per
  share.............................                                                  $   (.38)
                                                                                      ========
Weighted average number of basic and
  diluted shares outstanding........                                                   100,935
                                                                                      ========
Pro forma basic and diluted net loss
  per share.........................              $   (.41)   $   (.45)   $   (.16)
                                                  ========    ========    ========
Pro forma weighted average number of
  basic and diluted shares
  outstanding.......................                33,499      71,861      67,297
                                                  ========    ========    ========

          See accompanying notes to consolidated financial statements.

                           ENGAGE TECHNOLOGIES, INC.

      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                                        SERIES A          SERIES B          SERIES C
                                     PREFERRED STOCK   PREFERRED STOCK   PREFERRED STOCK     COMMON STOCK     ADDITIONAL
                                     ---------------   ---------------   ---------------   ----------------    PAID-IN
                                     SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    CAPITAL
                                     ------   ------   ------   ------   ------   ------   -------   ------   ----------
                                                                       (IN THOUSANDS)
Balance at July 31, 1996...........      --    $ --       --     $--        --     $--      32,000   $ 320     $   (240)
  Exercise of stock options........      --      --       --      --        --      --         376       4           18
  Net loss.........................      --      --       --      --        --      --          --      --           --
                                     ------    ----     ----     ---      ----     ---     -------   ------    --------
Balance at July 31, 1997...........      --      --       --      --        --      --      32,376     324         (222)
  Reorganization...................     800       8       --      --        --      --     (32,000)   (320)       8,232
  Acquisition of Accipiter.........     700       7       --      --        --      --          --      --       33,667
  Amortization of deferred
    compensation...................      --      --       --      --        --      --          --      --           --
  Exercise of stock options........      --      --       --      --        --      --           4      --           --
  Unrealized loss on
    available-for-sale
    securities.....................      --      --       --      --        --      --          --      --           --
  Net loss.........................      --      --       --      --        --      --          --      --           --
                                     ------    ----     ----     ---      ----     ---     -------   ------    --------
Balance at July 31, 1998...........   1,500      15       --      --        --      --         380       4       41,677
  Issuance of preferred stock, net
    of issuance costs of $66.......      --      --      239       2        --      --          --      --        1,932
  Acquisition of I/PRO.............      --      --       --      --        --      --       2,020      20       10,161
  Deferred compensation on stock
    option issuances...............      --      --       --      --        --      --          --      --        4,174
  Conversion of debt to CMGI.......      --      --       --      --       414       4         711       7       42,765
  Issuance of common stock, net of
    issuance costs of $50..........      --      --       --      --        --      --       1,876      19       13,063
  Initial public offering, net of
    issuance costs of $1,500, and
    conversion of preferred
    stock..........................  (1,500)    (15)    (239)     (2)     (414)     (4)     91,296     913       93,863
  Foreign currency translation
    adjustment.....................      --      --       --      --        --      --          --      --           --
  Amortization of deferred
    compensation...................      --      --       --      --        --      --          --      --           --
  Exercise of stock options........      --      --       --      --        --      --       1,066      10          548
  Unrealized gain on
    available-for-sale
    securities.....................      --      --       --      --        --      --          --      --           --
  Net loss.........................      --      --       --      --        --      --          --      --           --
                                     ------    ----     ----     ---      ----     ---     -------   ------    --------
Balance at July 31, 1999...........      --      --       --      --        --      --      97,349     973      208,183
  Acquisition of AdKnowledge
    (unaudited)....................      --      --       --      --        --      --      10,336     104      160,174
  Foreign currency translation
    adjustment (unaudited).........      --      --       --      --        --      --          --      --           --
  Amortization of deferred
    compensation (unaudited).......      --      --       --      --        --      --          --      --           --
  Exercise of stock
    options(unaudited).............      --      --       --      --        --      --         421       4          380
  Sale of common stock under
    Employee Stock Purchase Plan
    (unaudited)....................      --      --       --      --        --      --          47       1          297
  Reversal of deferred compensation
    on forfeited stock options
    (unaudited)....................      --      --       --      --        --      --          --      --       (1,673)
  Unrealized gain on
    available-for-sale securities
    (unaudited)....................      --      --       --      --        --      --          --      --           --
  Net loss (unaudited).............      --      --       --      --        --      --          --      --           --
                                     ------    ----     ----     ---      ----     ---     -------   ------    --------
Balance at January 31, 2000
  (unaudited)......................      --    $ --       --     $--        --     $--     108,153   $1,082    $367,361
                                     ======    ====     ====     ===      ====     ===     =======   ======    ========

                                                     ACCUMULATED                      TOTAL
                                                        OTHER                     STOCKHOLDERS'
                                       DEFERRED     COMPREHENSIVE   ACCUMULATED      EQUITY
                                     COMPENSATION   INCOME (LOSS)     DEFICIT       (DEFICIT)
                                     ------------   -------------   -----------   -------------
                                                           (IN THOUSANDS)
Balance at July 31, 1996...........    $    --         $    --       $ (2,379)      $ (2,299)
  Exercise of stock options........         --              --             --             22
  Net loss.........................         --              --        (10,262)       (10,262)
                                       -------         -------       --------       --------
Balance at July 31, 1997...........         --              --        (12,641)       (12,539)
  Reorganization...................         --              --             --          7,920
  Acquisition of Accipiter.........     (1,731)             --             --         31,943
  Amortization of deferred
    compensation...................        426              --             --            426
  Exercise of stock options........         --              --             --             --
  Unrealized loss on
    available-for-sale
    securities.....................         --          (1,193)            --         (1,193)
  Net loss.........................         --              --        (13,837)       (13,837)
                                       -------         -------       --------       --------
Balance at July 31, 1998...........     (1,305)         (1,193)       (26,478)        12,720
  Issuance of preferred stock, net
    of issuance costs of $66.......         --              --             --          1,934
  Acquisition of I/PRO.............         --              --             --         10,181
  Deferred compensation on stock
    option issuances...............     (4,174)             --             --             --
  Conversion of debt to CMGI.......         --              --             --         42,776
  Issuance of common stock, net of
    issuance costs of $50..........         --              --             --         13,082
  Initial public offering, net of
    issuance costs of $1,500, and
    conversion of preferred
    stock..........................         --              --             --         94,755
  Foreign currency translation
    adjustment.....................         --             340             --            340
  Amortization of deferred
    compensation...................      1,455              --             --          1,455
  Exercise of stock options........         --              --             --            558
  Unrealized gain on
    available-for-sale
    securities.....................         --             500             --            500
  Net loss.........................         --              --        (32,003)       (32,003)
                                       -------         -------       --------       --------
Balance at July 31, 1999...........     (4,024)           (353)       (58,481)       146,298
  Acquisition of AdKnowledge
    (unaudited)....................         --              --             --        160,278
  Foreign currency translation
    adjustment (unaudited).........         --              91             --             91
  Amortization of deferred
    compensation (unaudited).......        326              --             --            326
  Exercise of stock
    options(unaudited).............         --              --             --            384
  Sale of common stock under
    Employee Stock Purchase Plan
    (unaudited)....................         --              --             --            298
  Reversal of deferred compensation
    on forfeited stock options
    (unaudited)....................      1,673              --             --             --
  Unrealized gain on
    available-for-sale securities
    (unaudited)....................         --             704             --            704
  Net loss (unaudited).............         --              --        (37,901)       (37,901)
                                       -------         -------       --------       --------
Balance at January 31, 2000
  (unaudited)......................    $(2,025)        $   442       $(96,382)      $270,478
                                       =======         =======       ========       ========

          See accompanying notes to consolidated financial statements.

                           ENGAGE TECHNOLOGIES, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                              SIX MONTHS ENDED
                                                                 YEARS ENDED JULY 31,            JANUARY 31,
                                                            ------------------------------   -------------------
                                                              1997       1998       1999       1999       2000
                                                            --------   --------   --------   --------   --------
                                                                                                 (UNAUDITED)
                                                                               (IN THOUSANDS)
Cash flows from operating activities:
  Net loss................................................  $(10,262)  $(13,837)  $(32,003)  $(10,579)  $(37,901)
  Adjustments to reconcile net loss to net cash used for
    operating activities:
    Depreciation and amortization.........................       947      1,863      7,184      2,488     15,328
    Equity in loss of joint venture.......................        --         --        723        160        721
    Provision for bad debts...............................        --        240        343         41        571
    Stock compensation....................................        --        426      1,455        391        326
    Amortization of discount on available-for-sale
       securities.........................................        --         --         --         --       (767)
    Gain on sale of available-for-sale securities.........        --         --         --         --        (40)
    Gain on sale of product rights........................        --     (9,240)        --         --         --
    Loss on disposal of property and equipment............        --         --        165         --         --
    In-process research and development...................        --      9,200      4,500         --      2,317
    Changes in operating assets and liabilities, net of
       impact of acquisitions:
       Accounts receivable................................       (30)    (1,438)    (3,182)      (120)    (5,778)
       Prepaid expenses and other assets..................       194       (147)      (188)        13     (2,238)
       Net change in due to CMGI and affiliates...........        --         --         --         --      1,782
       Accounts payable...................................        --        475        (62)       358        122
       Accrued expenses...................................       137        835      7,372      1,681        533
       Deferred revenue...................................        15      1,117      4,324      3,472         52
                                                            --------   --------   --------   --------   --------
         Net cash used for operating activities...........    (8,999)   (10,506)    (9,369)    (2,095)   (24,972)
                                                            --------   --------   --------   --------   --------
Cash flows from investing activities:
  Purchase of available-for-sale securities...............        --         --         --         --    (54,016)
  Proceeds from redemption of available-for-sale
    securities............................................        --         --         --         --     11,800
  Net cash acquired on acquisition of subsidiaries........        --        689        347         --      3,044
  Investment in joint venture.............................        --         --     (1,424)    (1,424)        --
  Long-term investment at cost............................        --         --         --         --     (2,000)
  Purchases of property and equipment.....................      (490)      (216)      (342)      (118)    (2,104)
  Proceeds from sale of property and equipment............        --         --          8         --          8
                                                            --------   --------   --------   --------   --------
         Net cash (used for) provided by investing
            activities....................................      (490)       473     (1,411)    (1,542)   (43,268)
                                                            --------   --------   --------   --------   --------
Cash flows from financing activities:
  Net change in debt to CMGI and affiliates...............    10,511     10,129     12,579      1,598         --
  Issuance of common stock, net of issuance costs.........        --         --    107,837         --         --
  Proceeds from stock option exercises....................        22         --        558          9        384
  Proceeds from stock issued under Employee Stock Purchase
    Plan..................................................        --         --         --         --        298
  Issuance of preferred stock, net of issuance costs......        --         --      1,934      1,934         --
  Repayment of capital lease obligations..................        --         --       (184)        --       (155)
  Repayment of long-term borrowings.......................        --         --         --         --       (313)
  Principal payments on notes.............................    (1,044)        --         --         --         --
                                                            --------   --------   --------   --------   --------
         Net cash provided by financing activities........     9,489     10,129    122,724      3,541        214
                                                            --------   --------   --------   --------   --------

Effect of exchange rate changes on cash and cash
  equivalents.............................................        --         --         (6)        --          2
                                                            --------   --------   --------   --------   --------

Net increase (decrease) in cash and cash equivalents......        --         96    111,938        (96)   (68,024)

Cash and cash equivalents, beginning of period............        --         --         96         96    112,034
                                                            --------   --------   --------   --------   --------

Cash and cash equivalents, end of period..................  $     --   $     96   $112,034   $     --   $ 44,010
                                                            ========   ========   ========   ========   ========

Supplemental disclosures of cash flow information:
  Cash paid for interest..................................  $     --   $     --   $     41   $     --   $    176
                                                            ========   ========   ========   ========   ========

          See accompanying notes to consolidated financial statements

                           ENGAGE TECHNOLOGIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) DESCRIPTION OF BUSINESS

     Engage provides products and services that enable customers to create and use profiles of individual Web visitors to target advertisements, content and e-commerce offerings.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

     The Company is a majority owned subsidiary of CMGI, Inc. ("CMGI"). The accompanying consolidated financial statements, which have been prepared as if the Company had operated as a separate stand-alone entity for all periods presented, include only revenue and expenses attributable to the Company since it commenced operations in September 1995.

     The consolidated financial statements include certain allocations based on headcount from CMGI for certain general and administrative expenses such as rent, legal services, insurance and employee benefits. Management believes that the method used to allocate the costs and expenses is reasonable; however, such allocated amounts may or may not necessarily be indicative of what actual expenses would have been incurred had the Company operated independently of CMGI.

  Principles of Consolidation

     The accompanying financial statements include the accounts of the Company and its wholly owned subsidiaries, Internet Profiles Corporations ("I/PRO"), AdKnowledge Inc. ("AdKnowledge") and Engage Technologies Limited, after elimination of all significant intercompany balances and transactions.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  Revenue Recognition

     Prior to August 1, 1998, revenue from sales of product licenses to customers were generally recognized when the product was shipped, provided no significant obligations remain and collectibility is probable, in accordance with Statement of Position ("SOP") 91-1, Software Revenue Recognition. Effective August 1, 1998, the Company adopted the provisions of SOP 97-2, Software Revenue Recognition. For transactions after August 1, 1998, revenues from software product licenses, Engage AudienceNet campaigns, Knowledge database services and web-site traffic audit reports are generally recognized when (i) a signed noncancelable software license exists, (ii) delivery has occurred, (iii) the Company's fee is fixed or determinable, and (iv) collectibility is probable. Revenue from license agreements that have significant customizations and modifications of the software product is deferred and recognized using the percentage of completion method. There was no material change to the Company's accounting for revenue as a result of the adoption of SOP 97-2.

     Revenue from periodic subscriptions is recognized ratably over the subscription term, typically twelve months. Revenue from usage based subscriptions is recognized monthly based on actual usage.

     The Company recognizes revenue from ad delivery and associated management services based on the number of advertisements delivered as well as from monthly usage fees for the Company's web-based advertising management system.

                           ENGAGE TECHNOLOGIES, INC.

     Service and support revenue includes software maintenance and other professional services revenues, primarily from consulting, implementation and training. Revenue from software maintenance is deferred and recognized ratably over the term of each maintenance agreement, typically twelve months. Revenue from professional services is recognized as the services are performed, collectibility is probable and such revenue are contractually non-refundable.

     Amounts collected prior to satisfying the above revenue recognition criteria are classified as deferred revenue.

  Cash and Cash Equivalents

     Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less from the date of purchase. Investments with maturities of greater than three months and less than twelve months are considered short-term investments. At July 31, 1999, cash equivalents consist of an investment in a money market fund.

     Prior to the Company's initial public offering, under an arrangement with CMGI, the Company maintained a zero balance cash account. Cash required by the Company for the funding of its operations is provided as needed with a corresponding increase in the "Debt to CMGI" account. Customer receipts and other cash receipts of the Company are remitted to CMGI upon receipt by the Company and serve to reduce the "Debt to CMGI" account. Cash on hand at July 31, 1998 is held by the Company's subsidiaries.

     During fiscal 1998, non-cash investing activities included the sale of data warehouse product rights in exchange for available-for-sale securities and the reduction of approximately $8,400,000 of debt due to CMGI. In addition, non-cash investing activities also include the Company's acquisition of Accipiter (see note 7) in exchange for 700,000 shares of the Company's Series A Convertible Preferred Stock.

     During fiscal 1998, non-cash financing activities included the issuance of 800,000 shares of the Company's Series A Convertible Preferred Stock in exchange for 32,000,000 shares of the Company's common stock and an $8,000,000 reduction in the debt to CMGI (see note 11).

     During fiscal 1999, non-cash investing activities include the acquisition of I/PRO (see note 7) in exchange for 2,020,368 shares of the Company's common stock, and additional debt to CMGI totaling $22,086,000.

     During fiscal 1999, non-cash financing activities included the issuance of 413,564 shares of the Company's Series C Preferred Stock as repayment of approximately $37,447,000 of debt to CMGI. In addition, non-cash financing activities included the issuance of 710,524 shares of the Company's Common Stock as repayment of approximately $5,329,000 of debt to CMGI.

  Unaudited

     During the six months ended January 31, 2000, as the result of the termination of employment of certain employees prior to the vesting of their stock options, unvested stock options for which deferred compensation costs had been recorded in a prior period were cancelled. As a result of these cancellations, the Company has recorded a reduction of $1,673,000 in both deferred compensation and additional paid-in capital.

     During the six months ended January 31, 2000, the Company acquired AdKnowledge through the issuance of common stock (see note 7).

  Marketable Securities

     The appropriate classification of marketable securities is determined at the time of acquisition and reevaluated at each balance sheet date. Marketable securities have been classified as available-for-sale and are carried at fair value, based on quoted market prices, with unrealized gains and losses included in accumulated other comprehensive income (loss) on the consolidated balance sheets.

                           ENGAGE TECHNOLOGIES, INC.

  Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements and assets under capital leases are amortized using the straight-line method over the shorter of the lease term or estimated useful life of the asset. Expenditures for maintenance and repairs are charged to expense as incurred.

  Investment in Joint Venture

     The Company's investment in the common stock of a Japanese joint venture is accounted for by the equity method.

  Intangibles

     Intangibles relate to the Company's purchase of Accipiter, Inc. in April 1998, I/PRO in April 1999 and AdKnowledge in December 1999 (see note 7). Such costs are being amortized on a straight-line basis over two to five years, depending on the periods expected to be benefited.

  Accounting for Impairment of Long-Lived Assets

     The Company assesses the need to record impairment losses on long-lived assets used in operations when indicators of impairment are present. On an on-going basis, management reviews the value and period of amortization or depreciation of long-lived assets, including costs in excess of net assets of companies acquired. During this review, the significant assumptions used in determining the original cost of long-lived assets are reevaluated. Although the assumptions may vary from transaction to transaction, they generally include revenue growth, operating results, cash flows and other indicators of value. Management then determines whether there has been a permanent impairment of the value of long-lived assets by comparing future estimated undiscounted cash flows to the asset's carrying value. If the estimated future undiscounted cash flows exceed the carrying value of the asset, a loss is recorded as the excess of the asset's carrying value over fair value.

  Research and Development Costs and Software Costs

     Expenditures related to the development of new products and processes, including significant improvements and refinements to existing products and the development of software, are expensed as incurred, unless they are required to be capitalized. Software development costs are required to be capitalized when a product's technological feasibility has been established by completion of a detailed program design or working model of the product, and ending when a product is available for general release to customers. To date, the establishment of technological feasibility and general release have substantially coincided. As a result, there have been no capitalized software development costs to date. Additionally, at the date of acquisition or investment, the components of the purchase price of each acquisition or investment are evaluated to identify amounts allocated to in-process research and development. Upon completion of acquisition accounting and valuation, such amounts are charged to expense if technological feasibility had not been reached at the acquisition date.

  Foreign Currency Translation

     The functional currency for the Company's foreign subsidiary and its investment in joint venture is its local currency. The financial statements of this subsidiary and the joint venture are translated into United States dollars using period-end exchange rates for assets and liabilities and average exchange rates during the period for revenues and expenses. The resulting translation adjustments are included in accumulated other comprehensive income (loss) on the consolidated balance sheets. Net gains and losses resulting from foreign

                           ENGAGE TECHNOLOGIES, INC.

currency transactions arising from exchange rate fluctuations on transactions denominated in currencies other than the functional currencies are included in the consolidated statements of operations and were immaterial for all periods presented.

  Income Taxes

     The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company was greater than 80% owned by CMGI up through the date of the initial public offering, and as such, CMGI realized the full benefit of all federal and part of the state net operating losses that had been incurred by the Company up through the initial public offering. Therefore, such net operating losses incurred by the Company prior to the initial public offering will have no future benefit to the Company. Subsequent to the initial public offering, CMGI owned approximately 79% of the Company and thus the Company will have available to it the full benefit of all Federal and state net operating losses incurred subsequent to the date of the initial public offering.

  Unaudited

     As a result of Company common stock issued to CMGI in the AdKnowledge acquisition, CMGI's ownership interest increased to more than 80%. As a result, beginning December 22, 1999, CMGI will again realize the full benefit of all of the Company's Federal and state net operating losses until such time as CMGI's ownership interest falls below 80%. The tax sharing agreement between the Company and CMGI requires the Company to reimburse CMGI to the extent it contributes to the consolidated tax liability of the CMGI group; however, under the policy, CMGI is not obligated to reimburse the Company for any losses utilized in the consolidated CMGI group.

  Advertising Costs

     The Company expenses advertising costs as incurred. Advertising expense was approximately $40,000, $175,000 and $1,204,000 for the fiscal years ended July 31, 1997, 1998 and 1999, respectively.

  Stock-Based Compensation Plans

     The Company has adopted SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"). As permitted by SFAS 123, the Company measures compensation cost in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25"), and related interpretations. Accordingly, no accounting recognition is given to stock options granted at fair market value until they are exercised. Upon exercise, net proceeds, including income tax benefits realized, are credited to equity. Compensation cost for stock options granted with exercise prices below estimated fair market value is recognized over the vesting period, typically four years. The adoption of SFAS 123 was not material to the Company's financial condition or results of operations; however, the pro forma impact on earnings has been disclosed in the notes to the consolidated financial statements as required by SFAS 123 (see note 12).

  Segment Reporting

     The Company has adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report selected information about operating segments in annual and interim financial statements. It also

                           ENGAGE TECHNOLOGIES, INC.

establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS 131 requires the use of the "management approach" in disclosing segment information, based largely on how senior management generally analyzes the business operations. SFAS 131 has been adopted effective August 1, 1998. The Company currently operates in only one segment, and as such, no additional disclosures are required.

  Net Loss per Share

     The Company calculates earnings per share in accordance with Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share". Basic earnings per share is computed based on the weighted average number of common shares outstanding during the period. The dilutive effect of common stock equivalents is included in the calculation of diluted earnings per share only when the effect of their inclusion would be dilutive.

     Pro forma basic loss per share is based upon the weighted average number of common shares outstanding during the period. Pro forma diluted loss per share is based upon the weighted average number of common shares outstanding during the period plus additional weighted average common equivalent shares outstanding during the period, computed using the "if-converted method". Common equivalent shares have been excluded from the computation of diluted loss per share in each period, as their effect would have been anti-dilutive in each period presented.

     Conversion of all preferred stock and debt to CMGI occurred upon the completion of the Company's initial public offering in July 1999. The pro forma basic and diluted net loss per share information included in the accompanying statements of operations for the six months ended January 31, 1999 reflect the impact on pro forma basic and diluted net loss per share of such conversion as of the beginning of each period or date of issuance, if later, using the if-converted method. Historical basic and diluted net loss per share has not been presented for any period prior to January 31, 2000 because it is irrelevant due to the change in the Company's capital structure and resultant basic and diluted loss per share that resulted upon conversion of the convertible preferred stock and debt to CMGI. Pro forma basic and diluted net loss per share has been presented for comparative purposes.

     The reconciliation of the numerators and denominators of the pro forma basic and pro forma diluted loss per share computation for the Company's reported net loss is as follows:

                 PRO FORMA BASIC AND DILUTED NET LOSS PER SHARE

                                                                                           SIX
                                                                                          MONTHS
                                                                                          ENDED
                                                              YEAR ENDED JULY 31,      JANUARY 31,
                                                             ----------------------    ------------
                                                               1998         1999           1999
                                                             ---------    ---------    ------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                       (UNAUDITED)
Numerator:
Loss.......................................................  $(13,837)    $(32,003)      $(10,579)
                                                             --------     --------       --------
Denominator:
Weighted average shares outstanding........................    30,798        3,931            416
Assumed conversion of preferred stock......................     1,578       59,068         60,856
Assumed conversion of debt to CMGI.........................     1,123        8,862          6,025
                                                             --------     --------       --------
Weighted average number of diluted shares outstanding......    33,499       71,861         67,297
                                                             --------     --------       --------
Pro forma basic and diluted loss per share.................  $   (.41)    $   (.45)      $   (.16)
                                                             ========     ========       ========

                           ENGAGE TECHNOLOGIES, INC.

     The reconciliation of the numerators and denominators of the basic and diluted loss per share computation for the Company's reported net loss is as follows:

                      BASIC AND DILUTED NET LOSS PER SHARE

                                                                SIX MONTHS ENDED
                                                                JANUARY 31, 2000
                                                              ---------------------
                                                              (IN THOUSANDS, EXCEPT
                                                                 PER SHARE DATA)
                                                                   (UNAUDITED)
NUMERATOR:
Net loss....................................................        $(37,901)
                                                                    --------
DENOMINATOR:
Weighted average shares outstanding, basic and diluted......         100,935
                                                                    --------
Basic and diluted net loss per share........................        $  (0.38)
                                                                    ========

     At January 31, 2000, the Company had outstanding stock options to purchase 20,668,182 shares of common stock at a weighted average exercise price of $7.30 that could potentially dilute earnings per share. The dilutive effect of the exercise of these options has been excluded from the computation of diluted net loss per share, as the effect would have been antidilutive for the periods presented.

  New Accounting Pronouncements

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AcSEC"), issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1"). SOP 98-1 requires the capitalization of certain internal costs related to the implementation of computer software obtained for internal use. The Company adopted this standard in August 1999, and the adoption of SOP 98-1 did not have a material impact on its financial position or its results of operations.

     In April 1998, the AcSEC issued Statement of Position 98-5, "Reporting Costs of Start-Up Activities" ("SOP 98-5"). Under SOP 98-5, the cost of start-up activities should be expensed as incurred. Start-up activities are broadly defined as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer, commencing some new operation or organizing a new entity. The Company adopted SOP 98-5 in August 1999. The adoption of SOP 98-5 did not have a material impact on its financial position or results of operations.

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities. SFAS 133 requires the recognition of all derivatives as either assets or liabilities in the statement of financial position and the measurement of those instruments at fair value. Engage is required to adopt this standard in the first quarter of fiscal year 2001 pursuant to SFAS No. 137 (issued in June 1999), which delays the adoption of SFAS 133 until that time. Engage expects that the adoption of SFAS 133 will not have a material impact on the its financial position or its results of operations.

     In December 1999, the SEC issued SAB No. 101 "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 expresses the view of the SEC staff in applying generally accepted accounting principles to certain revenue recognition issues. Although the Company is still in the process of

                           ENGAGE TECHNOLOGIES, INC.

analyzing the impact of SAB No. 101, if any, on its consolidated statements and related disclosures, the Company expects that there will be no material impact on its financial position or its results of operations.

  Unaudited Interim Financial Information

     The consolidated financial statements as of January 31, 2000 and for the six months ended January 31, 1999 and 2000 and related notes are unaudited; however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the financial statements for the interim period have been included. Results of operations for the interim periods presented are not necessarily indicative of the results that may be expected for the full fiscal year or any future period.

  Reclassifications

     Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

(3) SALE OF PRODUCT RIGHTS

     In August 1997, the Company sold rights to some of its data warehouse software products to Red Brick Systems, Inc. ("Red Brick") for $9,500,000 in cash and 238,160 shares of Red Brick common stock, recording a pretax gain of $9,240,000 on the sale. The cash component was received directly by CMGI and debt to CMGI was reduced by a corresponding amount. In January 1999, the Red Brick shares were exchanged for 142,896 shares of Informix Corp. due to Informix's acquisition of Red Brick. The Informix shares were sold during the six months ended January 31, 2000 at an insignificant gain to the Company.

(4) AVAILABLE-FOR-SALE SECURITIES

     Available-for-sale securities at July 31, 1998 consists of 238,160 shares of Red Brick common stock received as part of the Company's sale of product rights to Red Brick. Available-for-sale securities at July 31, 1999 consists of 142,896 shares of Informix Corp. (see note 3). These securities are carried at fair value based on quoted market prices. A $1,193,000 unrealized holding loss and $500,000 unrealized holding gain was recorded on the Red Brick shares at July 31, 1998 and 1999, respectively, based on the change in market value since the date of acquisition. The unrealized holding loss is presented in the equity section of the Company's consolidated balance sheet as a component of accumulated other comprehensive loss.

(5) PROPERTY AND EQUIPMENT

                                                                                      JULY 31,
                                                                                  ----------------
                                                       ESTIMATED USEFUL LIFE       1998      1999
                                                      ------------------------    ------    ------
                                                                                   (IN THOUSANDS)
Office furniture and computer equipment.............         3-5 years            $  940    $2,490
Software licenses...................................          3 years                273       305
Leasehold improvements..............................  4 years or life-of-lease       105       244
                                                                                  ------    ------
                                                                                   1,318     3,039
Less: Accumulated depreciation and amortization.....                                (529)   (1,238)
                                                                                  ------    ------
                                                                                  $  789    $1,801
                                                                                  ======    ======

     Property and equipment recorded under capital leases amounted to approximately $735,000 at July 31, 1999. Total accumulated amortization related to these assets amounted to approximately $177,000 at July 31, 1999. The Company had no assets under capital lease at July 31, 1998.

                           ENGAGE TECHNOLOGIES, INC.

(6) INVESTMENT IN JOINT VENTURE

     In August 1998, the Company acquired for $1.4 million in cash, 49% of the shares of Engage Technologies Japan (the "Joint Venture"), a joint venture with Sumitomo Corporation in Japan. The Company's ownership interest was reduced to 46.3% in March 1999 as a result of the Joint Venture's selling an ownership interest to an additional investor. The Joint Venture was established to sell the Company's products and services in Japan. The Joint Venture is authorized to solicit additional investors so long as the new investors' ownership interests do not exceed 30% on a fully diluted, aggregate ownership basis. If the Joint Venture requires funds in excess of $4 million (excluding the parties' initial capital contributions) for its operations, the Company is required to provide a bank guarantee in an amount proportionate to its ownership interest. This investment is being accounted for under the equity method of accounting. The Company's share of the Joint Venture's foreign currency translation adjustments is reflected in both the investment account and shareholders' equity on the consolidated balance sheet as a component of accumulated other comprehensive income (loss).

     Under a separate license agreement, the Company licensed its Engage Knowledge technology to the Joint Venture in consideration for a non-refundable $3 million prepaid royalty and royalties of 11.11% of all future revenues. The initial prepaid royalty has been recorded as deferred revenue and is being recognized as income over three years, the estimated period over which the Company expects to provide maintenance and support. In addition, the Company and the Joint Venture entered into a reseller agreement under which the Company granted the Joint Venture an exclusive right to resell its products to end users in Japan, excluding certain Japanese distribution rights granted to Red Brick (see note 3).

(7) ACQUISITIONS

  Accipiter

     In April 1998, CMGI acquired Accipiter, Inc. ("Accipiter"), a company specializing in Internet advertising management solutions, in exchange for 10,109,536 shares of CMGI Common Stock (which number reflects four CMGI two-for-one stock splits between April 1998 and the date of these financial statements). In August 1998, Accipiter was legally merged with the Company in a stock-for-stock merger in which consideration of 700,000 shares of the Company's Series A Convertible Preferred Stock was issued to CMGI. The Company has reflected in its consolidated financial statements the acquisition of Accipiter as if it occurred in April 1998. The total purchase price for Accipiter was valued at $31,253,000, including acquisition costs of $198,000. The value of the CMGI shares included in the purchase price was recorded net of a weighted average 10% market value discount to reflect the restrictions on transferability.

     Management is primarily responsible for estimating the fair value of purchased in-process research and development. The portion of the purchase price allocated to in-process research and development was $9,200,000, or approximately 29% of the total purchase price. At the acquisition date, Accipiter's major in-process project was the development of AdManager version 4.0, which was intended to provide the ad serving functionality that customers were requiring as the use of the Internet rapidly increased and customer Web sites became more complex. In general, previous AdManager releases did not provide for the fault tolerance, redundancy and scalability that customers began to seek after AdManager versions 1.0 and 2.0 were released. Accordingly, customers' long-term product needs required Accipiter to substantially redesign the AdManager architecture (later released as version 4.0) to develop new technologies in the areas of: (1) fault tolerance and scalability, (2) an object-oriented user interface, (3) application programming interfaces and (4) a new report engine.

     At the date of the acquisition, management estimated that completion of the AdManager version 4.0 technology would be accomplished by June 1998. Engage began testing AdManager version 4.0 at a customer's site (beta testing) in June 1998 and commercially released the product in August 1998. The initial

                           ENGAGE TECHNOLOGIES, INC.

development effort had commenced in late 1997. At the acquisition date, the new AdManager technology had not reached a completed prototype stage and beta testing had not yet commenced. At the time of the Accipiter purchase, the AdManager version 4.0 project was approximately 71% complete. The AdManager version 4.0 project was substantially completed within the time originally estimated.

     The value of in-process research and development was determined using an income approach. This approach takes into consideration earnings remaining after deducting from cash flows related to the in-process technology, the market rates of return on contributory assets, including developed technology, assembled workforce, working capital and fixed assets. The cash flows are then discounted to present value at an appropriate rate. Discount rates are determined by an analysis of the risks associated with each of the identified intangible assets. The discount rate used for in-process research and development was 24.5%, a slight premium over the estimated weighted-average cost of capital of 24%, and the discount rate used for developed technology was 21%.

     The resulting net cash flows to which the discount rate was applied are based on Engage management's estimates of revenues, cost of revenues, research and development costs, selling and marketing costs, general and administrative costs, and income taxes from such acquired technology. These estimates are based on the assumptions set forth below.

     Accipiter recorded revenue in 1997 of less than $1,000,000. Because of the absence of meaningful historical revenue of Accipiter, management projected revenue for the initial year of the forecast period based on its assessment of future market potential and the ability of Accipiter to successfully launch its new product offering. After the initial year of the forecast period, revenue was predicted to grow at rates comparable to the growth of Internet users and online activity and the impact such growth would have on Internet advertising.

     These projections are based on Engage management's estimates of the significant growth in the number of companies engaged in e-commerce (which is supported by independent market data), the need for e-commerce companies to serve ads over the Internet, expected trends in technology (such as increased speed of the Internet, reduced hardware costs and the resulting increase in new Internet users to whom ads will be served) and the nature and expected timing of new product introductions by Engage and its competitors. These estimates also include growth related to the use of certain Accipiter technologies in conjunction with Engage's products, the marketing and distribution of the resulting products through Engage's sales force and the benefits of Engage's incremental financial support and stability.

     Engage's estimated cost of sales as a percentage of revenue is expected to be slightly lower than Accipiter's (classified as support and royalties by Accipiter) on a stand-alone basis (16% in 1997), as certain fixed costs included in cost of sales are spread over a larger revenue base and provide for the realization of efficiencies due to economies of scale through combined operations. Due to these savings, the estimated cost of sales as a percentage of revenue is expected to decrease by 1% each year from Accipiter's historical percentage, to a low of 11% in the fifth forecast year.

     Engage's selling, general and administrative costs are expected to be higher than Accipiter's on an absolute basis, but lower as a percentage of revenue. Due to the small revenue base in 1997 and the impact of significant costs associated with building a corporate infrastructure and building a workforce for future operations, Accipiter's selling, general and administrative costs in 1997, as a percent of revenue, are not representative of the expected costs for the combined operations of Engage and Accipiter. Efficiencies due to economies of scale through combined operations, such as consolidated marketing and advertising programs, are expected to be realized immediately.

     Approximately $1,700,000 of deferred compensation was recorded during fiscal 1998 relating to approximately 346,160 shares of CMGI common stock issued to the then employee stockholders of Accipiter, which are being held in escrow. These shares are subject to forfeiture upon termination of employment over a

                           ENGAGE TECHNOLOGIES, INC.

two-year period. Compensation expense is being recognized over the two-year service period beginning April 1, 1998.

  I/PRO

     In April 1999, Engage acquired I/PRO, a provider of Web-site traffic measurement and audit services, for approximately $32,651,000, including acquisition costs of $244,000. The purchase price consisted of $1,563,000 in net cash, $20,907,000 in CMGI common shares and $10,181,000 in Engage common shares and options. The per share value of the CMGI shares included in the purchase price was $28.99, net of a 9% weighted average market value discount to reflect the restriction on transferability. The per share value of the Engage shares included in the purchase price was $3.29 per share. In addition, CMGI must pay up to $3,000,000 to the former I/PRO stockholders if stated performance goals are met by I/PRO one year after the closing. Engage must reimburse CMGI for any payments, due under stated performance goals, in cash or by issuance of shares of Engage's Series C convertible preferred stock at its then fair market value, at CMGI's election. Any additional payments will be treated as additional purchase price.

     I/PRO's major in-process project was the development of a new data processing system, project name Normandy, which is intended to provide the improved functionality required as the use of the Internet rapidly increases and customer Web site activity increases in volume and complexity. In general, the existing data processing system does not provide sufficient fault tolerance, scalability, and data processing efficiency that will be required to meet future customer needs. Accordingly, customers' long-term product needs required I/PRO to substantially redesign the data processing system to develop new technologies in the areas of: (1) fault tolerance and scalability, (2) system management, (3) data capture and (4) path analysis functionality.

     At the date of the acquisition, management estimated that completion of the Normandy technology would be accomplished by August 1999. The initial development effort had commenced in late 1998. At the acquisition date, the new Normandy technology had not reached a completed prototype stage and beta testing had not yet commenced. At the time of the I/PRO purchase, the Normandy project was approximately 64% complete. The Normandy project was substantially completed within the time originally estimated.

     The value of in-process research and development was determined using an income approach. This approach takes into consideration earnings remaining after deducting from cash flows related to the in-process technology, the market rates of returns on contributory assets, including core developed technology, assembled workforce, working capital and fixed assets. The cash flows are then discounted to present value at an appropriate rate. Discount rates are determined by an analysis of the risks associated with each of the identified intangible assets. The discount rate used for in-process research and development was 30%, a premium over the estimated weighted-average cost of capital of 25%, and the discount rate used for core developed technology was 22%.

     The resulting net cash flows to which the discount rate was applied are based on Engage management's estimates of revenues, cost of revenues, research and development costs, selling and marketing costs, general and administrative costs, and income taxes from such acquired technology. These estimates are based on the assumptions set forth below.

     Management projected average annual revenue increases for the forecast period based on its assessment of future market potential and the ability of I/PRO to successfully implement the Normandy technology. Revenue was predicted to grow at rates comparable to the growth of Internet users and online activity and the impact such growth would have on Internet service companies. Revenue related to the Normandy project was identified.

     These projections are based on Engage management's estimates of the significant growth in the number of companies engaged in e-commerce, the need for e-commerce companies to utilize independent audit, verification and analysis services, expected trends in technology (such as increased speed of the Internet,

                           ENGAGE TECHNOLOGIES, INC.

reduced hardware costs and the resulting increase in new Internet users) and the nature and expected timing of new product introductions by Engage and its competitors. These estimates also include growth related to the use of certain I/PRO technologies in conjunction with Engage's products and the benefits of Engage's incremental financial support and stability.

     I/PRO's estimated cost of sales as a percentage of revenue is expected to significantly decrease on a stand-alone basis (85% in 1998), as certain fixed costs included in cost of sales are spread over a larger revenue base and provide for the realization of efficiencies due to economies of scale. Normandy technology is expected to greatly increase the automation of data processing allowing significant labor cost savings per revenue dollar. Increases in hardware utilization are also expected.

     Due to these savings, the estimated cost of sales as a percentage of revenue is expected to decrease to a low of 20% in the fifth forecast year.

  AdKnowledge (Unaudited)

     On December 22, 1999, Engage completed its acquisition of AdKnowledge Inc. ("AdKnowledge"), a provider of products and services which allow online marketers and ad agencies to plan, target, serve, track and analyze advertising campaigns. Previously, on September 23, 1999, Engage, CMGI, AK Acquisition Corp., a wholly-owned subsidiary of CMGI, AdKnowledge, and Steve Findley, John Mracek and Kevin Wandryk (collectively, the "Shareholder Representative") executed an Agreement and Plan of Merger and Contribution (the "Merger Agreement"). Upon the completion of the transactions contemplated by the Merger Agreement, AdKnowledge became a wholly-owned subsidiary of Engage. Specifically, the Merger Agreement contemplated:

     First, a merger of Transitory Sub with and into AdKnowledge, with AdKnowledge being the surviving corporation (the "Surviving Corporation"). In this merger, all the AdKnowledge preferred shareholders received CMGI common stock and a new class of AdKnowledge common stock ("Surviving Corporation Common Stock"), and all common shareholders of AdKnowledge received shares of Surviving Corporation Common Stock. Upon completion of this merger on November 30, 1999, CMGI owned approximately 88% of the Surviving Corporation Common Stock.

     Second, CMGI and other shareholders of Surviving Corporation contributed their Surviving Corporation Common Stock to Engage in exchange for approximately 10,300,000 shares of Engage common stock (the "Contribution"). Engage issued common stock from its authorized but unissued capital stock.

     Third, Engage consummated a California short-form merger (the "Short-Form Merger") between Surviving Corporation and a wholly-owned subsidiary of Engage ("Engage Sub"), pursuant to which Engage Sub merged with and into Surviving Corporation, with Surviving Corporation being the surviving corporation in such merger. Any remaining holders of Surviving Corporation Common Stock received Engage common stock in this merger.

     Total purchase consideration was valued at approximately $161,000,000, net of cash acquired of $3,000,000. Included in the purchase consideration was $3,800,000 in direct acquisition costs. In connection with the contribution and the Short-Form Merger, Engage issued approximately 9,800,000 shares of its common stock to CMGI for CMGI's 88% interest in Surviving Corporation and approximately 506,000 shares of its common stock directly to shareholders of Surviving Corporation, valued at approximately $142,400,000 in the aggregate. Additionally, stock options to acquire Registrant's common stock issued in the contribution, valued at approximately $18,000,000, have been included in the purchase consideration.

     Contingent consideration, comprised of approximately 414,000 shares of CMGI common stock (adjusted for stock splits), has been placed in escrow (the "Escrow Shares") to satisfy certain performance goals and indemnifications. The value of the Escrow Shares has not been reflected in the aggregate purchase

                           ENGAGE TECHNOLOGIES, INC.

consideration and will be recorded as additional purchase price at the then-fair value upon the attainment of certain performance goals measured through November 30, 2000. Engage issued approximately 1,116,000 of its common shares to CMGI in consideration for the Escrow Shares. No value has been ascribed to the value of these shares. If the performance goals are met and the Escrow Shares are released to the AdKnowledge shareholders, Engage will record the fair value of the CMGI shares issued to AdKnowledge shareholders on the release date as additional purchase price. Any difference in the fair value of Engage shares at the release date compared to the value of the Escrow Shares will be recorded as a capital transaction between entities under common control. Under the terms of an Intercompany Agreement between Engage and CMGI, in the event that any Escrow Shares are returned to CMGI, CMGI shall pay Engage, in cash or other property, a sum equal to the value of the returned Escrow Shares.

     Management is primarily responsible for estimating the fair value of purchased in-process research and development. The portion of the purchase price allocated to in-process research and development was $2,317,000, or approximately 1.2% of the total purchase price. At the acquisition date, AdKnowledge's major in-process projects were: (1) the development of the AdKnowledge System Architecture Upgrade, which was intended to scale its software to handle more customers, internationalize the AdKnowledge System, and help AdKnowledge deploy new features more rapidly; (2) the development of the AdServer Network Capacity Upgrade, which was intended to allow the AdKnowledge System to handle more volume; (3) the AdServer Network Operating System Change, which was intended to improve the managing of AdKnowledge's advertising campaigns; (4) the development of the Optimal Global Domain Name Service, which was intended to optimize traffic flow, delivere advertisements faster, and improve the performance of the AdKnowledge System; and (5) the development of QA Automation Procedures, which was intended to allow AdKnowledge to release features on the AdKnowledge System more quickly and with better quality.

     At the date of the acquisition, management estimated that completion of the Architecture Upgrade technology would be accomplished by August 2000. The initial development effort had commenced in November 1998. At the acquisition date, technological feasibility of the Architecture Upgrade had not been reached. At the time of the AdKnowledge purchase, the Architecture Upgrade project was approximately 57% complete.

     At the date of the acquisition, management estimated that completion of the Capacity Upgrade technology would be accomplished by January 2000. The initial development effort had commenced in October 1999. At the acquisition date, technological feasibilty of the Capacity Upgrade had not been reached. At the time of the AdKnowledge purchase, the Capacity Upgrade project was approximately 65% complete.

     At the date of the acquisition, management estimated that completion of the Operating System technology would be accomplished by March 2000. The initial development effort had commenced in October 1999. At the acquisition date, technological feasibility of the Operating System Change had not been reached. At the time of the AdKnowledge purchase, the Operating System Change project was approximately 28% complete.

     At the date of the acquisition, management estimated that completion of the Optimal Global Domain Name Service technology would be accomplished by June 2000. The initial development effort had commenced in September 1999. At the acquisition date, technological feasibility of the Optimal Global Domain Name Service had not been reached. At the time of the AdKnowledge purchase, the Optimal Global Domain Name Service project was approximately 23% complete.

     At the date of the acquisition, management estimated that completion of the QA Automation Procedures technology would be accomplished by June 2000. The initial development effort had commenced in June 1999. At the acquisition date, technological feasibilty of the QA Automation Procedures had not been reached. At the time of the AdKnowledge purchase, the QA Automation Procedures project was approximately 75% complete.

                           ENGAGE TECHNOLOGIES, INC.

     The value of in-process research and development was determined using an income approach. This approach takes into consideration earnings remaining after deducting from cash flows related to the in-process technology, the market rates of return on contributory assets, including developed technology, assembled workforce, trade names/trademarks, database, working capital and fixed assets. The cash flows are then discounted to present value at an appropriate rate. Discount rates are determined by an analysis of the risks associated with each of the identified intangible assets. The discount rates used for in-process research and development range from 25% to 30%, reflecting a 10% to 15% premium over the estimated weighted-average cost of capital of 15%. These different discount rates reflect the relative risk of the technologies, and their stage of completion.

     The resulting net cash flows to which the discount rates were applied are based on Engage management's estimates of revenues, cost of revenues, research and development costs, selling and marketing costs, general and administrative costs, and income taxes from such acquired technologies. These estimates are based on the assumptions set forth below.

     Management projected average annual revenue increases for the forecast period based on its assessment of future market potential and the ability of AdKnowledge to successfully implement its in-process research and development projects. These growth rates were based on the expected growth of Internet users and online activity and the impact such growth would have on Internet advertising. Revenues related to each of the in-process research and development projects were identified.

     AdKnowledge's estimated cost of sales as a percentage of revenue is expected to decrease on a stand-alone basis, as efficiencies due to economies of scale are realized. The estimated cost of sales as a percentage of revenue is expected to decrease to a low of 30% in the third forecast year.

     AdKnowledge's estimated selling and marketing expenses are expected to be 30% as a percentage of revenues for the entire forecast period. Similarly, general and administrative expenses remained constant at 10%, as a percentage of revenues, for the entire forecast period.

     The acquisition of AdKnowledge has been accounted for using the purchase method, and accordingly, the purchase price has been allocated to the assets purchased and liabilities assumed based upon their fair values at the date of acquisition. The amount of the purchase price allocated to goodwill, developed technology and other identifiable intangible assets is being amortized on a straight-line basis over three years. Amortization of developed technology is charged to cost of product revenue, while amortization of goodwill and other identifiable intangible assets is reflected as a separate component within operating expenses.

     The acquisitions of Accipiter, I/PRO and AdKnowledge have been accounted for using the purchase method, and, accordingly, the purchase prices have been allocated to the assets purchased and liabilities assumed based upon their fair values at the dates of acquisition. The amount of the purchase prices allocated to goodwill and developed technology is being amortized on a straight-line basis over five years for both Accipiter and I/PRO, and over three years for AdKnowledge. The amount of the purchase price allocated to other identifiable intangible assets is being amortized on a straight line basis over the following periods; Accipiter and I/PRO work force over two years, Accipiter trade name over two years, I/PRO tradename over five years, and AdKnowledge developed technology and other intangibles over three years. Amortization of developed technology is charged to cost of product revenue while both goodwill and other identifiable intangible assets are reflected as separate components within operating expenses.

                           ENGAGE TECHNOLOGIES, INC.

     The purchase price of the Accipiter, I/PRO and AdKnowledge acquisitions was allocated as follows:

                                                     ACCIPITER     I/PRO     ADKNOWLEDGE
                                                     ---------    -------    -----------
                                                               (IN THOUSANDS)
                                                                             (UNAUDITED)
Working capital deficit, net of cash acquired of
  $689 for Accipiter, $347 for I/PRO and $3,044 for
  AdKnowledge......................................   $  (249)    $  (498)    $ (7,954)
Property and equipment.............................       262       1,676        4,311
Other assets.......................................         2         230          515
In-process research and development................     9,200       4,500        2,317
Long-term obligations..............................        --        (465)      (4,809)
Goodwill...........................................    20,158      22,288      160,144
Developed technology...............................     1,600       3,000        1,763
Other identifiable intangible assets...............       280       1,920        4,745
                                                      -------     -------     --------
Purchase price, net of cash acquired...............   $31,253     $32,651     $161,032
                                                      =======     =======     ========

     The following table represents the unaudited pro forma results of operations of the Company for the years ended July 31, 1997, 1998 and 1999 and the six months ended January 31, 2000, as if the Accipiter acquisition had occurred on August 1, 1996, the I/PRO acquisition had occurred on August 1, 1997, and the AdKnowledge acquisition had occurred on August 1, 1998. These pro forma results include adjustments for the amortization of goodwill and other intangibles and deferred compensation and the elimination of amounts expensed for in-process research and development and for the issuance of shares used in the acquisition. They have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisitions been made at the beginning of the periods noted or of results that may occur in the future.

                                                    JULY 31,
                                        ---------------------------------    JANUARY 31,
                                          1997        1998        1999          2000
                                        --------    --------    ---------    -----------
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenues..........................  $    428    $  7,348    $  22,911     $ 24,250
Net loss..............................   (16,825)    (23,149)    (104,104)     (65,503)
Pro forma net loss per share..........      (.28)       (.32)       (1.17)        (.60)

(8) DEBT TO CMGI

     In May 1999, the Company formalized its borrowing arrangement with CMGI and executed a secured convertible demand note with CMGI dated February 1, 1999. Advances accrue interest at the annual rate of 7%, and advances and accrued interest may be prepaid without penalty. Advances outstanding under this note are secured by substantially all assets and intellectual property of the Company and principal, and accrued interest may be converted at the option of CMGI into shares of Series C Preferred Stock or common stock. The number of Series C Preferred shares or common shares to be issued upon conversion of each borrowing represented by the note is based on the estimated fair value of the Company at the end of the period in which such borrowing was made.

     In accordance with this arrangement, CMGI elected to convert advances and accrued interest outstanding in the amount of $37,447,000 into 413,564 shares of Series C Preferred Stock. An additional $5,329,000 was converted into 710,524 shares of common stock at the initial public offering price per common share.

                           ENGAGE TECHNOLOGIES, INC.

(9) LEASES

     The Company leases certain computer equipment under capital leases which expire at various dates through November 2002.

     In addition to leasing computer equipment under various capital leases, the Company has entered into noncancelable operating leases covering certain of its office facilities and equipment which expire through 2004. In addition, the Company pays CMGI for office facilities used as the Company's headquarters for which it is charged based upon an allocation of the total costs for the facilities at market rates.

     The Company leases certain property and equipment from a subsidiary of CMGI. Under the arrangement, the related party negotiates the terms and conditions of the lease and obtains the assets to be leased. The related party bears all liability for payment, and the Company is not financially obligated under the leases. The Company is charged the actual lease fees paid by the related party, plus an additional administrative charge that approximates the fair value of the services received.

     Total rent expense amounted to $305,000, $483,000 and $1,169,000 for the years ended July 31, 1997, 1998 and 1999, respectively. Rent expense for office facilities paid to CMGI amounted to approximately $274,000, $258,000 and $335,000 for the years ended July 31, 1997, 1998 and 1999, respectively. Rent expense for equipment paid to a subsidiary of CMGI amounted to approximately $31,000, $125,000 and $302,000 for the years ended July 31, 1997, 1998 and 1999, respectively.

     Minimum annual rental commitments are as follows at July 31, 1999:

                                                              OPERATING    CAPITAL
                                                               LEASES      LEASES
                                                              ---------    -------
                                                                 (IN THOUSANDS)
2000........................................................   $  833       $336
2001........................................................      716        311
2002........................................................      643         76
2003........................................................      206          4
2004........................................................      154         --
                                                               ------       ----
                                                               $2,552        727
                                                               ======
Less: amount representing interest..........................                  58
                                                                            ----
Present value of capital lease obligations..................                $669
                                                                            ====
Comprised of:
  Current portion...........................................                $302
  Non-current portion.......................................                 367
                                                                            ----
                                                                            $669
                                                                            ====

(10) INCOME TAXES

     No provision for federal or state income taxes has been recorded as the Company incurred net operating losses for all periods presented. At July 31, 1999, the Company had no significant net operating loss carryforwards available to offset future federal taxable income as the Company's parent, CMGI, has utilized substantially all of the Company's net operating losses through July 31, 1999. The Company has recorded a full valuation allowance against its deferred tax assets since management believes that, after considering all the available objective evidence, both positive and negative, historical and prospective, with greater weight given to historical evidence, it is not more likely than not that these assets will be realized. No income tax benefit has been recorded for all periods presented because of the valuation allowance.

                           ENGAGE TECHNOLOGIES, INC.

     Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of federal deferred tax assets (liabilities) are comprised of the following:

                                                                   JULY 31,
                                                              -------------------
                                                               1998        1999
                                                              -------    --------
                                                                (IN THOUSANDS)
Deferred tax assets:
  Research credits..........................................  $    72    $     72
  Deferred revenue..........................................      288       2,337
  Accruals and other reserves...............................      377       2,456
  Loss carryforwards........................................    1,862      12,351
  Depreciation and amortization.............................      345          --
  Basis difference in available for sale securities.........      821         615
                                                              -------    --------
  Total gross deferred tax assets...........................    3,765      17,831
Less: Valuation allowance...................................   (3,765)    (16,549)
                                                              -------    --------
Net deferred tax assets.....................................       --       1,282
                                                              -------    --------
Deferred tax liabilities:
  Depreciation and amortization.............................       --      (1,282)
                                                              -------    --------
Net deferred taxes..........................................  $    --    $     --
                                                              =======    ========

     Subsequently reported tax benefits relating to the valuation allowance for deferred tax assets as of July 31, 1998 and 1999 will be allocated as follows:

                                                                   JULY 31,
                                                              -------------------
                                                               1998        1999
                                                              -------    --------
Income tax benefit that would be recognized in the
  consolidated statements of operations.....................  $ 2,085    $  4,760
Goodwill and other non-current intangible assets............    1,189      11,504
Accumulated other comprehensive income (loss)...............      491         285
                                                              -------    --------
                                                              $ 3,765    $ 16,549
                                                              =======    ========

     The Company has net operating loss carryforwards for Massachusetts tax purposes of approximately $10,700,000 and $11,000,000 as of July 31, 1998 and July 31, 1999, respectively. The net operating loss carryforwards will expire from 2001 through 2003. In addition, the Company has net operating loss carryforwards for North Carolina tax purposes of approximately $4,400,000 and $8,300,000 as of July 31, 1998 and July 31, 1999, respectively, which will expire from 2001 through 2003, of which $2,700,000 is related to losses incurred by Accipiter, Inc. prior to its acquisition by the Company. The Company also has net operating loss carryforwards for California tax purposes of $16,500,000 as of July 31, 1999, of which, $15,000,000 is related to the pre-acquisition period of I/PRO. The Company also has $2,700,000 of federal net operating loss carryforwards, which will expire from 2011 through 2012, related to losses incurred by Accipiter, Inc. prior to its acquisition.

     The tax benefits related to net operating loss carryforwards from the pre-acquisition periods of Accipiter and I/PRO, when realized, will be recorded as a decrease in goodwill and other non-current intangible assets. The utilization of these net operating losses may be limited pursuant to Internal Revenue Code Section 382 as a result of prior and future ownership changes.

                           ENGAGE TECHNOLOGIES, INC.

(11) STOCKHOLDERS' EQUITY

  Issuance of Common Stock to Compaq Computer

     Immediately prior to the effectiveness of the Company's initial public offering, the Company sold 1,876,000 shares of common stock to Compaq Computer Corporation for net proceeds of approximately $13,082,000.

  Public Offering of Common Stock

     In July 1999, the Company completed its initial public offering for the sale of 13,800,000 shares of common stock. The Company received proceeds of approximately $94,755,000, net of underwriting discounts and expenses associated with the offering.

  Authorized Share Increase and Stock Split

     In June 1999, the Board of Directors approved an increase in the number of authorized common shares from 30,000,000 to 150,000,000. Upon approval of the share increase, a two-for-one stock split was declared.

  Unaudited

     In February 2000, the Company's Board of Directors approved a two-for-one stock split of the Company's common stock, effected in the form of a stock dividend of one share of common stock for each share of common stock outstanding. The stock dividend is payable on April 3, 2000 to stockholders of record at the close of business on March 20, 2000.

     Accordingly, the consolidated financial statements have been retroactively adjusted for all periods presented to reflect both stock splits event (see also note 17).

  Deferred Compensation

     Engage recorded deferred compensation of $1,700,000 in 1998 related to the Accipiter acquisition and $4,200,000 in 1999, representing the difference between the exercise price of stock options granted and the estimated fair market value of the underlying common stock at the date of grant. The difference is recorded as a reduction of stockholders' equity and is being amortized over the vesting period of applicable options, typically four years. Of the total deferred compensation amount, $1.9 million had been amortized as of July 31, 1999 and $1,700,000 has been reversed due to forfeiture of unvested common shares and stock options. The amortization of deferred compensation is recorded as an operating expense.

  Preferred Stock

     In July 1998, the Company's shareholders authorized 5,000,000 shares of preferred stock, of which 1,500,000 have been designated as Series A convertible preferred stock ("Series A Preferred Stock"), 238,597 shares have been designated as Series B convertible preferred stock ("Series B Preferred Stock"), and 2,000,000 shares have been designated as Series C Convertible Preferred Stock ("Series C Preferred Stock").

  Series A Preferred Stock

     In July 1998, the Board of Directors authorized and issued 800,000 shares of Series A Preferred Stock in exchange for 32,000,000 shares of the Company's common stock and $8,000,000 in principal amount of debt to CMGI. The Series A Preferred Stock is entitled to receive annual dividends at 7%, as and if declared. As of and prior to July 31, 1999, no dividends had been declared or paid by the Company. Each share of Series A Convertible Preferred Stock votes on an as-converted basis and is convertible into forty shares of common stock under certain conditions and subject to certain adjustments. In the event of any liquidation, dissolution

                           ENGAGE TECHNOLOGIES, INC.

or winding up of the Company, the Series A Preferred Stock has a liquidation preference of $5 per share, plus cumulative dividends of 7% compounded annually beginning on February 1, 1998. The Series A Preferred Stock is convertible into common stock immediately at the option of the holder.

     In July 1998, the Board of Directors authorized the issuance of an additional 700,000 shares of Series A Preferred Stock to CMGI in connection with the Company's acquisition of Accipiter, Inc.

     All outstanding shares of Series A Preferred Stock converted to 60,000,000 shares of common stock upon the completion of the Company's initial public offering.

  Series B Preferred Stock

     In August 1998, the Board of Directors designated and issued 238,597 shares of Series B Preferred Stock. Proceeds from the sale were $1,934,000, net of issuance costs of $6,000. Each share of Series B Preferred Stock votes on an as-converted basis and is convertible into four shares of common stock under certain conditions and subject to certain adjustments. In the event of any liquidation, dissolution or winding up of the Company, the Series B Preferred Stock has a liquidation preference of $8.38 per share, subject to the prior payment of the liquidation preference on Series A Preferred Stock. The Series B Preferred Stock is convertible into common stock immediately at the option of the holder.

     All outstanding shares of Series B Preferred Stock converted to 954,388 shares of common stock upon the completion of the Company's initial public offering.

  Series C Convertible Preferred Stock

     In May 1999, the Board of Directors approved the designation of 2,000,000 shares of the Company's preferred stock as Series C Convertible Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock is entitled to receive noncumulative annual dividends, payable when, as and if declared at the rate of 7% per annum. In the event of any liquidation, dissolution or winding up of the Company, the Series C Preferred Stock ranks senior to the Series B Preferred Stock and pari passu with the Series A Preferred Stock, and has a liquidation preference equal to its purchase price plus dividends computed at 7% per share per annum. Each share of Series C Preferred Stock votes on an as-converted basis and is convertible at the option of the holder into forty shares of common stock, subject to certain adjustments. During fiscal 1999, the Company issued 413,564 shares of Series C Preferred Stock in connection with its borrowing agreement with CMGI (see Note 8).

     All outstanding shares of Series C Preferred Stock converted to 16,542,560 shares of common stock upon the completion of the Company's initial public offering.

(12) STOCK OPTION PLANS

  Engage 1995 Equity Incentive Plan

     In August 1995, the Company's board of directors and stockholders approved the 1995 Equity Incentive Plan (the "1995 Plan"). Under the 1995 Plan, up to 30,000,000 non-qualified stock options or incentive stock options may be granted to the Company's or its affiliates' employees, as defined. The Board of Directors administers this plan, selects the individuals to whom options will be granted, and determines the number of shares and exercise price of each option. Options granted under the 1995 Plan typically vest over a four year period, with 25% of options granted becoming exercisable one year from the date of grant and the remaining 75% vesting monthly for the next thirty-six (36) months.

                           ENGAGE TECHNOLOGIES, INC.

  1999 Stock Option Plan for Non-Employee Directors

     The 1999 Stock Option Plan for Non-Employee Directors (the "1999 Directors Plan") was adopted by the board of directors in June 1999. Under the terms of the 1999 Directors Plan, directors who are not employees of Engage or any subsidiary of Engage and not affiliates of an institutional investor that owns shares of Engage's common stock receive nonstatutory options to purchase shares of Engage's common stock. A total of 500,000 shares of common stock may be issued upon exercise of options granted under the plan. The board of directors has discretion to establish the terms of options granted under the plan. All options must have an exercise price equal to the fair market value of the common stock on the date of grant.

     The following table reflects activity and historical prices of stock options under the Company's 1995 Plan and the 1999 Stock Option Plan for Non-Employee Directors for the three years ended July 31, 1999:

                                                            YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------
                                           1997                    1998                    1999
                                   ---------------------   ---------------------   ---------------------
                                                WEIGHTED                WEIGHTED                WEIGHTED
                                     NUMBER     AVERAGE      NUMBER     AVERAGE      NUMBER     AVERAGE
                                       OF       EXERCISE       OF       EXERCISE       OF       EXERCISE
                                     SHARES      PRICE       SHARES      PRICE       SHARES      PRICE
                                   ----------   --------   ----------   --------   ----------   --------
Options outstanding, beginning of
  period.........................   5,151,000    $0.08      4,782,000    $0.12      8,296,108    $0.54
Granted..........................   1,807,000     0.30      6,581,000     0.73     12,877,020     4.79
Exercised........................    (375,000)    0.06         (3,200)    0.22     (1,066,796)    0.52
Cancelled........................  (1,801,000)    0.19     (3,063,692)    0.28     (1,964,052)    2.06
                                   ----------    -----     ----------    -----     ----------    -----
Options outstanding, end of
  period.........................   4,782,000    $0.12      8,296,108    $0.54     18,142,280    $3.40
                                   ==========    =====     ==========    =====     ==========    =====
Options exercisable, end of
  period.........................   1,212,356    $0.06      1,278,888    $0.15      3,192,838    $0.40
                                   ==========    =====     ==========    =====     ==========    =====
Options available for grant, end
  of period......................   2,843,000               2,904,640              10,872,724
                                   ==========              ==========              ==========

     The following table summarizes information about stock options under the Company's 1995 Plan outstanding at July 31, 1999:

                                                  OPTIONS OUTSTANDING                   OPTIONS EXERCISABLE
                                      -------------------------------------------   ----------------------------
                                                      WEIGHTED
                                                      AVERAGE
                                                     REMAINING        WEIGHTED                       WEIGHTED
                                        NUMBER      CONTRACTUAL       AVERAGE         NUMBER         AVERAGE
RANGE OF EXERCISE PRICES              OUTSTANDING   LIFE (YEARS)   EXERCISE PRICE   OUTSTANDING   EXERCISE PRICE
------------------------              -----------   ------------   --------------   -----------   --------------
$0.01-$0.21.........................   4,757,772        2.9            $0.11         2,327,640        $0.10
$0.22-$0.42.........................     162,000        2.2             0.36           113,704         0.36
$0.43-$0.84.........................      76,852        2.7             0.52            47,780         0.52
$0.85-$1.47.........................   2,843,176        3.8             1.19           636,458         1.19
$1.48-$2.10.........................     686,000        4.4             2.10            33,332         2.10
$2.11-$2.53.........................   1,328,184        4.6             2.47                --           --
$2.54-$7.46.........................   3,743,696        4.8             5.02            33,924         4.60
$7.47-$7.50.........................   4,544,000        4.9             7.50                --           --
$7.51-$15.50........................         600        5.0            15.50                --           --
                                      ----------                                     ---------
                                      18,142,280        4.1            $3.40         3,192,838        $0.40
                                      ==========                                     =========

                           ENGAGE TECHNOLOGIES, INC.

  CMGI 1986 Stock Option Plan

     Certain Engage employees have been granted stock options under the CMGI 1986 Stock Option Plan (the "1986 Plan"). Options under the 1986 Plan are granted at fair market value on the date of the grant and are generally exercisable in equal cumulative installments over a four-to-ten year period beginning one year after the date of grant. Outstanding options under the 1986 Plan expire through 2007. Under the 1986 Plan, non-qualified stock options or incentive stock options may be granted to CMGI's or its subsidiaries' employees, as defined. The board of directors of CMGI administers this plan, selects the individuals to whom options will be granted, and determines the number of shares and exercise price of each option. The following table reflects activity and historical prices of stock options granted to Company employees under CMGI's 1986 Plan for the three years ended July 31, 1999:

                                                              YEAR ENDED JULY 31,
                                         --------------------------------------------------------------
                                                1997                 1998                  1999
                                         ------------------   -------------------   -------------------
                                                   WEIGHTED              WEIGHTED              WEIGHTED
                                         NUMBER    AVERAGE     NUMBER    AVERAGE     NUMBER    AVERAGE
                                           OF      EXERCISE      OF      EXERCISE      OF      EXERCISE
                                         SHARES     PRICE      SHARES     PRICE      SHARES     PRICE
                                         -------   --------   --------   --------   --------   --------
Options outstanding, beginning of
  period...............................  320,640    $0.46      362,480    $0.62      281,560    $1.06
Granted................................   97,600     0.97      160,000     1.16      615,200     5.00
Exercised..............................  (43,760)    0.07     (212,584)    0.42     (124,850)    1.02
Cancelled..............................  (12,000)    0.88      (28,336)    0.92           --       --
                                         -------    -----     --------    -----     --------    -----
Options outstanding, end of period.....  362,480    $0.62      281,560    $1.06      771,910    $4.20
                                         =======    =====     ========    =====     ========    =====
Options exercisable, end of period.....  167,196    $0.40       37,204    $0.88       33,828    $0.99
                                         =======    =====     ========    =====     ========    =====

     The following table summarizes information about stock options under the CMGI 1986 Stock Plan outstanding at July 31, 1999:

                             OPTIONS OUTSTANDING                   OPTIONS EXERCISABLE
                  ------------------------------------------   ----------------------------
                                 WEIGHTED
                                  AVERAGE
                                 REMAINING
                                CONTRACTUAL      WEIGHTED                       WEIGHTED
RANGE OF            NUMBER         LIFE          AVERAGE         NUMBER         AVERAGE
EXERCISE PRICES   OUTSTANDING     (YEARS)     EXERCISE PRICE   OUTSTANDING   EXERCISE PRICE
---------------   -----------   -----------   --------------   -----------   --------------
  $0.81-$0.97        59,040        1.88           $0.91          27,494          $0.87
     $1.16           93,334        3.24            1.16           3,332           1.16
     $1.88            4,336        1.32            1.88           3,002           1.88
     $5.00          615,200        4.13            5.00              --             --
                    -------                                      ------
                    771,910        3.83           $4.20          33,828          $0.99
                    =======                                      ======

     SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), sets forth a fair-value based method of recognizing stock-based compensation expense. As permitted by SFAS 123, the Company has elected to continue to apply APB No. 25 to account for its stock-based compensation plans. Had compensation cost for awards in fiscal 1997, 1998 and 1999 under the Company's stock-based compensation plans been determined based on the fair value method set forth under SFAS 123, the pro forma effect on the Company's net loss would have been as follows:

                               YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                             JULY 31, 1997               JULY 31, 1998               JULY 31, 1999
                        ------------------------    ------------------------    ------------------------
                        AS REPORTED    PRO FORMA    AS REPORTED    PRO FORMA    AS REPORTED    PRO FORMA
                        -----------    ---------    -----------    ---------    -----------    ---------
Net loss..............   $(10,262)     $(10,385)     $(13,837)     $(14,195)     $(32,003)     $(36,166)

                           ENGAGE TECHNOLOGIES, INC.

     The fair value of each stock option grant has been estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for fiscal 1997, 1998 and 1999, respectively: volatility of 66.69%, 90.07% and 98.44%; risk-free interest rate of 6.19%, 5.48% and 5.43%;
expected life of options of 4.0, 3.4 and 2.4 years; and 0% dividend yield for all years. The weighted average fair value per share of options granted during fiscal 1997, 1998 and 1999 was $0.17, $0.43 and $2.74, respectively.

     The fair value of each stock option granted under the CMGI 1986 Plan has been estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for fiscal 1997, 1998 and 1999, respectively: volatility of 66.69%, 90.07% and 100.00%; risk-free interest rate of 6.19%, 5.50% and 5.16%; expected life of options of 6.2, 4.2 and 2.5 years; and 0% dividend yield for all years. The weighted average fair value per share of options granted during fiscal 1997, 1998 and 1999 was $0.65, $0.79 and $2.99, respectively.

  1999 Employee Stock Purchase Plan

     1999 Employee Stock Purchase Plan ("1999 ESPP") was adopted by the board of directors in June 1999. The 1999 ESPP provides for the issuance of a maximum of 1,500,000 shares of common stock and will be administered by the compensation committee. All employees of Engage whose customary employment is for more than 20 hours per week and for more than 6 months in any calendar year are eligible to participate in the 1999 ESPP. As of July 31, 1999, no shares have been issued under the 1999 ESPP.

(13) COMPREHENSIVE INCOME

     Effective August 1, 1998, the Company adopted Statement of Financial Accounting Standard ("SFAS") No. 130, "Reporting Comprehensive Income" ("SFAS 130"). This statement requires that all components of comprehensive income be reported in the financial statements in the period in which they are recognized. The components of comprehensive loss for the Company include net loss, the net change in foreign currency translation adjustments and unrealized holding gains and losses on available-for-sale securities. The financial statements of prior periods have been reclassified for comparative purposes.

     The components of comprehensive loss, net of income taxes, are as follows:

                                                                            SIX MONTHS ENDED
                                            YEAR ENDED JULY 31,               JANUARY 31,
                                      --------------------------------    --------------------
                                        1997        1998        1999        1999        2000
                                      --------    --------    --------    --------    --------
                                                                              (UNAUDITED)
Net loss............................  $(10,262)   $(13,837)   $(32,003)   $(10,579)   $(37,901)
Foreign currency adjustments........        --          --         340         345          91
Net unrealized holding gain (loss)
  arising during the period.........        --      (1,193)        500       1,113         704
                                      --------    --------    --------    --------    --------
Comprehensive loss..................  $(10,262)   $(15,030)   $(31,163)   $ (9,121)   $(37,106)
                                      ========    ========    ========    ========    ========

                           ENGAGE TECHNOLOGIES, INC.

     The components of accumulated comprehensive income (loss) are as follows:

                                                                                         ACCUMULATED
                                                                        UNREALIZED          OTHER
                                                          FOREIGN          GAINS        COMPREHENSIVE
                                                         CURRENCY        (LOSSES)          INCOME
                                                        ADJUSTMENTS    ON SECURITIES       (LOSS)
                                                        -----------    -------------    -------------
                                                                       (IN THOUSANDS)
Balance, July 31, 1997................................     $ --           $    --          $    --
Activity, fiscal 1998.................................       --                --               --
                                                           ----           -------          -------
Balance, July 31, 1998................................       --            (1,193)          (1,193)
Activity, fiscal 1999.................................      340               500              840
                                                           ----           -------          -------
Balance, July 31, 1999................................      340              (693)            (353)
Activity, six months ended January 31, 2000
  (unaudited).........................................       91               704              795
                                                           ----           -------          -------
Balance, January 31, 2000.............................     $431           $    11          $   442
                                                           ====           =======          =======

(14) CONCENTRATION OF CREDIT RISK

     Amounts included in the consolidated balance sheets for accounts receivable, debt to CMGI, accounts payable and accrued expenses approximate their fair value due to their short maturities. Financial instruments that potentially subject the Company to credit risk consist primarily of accounts receivable and cash investments. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral or other security against trade receivable balances; however, it does maintain reserves for potential credit losses and such losses have been within management's expectations. At July 31, 1999, substantially all of the Company's cash and cash equivalents are invested in one money market fund with a major bank.

     The Company's revenue for the year ended July 31, 1997 was derived from one customer. Sales to three customers accounted for 20%, 12% and 11% of total revenues for the year ended July 31, 1998. Sales to one customer accounted for 12% of total revenues for the year ended July 31, 1999. Sales to two customers accounted for 11% and 10% of total revenues for the six months ended January 31, 1999 and sales to one customer accounted for 14% of total revenues for the six months ended January 31, 2000. Accounts receivable due from three customers approximated 23%, 12% and 12% of total accounts receivable at July 31, 1998. Accounts receivable from two customers approximated 14% and 11% of total accounts receivable at July 31, 1999. The Company's customer base consists of geographically diverse customers across many industries.

(15) RELATED PARTY TRANSACTIONS

     CMGI has provided the Company with systems and related services ("enterprise services") at amounts that approximated the fair value of services received in each of the periods presented in these financial statements. The Company also occupies facilities that are leased by CMGI, whereby CMGI charges the Company for its share of rent and related facility costs through an allocation based upon the company's headcount in relation to total headcount for all CMGI companies located in the premises. The Company has also purchased certain employee benefits (including 401(k) plan participation by employees of the Company) and insurance (including property and casualty insurance) through CMGI. Amounts due CMGI are included

                           ENGAGE TECHNOLOGIES, INC.

in "Debt to CMGI" on the consolidated balance sheets (see note 8). The following summarizes the expenses allocated to the Company by CMGI for enterprise services, rent and facilities and human resources:

                                                              YEAR ENDED JULY 31,
                                                              --------------------
                                                              1997    1998    1999
                                                              ----    ----    ----
Enterprise services.........................................  $129    $201    $223
Rent and facilities.........................................  $312    $366    $434
Human resources.............................................  $ 11    $ 30    $156

     In addition, beginning in fiscal 1997, the Company outsources data center operations and management information services from CMGI and one of its affiliates, for which fees were charged at estimated fair value of $1,162,000, $889,000 and $2,122,000 during the years ended July 31, 1997, 1998 and 1999, respectively.

     The Company leases certain property and equipment from a subsidiary of CMGI. Under the arrangement, the related party negotiates the terms and conditions of the lease and obtains the assets to be leased. The related party bears all liability for payment, and the Company is not financially obligated under the leases. The Company is charged the actual lease fees paid by the related party, plus an additional administrative charge that approximates the fair value of the services received (see note 9).

     The Company sells its products and services to companies that CMGI has an investment interest or a significant ownership interest. The Company sold no products to related parties in fiscal 1997. Total revenue realized from sales to related parties were $235,000, $1,938,000, $894,000 and $2,466,000 for the fiscal year ended July 31, 1998 and 1999 and the six months ended January 31, 1999 and 2000, respectively. The related cost of revenue is consistent with the costs incurred on similar transactions with unrelated parties.

(16) GEOGRAPHIC INFORMATION

     The Company currently has offices in the United States and the United Kingdom. The Company markets its products worldwide. Revenues are grouped into three main geographic areas; United States, Europe and Rest of world. Revenue was distributed by geography as follows:

                                                               YEAR ENDED JULY 31,
                                                            -------------------------
                                                            1997     1998      1999
                                                            ----    ------    -------
United States.............................................  $25     $1,584    $13,241
Europe....................................................   --         71      1,199
Rest of world.............................................   --        562      1,583
                                                            ---     ------    -------
                                                            $25     $2,217    $16,023
                                                            ===     ======    =======

     The Company's assets located outside of the United States are immaterial to the Company's financial statements.

(17) PENDING ACQUISITION (UNAUDITED)

     On January 19, 2000, Engage and CMGI, the majority stockholder of Engage, executed an Agreement and Plan of Merger and Contribution (the "Agreement") pursuant to which Engage will acquire Adsmart Corporation ("Adsmart") and Flycast Communications Corporation ("Flycast"). Under the terms of the Agreement, Engage will acquire Flycast and Adsmart from CMGI and will issue to CMGI approximately 65 million shares of common stock of Engage. The transaction will be accounted for as a combination of entities under common control (i.e., "as if pooling"), and is subject to certain conditions and the approval of Engage's stockholders. CMGI has agreed to vote the shares of common stock of Engage held by it in favor of the transaction. The fair value of Engage's purchase consideration to be paid to CMGI in excess of CMGI's carrying values of the net assets of Flycast and Adsmart on the consummation date will be charged to equity.

                           ENGAGE TECHNOLOGIES, INC.

The transaction is expected to be completed in April or May 2000. Direct costs of the Adsmart and Flycast acquisitions, consisting primarily of investment banker and legal and accounting fees approximating $4.7 million, will be expensed upon the closing of the acquisitions (see note 18(b)).

(18) SUBSEQUENT EVENT (UNAUDITED)

  (a) Stock Split

     In February 2000, the Company's Board of Directors approved a two-for-one stock split of the Company's common stock, effected in the form of a stock dividend of one share of common stock for each share of common stock outstanding. The stock dividend is payable on April 3, 2000 to stockholders of record at the close of business on March 20, 2000. Accordingly, the consolidated financial statements have been retroactively adjusted for all periods presented to reflect this event.

  (b) Law Suit

     On March 16, 2000, a derivative action was filed in the Court of Chancery of the State of Delaware against Edward A. Bennett, Christopher A. Evans, Craig
D. Goldman, Andrew J. Hajducky, III, Frederic D. Rosen, Paul L. Schaut, David S. Wetherell, members of the Company's Board of Directors, CMGI, Inc., the majority stockholder of the Company and the Company, as nominal defendant. The complaint alleges that, in connection with the proposed sale by CMGI of Flycast Communications Corporation and Adsmart Corporation to the Company, CMGI and the individual defendants have violated their fiduciary duties. The Company believes that the complaint is without merit and expects that its Board of Directors will contest the claims vigorously.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders
Internet Profiles Corporation:

     In our opinion, the accompanying balance sheets and the related statements of operations, of stockholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of Internet Profiles Corporation at December 31, 1998 and 1997 and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred recurring losses from operations and has an accumulated deficit of $27,768,378 at December 31, 1998 that raise substantial doubt as to its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ PricewaterhouseCoopers LLP


San Jose, California
March 1, 1999

                         INTERNET PROFILES CORPORATION

                                 BALANCE SHEETS
                 DECEMBER 31, 1998 AND 1997 AND MARCH 31, 1999

                                                                      DECEMBER 31,
                                                              ----------------------------     MARCH 31,
                                                                  1997            1998            1999
                                                              ------------    ------------    ------------
                                                                                              (UNAUDITED)
                                                  ASSETS
Current assets:
    Cash and cash equivalents...............................  $  5,641,857    $  1,191,604    $    410,578
    Accounts receivable, net of allowance of $232,655 and
      $308,586 as of December 31, 1997 and 1998, and
      $434,002 as of March 31, 1999, respectively...........       680,785         778,693         799,417
    Accounts receivable from corporate partner and investor,
      net of allowance of $47,074 and $50,000 as of December
      31, 1997 and 1998, and $50,000 as of March 31, 1999,
      respectively..........................................       222,209         268,090         168,934
    Prepaid expenses and other current assets...............       210,840         376,999         322,834
                                                              ------------    ------------    ------------
         Total current assets...............................     6,755,691       2,615,386       1,701,763
Property and equipment, net.................................     2,365,613       1,875,951       1,675,660
Other assets, net...........................................       230,606         254,403         255,068
                                                              ------------    ------------    ------------
         Total assets.......................................  $  9,351,910    $  4,745,740    $  3,632,491
                                                              ============    ============    ============
                              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Current portion of capital lease and loan obligation....  $    913,071    $  3,065,221    $  2,867,989
    Accounts payable........................................       492,083          60,913         540,122
    Accrued expenses........................................       513,589         821,799       1,044,659
    Commission payable to corporate partner and investor
      (Note 6)..............................................       259,688         236,454          97,926
    Deferred revenue........................................        37,973          15,525          17,325
    Current portion of license accrual......................        58,334         175,000              --
                                                              ------------    ------------    ------------
         Total current liabilities..........................     2,274,738       4,374,912       4,568,021
Capital lease and loan obligation, less current portion.....       884,973         533,762         465,318
License accrual, less current portion.......................       116,666              --              --
                                                              ------------    ------------    ------------
         Total liabilities..................................     3,276,377       4,908,674       5,033,339
Commitments (Note 6) Stockholders' equity (deficit):
    Convertible preferred stock, $0.001 par value:
    Authorized: 27,628,134 shares
    Series A (liquidation value: $68,737): Issued and
      outstanding: 1,140,350 shares as of December 31, 1997
      and 1998, and March 31, 1999..........................         1,140           1,140           1,140
    Series B (liquidation value: $679,542): Issued and
      outstanding: 2,788,289 shares as of December 31, 1997
      and 1998, and 2,889,639 shares as of March 31, 1999...         2,788           2,788           2,889
    Series C (liquidation value: $4,113,184): Issued and
      outstanding: 2,168,586 shares as of December 31, 1997,
      1998, and March 31, 1999..............................         2,169           2,169           2,169
    Series D (liquidation value: $7,178,167): Issued and
      outstanding: 18,303,009 shares as of December 31,
      1997, and 21,174,535 shares as of December 31, 1998
      and March 31, 1999....................................        18,303          21,175          21,175
  Common stock, $0.001 par value: Authorized: 75,000,000
    shares Issued and outstanding: 2,383,475 shares as of
    December 31, 1997, 4,553,463 shares as of December 31,
    1998, and 8,010,206 shares as of March 31, 1999.........         2,384           4,554           8,011
Notes receivable from stockholders (Note 7).................            --         (69,468)       (206,338)
Additional paid-in capital..................................    25,899,443      27,643,086      27,895,046
Accumulated deficit.........................................   (19,850,694)    (27,768,378)    (29,124,940)
                                                              ------------    ------------    ------------
         Total stockholders' equity (deficit)...............     6,075,533        (162,934)     (1,400,848)
                                                              ------------    ------------    ------------
         Total liabilities and stockholder's equity
           (deficit)........................................  $  9,351,910    $  4,745,740    $  3,632,491
                                                              ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                         INTERNET PROFILES CORPORATION

                            STATEMENTS OF OPERATIONS

                                               FOR THE YEARS ENDED       FOR THREE MONTHS ENDED
                                                  DECEMBER 31,                  MARCH 31,
                                            -------------------------   -------------------------
                                               1997          1998          1998          1999
                                            -----------   -----------   -----------   -----------
                                                                               (UNAUDITED)
Revenues..................................  $ 3,050,244   $ 4,557,754   $   911,880   $ 1,701,312
Cost of revenues..........................    3,502,485     3,889,330       971,225     1,133,099
                                            -----------   -----------   -----------   -----------
          Gross margin (loss).............     (452,241)      668,424       (59,345)      568,213
Operating expenses:
     Research and development.............    2,631,864     2,890,819       519,486       639,063
     General and administrative...........    1,751,975     2,766,812       569,582       594,911
     Sales and marketing..................    1,882,742     3,112,174       569,080       962,911
                                            -----------   -----------   -----------   -----------
          Loss from operations............   (6,718,822)   (8,101,381)   (1,717,493)   (1,628,672)
Interest income...........................       78,043       125,935        62,125         3,562
Interest expense..........................     (186,930)     (127,238)      (42,570)      (26,916)
Other income (Note 9).....................           --       185,000            --       295,464
                                            -----------   -----------   -----------   -----------
          Net loss........................  $(6,827,709)  $(7,917,684)  $(1,697,938)  $(1,356,562)
                                            ===========   ===========   ===========   ===========
Net loss per share--basic and diluted.....  $     (3.38)  $     (2.70)  $     (0.17)  $     (0.06)
                                            ===========   ===========   ===========   ===========
Shares used in computing per share
  calculation--basic and diluted..........    2,022,536     2,933,689     9,704,000    21,756,211
                                            ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                         INTERNET PROFILES CORPORATION

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1998 AND FOR THE THREE MONTHS ENDED
                                 MARCH 31, 1999

                                                                     CONVERTIBLE PREFERRED STOCK
                                         -----------------------------------------------------------------------------------
                                              SERIES A             SERIES B             SERIES C              SERIES D
                                         ------------------   ------------------   ------------------   --------------------
                                          SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT     SHARES     AMOUNT
                                         ---------   ------   ---------   ------   ---------   ------   ----------   -------
Balances, December 31, 1996............  1,140,350   $1,140   2,788,289   $2,788   2,168,586   $2,169           --       --
 Issuance of Series D preferred stock
   for cash at $0.339 per share net of
   issuance costs of $59,921...........         --      --           --      --           --      --    18,303,009   $18,303
 Exercise of options in exchange for
   cash................................         --      --           --      --           --      --            --       --
 Issuance of common stock in exchange
   for technologies....................         --      --           --      --           --      --            --       --
 Net loss..............................         --      --           --      --           --      --            --       --
                                         ---------   ------   ---------   ------   ---------   ------   ----------   -------
Balances, December 31, 1997............  1,140,350   1,140    2,788,289   2,788    2,168,586   2,169    18,303,009   18,303
 Issuance of Series D preferred stock
   for cash at $0.339 per share, net of
   issuance costs of $14,473...........         --      --           --      --           --      --     2,871,526    2,872
 Exercise of options in exchange for
   cash................................         --      --           --      --           --      --            --       --
 Issuance of non-statutory options to
   employees...........................         --      --           --      --           --      --            --       --
 Issuance of common stock in connection
   with exercise of warrants...........         --      --           --      --           --      --            --       --
 Exercise of options in exchange for
   promissory notes....................         --      --           --      --           --      --            --       --
 Issuance of common stock warrants.....         --      --           --      --           --      --            --       --
 Net loss..............................         --      --           --      --           --      --            --       --
                                         ---------   ------   ---------   ------   ---------   ------   ----------   -------
Balances, December 31,1998.............  1,140,350   1,140    2,788,289   2,788    2,168,586   2,169    21,174,535   21,175
 Issuance of preferred stock in
   connection with exercise of
   warrants............................         --      --      101,350     101           --      --            --       --
 Exercise of options in exchange for
   cash................................         --      --           --      --           --      --            --       --
 Exercise of options in exchange for
   promissory notes....................         --      --           --      --           --      --            --       --
 Issuance of common stock warrants.....         --      --           --      --           --      --            --       --
 Net loss..............................         --      --           --      --           --      --            --       --
                                         ---------   ------   ---------   ------   ---------   ------   ----------   -------
Balances, March 31, 1999 (unaudited)...  1,140,350   $1,140   2,889,639   $2,889   2,168,586   $2,169   21,174,535   21,175
                                         =========   ======   =========   ======   =========   ======   ==========   =======


                                             COMMON STOCK                     ADDITIONAL
                                         ---------------------     NOTES        PAID-IN     ACCUMULATED
                                          SHARES      AMOUNT     RECEIVABLE     CAPITAL       DEFICIT         TOTAL
                                         ---------   ---------   ----------   -----------   ------------   ------------
Balances, December 31, 1996............  1,634,417   $   1,635          --    $19,464,091   $(13,022,985)  $  6,448,838
 Issuance of Series D preferred stock
   for cash at $0.339 per share net of
   issuance costs of $59,921...........         --          --          --      6,126,496            --       6,144,799
 Exercise of options in exchange for
   cash................................    421,844         422          --         63,772            --          64,194
 Issuance of common stock in exchange
   for technologies....................    327,214         327          --        245,084            --         245,411
 Net loss..............................         --          --          --             --    (6,827,709)     (6,827,709)
                                         ---------   ---------   ---------    -----------   ------------   ------------
Balances, December 31, 1997............  2,383,475       2,384          --     25,899,443   (19,850,694)      6,075,533
 Issuance of Series D preferred stock
   for cash at $0.339 per share, net of
   issuance costs of $14,473...........         --          --          --        956,103            --         958,975
 Exercise of options in exchange for
   cash................................    111,295         111          --          8,148            --           8,259
 Issuance of non-statutory options to
   employees...........................         --          --          --        690,000            --         690,000
 Issuance of common stock in connection
   with exercise of warrants...........    322,000         322          --          2,898            --           3,220
 Exercise of options in exchange for
   promissory notes....................  1,736,693       1,737     (69,468)        67,731            --              --
 Issuance of common stock warrants.....         --          --          --         18,763            --          18,763
 Net loss..............................         --          --          --             --    (7,917,684)     (7,917,684)
                                         ---------   ---------   ---------    -----------   ------------   ------------
Balances, December 31,1998.............  4,553,463       4,554     (69,468)    27,643,086   (27,768,378)       (162,934)
 Issuance of preferred stock in
   connection with exercise of
   warrants............................         --          --          --        112,397            --         112,498
 Exercise of options in exchange for
   cash................................     35,000          35          --          1,365            --           1,400
 Exercise of options in exchange for
   promissory notes....................  3,421,743       3,422    (136,870)       133,448            --              --
 Issuance of common stock warrants.....         --          --          --          4,750            --           4,750
 Net loss..............................         --          --          --             --    (1,356,562)     (1,356,562)
                                         ---------   ---------   ---------    -----------   ------------   ------------
Balances, March 31, 1999 (unaudited)...  8,010,206   $   8,011   $(206,338)   $27,895,046   $(29,124,940)  $ (1,400,848)
                                         =========   =========   =========    ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                         INTERNET PROFILES CORPORATION

                            STATEMENTS OF CASH FLOWS

                                                         FOR THE YEARS ENDED        FOR THE THREE MONTHS
                                                            DECEMBER 31,               ENDED MARCH 31,
                                                      -------------------------   -------------------------
                                                         1997          1998          1998          1999
                                                      -----------   -----------   -----------   -----------
                                                                                         (UNAUDITED)
Cash flows from operating activities:
  Net loss..........................................  $(6,827,709)  $(7,917,684)  $(1,697,938)  $(1,356,562)
  Adjustments to reconcile net loss to net cash used
    in operating activities:
    Depreciation and amortization...................    1,356,235     1,608,217       354,528       355,940
    Fair value of common stock warrants issued......           --        18,763            --         4,750
    Common stock issued in exchange for technology
      or services...................................      245,411            --            --            --
    Non-statutory stock options issued to
      employees.....................................           --       690,000            --            --
    Provision for doubtful accounts.................       (2,271)       78,857        31,647       125,416
    Changes in assets and liabilities:
      Accounts receivable...........................      (88,617)     (176,765)      (31,847)     (146,140)
      Accounts receivable from corporate partner and
         investor...................................     (106,430)      (45,881)      (96,712)       99,156
      Prepaid expenses and other current assets.....      (68,399)     (166,159)     (118,600)       54,165
      Other assets..................................     (222,606)      (23,797)           --        (5,667)
      Accounts payable..............................      141,104      (431,170)     (131,132)      479,209
      Accrued expenses..............................      (24,511)      308,210       285,376       222,860
      Commission payable to corporate partner and
         investor...................................      204,188       (23,234)       12,129      (138,528)
      Deferred revenue..............................        9,635       (22,448)      (12,885)        1,800
      License accrual...............................      175,000            --            --      (175,000)
                                                      -----------   -----------   -----------   -----------
         Net cash used in operating activities......   (5,208,970)   (6,103,091)   (1,405,434)     (478,601)
                                                      -----------   -----------   -----------   -----------
Cash flows from investing activities:
  Purchases of property and equipment...............     (532,073)     (987,737)     (207,932)     (156,006)
  Proceeds from disposal of property and
    equipment.......................................           --            --            --         5,359
                                                      -----------   -----------   -----------   -----------
         Net cash used in investing activities......     (532,073)     (987,737)     (207,932)     (150,647)
                                                      -----------   -----------   -----------   -----------
Cash flows from financing activities:
  Proceeds from issuance of convertible debt........           --     1,999,721            --            --
  Proceeds from issuance of Series D preferred
    stock...........................................    6,144,799       958,975       958,975            --
  Proceeds from exercise of options.................       64,194         8,259         4,085         1,400
  Proceeds from issuance of common stock in
    connection with the exercise of warrants........           --         3,220            --       112,498
  Principal borrowings on capital lease.............           --       748,495            --            --
  Payments on capital lease and loan obligations....     (715,986)   (1,078,095)     (210,537)     (265,676)
                                                      -----------   -----------   -----------   -----------
         Net cash provided by financing
           activities...............................    5,493,007     2,640,575       752,523      (151,778)
                                                      -----------   -----------   -----------   -----------
Net decrease in cash and cash equivalents...........     (248,036)   (4,450,253)     (860,843)     (781,026)
Cash and cash equivalents, beginning of year........    5,889,893     5,641,857     5,641,857     1,191,604
                                                      -----------   -----------   -----------   -----------
Cash and cash equivalents, end of year..............  $ 5,641,857   $ 1,191,604   $ 4,781,014   $   410,578
                                                      ===========   ===========   ===========   ===========
Supplemental disclosure of cash flow information:
  Cash payments for interest........................  $   189,430   $   127,238   $    42,570   $    26,916
  Taxes paid........................................  $     2,500   $     2,138   $        --   $     1,677
  Proceeds from sale of intellectual property.......  $        --   $        --   $        --   $   300,000
Supplemental schedule of noncash financing
  activities:
  Acquisition of property and equipment under
    capital lease and loan..........................  $   309,472   $   130,818   $   119,538   $        --
  Notes receivable from stockholders................  $        --   $    69,468   $        --   $   136,870

   The accompanying notes are an integral part of these financial statements.

                         INTERNET PROFILES CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

1. FORMATION AND BUSINESS OF THE COMPANY AND BASIS OF PRESENTATION OF THE FINANCIAL STATEMENTS

     Internet Profiles Corporation (the "Company") was incorporated in California on August 4, 1994 as a provider of software and services that help customers analyze and obtain independent verification of Web site activity. The Nielsen I/PRO Netline service provides an outsourced solution for comprehensive site analysis and reporting directly to the customer's desktop. Nielsen I/PRO I/Audit provides third party verification of web site traffic, validating a web site as an advertising vehicle for media buyers. Customized measurement services are also available, which provide a comprehensive and customized array of measurement and analysis for E-Commerce, ad-supported and corporate web sites.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and at December 31, 1998, the Company had an accumulated deficit of $27,768,378. The Company expects to incur further losses related to its operations. The Company's operations are currently funded by proceeds from the sale of convertible debt. In order to fund continuing operations, the Company entered into a definitive purchase agreement as of March 1, 1999, whereby the Company will be acquired by CMGI, Inc. (see Note 11).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with an original or remaining maturity of less than three months at the date of purchase to be cash equivalents. Substantially all of its cash and cash equivalents are custodied with one major financial institution.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Carrying amounts of certain of the Company's financial instruments including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other liabilities approximate fair value due to their short maturities. Based upon borrowing rates currently available to the Company for loans with similar terms, the carrying value of capital lease obligations approximate fair value.

REVENUE RECOGNITION

     The Company generally recognizes revenue on its Netline product ratably over the subscription period as the services are provided. The Company recognizes revenue on its I/Audit product upon delivery of its Web site audit reports. The Company provides an allowance for sales returns and doubtful accounts receivable, where appropriate.

DEPRECIATION AND AMORTIZATION

     Property and equipment are stated at cost and are depreciated on a straight-line basis over the estimated useful lives, which are generally three years. Software and marketing database licenses are carried at cost, which is amortized on a straight-line basis over their estimated useful lives, generally four years. Upon

                         INTERNET PROFILES CORPORATION
disposal, the assets and related accumulated depreciation or amortization are removed from the Company's accounts and the resulting gains or losses are reflected in the current operations.

RESEARCH AND DEVELOPMENT COSTS

     Research and development costs are charged to operations as incurred. Software development costs are capitalized beginning when a product's technological feasibility has been established and ending when a product is available for general release to customers. To date, the establishment of technological feasibility of the Company's products and general release have substantially coincided, and as a result, the Company has not capitalized any software development costs.

RECLASSIFICATIONS

     Certain prior-year amounts have been reclassified to conform with the current-year presentation.

INCOME TAXES

     The Company accounts for income taxes under Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred taxes to the amounts expected to be realized.

CONCENTRATION OF CREDIT RISK

     Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents and accounts receivable. Substantially all of its cash and cash equivalents are custodied with one major financial institution. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore, bear minimal risk.

     The Company performs Web site audit services to customers throughout the United States. One customer, a corporate partner and investor, accounted for 23% of accounts receivable as of December 31, 1997 and 1998.

CERTAIN RISKS AND UNCERTAINTIES

     The Company's products and services are concentrated in a single segment in the internet industry which is characterized by rapid technological advances, changes in customer requirements and evolving regulatory requirements and industry standards. The success of the Company depends on the management's ability to anticipate or to respond quickly and adequately to technological developments in its industry, changes in customer requirements or changes in regulatory requirements or industry standards. Any significant delays in the development or introduction of products or services could have a material adverse effect on the Company's business and operating results.

                         INTERNET PROFILES CORPORATION

3.  PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 1997 and 1998 and March 31, 1999 consist of the following:

                                                 DECEMBER 31,
                                           ------------------------     MARCH 31,
                                              1997          1998          1999
                                           ----------    ----------    -----------
                                                                       (UNAUDITED)
Computer and office equipment............  $4,496,479    $4,381,655    $4,532,303
Furniture and fixtures...................     201,360       268,205       268,205
Leasehold improvements...................      13,507       299,020       299,020
                                           ----------    ----------    ----------
                                            4,711,346     4,948,880     5,099,528
Less accumulated depreciation and
  amortization...........................  (2,345,733)   (3,072,929)   (3,423,868)
                                           ----------    ----------    ----------
                                           $2,365,613    $1,875,951    $1,675,660
                                           ==========    ==========    ==========

     At December 31, 1997 and 1998 and March 31, 1999, equipment on capital leases accounted for $2,339,710, $3,088,206 and $3,088,206, respectively, of the computer and office equipment, and $1,258,313, $2,090,899 and $2,289,310, respectively, of the accumulated depreciation and amortization.

4.  ACCRUED EXPENSES

     Accrued expenses at December 31, 1997 and 1998 and March 31, 1999 consist of the following:

                                                  DECEMBER 31,
                                              --------------------     MARCH 31,
                                                1997        1998         1999
                                              --------    --------    -----------
                                                                      (UNAUDITED)
Accrued payroll and related expenses........  $ 50,974    $ 50,635    $   54,414
Accrued vacation............................   100,000     110,213       133,617
Professional fees payable...................    96,102      89,490        77,236
Accrued bonuses.............................   103,000     269,558       365,058
Other accrued liabilities...................   163,513     301,903       414,334
                                              --------    --------    ----------
                                              $513,589    $821,799    $1,044,659
                                              ========    ========    ==========

5.  CAPITAL LEASE AND LOAN OBLIGATIONS

     The Company leases certain property and equipment under capital leases which expire at various dates through November 2002. Future minimum lease payments under these capital lease agreements are as follows:

                                                                 1998
                                                              ----------
1999........................................................  $  584,481
2000........................................................     312,917
2001........................................................     239,112
2002........................................................      21,362
                                                              ----------
          Total minimum lease payments......................   1,157,872
Less amount representing interest...........................     100,763
                                                              ----------
Present value of minimum lease payments.....................   1,057,109
Less current portion........................................     523,347
                                                              ----------
                                                              $  533,762
                                                              ==========

     The Company also entered into a loan and security agreement for equipment purchases with a financial institution under which the Company borrowed an aggregate amount of $768,050. The equipment line consists

                         INTERNET PROFILES CORPORATION
of advances for the acquisition of equipment through October 1997. The equipment loan bears interest at the bank's prime rate plus 0.5% (9.00% and 8.25% at December 31, 1997 and 1998, respectively) and is payable in monthly installments ending December 2000. The loan is secured by substantially all assets of the Company.

     Future minimum payments under this loan agreement are as follows:

     YEAR ENDED DECEMBER 31,

1999........................................................  $306,013
2000........................................................   283,341
                                                              --------
Minimum payments............................................   589,354
Less amount representing interest...........................    47,201
                                                              --------
Present value of minimum payments...........................  $542,153
                                                              ========

     The agreement in respect of the loan contains certain covenants related to the Company's quick ratio, liquidity and profitability. Default on any covenant may affect the commitment by the bank to continue to lend under the agreement and, if not corrected, could accelerate the maturity of any borrowings outstanding under the agreement. At December 31, 1998, and at various dates throughout the year, the Company was not in compliance with certain covenants. The Company has obtained waivers in respect of non-compliance as of December 31, 1998. The Company was in default of certain covenants subsequent to December 31, 1998, which if not corrected, could accelerate the maturity of borrowings still outstanding. Therefore, all balances outstanding at December 31, 1998 have been classified as current.

     In November and December 1998, the Company obtained a series of bridge loans totaling approximately $1,999,721 from a group of existing preferred shareholders. The notes bear interest at an annual rate of 6% which accrues daily and is added to the principal balance, with principal and interest to be repaid, in total, six months after the commencement of the note term. On the sale or merger of the Company, the loans would have certain repayment preferences involving either conversion of the notes to a new series of preferred stock, or repayment of the loans prior to distribution of any funds to holders of any class of Company preferred or common stock.

6.  COMMITMENTS

     The Company leases three facilities under noncancelable operating leases expiring in September 1999 and July 2002. The Company is responsible for certain taxes, maintenance costs and insurance under these leases. Future minimum lease payments under the noncancelable operating leases are as follows:

1999........................................................  $  547,603
2000........................................................     435,612
2001........................................................     435,612
2002........................................................     254,107
                                                              ----------
                                                              $1,672,934
                                                              ==========

     Rent expense for the years ended December 31, 1997 and 1998, and for the three months ended March 31, 1998 and 1999 was $702,434, $578,839, $251,555 and
$271,693 respectively.

     In 1995 the Company entered into an agreement with a corporate partner and investor for the sale and marketing of existing internet usage measurement and analysis products and services developed by the Company. Under this agreement, the Company is required to pay commissions on net revenues from products sold in the US primarily through the efforts of this corporate partner, as well as on products sold through the efforts of the Company. Revenues related to this agreement from products sold primarily through the efforts of this corporate partner for the years ended December 31, 1997 and 1998 totaled $390,995 and $363,508, respectively. Commissions incurred relative to this agreement on products sold through the efforts of the

                         INTERNET PROFILES CORPORATION

Company for the years ended December 31, 1997 and 1998 totaled $146,188 and $236,454 respectively. The agreement expired in September 1998 and was extended for an additional year, and may continue to be extended by the mutual agreement of the parties. As of December 31, 1997 and 1998 under this agreement, amounts payable to the corporate partner totaled $259,688 and $236,454 respectively, and amounts receivable from the corporate partner totaled $222,209 and $268,090, respectively.

     In October 1997, the Company agreed to pay $175,000 to a software vendor for a software license, payable in six monthly installments of $29,167 per month, with the first such payment being due and payable upon the earlier of ten days following the date upon which the vendor files a petition in bankruptcy, or 390 days from October 31, 1997. No payments related to this agreement were made during the year ended December 31, 1998. During January 1999, the balance outstanding on this agreement was paid in full to the software vendor.

7.  STOCKHOLDERS' EQUITY

CONVERTIBLE PREFERRED STOCK

DIVIDENDS

     The holders of Series A, B, C and D preferred stock are entitled to preferential noncumulative dividends at the rate of $0.0285, $0.111, $0.739 and $0.0339 per share, respectively, if and when declared by the Board of Directors. No dividends have been declared as of December 31, 1998 or 1997.

LIQUIDATION

     Series D preferred stock will be entitled to receive in preference to the holders of the Series A, B and C preferred stock and the common stock an amount per share equal to $0.339. The maximum aggregate amount the holders of the Series A, B and C preferred stock will be entitled to receive is $4,861,463. The respective liquidation preferences of the Series A, B and C preferred stock adjust annually on May of each year to provide the Series C preferred with an annual increase in its liquidation preference amount of five percent. Any assets remaining after the distribution to the Series A, B, C and D preferred stock will be distributed pro-rata to the holders of the common stock.

MERGERS

     A merger, reorganization or sale of all or substantially all of the assets of the Company in which more than 50% of the outstanding stock of the Company is exchanged, shall be deemed to be a liquidation, dissolution or winding up.

VOTING

     The holders of each share of Series A, B, C and D preferred stock shall have the right to one vote for each share of common stock into which such preferred stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of common stock.

CONVERSION

     Each share of Series A, B, C and D preferred stock, at the option of the holder, may be converted into the number of fully paid and nonassessable shares of common stock as is determined by dividing the conversion price per share in effect for the preferred stock at the time of conversion into the per share conversion value of such shares. The initial conversion price per share and the per share conversion value of Series A, B, C and D preferred stock are $0.285, $0.57, $2.47 and $0.339 per share, respectively. The initial conversion price of

                         INTERNET PROFILES CORPORATION
preferred stock is subject to adjustment from time to time. The number of shares into which a share of preferred stock is convertible is referred to as the conversion rate of such series.

     Conversion is automatic at its then effective conversion rate immediately upon a closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of equity securities.

COMMON STOCK

     The Company issued 1,000,000 shares of its common stock to the founders under a stock purchase agreement. Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding. As of December 31, 1998 and 1997, no dividends have been declared.

STOCK ISSUED IN EXCHANGE FOR IN-PROCESS TECHNOLOGIES

     In November 1997, the Company acquired the rights to certain technologies which were previously held by two unrelated companies. In connection with the purchase of these in-process technologies, the Company issued 216,000 and 111,214 shares of common stock at fair value of $162,000 and $83,411, respectively. These amounts were immediately expensed to the statement of operations as part of the expenses for research and development.

NOTES RECEIVABLE FROM STOCKHOLDERS

     Notes receivable from stockholders consist of the exercise of stock options for notes. For a portion of the shares, exercise of the underlying option was permitted before vesting under the related option plan had occurred. The notes are full recourse promissory notes bearing interest at 6%, and are collateralized by the stock issued upon exercise of the stock options. Interest is payable in arrears, with both interest and principle being due and payable on the fourth anniversary of the date of the making of the note. Should certain circumstances occur, the Company has the right to repurchase any of the shares related to the early exercise of unvested options described above.

WARRANTS

     In November 1994, in connection with a sales and marketing agreement, the Company issued a warrant valued at $97,229, to purchase 120,000 shares of common stock with an exercise price of $1.67 per share. The warrant expired during 1997.

     In December 1995, in connection with a sales and marketing agreement, the Company issued a warrant valued at $3,764, to purchase 644,000 shares of common stock. Of the 644,000 shares, 322,000 of the shares have an exercise price of $0.01 per share and 322,000 have an exercise price of $2.22 per share. The warrants were exercisable immediately upon grant. During the year ended December 31, 1998, 322,000 of the warrants were exercised at the exercise price of $0.01 per share, and the remaining 322,000 expired.

     In August 1995 and January 1996, in connection with a financing arrangement, the Company issued warrants valued at $32,491 and $22,962, to purchase 60,810 and 40,540 shares of Series B preferred stock at an exercise price of $1.11 per share. The warrants were exercisable immediately upon grant and will expire on the earlier August 2005 and January 2006, respectively, or the fifth anniversary of the closing date of the Company's initial public offering.

                         INTERNET PROFILES CORPORATION

     In March 1996, in connection with a financing arrangement, the Company issued a warrant valued at $15,560, to purchase 4,330 shares of Series C preferred stock at an exercise price of $7.39 per share. The warrant was exercisable immediately upon grant and the warrant will expire in March 2001.

     In April 1996, in connection with a financing arrangement, the Company issued a warrant valued at $33,599, to purchase 9,472 shares of Series C preferred stock at an exercise price of $7.39 per share. The warrant was exercisable immediately upon grant and will expire at the earlier of April 2006 or the fifth anniversary of the closing date of the Company's initial public offering.

     In October 1996, in connection with a sales agreement, the Company issued a warrant valued at $72,776, to purchase 75,000 shares of common stock at an exercise price of $2.00 per share. The warrant was exercisable immediately upon grant and will expire at the earlier of October 1999 or the closing date of the Company's initial public offering.

     In February, 1998, in connection with a financing arrangement, the company issued a warrant valued at $41,000, to purchase 240,000 shares of Series D preferred stock at an exercise price of $0.339 per share. The warrant was exercisable immediately upon grant and will expire in February 2004.

     In August 1998, in connection with a financing arrangement, the Company issued a warrant valued at $28,033, to purchase 162,242 shares of Series D preferred stock at an exercise price of $0.339 per share. The warrant was exercisable immediately upon grant and will expire in August 2004.

     In connection with consulting agreements in September 1998, the Company issued warrants valued at $2,648, to purchase 125,000 shares of common stock with an exercise price of $0.04 per share. The warrant was exercisable immediately upon grant and will expire in September 2004.

STOCK OPTIONS

     The Company has adopted the 1995 Stock Option Plan (the "Plan") under which incentive stock options may be granted to employees and nonstatutory stock options may be granted to employees and consultants. In December 1997, the Company's Board of Directors increased the number of common stock shares reserved for issuance under the 1995 Stock Option Plan to 10,030,095.

     The Board of Directors may issue incentive stock options to employees and nonstatutory stock options to consultants or employees. The Board of Directors has the authority to determine to whom options will be granted, the number of shares, the term and exercise price (which cannot be less than fair market value at date of grant for incentive stock options or 85% of fair market value for nonstatutory stock options). If an employee or person owns stock representing more than 10% of the outstanding voting shares, the price of each share shall be at least 110% of fair market value, as determined by the Board of Directors. Stock options generally expire ten years from the date of grant. Options granted under the Plan generally become exercisable starting one year after the date of grant, with 25% of the shares subject to the option becoming exercisable at that time and an additional 1/16 of such shares becoming exercisable each quarter thereafter.

                         INTERNET PROFILES CORPORATION

     Activity under the Plan is as follows:

                                                              OUTSTANDING OPTIONS
                                              ---------------------------------------------------
                                                                                         WEIGHTED
                                                                                         AVERAGE
                                              NUMBER OF      EXERCISE      AGGREGATE     EXERCISE
                                                SHARES         PRICE         PRICE        PRICE
                                              ----------    -----------    ----------    --------
Balances, January 1, 1997...................   2,056,210    $0.01-$1.50    $1,161,874     $0.57
     Options granted........................   1,286,311    $0.04-$1.50       992,518     $0.77
     Options exercised......................    (421,844)   $0.01-$1.50       (65,329)    $0.15
     Options canceled.......................  (1,203,503)   $0.01-$1.50      (815,664)    $0.68
                                              ----------                   ----------
Balances, December 31, 1997.................   1,717,174    $0.01-$1.50     1,273,399     $0.74
     Options granted........................  10,134,031       $0.04          405,361     $0.04
     Options exercised......................  (1,847,988)   $0.04-$0.75       (77,727)    $0.04
     Options canceled.......................  (2,047,672)   $0.04-$1.50      (811,712)    $0.40
                                              ----------                   ----------
Balances, December 31, 1998.................   7,955,545    $0.01-$1.50       789,321     $0.11
     Options granted........................      46,500       $0.04            1,860     $0.04
     Options exercised......................  (3,456,743)   $0.04-$0.75      (138,270)    $0.04
     Options canceled.......................    (460,416)   $0.04-$1.50       (89,146)    $0.20
                                              ----------                   ----------
Balances, March 31, 1999 (unaudited)........   4,084,886    $0.01-$1.50    $  563,765     $0.20
                                              ==========                   ==========

     The following table summarizes information with respect to stock options outstanding at December 31, 1998:

                 DECEMBER 31, 1998
---------------------------------------------------
                                          OPTIONS
              OPTIONS OUTSTANDING       EXERCISABLE
           --------------------------   -----------
                           WEIGHTED
                           AVERAGE
                          REMAINING
EXERCISE     NUMBER      CONTRACTUAL      NUMBER
 PRICES    OUTSTANDING   LIFE (YEARS)   EXERCISABLE
--------   -----------   ------------   -----------
 $0.01         60,000        6.3            55,624
 $0.04      7,322,575        9.7         5,073,020
 $0.11         81,500        7.0            60,717
 $0.75        314,470        8.4           128,868
 $1.00         29,000        7.4            18,125
 $1.50        148,000        8.0           128,873
            ---------        ---         ---------
            7,955,545        9.4         5,465,227
            =========        ===         =========

PRO FORMA STOCK-BASED COMPENSATION

     During October 1995, the Financial Accounting Standards Board issued Statement No. 123 ("SFAS No. 123"), "Accounting for Stock-Based Compensation," which establishes a fair value based method of accounting for stock-based compensation plans. The Company has chosen to continue to account for employee stock options under APB Opinion No. 25, "Accounting for Stock Issued to Employees" with disclosure of pro forma information concerning its stock option plan in accordance with SFAS No. 123. The following disclosures are provided pursuant to SFAS No. 123:

     Fair value of each option grant is estimated on the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 1997 and 1998.

                         INTERNET PROFILES CORPORATION

                                                           1997                         1998
                                                  -----------------------      -----------------------
                                                                 WEIGHTED                     WEIGHTED
                                                    SHARES       AVERAGE         SHARES       AVERAGE
                                                  OUTSTANDING     YEARS        OUTSTANDING     YEARS
                                                  -----------    --------      -----------    --------
Options granted at $0.01 per share..............      60,000       7.27            60,000       6.27
Options granted at $0.04 per share..............      66,500       9.93         7,322,575       9.70
Options granted at $0.11 per share..............     100,000       8.02            81,500       7.03
Options granted at $0.75 per share..............   1,283,011       9.29           314,470       8.38
Options granted at $1.00 per share..............      44,000       8.35            29,000       7.35
Options granted at $1.50 per share..............     169,000       8.95           148,000       8.03

     The risk free interest rate for 1997 and 1998 were 6.36% and 5.42%, respectively. The weighted average fair value of those options granted in 1997 and 1998 was $0.77 and $0.04, respectively.

     The following pro forma loss information has been prepared following the provisions of SFAS No. 123:

                                     YEARS ENDED
                                     DECEMBER 31,
                               ------------------------
                                  1997          1998
                               ----------    ----------
Net loss--pro forma..........  $6,880,503    $7,948,894

     The above pro forma effects on income may not be representative of the effects on net income for future years as option grants typically vest over several years and additional options are generally granted each year.

8.  INCOME TAXES

     The primary components of the net deferred tax asset as of December 31, 1997 and 1998 are:

                                                       DECEMBER 31,
                                                 -------------------------
                                                    1997          1998
                                                 ----------    -----------
Net operating loss carryforwards -federal and
  state........................................  $7,658,836    $10,105,689
Depreciable assets.............................     194,836        229,659
Reserves and allowances........................     476,021        390,858
Other temporary differences, net...............    (569,511)      (565,662)
                                                 ----------    -----------
                                                  7,760,182     10,160,544
Valuation allowance............................  (7,760,182)   (10,160,544)
                                                 ----------    -----------
  Net deferred tax asset.......................  $       --    $
                                                 ==========    ===========

     Due to the uncertainty surrounding the realization of the favorable tax attributes in future tax returns, the Company has placed a valuation allowance against its otherwise recognizable net deferred tax asset. The valuation allowance increased by $2,616,592 in 1997 and $2,400,362 in 1998.

     As of December 31, 1998, the Company has net operating loss carryforwards of approximately $25,071,000 and $17,891,000 for federal and California state tax purposes, respectively. Such carryforwards expire in varying amounts through the year 2018 if not used before such time to offset future taxable income or tax liabilities.

     Due to changes in the Company's ownership, the amount of net operating loss carryforwards available to offset future federal and state taxable income or tax may be limited by Internal Revenue Code (IRC) Section 382. The amount of such limitation, if any, has not been determined.

                         INTERNET PROFILES CORPORATION

9.  SALE OF TECHNOLOGY

     In October 1998, the Company sold the rights to one of its internet properties in exchange for cash proceeds of $160,000 and certain limited future advertising rights valued at $25,000, resulting in a gain of $185,000.

10.  EMPLOYEE BENEFIT PLAN

     Essentially all Company employees are covered by a Company-sponsored 401(k) plan, which qualifies under Section 401(k) of the Internal Revenue Code of 1986, as amended. Each eligible employee may elect to contribute to the plan, through payroll deductions, up to 15% of compensation, subject to certain limitations. The Company, at its discretion, may make additional contributions. No such additional contributions were made during the years ended December 31, 1997 or 1998.

11.  SUBSEQUENT EVENTS

     In February 1999, the Company transferred its rights to certain technologies used in measuring and reporting the results of advertising campaigns in exchange for cash proceeds of $300,000. This amount is subject to increase if certain performance goals are met during 1999. The entire purchase price was recorded as a gain, as, in compliance with its normal accounting policies, the Company had previously expensed all costs associated with the development of this technology.

     On March 1, 1999, the Company signed a binding letter of intent to be acquired by CMGI, Inc. and Engage Technologies, Inc. Upon signing of a definitive purchase agreement, the Company will become a wholly owned subsidiary of Engage Technologies, Inc., which is in turn a majority owned subsidiary of CMGI, Inc. A portion of the purchase price will be used to retire certain liabilities, including the outstanding balance on a loan and security agreement with a financial institution, attorney and broker fees related to the transaction, and certain other commitments. Approximately 10% of the remaining purchase price will be used to retire a portion of the outstanding common stock of the Company. The remainder, in the form of various forms of equity vehicles available to CMGI, Inc., will be used to retire the balance of the Company's common and preferred stock.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AdKnowledge Inc.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, shareholders' equity and cash flows present fairly, in all material respects, the financial position of AdKnowledge Inc. at December 31, 1997 and 1998, and the results of its operations and cash flows for the period from July 10, 1996 (date of inception) to December 31, 1996 and for the years ended December 31, 1997 and 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 25, 1999

                                ADKNOWLEDGE INC.

                          CONSOLIDATED BALANCE SHEETS


                                                                    DECEMBER 31,          SEPTEMBER 30,
                                                              -------------------------   -------------
                                                                 1997          1998           1999
                                                              ----------   ------------   -------------
                                                                                           (UNAUDITED)
                                                ASSETS
Current assets:
    Cash and cash equivalents...............................  $  383,320   $  1,164,577   $  4,915,949
    Short-term investments..................................          --             --      1,018,293
    Accounts receivable, net of allowance for doubtful
      accounts of $114,245, $89,199 and $307,568 at December
      31, 1997 and 1998 and September 30, 1999,
      respectively..........................................     456,771        528,501      1,579,516
    Deposits................................................          --        206,540         60,433
    Prepaid expenses and other current assets...............       2,299        293,454      1,081,831
                                                              ----------   ------------   ------------
        Total current assets................................     842,390      2,193,072      8,656,022
Restricted cash.............................................      79,637         79,637         79,637
Related party notes receivable..............................     512,751        625,023        498,317
Fixed assets................................................   1,210,262      1,609,904      4,325,495
Goodwill, net...............................................   2,149,096      1,719,277      1,396,913
Other intangible assets, net................................   1,007,000        671,333        419,583
Other assets................................................     138,442        198,990      1,321,648
                                                              ----------   ------------   ------------
        Total assets........................................  $5,939,578   $  7,097,236   $ 16,697,615
                                                              ==========   ============   ============
                                 LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Borrowings under line of credit.........................  $  500,000   $         --   $         --
    Accounts payable........................................     406,380      1,044,249      2,226,179
    Accrued payroll and related liabilities.................     112,432        148,152        612,663
    Other accrued liabilities...............................     327,348        152,565      1,103,248
    Deferred revenue........................................     228,114        288,685        578,034
    Related party payable...................................     401,589             --             --
    Capital lease obligations, current......................     374,782        509,606        708,965
    Notes payable, current..................................      72,333      1,597,053      1,966,883
                                                              ----------   ------------   ------------
        Total current liabilities...........................   2,422,978      3,740,310      7,195,972
Deferred revenue, long-term.................................          --        261,684             --
Other liabilities...........................................          --             --         80,250
Capital lease obligations, long-term........................     515,674        902,546      1,683,714
Notes payable, long-term....................................     132,609        535,557      3,498,724
                                                              ----------   ------------   ------------
                                                               3,071,261      5,440,097     12,458,660
                                                              ----------   ------------   ------------
Commitments (Note 8)
Shareholders' equity:
    Convertible Preferred Stock: no par value; 9,987,000
      shares, 25,103,192 shares and 41,232,478 shares
      authorized at December 31, 1997 and 1998 and September
      30, 1999, respectively; 9,494,377 shares, 23,926,995
      shares and 39,482,552 shares issued and outstanding at
      December 31, 1997 and 1998 and September 30, 1999,
      respectively (Aggregate liquidation preference:
      $17,548,703 at December 31, 1998 and $31,548,704 at
      September 30, 1999)...................................   5,548,118     13,548,118     27,473,792
    Common Stock: no par value; 25,000,000 shares,
      38,896,808 shares and 56,191,522 shares authorized at
      December 31, 1997 and 1998 and September 30, 1999,
      respectively; 6,135,130 shares, 5,277,135 shares and
      8,190,925 shares issued and outstanding at December
      31, 1997 and 1998 and September 30, 1999,
      respectively..........................................   1,268,638      3,670,491      8,046,297
    Warrants................................................     247,507        519,917      2,252,414
    Note receivable from shareholder........................     (38,365)       (40,535)       (42,162)
    Deferred stock-based compensation.......................    (514,543)    (2,140,265)    (5,444,417)
    Unrealized loss on investments..........................          --             --           (584)
    Accumulated deficit.....................................  (3,643,038)   (13,900,587)   (28,046,385)
                                                              ----------   ------------   ------------
        Total shareholders' equity..........................   2,868,317      1,657,139      4,238,955
                                                              ----------   ------------   ------------
        Total liabilities and shareholders' equity..........  $5,939,578   $  7,097,236   $ 16,697,615
                                                              ==========   ============   ============


  The accompanying notes are an integral part of these consolidated financial statements.

                                ADKNOWLEDGE INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                FOR THE PERIOD
                                FROM JULY 10,
                                1996 (DATE OF                                 FOR THE NINE MONTHS ENDED
                                INCEPTION) TO     YEARS ENDED DECEMBER 31,          SEPTEMBER 30,
                                 DECEMBER 31,    --------------------------   --------------------------
                                     1996           1997           1998          1998           1999
                                --------------   -----------   ------------   -----------   ------------
                                                                                     (UNAUDITED)
Revenues......................    $      --      $   564,207   $  2,421,382   $ 1,666,943   $  3,442,661
Cost of revenues..............           --          209,001      3,109,543     2,049,686      4,222,811
                                  ---------      -----------   ------------   -----------   ------------
Gross profit (loss)...........           --          355,206       (688,161)     (382,743)      (780,150)
                                  ---------      -----------   ------------   -----------   ------------
Operating expenses:
     Research and
       development............      112,284        1,567,506      2,651,096     1,695,264      5,398,593
     Sales and marketing......       24,061          574,752      2,963,007     2,060,208      3,194,008
     General and
       administrative.........       26,689          265,455      2,281,452     1,754,434      3,163,970
     Amortization of
       intangible assets......           --               --        765,486       574,113        574,112
     Stock-based
       compensation...........      564,369           97,717        806,712       639,832        699,987
     Acquisition of in-process
       research and
       development............           --          804,000             --            --             --
                                  ---------      -----------   ------------   -----------   ------------
          Total operating
            expenses..........      727,403        3,309,430      9,467,753     6,723,851     13,030,670
                                  ---------      -----------   ------------   -----------   ------------
Loss from operations..........     (727,403)      (2,954,224)   (10,155,914)   (7,106,594)   (13,810,820)
Interest income...............           43           62,148        150,246       124,432        265,450
Interest expense..............       (1,609)         (21,993)      (251,881)     (165,178)      (600,428)
                                  ---------      -----------   ------------   -----------   ------------
Net loss......................    $(728,969)     $(2,914,069)  $(10,257,549)  $(7,147,340)  $(14,145,798)
                                  =========      ===========   ============   ===========   ============
Net loss per share, basic and
  diluted.....................    $   (0.39)     $     (0.60)  $      (1.78)  $     (1.29)  $      (2.19)
                                  =========      ===========   ============   ===========   ============
Shares used in computing net
  loss per share, basic and
  diluted.....................    1,880,729        4,886,242      5,753,222     5,540,441      6,456,294
                                  =========      ===========   ============   ===========   ============

  The accompanying notes are an integral part of these consolidated financial statements.

                                ADKNOWLEDGE INC.

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                           CONVERTIBLE
                                         PREFERRED STOCK                                                  NOTE
                                             (NOTE 9)                COMMON STOCK                      RECEIVABLE      DEFERRED
                                     ------------------------   -----------------------                   FROM       STOCK-BASED
                                       SHARES       AMOUNT        SHARES       AMOUNT      WARRANTS    SHAREHOLDER   COMPENSATION
                                     ----------   -----------   ----------   ----------   ----------   -----------   ------------
Issuance of common stock...........          --   $        --    4,103,408   $   23,000   $       --    $     --     $        --
Issuance of Series A preferred
 stock.............................     525,000       105,000           --           --           --          --              --
Deferred stock-based compensation
 related to options granted........          --            --           --      175,220           --          --        (175,220)
Amortization of deferred
 stock-based compensation..........          --            --           --           --           --          --          17,678
Stock-based compensation related to
 restricted stock issuance.........          --            --           --      546,691           --          --              --
Net loss...........................          --            --           --           --           --          --              --
                                     ----------   -----------   ----------   ----------   ----------    --------     -----------
Balance at December 31, 1996.......     525,000       105,000    4,103,408      744,911           --          --        (157,542)
Issuance of Series B Convertible
 Preferred Stock...................   5,512,000     2,600,010           --           --           --          --              --
Issuance of Series C Convertible
 Preferred Stock in connection with
 acquisition.......................   3,457,377     2,843,108           --           --           --          --              --
Issuance of Common Stock in
 connection with acquisition.......          --            --      336,909       15,892           --          --              --
Exercise of Common Stock options...          --            --    1,694,813       53,117           --     (38,100)             --
Issuance of warrants in connection
 with acquisition..................          --            --           --           --      247,507          --              --
Interest accrued on note receivable
 from shareholder..................          --            --           --           --           --        (265)             --
Deferred stock-based compensation
 related to options granted........          --            --           --      454,718           --          --        (454,718)
Amortization of deferred
 stock-based compensation..........          --            --           --           --           --          --          97,717
Net loss...........................          --            --           --           --           --          --              --
                                     ----------   -----------   ----------   ----------   ----------    --------     -----------
Balance at December 31, 1997.......   9,494,377     5,548,118    6,135,130    1,268,638      247,507     (38,365)       (514,543)
Issuance of Series D Convertible
 Preferred Stock...................  11,636,298     6,448,411           --           --           --          --              --
Issuance of Series D Convertible
 Preferred Stock upon conversion of
 notes payable.....................   2,796,320     1,551,589           --           --           --          --              --
Exercise of Common Stock options...          --            --      309,535       18,335           --          --              --
Repurchase of Common Stock.........          --            --   (1,167,530)     (48,916)          --          --              --
Deferred stock-based compensation
 related to options granted........          --            --           --    2,432,434           --          --      (2,432,434)
Issuance of warrants in conjunction
 with debt.........................          --            --           --           --      272,410          --              --
Interest accrued on note receivable
 from shareholder..................          --            --           --           --           --      (2,170)             --
Amortization of deferred
 stock-based compensation..........          --            --           --           --           --          --         806,712
Net loss...........................          --            --           --           --           --          --              --
                                     ----------   -----------   ----------   ----------   ----------    --------     -----------
Balance at December 31, 1998.......  23,926,995    13,548,118    5,277,135    3,670,491      519,917     (40,535)     (2,140,265)
Issuance of Series E Convertible
 Preferred Stock, net of stock
 issuance costs....................  15,555,557    13,925,674           --           --           --          --              --
Deferred stock compensation related
 to options granted................          --            --           --    4,004,139           --          --      (4,004,139)
Exercise of Common Stock options...          --            --    3,031,064      359,879           --          --              --
Compensation related to
 acceleration of vesting of
 employee stock option.............          --            --           --       14,484           --          --              --
Compensation related to issuance of
 Common Stock to consultant........          --            --        1,000        2,756           --          --              --
Repurchase of Common Stock.........          --            --     (118,274)      (5,452)          --          --              --
Issuance of warrants in conjunction
 with debt.........................          --            --           --           --    1,732,497          --              --
Interest accrued on note receivable
 from shareholder..................          --            --           --           --           --      (1,627)             --
Amortization of deferred
 stock-based compensation..........          --            --           --           --           --          --         699,987
Unrealized loss on investments.....          --            --           --           --           --          --              --
Net loss...........................          --            --           --           --           --          --              --
                                     ----------   -----------   ----------   ----------   ----------    --------     -----------
Balance at September 30, 1999
 (unaudited).......................  39,482,552   $27,473,792    8,190,925   $8,046,297   $2,252,414    $(42,162)    $(5,444,417)
                                     ==========   ===========   ==========   ==========   ==========    ========     ===========


                                     UNREALIZED                       TOTAL
                                       LOSS ON     ACCUMULATED    SHAREHOLDERS'
                                     INVESTMENTS     DEFICIT         EQUITY
                                     -----------   ------------   -------------
Issuance of common stock...........     $  --      $        --    $     23,000
Issuance of Series A preferred
 stock.............................        --               --         105,000
Deferred stock-based compensation
 related to options granted........        --               --              --
Amortization of deferred
 stock-based compensation..........        --               --          17,678
Stock-based compensation related to
 restricted stock issuance.........        --               --         546,691
Net loss...........................        --         (728,969)       (728,969)
                                        -----      ------------   ------------
Balance at December 31, 1996.......        --         (728,969)        (36,600)
Issuance of Series B Convertible
 Preferred Stock...................        --               --       2,600,010
Issuance of Series C Convertible
 Preferred Stock in connection with
 acquisition.......................        --               --       2,843,108
Issuance of Common Stock in
 connection with acquisition.......        --               --          15,892
Exercise of Common Stock options...        --               --          15,017
Issuance of warrants in connection
 with acquisition..................        --               --         247,507
Interest accrued on note receivable
 from shareholder..................        --               --            (265)
Deferred stock-based compensation
 related to options granted........        --               --              --
Amortization of deferred
 stock-based compensation..........        --               --          97,717
Net loss...........................        --       (2,914,069)     (2,914,069)
                                        -----      ------------   ------------
Balance at December 31, 1997.......        --       (3,643,038)      2,868,317
Issuance of Series D Convertible
 Preferred Stock...................        --               --       6,448,411
Issuance of Series D Convertible
 Preferred Stock upon conversion of
 notes payable.....................        --               --       1,551,589
Exercise of Common Stock options...        --               --          18,335
Repurchase of Common Stock.........        --               --         (48,916)
Deferred stock-based compensation
 related to options granted........        --               --              --
Issuance of warrants in conjunction
 with debt.........................        --               --         272,410
Interest accrued on note receivable
 from shareholder..................        --               --          (2,170)
Amortization of deferred
 stock-based compensation..........        --               --         806,712
Net loss...........................        --      (10,257,549)    (10,257,549)
                                        -----      ------------   ------------
Balance at December 31, 1998.......        --      (13,900,587)      1,657,139
Issuance of Series E Convertible
 Preferred Stock, net of stock
 issuance costs....................        --               --      13,925,674
Deferred stock compensation related
 to options granted................        --               --              --
Exercise of Common Stock options...        --               --         359,879
Compensation related to
 acceleration of vesting of
 employee stock option.............        --               --          14,484
Compensation related to issuance of
 Common Stock to consultant........        --               --           2,756
Repurchase of Common Stock.........        --               --          (5,452)
Issuance of warrants in conjunction
 with debt.........................        --               --       1,732,497
Interest accrued on note receivable
 from shareholder..................        --               --          (1,627)
Amortization of deferred
 stock-based compensation..........        --               --         699,987
Unrealized loss on investments.....      (584)              --            (584)
Net loss...........................        --      (14,145,798)    (14,145,798)
                                        -----      ------------   ------------
Balance at September 30, 1999
 (unaudited).......................     $(584)     $(28,046,385)  $  4,238,955
                                        =====      ============   ============

  The accompanying notes are an integral part of these consolidated financial statements.

                                ADKNOWLEDGE INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              FOR THE PERIOD
                                              FROM JULY 10,
                                              1996 (DATE OF                                 FOR THE NINE MONTHS ENDED
                                              INCEPTION) TO     YEARS ENDED DECEMBER 31,          SEPTEMBER 30,
                                               DECEMBER 31,    --------------------------   --------------------------
                                                   1996           1997           1998          1998           1999
                                              --------------   -----------   ------------   -----------   ------------
                                                                                                   (UNAUDITED)
Cash flows from operating activities:
  Net loss..................................    $(728,969)     $(2,914,069)  $(10,257,549)  $(7,147,340)  $(14,145,798)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Depreciation and amortization...........        4,121           68,225      1,465,074     1,056,898      1,556,949
    Provision for doubtful accounts.........           --           87,820        199,422       153,310        218,304
    Net (gain) loss on disposal of property
      and equipment.........................           --               --        177,471        36,627           (458)
    Forgiveness of related party note
      receivable............................           --               --        250,000       250,000        298,979
    Noncash interest and other charges,
      net...................................           --               --        (20,689)      (14,951)       193,647
    Stock-based compensation and other
      compensation charges..................      564,369           97,717        806,712       639,832        717,227
    Acquisition of in-process research and
      development...........................           --          804,000             --            --             --
    Changes in operating assets and
      liabilities:
      Accounts receivable...................       (2,397)        (304,398)      (271,152)     (234,417)    (1,269,319)
      Deposits..............................           --               --       (206,540)     (164,861)       121,107
      Prepaid expenses and other current
        assets..............................       (5,700)           3,700       (187,996)      (57,033)      (220,895)
      Accounts payable......................        5,567           88,352        637,869       546,543      1,181,930
      Accrued liabilities...................       38,749           35,163       (139,063)     (193,226)     1,415,194
      Deferred revenue......................           --          102,269        322,255       479,851         27,665
                                                ---------      -----------   ------------   -----------   ------------
        Net cash used in operating
          activities........................     (124,260)      (1,931,221)    (7,224,186)   (4,648,767)    (9,905,468)
                                                ---------      -----------   ------------   -----------   ------------
Cash flows from investing activities:
  Purchases of fixed assets.................      (37,483)        (366,959)    (1,308,583)     (906,304)    (2,704,310)
  Proceeds from sale of property and
    equipment...............................           --               --         31,882        31,882          2,200
  Purchases of short-term investments.......           --               --             --            --     (2,018,877)
  Maturities of short-term investments......           --               --             --            --      1,000,000
  Issuance of related party notes
    receivable..............................           --               --       (325,000)     (325,000)      (147,712)
  Decrease (increase) in other assets.......           --           (9,100)        89,950       106,861        (82,896)
  Increase in other liabilities.............           --               --             --            --         25,668
  Increase in restricted cash...............           --          (79,637)            --            --             --
  Cash acquired in acquisition of Focalink
    Communications, Inc.....................           --          305,995             --            --             --
                                                ---------      -----------   ------------   -----------   ------------
        Net cash used in investing
          activities........................      (37,483)        (149,701)    (1,511,751)   (1,092,561)    (3,925,927)
                                                ---------      -----------   ------------   -----------   ------------
Cash flows from financing activities:
  Issuance of loans to related parties......           --         (937,751)            --            --             --
  Proceeds from related party borrowings....      250,000          150,000      1,150,000     1,150,000             --
  Borrowings under capital lease
    obligations.............................           --               --        949,968       629,587        349,534
  Repayment of capital lease obligations....           --               --       (428,272)     (272,745)      (364,865)
  Proceeds from line of credit..............           --          500,000             --            --             --
  Proceeds from issuance of notes payable...           --               --      1,500,000            --      4,985,000
  Repayment of notes payable................           --         (117,391)       (72,332)      (54,249)    (1,667,003)
  Proceeds from issuance of Common Stock....       23,000           53,117         18,335        10,033        359,879
  Payment for repurchase of Common Stock....           --               --        (48,916)      (45,225)        (5,452)
  Proceeds from issuance of Preferred
    Stock...................................      105,000        2,600,010      6,448,411     6,448,411     13,925,674
                                                ---------      -----------   ------------   -----------   ------------
        Net cash provided by financing
          activities........................      378,000        2,247,985      9,517,194     7,865,812     17,582,767
                                                ---------      -----------   ------------   -----------   ------------
Net increase in cash and cash equivalents...      216,257          167,063        781,257     2,124,484      3,751,372
Cash and cash equivalents at beginning of
  period....................................           --          216,257        383,320       383,320      1,164,577
                                                ---------      -----------   ------------   -----------   ------------
Cash and cash equivalents at end of
  period....................................    $ 216,257      $   383,320   $  1,164,577   $ 2,507,804   $  4,915,949
                                                =========      ===========   ============   ===========   ============

  The accompanying notes are an integral part of these consolidated financial statements.

                                ADKNOWLEDGE INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

NOTE  1--THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  The Company

     AdKnowledge Inc., formerly ClickOver, Inc. (the "Company"), is a provider of comprehensive internet advertising management and analytic services for marketers and advertising agencies.

     The Company was incorporated in California on July 10, 1996 under the name of ClickOver, Inc. On February 6, 1998, the Company changed its name to AdKnowledge Inc.

  Basis of presentation

     The Company has incurred losses and negative cash flows from operations since inception. The Company's activities have been primarily financed through private placements of equity securities, subordinated debentures and capital lease financing. Management is seeking to increase revenues through the marketing of its products and services while exploring other venues to fund working capital requirements. The Company will be required to raise additional capital through the issuance of debt or equity securities and capital lease financing. Such financing may not be available on terms satisfactory to AdKnowledge, if at all. There can be no assurance that sufficient revenues will be achieved or additional financing will be available.

  Principles of consolidation

     The consolidated financial statements include the accounts of AdKnowledge Inc. and its wholly-owned subsidiary, Focalink Communications, Inc. All significant intercompany accounts and transactions have been eliminated.

  Unaudited interim results

     The accompanying interim financial statements as of September 30, 1999, and for the nine months ended September 30, 1998 and 1999 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments necessary to present fairly the Company's financial position as of September 30, 1999 and results of operations and cash flows for the nine months ended September 30, 1998 and 1999. The financial data and other information disclosed in these notes to consolidated financial statements related to these periods are unaudited. The results for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the year ending December 31, 1999.

  Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Cash and cash equivalents and short-term investments

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. The Company's short-term investments are classified as available-for-sale as of the balance sheet date and are reported at fair value, based on quoted market prices, with unrealized gains and losses recorded in shareholders' equity on the consolidated balance sheets.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

  Restricted cash

     Cash balances of $79,637 at December 31, 1997 and 1998 and September 30, 1999 were restricted from withdrawal and held by a bank in the form of certificates of deposit. These certificates of deposit serve as collateral to a letter of credit issued to the Company's landlord as a security deposit.

  Fair value of financial instruments

     Carrying amounts of certain of the Company's financial instruments including cash and cash equivalents, receivables, deposits, borrowings under line of credit, accounts payable and other accrued liabilities, and the current portion of notes payable approximate fair value due to their short maturities.

     Carrying amounts of long-term notes payable and capital leases are considered to approximate fair value based upon comparable market information available at the respective balance sheet dates.

  Concentration of credit risk

     Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, cash equivalents and accounts receivable. The Company deposits its cash and cash equivalents in domestic financial institutions. The Company's accounts receivable are derived from revenue earned from customers located in the U.S. AdKnowledge sells and grants credit for its services to its customers without requiring collateral or third-party guarantees. The Company monitors customers' payment history and establishes reserves for bad debt as warranted.

     At December 31, 1998, one customer accounted for 10% of total accounts receivable.

  Fixed assets

     Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally 3 to 5 years. Equipment acquired under capital leases is amortized on a straight-line basis over the shorter of its lease term or estimated useful life, generally three years. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in income.

  Long-lived assets

     The Company accounts for long-lived assets under Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires the Company to review for impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets, whenever events or changes in circumstances indicate that the carrying amount of an asset might not be recoverable. When such an event occurs, the Company estimates the future cash flows expected to result from the use of the asset and its eventual disposition. If the undiscounted expected future cash flows is less than the carrying amount of the asset, an impairment loss is recognized. To date, no impairment loss has been recognized.

  Revenue recognition

     For the year ended December 31, 1998, the Company's revenues were derived primarily from the provision of ad delivery and associated management services to its clients. The Company recognizes revenue at the time the services are delivered, providing the Company does not have significant remaining obligations and collection of the resulting receivable is probable. The Company recognizes revenue from these services based

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

on the number of advertisements delivered, as well as from monthly usage fees for the Company's Web-based advertising management system.

     For the year ended December 31, 1997, the Company's revenues were derived primarily from the sale of software licenses to Web publishers and were recognized in accordance with the provisions of Statement of Position 91-1, "Software Revenue Recognition." The Company recognized revenue from the sale of software licenses upon shipment if remaining obligations were insignificant and collection of the resulting receivable was probable. Revenue from software maintenance contracts, including amounts unbundled from product sales, was deferred and recognized ratably over the period of the contract.

  Research and development costs

     Research and development expenditures are charged to operations as incurred.

  Advertising costs

     Costs related to advertising and promotion of products is charged to sales and marketing expense as incurred. Advertising cost charged to expenses for the period from July 10, 1996 (date of inception) to December 31, 1996 and for the years ended December 31, 1997 and 1998 were approximately none, $175,251 and $292,218, respectively.

  Income taxes

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires an asset and liability approach to financial accounting and reporting for income taxes. Accordingly, deferred tax assets and liabilities arise from the differences between the tax basis of an asset or liability and their reported amounts in the financial statements, or from the tax benefit of net operating loss carryforwards. Deferred tax amounts are determined using the tax rates expected to be in effect when the taxes will actually be paid or refunds received, as provided under currently enacted tax law. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

  Stock-based compensation

     The Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and complies with the disclosure provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation expense is based on the difference, if any, on the date of the grant, between the fair value of the Company's stock and the exercise price of the option. The Company accounts for equity instruments issued to nonemployees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force ("EITF") 96-18.

  Comprehensive income

     The Company adopted the provisions of SFAS No. 130, Reporting Comprehensive Income. This statement requires companies to classify items of other comprehensive income by their nature in the financial statements and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. The Company had no comprehensive income items to report through December 31, 1998 and an insignificant amount of unrealized loss on investments in the nine months ended September 30, 1999.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

  Segment information

     In 1998, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS No. 131 supersedes FAS 14, "Financial Reporting for Segments of a Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS No. 131 also requires disclosures about products and services, geographic areas, and major customers. The Company conducts its business within one business segment primarily within the U.S.

  Certain risks and uncertainties

     The Company's products and services are concentrated in the Internet advertising industry which is characterized by rapid technological advances, changes in customer requirements and evolving regulatory requirements and industry standards. Any failure by the Company to anticipate or to respond adequately to technological developments in its industry, changes in customer requirements or changes in regulatory requirements or industry standards, or any significant delays in the development or introduction of products or services, could have a material adverse effect on the Company's business and operating results.

  Recent accounting pronouncements

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 is effective for financial statements for years beginning after December 15, 1998. SOP 98-1 provides guidance over accounting for computer software developed or obtained for internal use including the requirement to capitalize specified costs and amortization of such costs. The adoption of this standard did not have a material impact on the Company's results of operations, financial positions or cash flows.

     In April 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-up Activities". SOP 98-5, which is effective for fiscal years beginning after December 15, 1998, provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. As the Company has historically expensed these costs, the adoption of SOP 98-5 did not have a significant impact on its results of operations, financial positions or cash flows.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. SFAS No. 133 is effective for fiscal quarters beginning after June 15, 2000. The Company is evaluating the requirements of SFAS No. 133.

NOTE  2--ACQUISITION OF FOCALINK COMMUNICATIONS, INC.:

     On December 31, 1997, the Company completed its acquisition of Focalink Communications, Inc. ("Focalink") for approximately $5,505,000, including acquisition costs of $208,000 and liabilities assumed of $2,190,439. Focalink was primarily engaged in the development of software tools to evaluate, place and manage advertising campaigns on the Internet. The acquisition was accounted for as a purchase and resulted in a one-time write-off of $804,000 for purchased in-process research and development for which there was no alternative future use and for which technological feasibility has not been established. The balance of the purchase price in excess of tangible net assets acquired was allocated to purchased technology and goodwill of

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

$1,007,000 and $2,149,096, respectively. The Company is amortizing the purchased technology and goodwill on a straight-line basis over three and five years, respectively.

     In connection with the acquisition, the Company issued 336,909 shares of Common Stock and a total of 3,457,377 shares of Series C (issued as Series C-1, C-2 and C-3) Convertible Preferred Stock valued at an aggregate of $2,859,000 in exchange for the outstanding common and preferred stock of Focalink as well as $4,367,000 of long term debt. The Company also issued warrants to purchase 176,197 shares of Series C Convertible Preferred Stock at prices ranging from $1.80 to $7.02 per share and valued at $247,507.

     The following (unaudited) pro forma summary represents the results of operation as if the acquisition of Focalink had occurred at the beginning of the period presented.

                                                                FOR THE
                                                              PERIOD FROM
                                                             JULY 10, 1996
                                                               (DATE OF
                                                             INCEPTION) TO     YEAR ENDED
                                                             DECEMBER 31,     DECEMBER 31,
                                                                 1996             1997
                                                             -------------    ------------
Pro forma net revenue......................................   $   94,040       $1,777,911
Pro forma net loss.........................................   $4,568,637       $9,840,178

     In-process research and development charges of $804,000 were excluded from the pro forma net loss for the year ended December 31, 1996. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been effected at the beginning of the period presented and may not be indicative of future results.

NOTE  3--SUPPLEMENTAL CASH FLOW INFORMATION:

                                      FOR THE PERIOD
                                      FROM JULY 10,                                    FOR THE NINE
                                      1996 (DATE OF                                    SEPTEMBER 30,
                                      INCEPTION) TO     YEAR ENDED DECEMBER 31,        MONTHS ENDED
                                       DECEMBER 31,     -----------------------   -----------------------
                                           1996            1997         1998         1998         1999
                                     ----------------   ----------   ----------   ----------   ----------
                                                                                        (UNAUDITED)
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest.............         $--         $   21,993   $  233,128   $  162,134   $  408,575
Supplemental noncash investing and
  financing activity:
Noncash assets and liabilities
  acquired from Focalink
  Communications, Inc.:
     Net current liabilities.......         --            (380,303)          --           --           --
     Property and equipment, net...         --             868,367           --           --           --
     Goodwill......................         --           2,149,096           --           --           --
     Other intangible assets.......         --           1,007,000           --           --           --
     Other assets..................         --             129,342           --           --           --
     Related party payable.........         --            (250,000)          --           --           --
     Capital leases................         --            (890,456)          --           --           --
Issuance of Common Stock, Preferred
  Stock and warrants for
  acquisition of Focalink
  Communications, Inc..............         $--         $3,106,507   $       --   $       --   $       --
                                            ==          ==========   ==========   ==========   ==========
Note receivable issued on exercise
  of stock options.................         $--         $   38,100   $       --   $       --   $       --
                                            ==          ==========   ==========   ==========   ==========

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

                                      FOR THE PERIOD
                                      FROM JULY 10,                                    FOR THE NINE
                                      1996 (DATE OF                                    SEPTEMBER 30,
                                      INCEPTION) TO     YEAR ENDED DECEMBER 31,        MONTHS ENDED
                                       DECEMBER 31,     -----------------------   -----------------------
                                           1996            1997         1998         1998         1999
                                     ----------------   ----------   ----------   ----------   ----------
                                                                                        (UNAUDITED)
Interest accrued on note receivable
  from shareholder.................         $--         $      265   $    2,170   $    1,627   $    1,627
                                            ==          ==========   ==========   ==========   ==========
Property and equipment acquired
  under capital leases.............         $--         $       --   $1,007,772   $  667,750   $1,353,840
                                            ==          ==========   ==========   ==========   ==========
Conversion of notes payable to
  Series D
  Convertible Preferred Stock......         $--         $       --   $1,551,589   $1,551,589   $       --
                                            ==          ==========   ==========   ==========   ==========
Conversion of borrowing under line
  of credit to term note...........         $--         $       --   $  500,000   $       --   $       --
                                            ==          ==========   ==========   ==========   ==========
Issuance of warrants in conjunction
  with debt........................         $--         $       --   $  272,410   $   33,836   $1,732,497
                                            ==          ==========   ==========   ==========   ==========

NOTE  4--FIXED ASSETS:

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1997          1998
                                                              ----------    ----------
FIXED ASSETS, NET:
Computer equipment and software.............................  $1,109,710    $2,321,488
Furniture, fixtures and office equipment....................     172,898       199,079
                                                              ----------    ----------
                                                               1,282,608     2,520,567
Less: Accumulated depreciation and amortization.............     (72,346)     (910,663)
                                                              ----------    ----------
                                                              $1,210,262    $1,609,904
                                                              ==========    ==========

     Fixed assets includes $1,246,451 and $1,912,414 of assets under capital leases at December 31, 1997 and 1998, respectively. Accumulated amortization of assets under capital leases totaled $469,979 and $754,672 at December 31, 1997 and 1998, respectively.

NOTE  5--RELATED PARTY TRANSACTIONS:

     At December 31, 1998, the Company had notes receivable from officers and shareholders in the amounts of $40,535, (including interest) for the purchase of common stock (included in shareholders' equity) and $625,023 which was borrowed for other personal reasons. The notes bear interest at rates of 5.56% to 5.69% and are due at various dates through March 31, 2002. Notes in the amount of $275,599 are collateralized by a deed of trust on a residence and $389,959 of the notes are collateralized by common stock of the Company. Notes in the amount of $208,385 are without recourse, except to the extent of the common stock held as collateral.

     In August 1999, the Company forgave a note receivable from an officer in an aggregate amount of $298,979, including accrued interest. Such amount was recorded as a charge to general and administrative expenses in the third quarter of 1999. Concurrent with the forgiveness of this note, the Company issued the officer a note in the amount of $147,714 for the purpose of enabling such officer to pay taxes associated with the forgiveness of the related note. This note bears interest at a rate of 5.43%, is collateralized by common stock of the Company and is payable upon the earlier of the occurrence of certain specified events or in August 2002.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

     During the year ended December 31, 1998, the Company incurred $223,000 of expenses for business consulting services rendered by two shareholders and one former executive of the Company.

     In addition, the Company issued 2,345,300 shares of Series D Preferred Stock in March 1998 in exchange for a note payable to an investor in the amount of $1,300,000. The note was issued in January 1998 with warrants to purchase 117,265 shares of common stock. The warrant was cancelled in connection with the note conversion. The Company also assumed a loan in the amount of $251,589 from an investor in connection with the acquisition of Focalink, which loan was converted to 451,020 shares of Series D Preferred Stock in March 1998.

NOTE  6--INCOME TAXES:

     Deferred tax assets and liabilities consist of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               1997      1998
                                                              ------    ------
Deferred tax assets:
Net operating loss carryforwards............................  $4,349    $6,367
     Accruals and reserves..................................      86       130
     Research credits.......................................     109       294
     Depreciation...........................................    (148)      119
     Other..................................................      76       104
                                                              ------    ------
                                                               4,472     7,014
                                                              ------    ------
Valuation allowance.........................................  (4,472)   (7,014)
                                                              ------    ------
                                                              $   --    $   --
                                                              ======    ======

     Due to uncertainties surrounding the use of the deferred tax assets, a full valuation allowance has been recorded.

     At December 31, 1998, the Company had approximately $16 million of federal and $15.8 million of state net operating loss carryforwards available to offset future taxable income which expire in varying amounts between 1998 and 2011. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating loss carryforwards may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50%, as defined, over a three year period. Given the equity changes that have occurred during the years ended December 31, 1997 and 1998, the Company has likely incurred an ownership change and the utilization of its net operating losses are subject to such limitations.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

NOTE  7--BORROWINGS:

     The following amounts were outstanding at December 31, 1997 and 1998:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                1997         1998
                                                              --------    ----------
Revolving line of credit, interest at prime plus 2% (9.75%
  at December 31, 1997)(1)..................................  $500,000    $       --
Equipment line of credit, interest at prime plus 2% (9.75%
  at December 31, 1997)(1)..................................   204,942            --
Term loan payable monthly through February 2001, interest at
  prime plus 2% (9.75% at December 31, 1998)(2).............        --       500,000
Equipment loan payable monthly through October 2000,
  interest at prime plus 2% (9.75% at December 31,
  1998)(2)..................................................        --       132,610
Note payable under combined master lease, subordinated loan
  agreement and letter of credit facility, interest at
  13%(3)....................................................        --     1,500,000

---------------
1. The revolving line of credit and equipment line of credit were converted into the respective term and equipment loans in December 1998.

2. The term loan and equipment loan are subject to various financial covenants with which the Company was in compliance at December 31, 1998.

3. Under the combined master lease, subordinated loan agreement and line of credit facility, the Company has an aggregate credit facility of approximately $4,000,000. Amounts borrowed under this facility are collateralized by substantially all of the Company's assets and are subordinated to the Company's term and equipment loans. The agreement contains various financial and operating covenants with which the Company was in compliance at December 31, 1998. Under the agreement the Company has obtained a letter of credit for $526,000 used as a deposit for the lease of its corporate headquarters. If the letter of credit is drawn upon, the Company will be required to repay the amount used over a two-year period with interest at 14% per year. The Company is charged a facility fee equal to 1% of the letter of credit balance per year.

     Some of the debt and capital leases restrict the payment of dividends.

     In February 1999, the Company repaid $1,250,000 of the Note payable and converted the balance into a term note payable for $9,823 per month through August 2001 with interest at 13%. In addition, the Company borrowed an additional $1,000,000 in January 1999 with interest at 13%, and payable monthly through August 2001.

     In August 1999, the Company entered into a subordinated loan agreement and secured promissory note for $4,000,000. Amounts borrowed under this note are collateralized by substantially all of the Company's assets and are subordinated to the Company's term and equipment loans. Borrowings will be repaid in thirty-six equal monthly payments of principal and interest at a rate of 13.3% per annum, through September 2002. In connection with this note, the Company paid a facility fee of $40,000 and granted the lender warrants to purchase up to 711,112 shares of Series E Convertible Preferred Stock at an exercise price which shall be between $0.90 and $1.10 per share. These warrants expire at the later of 10 years from the issue date or five years from an initial public offering of the Company's common stock. The fair value of these warrants of $1,694,738, (valued under the Black-Scholes model) has been accounted for as debt discount and is included with other current and long-term assets at September 30, 1999. As of September 30, 1999, the fair value of warrants aggregating $683,451 and $1,195,110 are accounted for as debt discount and are included as components of other current assets and other assets, respectively.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

     Future minimum principal payments under notes payable at December 31, 1998, are as follows:

YEAR ENDING
DECEMBER 31,
------------
1999........................................................  $ 1,597,053
2000........................................................      451,760
2001........................................................       83,797
                                                              -----------
                                                                2,132,610
Less current portion........................................   (1,597,053)
                                                              -----------
                                                              $   535,557
                                                              ===========

     Future minimum principal payments under notes payable at September 30, 1999, are as follows:

PERIOD ENDING
DECEMBER 31,
-------------
1999........................................................  $   471,690
2000........................................................    2,009,747
2001........................................................    1,830,833
2002........................................................    1,153,337
                                                              -----------
                                                                5,465,607
Less current portion........................................   (1,966,883)
                                                              -----------
                                                              $ 3,498,724
                                                              ===========

NOTE  8--COMMITMENTS:

  Capital and operating leases

     In November 1998, the Company entered into a new operating lease agreement for its corporate headquarters. This lease commenced in January 1999 and expires in December 2004. The Company also leases other office space and equipment under noncancelable operating and capital leases with various expiration dates through 2003. Effective July 1999, the Company entered into a new operating lease agreement for its New York office. This lease commenced in October 1999 and expires in October 2004.

     In July 1999, the Company entered into noncancelable capital leases totaling $349,534 which expire in 2003.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

     Future minimum lease payments under noncancelable operating and capital leases and future minimum sublease rental receipts under noncancelable operating leases at December 31, 1998 are as follows:

YEAR ENDED                                             CAPITAL     OPERATING    SUBLEASE
DECEMBER 31,                                            LEASES       LEASES      INCOME
------------                                          ----------   ----------   --------
1999................................................  $  699,319   $1,322,281   $390,912
2000................................................     484,179    1,285,018    332,048
2001................................................     379,617    1,219,726    256,680
2002................................................     217,237      973,171         --
2003................................................          --      984,788         --
Thereafter..........................................          --    1,017,068         --
                                                      ----------   ----------   --------
Total minimum lease payments and sublease income....   1,780,352   $6,802,052   $979,640
                                                                   ==========   ========
Less: Amount representing interest..................    (368,200)
                                                      ----------
Present value of capital lease obligations..........   1,412,152
Less: Current portion...............................    (509,606)
                                                      ----------
Long-term portion of capital lease obligations......  $  902,546
                                                      ==========

     Future minimum lease payments under noncancelable operating and capital leases and future minimum sublease rental receipts under noncancelable operating leases at September 30, 1999 are as follows:

PERIOD ENDED                                           CAPITAL     OPERATING    SUBLEASE
DECEMBER 31,                                            LEASES       LEASES      INCOME
------------                                          ----------   ----------   --------
1999................................................  $  240,906   $  357,079   $103,233
2000................................................     984,743    1,428,135    332,048
2001................................................   1,016,843    1,375,854    256,680
2002................................................     580,770    1,130,064         --
2003................................................      52,430    1,150,100         --
Thereafter..........................................          --    1,168,604         --
                                                      ----------   ----------   --------
Total minimum lease payments and sublease income....   2,875,692   $6,609,836   $691,961
                                                                   ==========   ========
Less: Amount representing interest..................    (483,013)
                                                      ----------
Present value of capital lease obligations..........   2,392,679
                                                      ----------
Less: Current portion...............................    (708,965)
                                                      ----------
Long-term portion of capital lease obligations......  $1,683,714
                                                      ==========

     In 1999 the Company entered into an agreement with an applications service provider which requires payments of up to $603,000 through May 2002. This agreement is cancellable upon specified conditions.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

NOTE  9--CONVERTIBLE PREFERRED STOCK:

     Convertible Preferred Stock at December 31, 1998 and September 30, 1999, consists of the following:

SERIES                                               SHARES       AMOUNT
------                                               ------       ------
A................................................     525,000   $   105,000
B................................................   5,512,000     2,600,010
C-1..............................................     569,525       468,644
C-2..............................................     605,122       497,421
C-3..............................................   2,282,730     1,877,043
D................................................  14,432,618     8,000,000
                                                   ----------   -----------
December 31, 1998................................  23,926,995    13,548,118
E................................................  15,555,557    13,925,674
                                                   ----------   -----------
September 30, 1999...............................  39,482,552   $27,473,792
                                                   ==========   ===========

     The holders of Convertible Preferred Stock have various rights and preferences as follows:

  Voting

     Each share of Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock has voting rights equal to an equivalent number of shares of Common Stock into which it is convertible and votes together as one class with the Common Stock.

     As long as at least 25% of the shares of any Series of Convertible Preferred Stock remain outstanding, the Company must obtain approval from a majority of the holders of Convertible Preferred Stock in order to (1) amend the Articles of Incorporation or by laws as related to Convertible Preferred Stock,
(2) change the authorized or issued number of shares of Convertible Preferred Stock, (3) alter or change the rights, preferences or privileges of the shares of any series of Preferred Stock so as to adversely affect the shares, (4) create a new class of stock or effect a merger, consolidation or sale of assets where the existing shareholders retain less than 50% of the voting stock of the surviving entity.

  Dividends

     Holders of Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock are entitled to receive noncumulative dividends at the per annum rate of $0.01, $0.03, $0.05, $0.21, $0.12, $0.04 and $0.63 per share, respectively, when and if declared by the Board of Directors. The holders of Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock will also be entitled to participate in dividends on Common Stock, when and if declared by the Board of Directors, based on the number of shares of Common Stock held on an as-if converted basis. No dividends on Convertible Preferred Stock or Common Stock have been declared by the Board of Directors from inception through December 31, 1998.

  Liquidation

     In the event of any liquidation, dissolution or winding up of the Company, including a merger, acquisition or sale of assets where the beneficial owners of the Company's Common Stock and Convertible Preferred Stock own less than 50% of the resulting voting power of the surviving entity, the holders of Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock are entitled to receive an amount of $0.20, $0.4717, $0.8451, $3.2981, $1.9129, $0.5543 and $0.90 per
share, respectively, plus any declared but unpaid dividends prior to and in preference to any distribution to the holders of Common Stock. The remaining assets, if any, shall be

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

distributed until the Series A, B, C-1, C-2, C-3, D and E shall have in the aggregate an amount equal to $0.80, $1.8868, $3.3804, $13.1924, $7.6516, $2.2172 and $3.60 per share. Should the Company's legally available assets be insufficient to satisfy the liquidation preferences, the funds will be distributed pro rata in proportion to the Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock ownership.

  Conversion

     Each share of Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock is convertible into shares of Common Stock, at the option of the holder, according to a conversion ratio and subject to adjustment for dilution. Each share of Series A, B, C-1, C-2, C-3, D and E Convertible Preferred Stock automatically converts into the number of shares of Common Stock into which such shares are convertible at the then effective conversion ratio upon: (1) the closing of a public offering of Common Stock at a per share price of not less than $1.6629 per share as of December 31, 1998 and $2.70 per share as of September 30, 1999 with gross proceeds of not less than $10 million, (2) the consent of the holders of the majority of Convertible Preferred Stock. At December 31, 1998 the Company had reserved approximately 25 million shares of common stock for the conversion of the preferred stock. In 1999 the number of shares of common stock reserved for conversion of preferred stock was increased to approximately 42 million.

  Warrants

     At December 31, 1998, there were warrants to purchase 706,166 shares of Series D Convertible Preferred Stock at prices ranging from $0.69 to $0.90 per share, and warrants to purchase 176,197 shares of Series C Convertible Preferred Stock at prices ranging from $1.80 to $7.02 per share outstanding and exercisable. The Series C warrants were issued in connection with the acquisition of Focalink (see Note 2) and expire through 2006. The fair value of these warrants, $247,507 (valued under the Black-Scholes model) was included in the purchase price. The Series D warrants were issued in connection with the various financings in 1998 and expire at the earlier of 10 years from the issue date or five years from an initial public offering of the Company's common stock. The fair value of these warrants, $272,410 (valued under the Black-Scholes model), has been accounted for as debt discount and has been included with other current and long term assets. The Company amortized $18,753 of such discount in 1998.

     In February 1999, in conjunction with leases entered into, the Company granted the lender warrants to purchase 55,555 shares of Series E Convertible Preferred Stock at $0.90 per share. These warrants expire at the earlier of 10 years from the issue date or five years from an initial public offering of the Company's common stock. The fair value of these warrants, $37,759 (valued under the Black-Scholes model), has been accounted for as debt discount and has been included with other current and long term assets.

  Restricted Stock Purchase Agreement

     The Company sold Common Stock to certain employees under restricted purchase agreements under which the Company had the right to repurchase the shares in the event the employee terminated employment. In 1996, the repurchase right with respect to 1,952,468 unvested shares was waived. As a result, $546,691 of compensation expenses, equal to the difference between the purchase price of the stock and the then current value, was charged to operations. The repurchase right with respect to all other shares had expired at December 31, 1998.

NOTE  10--STOCK OPTION PLANS:

     In 1996 and 1998, the Company adopted the 1996 and 1998 Stock Option Plans (the "Plans"), respectively. The Plans provide for the granting of stock options to employees, non-employee Board members and consultants of the Company. Options granted under the Plan may be either incentive stock options or

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

nonqualified stock options. Incentive stock options ("ISO") may be granted only to Company employees. Nonqualified stock options ("NSO") may be granted to Company employees, non-employee Board members and consultants. The Company has reserved 7,521,592 and 1,372,286 shares of Common Stock for issuance under the 1996 Stock Option Plan and the 1998 Stock Option Plan, respectively.

     Options under the Plans may be granted for periods of up to ten years and at prices no less than 85% of the estimated fair value of the shares on the date of grant as determined by the Board of Directors, provided, however, that (i) the exercise price of an ISO and NSO shall not be less than 100% and 85% of the estimated fair value of the shares on the date of grant, respectively, and (ii) the exercise price of an ISO and NSO granted to a 10% shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant and the option term cannot exceed five years from the date of grant. Options are exercisable immediately, subject to a right of repurchase by the Company of unvested shares. To date, options granted generally vest over four years. At December 31, 1997 and 1998, 629,426 and 1,238,682 shares of Common Stock, including shares under unexercised options, were subject to repurchase, respectively. There were no shares subject to repurchase at December 31, 1996.

     During 1998, the Company recorded $35,263 of deferred stock compensation for the fair value of 78,367 options granted in 1998 to non-employees (valued under the Black-Scholes model). The compensation expense is being recognized over the period of service.

     The following table summarizes information about stock options at December 31, 1996, 1997 and 1998 and at September 30, 1999:

                                                                                              WEIGHTED
                                         OPTIONS                                              AVERAGE
                                        AVAILABLE    NUMBER OF      EXERCISE     AGGREGATE    EXERCISE
                                        FOR GRANT     OPTIONS        PRICE         PRICE       PRICE
                                        ---------    ---------      --------     ---------    --------
Options reserved--1996 Stock Option
  Plan...............................   3,321,592
Options granted......................    (625,000)      625,000   $       0.01   $    6,250   $  0.01
                                       ----------    ----------                  ----------   -------
Balances, December 31, 1996..........   2,696,592       625,000                       6,250      0.01
Options reserved.....................     200,000            --                          --
Options granted......................  (1,827,255)    1,827,255    0.01-0.0472       73,823    0.0402
Options exercised....................          --    (1,694,813)   0.01-0.0472      (53,117)   0.0313
Options canceled.....................      63,000       (63,000)        0.0472       (2,972)   0.0472
                                       ----------    ----------                  ----------   -------
Balances, December 31, 1997..........   1,132,337       694,442                      23,984    0.0345
Options reserved.....................   4,000,000            --                          --
Stock repurchases....................   1,167,530            --                          --
Options reserved--1998
Stock Option Plan....................   1,372,286            --                          --
Options granted......................  (6,345,885)    6,345,885           0.06      382,815    0.0603
Options exercised....................          --      (309,535)   0.0236-0.06      (18,335)   0.0592
Options canceled.....................     873,295      (873,295)   0.0236-0.06      (50,783)   0.0582
                                       ----------    ----------                  ----------   -------
Balances, December 31, 1998..........   2,199,563     5,857,497                     337,681    0.0576
Stock repurchases....................     118,274            --                          --
Options granted......................  (2,857,391)    2,857,391      0.06-1.50    1,373,092    0.4805
Options exercised....................          --    (3,031,064)   0.0236-1.00     (359,880)   0.1187
Options canceled.....................   1,506,202    (1,506,202)   0.0472-0.50     (115,393)   0.0766
                                       ----------    ----------                  ----------   -------
Balances, September 30, 1999.........     966,648     4,177,622                  $1,235,500   $0.2957
                                       ==========    ==========                  ==========   =======

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

                                             OPTIONS OUTSTANDING AND EXERCISABLE
                                                     AT DECEMBER 31, 1998
                                           ----------------------------------------
                                                            WEIGHTED
                                                             AVERAGE      WEIGHTED
RANGE OF                                                    REMAINING      AVERAGE
EXERCISE                                      NUMBER       CONTRACTUAL    EXERCISE
PRICE                                      OUTSTANDING        LIFE          PRICE
--------                                   -----------     -----------    --------
$0.02360.................................     282,702         8.33          $0.02
$0.04717.................................     268,240         8.79          $0.05
$0.06000.................................   5,306,555         9.45          $0.06
                                            ---------
                                            5,857,497
                                            =========

     Under APB No. 25, compensation expense is recognized based on the amount by which the fair value of the underlying common stock exceeds the exercise price of the stock options at the measurement date, which in the case of employee stock options is typically the date of grant. For financial reporting purposes, the Company has determined that the deemed fair market value on the date of grant of certain employee stock options was in excess of the exercise price of the options. This amount is recorded as deferred stock-based compensation and is classified as a reduction of shareholders' equity and is amortized as a charge to operations over the vesting period of the applicable options. The vesting period is generally four years. Consequently, the Company recorded deferred stock-based compensation of $175,220, $454,718, $2,432,434, and $4,004,139
during the period from July 10, 1996 (date of inception) to December 31, 1996, during the years ended December 31, 1997 and 1998, and during the nine months ended September 30, 1999, respectively. Amortization recognized for the period from July 10, 1996 (date of inception) to December 31, 1996 and for the years ended December 31, 1997 and 1998 and the nine months ended September 30, 1999 totaled $17,678, $97,717, $806,712 and $699,987, respectively. The Company's stock option grants and related deemed fair value are as follows:

                                                                          WEIGHTED
                                          NUMBER OF       WEIGHTED         AVERAGE
                                           OPTIONS         AVERAGE         DEEMED
                                           GRANTED     EXERCISE PRICE    FAIR VALUE
                                          ---------    --------------    ----------
For the period from July 10, 1996 (date
  of inception) to December 31, 1996:
Options granted at deemed fair value....         --         $  --           $  --
Options granted below deemed fair
  value.................................    625,000          0.01            0.29
                                          ---------         -----           -----
          Total.........................    625,000         $0.01           $0.29
                                          =========         =====           =====
For the year ended December 31, 1997:
Options granted at deemed fair value....         --         $  --           $  --
Options granted below deemed fair
  value.................................  1,827,255          0.04            0.29
                                          ---------         -----           -----
          Total.........................  1,827,255         $0.04           $0.29
                                          =========         =====           =====
For the year ended December 31, 1998:
Options granted at deemed fair value....         --         $  --           $  --
Options granted below deemed fair
  value.................................  6,345,885          0.06            0.50
                                          ---------         -----           -----
          Total.........................  6,345,885         $0.06           $0.50
                                          =========         =====           =====
For the period ended September 30, 1999:
Options granted at deemed fair value....         --         $  --           $  --
Options granted below deemed fair
  value.................................  2,857,391          0.48            2.13
                                          ---------         -----           -----
          Total.........................  2,857,391         $0.48           $2.13
                                          =========         =====           =====

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

Pro forma stock-based compensation

     The Company accounts for employee stock options under APB Opinion No. 25. Had the Company determined compensation expense under SFAS No. 123, the effect on the Company's net earnings would have been insignificant. These pro forma results are not necessarily indicative of results which may be expected in the future as additional grants are made each year and options vest over several years. The weighted average fair value of the options and warrants granted or modified for the period ended December 31, 1996, and the years ended December 31, 1997 and 1998 was $0.0022, $0.0086 and $0.0114, respectively.

     The following weighted average assumptions were used in the above calculations:

                                                               1996      1997      1998
                                                              -------   -------   -------
Risk free interest rate.....................................     6.36%     6.23%     5.24%
Expected life...............................................  4 years   4 years   4 years
Volatility..................................................       --        --        --
Dividend yield..............................................       --        --        --

NOTE 11--EMPLOYEE BENEFIT PLAN:

     In January 1, 1998, the Company adopted the savings plan under Section 401(k) of the Internal Revenue Code of Focalink Communications, Inc. There were no contributions made by the Company in 1998.

NOTE 12--MERGER AND CONTRIBUTION AGREEMENT (UNAUDITED):

     On August 27, 1999, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission ("SEC"). On September 30, 1999, the Company filed a Request for Withdrawal of its Form S-1 with the SEC because it entered into the merger and contribution agreement described below. In connection with the withdrawal of its Form S-1, the Company recorded a charge to operations of $772,686 for the write-off of deferred initial public offering costs in September 1999.

     On September 23, 1999, the Company signed an agreement pursuant to which it agreed to be acquired by Engage Technologies, Inc. ("Engage"), a provider of products and services that enable customers to create and use profiles of individual Web visitors to target advertisements, content and e-commerce offerings. Upon completion of the transaction, the Company will become a wholly-owned subsidiary of Engage, which is a majority owned subsidiary of CMGI, Inc. ("CMGI"). Under the terms of the merger and contribution agreement, CMGI will initially acquire control of the Company through the issuance of approximately $170 million of CMGI common stock in a merger of a subsidiary of CMGI into the Company. The value of the CMGI common stock being delivered is based on $84.80, the average of the last reported sales prices of the CMGI common stock over the 45 consecutive trading days ending on September 20, 1999, which value may be adjusted upward by up to 10% or downward by up to 10% based upon the average of the last reported sales prices of such stock over the 45 consecutive trading days ending two trading days prior to the effective time of this merger.

     Upon completion of this merger, CMGI will own approximately 88% of the Common Stock of the Company. This merger will be followed by a contribution of the Company's shares held by CMGI and the Company's shareholders to Engage in exchange for approximately $193 million of Engage common stock. The value of the Engage common stock being delivered is $31.45, the average of the last reported sales prices of Engage common stock over the 45 consecutive trading days ending on September 20, 1999 and may be adjusted upward or downward in the same manner as the CMGI stock described above. Any remaining holders of AdKnowledge Common Stock will receive Engage common stock in a short-form merger with a subsidiary of Engage.

                                ADKNOWLEDGE INC.

(INFORMATION AS OF AND RELATING TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                               1999 IS UNAUDITED)

     The transaction, which will be accounted for as a purchase, is subject to certain conditions, regulatory approval and the shareholder approval of Engage and AdKnowledge. In connection with the merger and contribution, the Company amended its Articles of Incorporation in November 1999 to authorize 114,000,000 shares of Common Stock for issuance, of which 58,000,000 shall be Common Stock, no par value, and 56,000,000 shall be Class B Common Stock, par value $0.01. In addition, the Company is authorized through this amendment to issue an additional 7,500,000 shares of Convertible Preferred Stock, designated as Series F, no par value.

NOTE 13--COMPUTATION OF NET LOSS PER SHARE:

     Basic net loss per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted net income per share is computed giving effect to all dilutive potential common shares that were outstanding during the period. Dilutive potential common equivalent shares consist of the incremental common shares issuable upon exercise of stock options.

     A reconciliation of the numerator and denominator of basic and diluted net income per share is provided as follows:

                                   FOR THE
                                 PERIOD FROM
                                JULY 10, 1996
                                  (DATE OF                                       FOR THE NINE MONTHS
                                INCEPTION) TO     YEARS ENDED DECEMBER 31,       ENDED SEPTEMBER 30,
                                DECEMBER 31,     --------------------------   --------------------------
                                    1996            1997           1998          1998           1999
                               ---------------   -----------   ------------   -----------   ------------
Numerator--Net loss per
  share, basic and diluted:
     Net Loss................     $(728,969)     $(2,914,069)  $(10,257,549)  $(7,147,340)  $(14,145,798)
                                  =========      ===========   ============   ===========   ============
Denominator--Net loss per
  share, basic and diluted:
     Weighted average common
       shares outstanding....     1,880,729        4,886,242      5,753,222     5,540,441      6,456,294
                                  =========      ===========   ============   ===========   ============
Net loss per share--basic and
  diluted....................     $   (0.39)     $     (0.60)  $      (1.78)  $     (1.29)  $      (2.19)
                                  =========      ===========   ============   ===========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Focalink Communications, Inc.

     In our opinion, the accompanying balance sheet and the related statement of operations, shareholders' equity and cash flows present fairly, in all material respects, the financial position of Focalink Communications, Inc. at December 31, 1997, and the results of its operations and cash flows for the year ended December 31, 1997 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 25, 1999

                         FOCALINK COMMUNICATIONS, INC.

                                 BALANCE SHEET

                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
                           ASSETS
Current assets:
  Cash and cash equivalents.................................  $    305,995
  Accounts receivable, net of allowance for doubtful
     accounts of $26,426 at December 31, 1997...............       237,796
  Prepaid expenses and other current assets.................         2,300
                                                              ------------
       Total current assets.................................       546,091
Property and equipment, net.................................       868,367
Other assets................................................       129,342
                                                              ------------
       Total assets.........................................  $  1,543,800
                                                              ============

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................  $    312,461
  Accrued payroll and related liabilities...................        58,187
  Other accrued liabilities.................................       123,904
  Deferred revenue..........................................       125,845
  Capital lease obligations, current........................       374,782
                                                              ------------
       Total current liabilities............................       995,179
Capital lease obligations, long-term........................       515,674
Notes payable, long-term....................................     5,027,000
                                                              ------------
                                                                 6,537,853
                                                              ------------
Shareholders' equity:
  Series A Preferred Stock: $0.001 par value; 2,500,000
     shares authorized; 2,500,000 shares issued and
     outstanding............................................         2,500
  Series B Preferred Stock: $0.001 par value; 2,700,000
     shares authorized; 2,656,250 shares issued and
     outstanding............................................         2,656
  Common Stock: $0.001 par value; 11,400,000 shares
     authorized; 1,478,949 shares issued and outstanding....         1,479
  Additional paid in capital................................     5,285,226
  Note receivable from shareholder..........................       (10,000)
  Accumulated deficit.......................................   (10,275,914)
                                                              ------------
       Total shareholders' equity...........................    (4,994,053)
                                                              ------------
       Total liabilities and shareholders' equity...........  $  1,543,800
                                                              ============

   The accompanying notes are an integral part of these financial statements.

                         FOCALINK COMMUNICATIONS, INC.

                            STATEMENT OF OPERATIONS

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
Revenues....................................................  $ 1,213,704
Cost of revenues............................................      591,448
                                                              -----------
  Gross profit..............................................      622,256
Operating Expenses:
Research and development....................................    3,458,826
Sales and marketing.........................................    2,431,841
General and administrative..................................      676,981
                                                              -----------
          Total operating expenses..........................    6,567,648
                                                              -----------
Loss from operations........................................   (5,945,392)
Interest income.............................................       26,560
Interest expense............................................     (339,994)
                                                              -----------
Net loss....................................................  $(6,258,826)
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

                         FOCALINK COMMUNICATIONS, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY

                                                    PREFERRED STOCK A    PREFERRED STOCK B       COMMON STOCK      ADDITIONAL
                                                    ------------------   ------------------   ------------------    PAID IN
                                                     SHARES     AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT    CAPITAL
                                                    ---------   ------   ---------   ------   ---------   ------   ----------
Balances, January 1, 1997.........................  2,500,000   $2,500   2,656,250   $2,656   1,820,056   $1,821   $5,276,922
Issuance of common stock at $0.01.................         --      --           --      --      553,754     553        16,010
Repurchase of common stock at $0.01 per share--...         --      --           --      --     (906,053)   (906)       (8,154)
Stock options exercised at $0.04 per share--......         --      --           --      --       11,192      11           448
                                                    ---------   ------   ---------   ------   ---------   ------   ----------
Balances, December 31, 1997.......................  2,500,000   $2,500   2,656,250   $2,656   1,478,949   $1,479   $5,285,226
                                                    =========   ======   =========   ======   =========   ======   ==========

   The accompanying notes are an integral part of these financial statements.

                         FOCALINK COMMUNICATIONS, INC.

                            STATEMENT OF CASH FLOWS

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
CASH FLOWS FROM OPERATIONS:
Net loss....................................................  $(6,258,826)
Adjustments to reconcile net loss to net cash used in
  operating activities:
     Depreciation...........................................      372,144
     Allowance for doubtful accounts........................       26,425
     Change in assets and liabilities:
       Accounts receivable..................................     (148,379)
       Prepaids and other current assets....................      342,867
       Other assets.........................................      (72,884)
       Accounts payable.....................................       34,698
       Deferred revenue.....................................       70,921
       Accrued liabilities..................................          524
                                                              -----------
          Net cash used in operating activities.............   (5,632,510)
                                                              -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition of property and equipment..................     (560,746)
                                                              -----------
          Net cash used in investing activities.............     (560,746)
                                                              -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from demand note payable......................    5,027,000
     Payment of demand note payable.........................       (4,502)
     Payments of principal under capital lease
      obligations...........................................      234,904
                                                              -----------
          Cash provided by financing activities.............    5,257,402
                                                              -----------
Net (decrease) increase in cash and cash equivalents........     (935,854)
Cash and cash equivalents at beginning of year..............    1,241,849
                                                              -----------
Cash and cash equivalents at end of year....................  $   305,995
                                                              ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW ACTIVITIES:
     Cash paid during the year for:
       Interest.............................................  $   339,994
                                                              ===========
       Income tax...........................................  $     1,822
                                                              ===========
SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING AND INVESTING
  ACTIVITIES:
     Acquisition of fixed assets through capital lease
      obligations...........................................  $   462,672
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

                         FOCALINK COMMUNICATIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE  1--FORMATION AND BUSINESS OF THE COMPANY:

  The Company

     Focalink Communications ("the Company") is a provider of Web-based software tools for evaluating, placing, and managing advertising campaigns on the Web. Its main products are Smartbanner, which is a Web advertising campaign management service and MarketMatch, which is a media planning tool. The Company is in the development stage and since inception has devoted substantially all of its efforts to developing its products, raising capital and hiring personnel.

NOTE  2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments with an original maturity or remaining maturity of three months or less at the time of purchase to be cash equivalents, which include money market funds and commercial paper. The Company has a certificate of deposit which is the deposit for its current facility.

  Concentration of Credit Risk

     The Company's cash and cash equivalents as of December 31, 1997 are deposited with one U.S. financial institution. The balance of such deposits exceeds federal insured amounts.

  Fair Value of Financial Instruments:

     The carrying amounts of certain of the Company's financial instruments including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other liabilities approximate fair value due to their short maturities. Based upon borrowing rates currently available to the Company for loans with similar terms, the carrying value of capital lease obligations approximate fair value.

  Property and Equipment

     Property and equipment are stated at cost and depreciated on a straight-line basis over the estimated useful lives of the related assets, generally three to five years. Leased assets are amortized on a straight-line basis over the lesser of the estimated useful life or the lease term. Gains and losses upon asset disposal are recognized in operations in the year of disposition.

  Income Taxes

     Deferred tax assets and liabilities are determined based on the differences between financial reporting and tax bases of assets and liabilities, measured at tax rates that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

                         FOCALINK COMMUNICATIONS, INC.

  Revenue Recognition

     Revenues from subscriptions are recognized on a month-to-month basis. Revenues from contracts are deferred and recognized ratably over the life of the contract which is generally one year.

  Research and Development Expenditures

     Research and development expenditures are charged to operations as incurred.

  Advertising

     The Company expenses advertising costs as incurred. Advertising costs for 1997 were $1,632,398.

NOTE  3--PROPERTY AND EQUIPMENT, NET:

     Property and equipment consist of the following:

                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
Furniture and fixture.......................................   $   88,010
Computer software and equipment.............................    1,255,911
                                                               ----------
                                                                1,343,921
Less accumulated depreciation and amortization..............      475,554
                                                               ----------
                                                               $  868,367
                                                               ==========

     Property and equipment under capital leases consist of the following:

                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
Computer equipment..........................................   $1,158,271
Office equipment............................................       86,078
                                                               ----------
                                                                1,244,349
Less accumulated amortization...............................      469,979
                                                               ----------
                                                               $  774,370
                                                               ==========

NOTE  4--COMMITMENTS AND CAPITAL LEASE OBLIGATIONS:

     The Company leases its current facilities under noncancelable operating leases expiring through December 2002.

     The Company has entered into an arrangement with a leasing company whereby the leasing company reimburses the Company for purchases of property and equipment through the use of an equipment lease line of credit.

                         FOCALINK COMMUNICATIONS, INC.

     Future minimum payments under these agreements are as follows:

                                                              OPERATING     CAPITAL
                                                                LEASES       LEASES
                                                                 1997         1997
                                                              ----------   ----------
Year Ended December 31,
     1998...................................................  $  315,531   $  496,248
     1999...................................................     316,494      470,833
     2000...................................................     317,181      104,581
     2001...................................................     317,181           --
     2002...................................................     289,990           --
                                                              ----------   ----------
Minimum lease payments......................................  $1,556,377   $1,071,662
Less amount representing interest...........................                 (181,206)
                                                                           ----------
Present value of minimum lease payments.....................                  890,456
Less current portion........................................                 (374,782)
                                                                           ----------
Amount due after one year...................................               $  515,674
                                                                           ==========

     The capital lease obligations, which expire through May 2000, are collateralized by the related assets. Under the terms of the capital lease obligations, the Company is responsible for taxes, insurance and maintenance costs.

     Rent expense was $327,429 for the year ended December 31, 1997.

     In conjunction with the capital leases, 29,269 warrants to purchase Series A preferred stock were outstanding at December 31, 1997, 700,746 warrants to purchase Series A-1 preferred stock were outstanding at December 31, 1997 and 43,438 warrants to purchase Series B preferred stock were outstanding at December 31, 1997. These warrants expire on November 30, 2005 and June 30, 2006, respectively.

NOTE  5--SHAREHOLDERS' EQUITY:

  Common Stock

     The Company had certain restricted stock purchase agreements with certain employees. Under these agreements, the Company has the right to repurchase any unvested shares upon termination of employment for a period up to 90 days from the date of termination. As of December 31, 1997, 404,174 shares are unvested. The shares will vest through 1999.

  Convertible Preferred Stock

  Dividends

     The holders of shares of Series A and Series B preferred stock are entitled to receive dividends, out of any assets legally available prior and in preference to any declaration or payment of any dividend to the common stockholders, at the rate of $0.0328 and $0.128 per share per annum, respectively or if greater, amounts equal to dividends paid on the outstanding shares of common stock of the Company, when and as declared by the Board of Directors. Such dividends are not cumulative. After payment of the dividend preference, outstanding shares of Series A and Series B preferred stock shall participate with shares of common stock as to any additional declaration or payment of any dividend. As of December 31, 1997, no dividends have been declared.

  Liquidation

     In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A and Series B preferred stock shall be entitled to receive, prior and in preference to any distribution of any assets of the Company to the holders of common stock, an amount per share equal to the

                         FOCALINK COMMUNICATIONS, INC.

sum of (i) $0.41 for each outstanding share of Series A preferred stock and $1.60 for each outstanding share of Series B preferred stock and (ii) an amount equal to declared but unpaid dividends on such shares. If upon the occurrence of such an event, the assets and funds distributed among the holders of the Series A and Series B preferred stock shall be insufficient to permit the payment of preferential amounts, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Series A and Series B preferred stock in proportion to the aggregate liquidation preference for the shares of such stock owned by each such holder.

  Conversion

     Each share of Series A and Series B preferred stock is convertible, at the option of the holder, into such number of fully paid and nonassessable shares of common stock as determined by dividing the applicable original issue price by the conversion price applicable to such share in effect at the date of conversion. Each share of Series A and Series B preferred stock shall automatically be converted into shares of common stock immediately upon the earlier of the closing of a firm commitment under written public offering in which the public offering results in $10,000,000 or more in gross proceeds to the Company and the per share price to the public which is at least $5.00. At December 31, 1997, each share of Series A and Series B preferred stock can be converted to one share of common stock, subject to adjustments under specific circumstances. The Company has reserved a total of 5,126,250 shares of common stock in the event of preferred stock conversion.

  Redemption

     The Series A and Series B preferred stock is not redeemable.

  Voting rights

     The holder of each share of Series A and Series B preferred stock is entitled to one vote for each share of common stock into which such share of preferred stock is convertible. Fractional voting rights resulting from fractional shares shall be disregarded.

  1995 Stock Option/Stock Issuance Plan

     During 1995, the Company adopted the 1995 Stock Option Plan (the "Plan"). The options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Board of Directors at the time of grant. Options are granted at an exercise price determined by the Board of Directors. Stock Purchase Rights may also be granted, either alone, in addition to, or in tandem with other awards granted under the Plan.

     Activity under the Plan is as follows:

                                                                     OUTSTANDING OPTIONS
                                                        ----------------------------------------------
                                                                                              WEIGHTED
                                             SHARES                               AGGREGATE   AVERAGE
                                            AVAILABLE   NUMBER OF    EXERCISE     EXERCISE    EXERCISE
                                            FOR GRANT    SHARES        PRICE        PRICE      PRICE
                                            ---------   ---------   -----------   ---------   --------
Balances, January 1, 1997.................   255,636    1,057,008   $0.04-$0.16   $139,825     $0.13
Options reserved..........................   191,983           --
Options granted...........................  (134,895)     134,895          0.16     21,583     $0.16
Options exercised.........................        --      (11,192)         0.04       (448)     0.04
Options cancelled.........................   257,875     (257,875)    0.04-0.16    (32,579)     0.13
                                            --------    ---------                 --------
Balances, December 31, 1997...............   570,599      922,836   $0.04-$0.16    128,381     $0.14
                                            ========    =========                 ========

     As of December 31, 1997, options to purchase 240,047 shares of common stock were exercisable.

                         FOCALINK COMMUNICATIONS, INC.

     The following table summarizes information with respect to stock options outstanding at December 31, 1997:

                                                     WEIGHTED
               RANGE                                  AVERAGE     WEIGHTED                 WEIGHTED
                 OF                                  REMAINING    AVERAGE                  AVERAGE
              EXERCISE                  NUMBER      CONTRACTUAL   EXERCISE     NUMBER      EXERCISE
               PRICE                  OUTSTANDING      LIFE        PRICE     EXERCISABLE    PRICE
              --------                -----------   -----------   --------   -----------   --------
$0.04...............................    183,667         8.7        $0.04       112,917      $0.04
$0.16...............................    739,169         9.5        $0.16       127,130      $0.16
                                        -------                                -------
                                        922,836                                240,017
                                        =======                                =======

     The following disclosures concerning the Company's stock option plan are provided in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The Company accounts for the plan in accordance with APB No. 25 and related Interpretations.

     The fair value of each option grant has been estimated on the date of grant using the minimum value method with the following weighted average assumptions used for grants in 1997:

Risk free interest rate.....................................    6.23%
Expected life...............................................  5 years

     The weighted average fair value of the options granted in 1997 was $0.04.

NOTE  6--INCOME TAXES:

     The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using current tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

     At December 31, 1997, the Company has federal and state net operating loss carryforwards of approximately $6,390,448 available to offset future regular and alternative minimum taxable income, if any. These operating loss carryforwards will expire between 2003 to 2011, if not utilized beforehand.

     The difference between the effective tax rates at December 31, 1997 and the statutory federal income tax rate is due to the operating losses not benefited.

     For federal and state tax purposes, a portion of the Company's net operating loss carryforwards may be subject to certain limitations on annual utilization in case of a change in ownership, as defined by federal and state tax law.

     Temporary differences which give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 are as follows:

                                                                 1997
                                                              ----------
Deferred tax assets and liabilities:
     Net operating loss carryforwards.......................  $4,349,000
     Capitalized research and development costs.............      86,000
     Research and development credit........................     109,000
     Depreciation and amortization..........................    (148,000)
     Other..................................................      76,000
                                                              ----------
                                                               4,472,000
Valuation allowance.........................................  (4,472,000)
                                                              ----------
                                                              $       --
                                                              ==========

     The Company has established a 100% valuation allowance against the deferred tax asset due to uncertainties concerning their realization.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Flycast Communications Corporation:

     We have audited the accompanying consolidated balance sheet of Flycast Communications Corporation, a wholly owned subsidiary of CMGI, (the "Company") as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Flycast Communications Corporation at December 31, 1999, and the results of its operations and its cash flows for the year ended December 31, 1999 in conformity with generally accepted accounting principles.


/s/ KPMG LLP


San Francisco, California
March 8, 2000

                       FLYCAST COMMUNICATIONS CORPORATION

                CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1999
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS
Current assets:
     Cash and cash equivalents..............................    $ 9,973
     Investments............................................     46,217
     Accounts receivable, net of allowance for doubtful
      accounts of $1,304....................................     21,386
     Prepaid expenses and other assets......................      1,800
                                                                -------
          Total current assets..............................     79,376
                                                                -------
Property and equipment, net.................................     11,357
Other assets................................................        316
                                                                -------
          Total assets......................................    $91,049
                                                                =======

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Current liabilities:
     Short-term capital lease obligations...................    $   883
     Current potions of long-term debt......................      1,914
     Accounts payable.......................................     12,458
     Accrued liabilities....................................      2,176
     Accrued compensation and related expenses..............      2,864
                                                                -------
          Total current liabilities.........................     20,295
                                                                -------
Long-term capital lease obligations.........................      1,042
Long-term debt..............................................      1,770
Common stockholders' equity:
     Common stock, $0.0001 par value, 20,000,000 shares
      authorized, 15,257,298 shares issued and outstanding
      in 1999...............................................    109,037
     Deferred stock compensation............................     (1,269)
     Notes receivable from stockholders.....................       (344)
     Accumulated deficit....................................    (39,482)
                                                                -------
          Total common stockholders' equity.................     67,942
                                                                -------
          Total liabilities and common stockholders'
          equity............................................    $91,049
                                                                =======

          See accompanying notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Revenue.....................................................    $ 46,154
Cost of revenue.............................................      32,100
                                                                --------
Gross profit................................................      14,054
                                                                --------
Operating expenses:
     Sales and marketing....................................      20,971
     Research and development...............................       8,132
     General and administrative.............................       9,674
     Stock-based compensation...............................       1,596
                                                                --------
          Total operating expenses..........................      40,373
                                                                --------
Operating loss..............................................     (26,319)
Interest income.............................................       1,855
Interest expense............................................        (871)
                                                                --------
Net loss....................................................    $(25,335)
                                                                ========
Accretion of mandatorily redeemable preferred stock.........        (666)
                                                                --------
Loss attributable to common stockholders....................    $(26,001)
                                                                ========
Basic and diluted loss per share............................    $  (2.81)
                                                                ========
Shares used in basic and diluted loss per share.............       9,255
                                                                ========

          See accompanying notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

        CONSOLIDATED STATEMENT OF COMMON STOCKHOLDERS' EQUITY (DEFICIT)
                                 (IN THOUSANDS)

                                 COMMON STOCK        DEFERRED
                               -----------------      STOCK         NOTES      ACCUMULATED
                               SHARES    AMOUNT    COMPENSATION   RECEIVABLE     DEFICIT      TOTAL
                               ------   --------   ------------   ----------   -----------   --------
Balance, December 31, 1998...   3,132   $  3,851     $(1,771)       $(606)      $(13,481)    $(12,007)
Issuance of common stock for
  cash.......................   3,200     73,023          --           --             --       73,023
Exercise of common stock
  options....................     669      1,946          --          (31)            --        1,915
Repurchase of common stock...    (140)      (175)         --          175
Payment on notes
  receivable.................      --         --          --          197             --          197
Issuance of common stock for
  services...................      --        247          --           --             --          247
Compensatory stock
  arrangements...............      --      1,094      (1,094)          --             --           --
Amortization of deferred
  stock compensation.........      --         --       1,596           --             --        1,596
Conversion of preferred
  stock......................   8,396     29,051          --           --             --       29,051
Distributions to
  stockholders...............      --         --          --          (79)            --          (79)
Accretion of mandatorily
  Redeemable preferred
     stock...................      --         --          --           --           (666)        (666)
Net loss.....................      --         --          --           --        (25,335)     (25,335)
                               ------   --------     -------        -----       --------     --------
Balance, December 31, 1999...  15,257   $109,037     $(1,269)       $(344)      $(39,482)    $ 67,942
                               ======   ========     =======        =====       ========     ========

          See accompanying notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

Cash flows from operating activities:
  Net loss..................................................    $(25,335)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation...........................................       2,668
     Provision for bad debts................................       1,340
     Stock and warrants issued for services.................         247
     Noncash interest expense...............................         100
     Stock-based compensation expense.......................       1,596
     Changes in operating assets and liabilities:
       Accounts receivable..................................     (18,924)
       Prepaid expenses and other assets....................      (1,741)
       Accounts payable.....................................       9,897
       Accrued liabilities..................................       4,205
                                                                --------
          Net cash used in operating activities.............     (25,947)
                                                                --------
Cash flows used in investing activities:
  Purchases of property and equipment.......................     (10,854)
  Purchases of short term investments.......................     (46,034)
                                                                --------
          Net cash used in investing activities.............     (56,888)
                                                                --------
Cash flows from financing activities:
  Payments on long term debt................................      (1,143)
  Payments on capital leases................................        (838)
  Proceeds from payment of notes receivable from
     stockholders...........................................         197
  Proceeds from issuance of common stock....................      74,938
  Distributions to stockholders.............................         (79)
  Proceeds from issuance of preferred stock.................      14,536
                                                                --------
          Net cash provided by financing activities.........      87,611
                                                                --------
Net increase in cash and cash equivalents...................       4,776
Cash and cash equivalents, beginning of period..............       5,197
                                                                --------
Cash and cash equivalents, end of period....................    $  9,973
                                                                ========
Supplemental disclosures of cash flow information:
  Cash paid for interest....................................    $    749
                                                                ========
  Noncash financing and investing activities:
     Purchase of equipment under capital lease..............    $  1,232
                                                                ========
     Issuance of common stock for notes receivable..........    $     31
                                                                ========
     Repurchase of common stock for extinguishment of
      debt..................................................    $    175
                                                                ========
     Conversion of preferred stock to common stock..........    $ 29,051
                                                                ========

          See accompanying notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- Flycast Communications Corporation ("Flycast" or the "Company") commenced operations on April 14, 1996 (inception). Flycast is a leading provider of Web-based advertising solutions designed to maximize the return on investment for direct response advertisers and e-commerce companies. Flycast is headquartered in San Francisco.

     On September 30, 1999, the Company announced that it entered into a definitive agreement to be acquired by CMGI, Inc. ("CMGI") in a stock-for-stock merger. Under the terms of the agreement, CMGI will issue 0.9476 CMGI shares for every Flycast share held on the closing date of the transaction. Closing of the merger is subject to customary conditions, including formal approval by the Company's shareholders. In connection with the merger, the Company also entered into a stock option agreement dated as of September 29, 1999, whereby the Company granted CMGI an option to purchase up to 19.9% of the outstanding shares of the Company common stock, which option may be exercised in the event that the merger agreement is terminated under certain circumstances.

     BASIS OF PRESENTATION -- On August 30, 1999, Flycast completed a merger with InterStep, Inc., a Massachusetts corporation which commenced operations in 1995. InterStep provides publishers with e-mail content management, list management and distribution services on an outsourced basis. In the transaction, Flycast issued 480,337 shares of common stock to InterStep's stockholders, of which 47,558 shares are held by an escrow agent to serve as security for the indemnity provided by stockholders of InterStep. The Company also assumed all outstanding InterStep common stock options, which were converted to options to purchase approximately 10,012 shares of the Company's common stock. No adjustments were required to conform accounting policies of the entities. There were no significant intercompany transactions requiring elimination.

     The above transaction has been accounted for as a pooling of interests and, accordingly, the consolidated financial statements of the Company include the accounts of Interstep.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company performs ongoing credit evaluations of its customers' respective financial conditions, and, generally, requires no collateral from its customers. The Company maintains an allowance for uncollectible accounts receivable based on the expected collectibility of accounts receivable.

     CASH EQUIVALENTS consist of money market funds and certificates of deposit with original maturities of three months or less at the time of acquisition.

     INVESTMENTS consist of certificates of deposit with an original maturity date of greater than three months at the time of acquisition. Such investments are considered available for sale and have carrying values which approximate fair value.

     PROPERTY AND EQUIPMENT -- Property and equipment are stated at cost. Equipment held under capital leases is stated at the present value of minimum lease payments. Depreciation on property and equipment is calculated on the straight- line method over the estimated useful lives of the assets. Equipment held under capital leases is amortized on the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

     REVENUE RECOGNITION -- Revenues derived from the delivery of advertising impressions through third-party Web sites and delivery of e-mail content are recognized in the period the advertising impressions or e-mail contents are delivered provided collection of the resulting receivable is probable. Revenues from list

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

management and distribution services are recognized when services have been performed. Amounts payable to third party Web sites for advertisements displayed on such sites are recorded as cost of revenue in the period the advertising impressions or e-mails are delivered.

     The Company becomes obligated to make payments to third-party Web sites, which have contracted with Flycast to be part of the networks, in the period the advertising impressions are delivered, irrespective of the receipt of payments from customers. The Company therefore reports revenue using the gross method.

     ADVERTISING EXPENSES are charged to operations as incurred.

     RESEARCH AND DEVELOPMENT EXPENSES are charged to operations as incurred.

     INCOME TAXES -- Deferred tax liabilities are recognized for future taxable amounts, and deferred tax assets are recognized for future deductions, net of a valuation allowance to reduce net deferred tax assets to amounts that are more likely than not to be realized.

     CONCENTRATION OF CREDIT RISK -- Financial instruments that potentially subject the Company to concentration of credit risk consist of trade receivables. The Company's credit risk is mitigated by the Company's credit evaluation process and the reasonably short collection terms. The Company does not require collateral or other security to support accounts receivable and maintains reserves for potential credit losses.

     FINANCIAL INSTRUMENTS -- The Company's financial instruments include cash and cash equivalents, short-term investments, notes receivable from stockholders and long-term debt. At December 31, 1999, the fair values of these instruments approximated their financial statement carrying amounts.

     STOCK-BASED COMPENSATION -- The Company accounts for its employee stock option plan in accordance with the provisions of Accounting Principles Board
(APB) Opinion No. 25, "Accounting for Stock Issued to Employees." Accordingly, no accounting recognition is given to stock options granted to employees (including directors) at fair market value until they are exercised. Upon exercise, the net proceeds are credited to stockholders' equity (deficit). Compensation expense is recognized over the vesting term for stock options granted to employees (including directors) at less than fair market value.

     The Company accounts for stock options issued to non-employees in accordance with the provisions of Statement of Financial Accounting Standards
(SFAS) No. 123, "Accounting for Stock-Based Compensation" and Emerging Issues Task Force Issue No. 96-18 under the fair value based method.

     IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF -- The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets or intangibles may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

     LOSS PER COMMON SHARE -- Basic loss per common share excludes dilution and is computed by dividing loss attributable to common stockholders by the weighted average number of common shares outstanding for the period (excluding 1,339,194 shares subject to repurchase). Diluted loss per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Potential common shares are excluded from the computation in loss periods as their effect would be antidilutive.

     RECENTLY ISSUED ACCOUNTING STANDARDS -- In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 130, "Reporting Comprehensive Income," which requires an enterprise to report,

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

by major components and as a single total, the change in its net assets during the period from nonowner sources; and SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," which establishes annual and interim reporting standards for an enterprise's business segments and related disclosures about its products, services, geographic areas and major customers. The Company currently operates one reportable segment under SFAS No. 131. Adoption of these statements in 1998 did not impact the Company's financial position, results of operations or cash flows.

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued SOP no. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP No. 98-1 requires entities to capitalize certain costs related to internal-use software once certain criteria have been met. The Company implemented SOP No. 98-1 on January 1, 1999. The adoption of SOP No. 98-1 did not have a material impact on its financial position or results of operations.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which defines derivatives, requires that all derivatives be carried at fair value, and provides for hedge accounting when certain conditions are met. SFAS No. 133 is effective for the Company in fiscal 2001. Although the Company has not fully assessed the implications of SFAS No. 133, the Company does not believe that adoption of this statement will have a material impact on the Company's financial position or results of operations.

     In December 1999, the SEC staff issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101) which specifies that revenue is recognizable when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller's price to the buyer is fixed or determinable, and collectibility is reasonably assured. This statement must be adopted no later than the first fiscal quarter of the fiscal year beginning after December 15, 1999. The Company does not believe that adoption of this statement will have a material impact on the Company's financial position or results of operations.

2.  PROPERTY AND EQUIPMENT

     Property and equipment as of December 31, 1999 consisted of the following (in thousands):

Computer equipment and purchased software...................  $11,271
Computer equipment under capital lease......................    2,734
Furniture, fixtures and office equipment....................      822
                                                              -------
          Total.............................................   14,827
Less accumulated depreciation...............................   (3,470)
                                                              -------
Net.........................................................  $11,357
                                                              =======

     The accumulated depreciation associated with computer equipment under capital lease was $1,141,000 at December 31, 1999.

3.  DEBT

     In 1998, the Company borrowed $600,000 from a lending institution at an 8% interest rate. Principal and interest payments are due in monthly installments through July 2001. As of December 31, 1999, the outstanding obligation was $277,000.

     In 1998, the Company obtained a $175,000 letter of credit as a security deposit on office space leased. In 1999, the letter was increased to $300,000 to secure additional space at the same location. The increase was under the same terms as the original letter. The letter of credit is collateralized by all assets of the Company.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

     In 1998, the Company entered into a financing agreement with a preferred stockholder and lender for $2,500,000, due in April 2002 with interest at 11% per annum, and for an additional $2,000,000, due in August 2001 with interest at 14%. The Company granted this lender Series C preferred stock warrants to purchase 55,409 shares at $4.51 per share, and 72,324 shares of preferred stock at $4.42 per share. The estimated fair value allocated to the warrants of $304,000 is being accreted over the life of the financing agreements. As of December 31, 1999, the recorded obligation totaled $3,407,000 and $3,000,000 is available for future borrowing.

     Debt outstanding excluding capital lease obligations (Note 8) as of December 31, 1999 will be due in annual principal payments of $1,914,000, $1,578,000 and $192,000 in 2000, 2001 and 2002, respectively.

4.  INCOME TAXES

     The Company's deferred income tax assets and liabilities at December 31, 1999 are as follows (in thousands):

Deferred tax assets:
Net operating loss carryforwards............................  $16,957
Research and development tax credit.........................      136
                                                              -------
Total gross deferred tax assets before valuation
  allowance.................................................   17,093
Valuation allowance.........................................  (14,018)
Deferred tax liabilities:
State Taxes.................................................  $   478
Accrual to cash adjustments.................................    2,489
Tangibiles and intangibles..................................      108
                                                              -------
Total gross deferred liabilities............................    3,075
                                                              -------
Net deferred tax assets.....................................  $    --
                                                              =======

     At December 31, 1999, the Company had a 100% valuation allowance due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.

     At December 31, 1999, the Company had net operating loss ("NOL") carryforwards of approximately $44,161,000 and $21,973,000 for federal and state income tax purposes, respectively. These carryforwards begin to expire in 2011 for federal purposes and 2004 for state income tax purposes. The Company also has federal and state research and development tax credit carryforwards of $77,000 and $58,000, respectively, which will begin to expire in 2011. The California research and development credits may be carried forward indefinitely until utilized.

     Internal Revenue Code Sections 382 and 383 and similar California rules place a limitation on the amount of taxable income which can be offset by NOL carryforwards after a change in control (generally greater than 50% change in ownership). Due to these provisions, utilization of the NOL and tax credit carryforwards may be limited. (Note 5.)

     The Company did not provide for pro forma income taxes for InterStep, Inc. as both the Company and InterStep had losses for the period presented.

5.  STOCKHOLDERS' EQUITY (DEFICIT)

     In January 1999, the Company sold 1,496,347 shares of Series C preferred stock at $9.04 per share for proceeds of $13,527,000.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

     On May 4, 1999, the Company completed an initial public offering of 3,000,000 shares of common stock. In addition, on June 4, 1999, the Company sold an additional 200,000 shares under the underwriters' overallotment option. Total net proceeds were $73 million. During 1999, prior to and in anticipation of the initial public offering, warrants for 167,747 shares of Series C preferred Stock were exercised for total proceeds of $1,009,000. Upon the closing of the initial public offering, Flycast's mandatorily redeemable preferred stock converted into
8.4 million shares of common stock.

     On August 30, 1999, Flycast acquired InterStep, Inc. by issuing 480,337 shares of common stock for all of the outstanding shares of InterStep, Inc. in transaction that was accounted for as a pooling-of-interests. As a result, InterStep became a wholly owned subsidiary of Flycast. For purposes of financial statement presentation, historical financial information for InterStep has been consolidated into the statements presented herein.

     On September 30, 1999, the Company announced the signing of a definitive agreement to be acquired by CMGI, Inc. in a stock-for-stock merger. Under the terms of the agreement, CMGI will issue 0.9476 CMGI shares for every Flycast share held on the closing date of the transaction. The transaction closed in January 2000. The Company incurred approximately $25 million in expenses as a result of the acquisition of which approximately $2.0 million was expensed in 1999 and the balance will be recorded in 2000 when the merger becomes final.

NOTES RECEIVABLE FROM STOCKHOLDERS

     In July 1997, the Company issued an aggregate of 2,275,011 shares of common stock to officers and members of the Board of Directors. In connection with such issuance, the Company's board members paid for the stock by issuing notes payable (secured by the shares of the Company's common stock purchased) to the Company. The secured note payable bears interest at 6.65% per annum with the entire principal balance of the note, together with all accrued and unpaid interest, due and payable on the earlier of (a) nine months after the closing of an initial public offering of the Company's common stock or (b) July 2002 or (c) termination of employment. The shares vest over a four year period. Any unvested shares purchased are subject to repurchase rights by the Company upon occurrence of certain events or conditions, such as employment termination, at the original purchase price. Of such shares, there were 1,181,023 shares subject to repurchase at December 31, 1999.

     In September 1998, two officers of the Company exercised options to purchase 357,000 shares with an exercise price of $1.25 by issuing notes payable (secured by the shares of the Company's common stock purchased). The secured note payable bear interest at 5.54% per annum with the entire principal balances of the notes, together with all accrued and unpaid interest, due and payable on the earlier of (a) nine months after the closing of an underwritten public offering, (b) September 2003 or (c) termination of employment.

     Additionally, in March, April and December 1999, employees and officers of the Company exercised options to purchase 23,200 shares with exercise prices ranging from $1.25 to $8.00 by issuing notes payable (secured by the shares of the Company's common stock purchased). The secured notes payable bear interest ranging from 5.54% to 6.74% per annum with the entire principal balances of the notes, together with all accrued and unpaid interest, due and payable on the earlier of (a) nine months after the closing of an underwritten public offering,
(b) September 2003 or (c) termination of employment.

     As a result of the Company's Initial Public offering on May 4, 1999, all of the above notes, together with all accrued and unpaid interest, will become due and payable on February 4, 2000.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

STOCK OPTION PLANS

     The Company's stock option plans (the "Plans") provide for the grant of up to 5,850,000 incentive or non-statutory options to employees, directors and consultants of the Company at the fair market value of the common stock on the date of grant as determined by the Board of Directors. Options granted under the Plans generally vest ratably over periods of up to four years and expire ten years from the date of grant. Of the two Plans, the 1997 Stock Option Plan also provides for early exercise of options prior to full vesting. Any unvested shares purchased are subject to repurchase rights by the Company upon occurrence of certain events or conditions, such as employment termination, at the original purchase price. There were 1.2 million shares subject to repurchase at December 31 1999.

     On January 4, 1999, the Board of Directors adopted the 1999 Stock Option Plan (the "1999 Stock Plan"). The 1999 Stock Plan will serve as the successor equity incentive program to the Company's existing 1997 Stock Option Plan. A total of 2,000,000 shares of common stock were initially reserved for issuance under the 1999 Stock Plan. On March 30, 1999, the Board of Directors adopted an amendment to the 1999 Stock Plan that increased the shares of common stock reserved for issuance to 3,500,000.

     On January 28, 1999, the Board of Directors adopted the 1999 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, each person who becomes a non-employee director after the effective date of the Directors' Plan may be granted non-statutory stock options. A total of 200,000 shares of common stock have initially been reserved for issuance under the Directors' Plan.

     Additionally, on January 28, 1999, the Board of Directors adopted, the 1999 Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan, eligible employees are allowed to have salary withholdings of up to 10% of their base compensation to purchase shares of common stock at a price equal to 85% of the lower of the market value of the stock at the beginning or end of defined purchase periods. The initial purchase period commences upon the effective date for the initial public offering of the Company's common stock. The Company has initially reserved 350,000 shares of common stock for issuance under this plan.

OPTIONS AND WARRANTS GRANTED TO NON-EMPLOYEES

     In 1999, the Company granted options and warrants for common stock to non-employees for services performed and to be performed through 2002. In connection with these awards, the Company recognized $247,000 in stock-based compensation expense related to such options which vested during 1999. At December 31, 1999, there were no unvested options granted to non-employees.

STOCK-BASED COMPENSATION

     During 1998 and 1999, the Company issued common stock options at less than the fair value of its common stock and the Company recorded $1,094,000 as the value of such options in 1999. Stock-based compensation of $1,596,000 was amortized to expense in 1999 and at December 31, 1999, the Company had $1,269,000 in unamortized deferred stock compensation related to such options. The fair value of the common stock options granted in 1999, was $19.47 per share.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

STOCK OPTION ACTIVITY

     A summary of the Company's stock option activity follows:

                                                                     WEIGHTED
                                                                     AVERAGE
                                                      OUTSTANDING    EXERCISE
                                                        OPTIONS       PRICE
                                                      -----------    --------
Balance, December 31, 1998..........................   1,938,705      $ 1.85
Granted.............................................   3,319,832       19.47
Exercised...........................................    (547,191)       3.26
Canceled or expired.................................    (324,418)       8.54
                                                       ---------
Balance, December 31, 1999..........................   4,386,928      $13.89
                                                       =========
Available for grant at December 31, 1999............     814,910
                                                       =========

     The following table summarizes information about currently outstanding stock options at December 31, 1999:

                                    OPTIONS OUTSTANDING                       OPTIONS VESTED
                       ----------------------------------------------   --------------------------
                                       WEIGHTED
                                        AVERAGE           WEIGHTED                     WEIGHTED
      RANGE OF         NUMBER OF       REMAINING          AVERAGE       NUMBER OF      AVERAGE
   EXERCISE PRICE       SHARES     CONTRACTUAL LIFE    EXERCISE PRICE    SHARES     EXERCISE PRICE
   --------------      ---------   -----------------   --------------   ---------   --------------
   $  0.10                87,120          7.27            $  0.10          59,459       $ 0.10
    0.13 -  1.25       1,000,384          8.48               1.15         380,146         1.15
    1.40 -  8.50         533,533          8.95               6.04         395,906         5.27
      8.75               694,330          9.08               8.75         156,640         8.75
    9.00 - 12.00         783,779          9.24              11.93         175,083        11.91
   16.00 - 24.00         576,642          9.60              20.81           5,977        16.80
   24.75 - 43.00         456,200          9.60              32.53          15,545        25.11
   44.32 - 73.50         239,800          9.83              54.40              --           --
     78.75                 8,000          9.93              78.75              --           --
     82.75                 7,140          9.93              82.75              --           --
                       ---------         -----            -------       ---------       ------
                       4,386,928          9.09            $ 13.89       1,188,756       $ 5.45
                       =========                          =======       =========       ======

ADDITIONAL STOCK PLAN INFORMATION

     As discussed in Note 1, the Company accounts for its stock-based awards to employees using the intrinsic value method in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees," and its related interpretations.

     SFAS No. 123, "Accounting for Stock-Based Compensation," requires the disclosure of pro forma net income (loss) and earnings (loss) per share had the Company adopted the fair value method since the Company's inception. Under SFAS No. 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

     The Company's calculations for employee grants were made using the fair value approach with the following weighted average assumptions:

Dividend yield..............................................  None
Risk free interest rate.....................................   5.2%
Expected term, in years.....................................   2.5
Volatility..................................................    94%

     The weighted average value per option as of the date of grant for options granted during 1999 was $11.49.

     If the computed values of the Company's stock-based awards to employees had been amortized to expense over the vesting period of the awards as specified under SFAS No. 123, loss attributable to common stockholders and basic and diluted loss per share on a pro forma basis (as compared to such items as reported) would have been (in thousands):

Loss attributable to common stockholders:
     As reported............................................  $(26,001)
     Pro forma..............................................  $(39,577)
Basic and diluted net loss per share:
     As reported............................................  $  (2.81)
     Pro forma..............................................  $  (4.28)

6.  NET LOSS PER SHARE

     The following is a reconciliation of the denominators used in computing basic and diluted net loss per share.

                                                              YEARS ENDED
                                                           DECEMBER 31, 1999
                                                           -----------------
Shares (denominator):
     Weighted average common shares outstanding..........       10,594
     Weighted average common shares outstanding subject
       to repurchase.....................................       (1,339)
                                                                ------
Shares used in computation, basic and diluted............        9,255
                                                                ======

     Diluted net loss per common share does not include the effects of options to purchase 3,026,540 shares of common stock, as the effect of their inclusion is anti-dilutive for the period presented.

7.  COMBINING FINANCIAL INFORMATION

     The acquisition of InterStep, Inc. has been accounted for as a pooling-of-interests and accordingly, the Company's historical consolidated financial statements have been restated to include the accounts and results of operations of InterStep, Inc. The results of operations previously reported by the separate businesses and the combined amounts presented in the accompanying consolidated financial statements are presented below.

                                                          EIGHT MONTHS ENDED
                                                           AUGUST 31, 1999
                                                          ------------------
                                                             (UNAUDITED)
REVENUE
     Interstep..........................................       $    602
     Flycast............................................         18,252
                                                               --------
          Total.........................................         18,854
NET INCOME (LOSS)
     Interstep..........................................           (180)
     Flycast............................................        (18,513)
                                                               --------
          Total.........................................        (18,693)
                                                               ========

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

     The Company has restated its previously reported results. The results for the eight-month period ended August 31, 1999 of InterStep have been included in the results for the year ended December 31, 1999. The equity accounts of the separate entities were combined. There were no significant transactions between the Company and InterStep prior to the combination.

8.  COMMITMENTS AND CONTINGENCIES

LEASES

     Future minimum net lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of December 31, 1999 are as follows (in thousands):

                                                         CAPITAL    OPERATING
                                                         LEASES      LEASES
                                                         -------    ---------
Year ending December 31:
     2000..............................................  $  883      $1,348
     2001..............................................     784       1,350
     2002..............................................     249         908
     2003..............................................       9         910
     Thereafter........................................                 830
                                                         ------      ------
          Total........................................  $1,925      $5,346
                                                         ======      ======
Present value of net minimum capital lease payments....   1,925
Less current installments of obligations under capital
  leases...............................................    (883)
                                                         ------
Obligations under capital leases, excluding current
  installments.........................................  $1,042
                                                         ======

     Total rent expense under operating leases for the year ended 1999 was $1.1 million.

LEGAL MATTERS

     On January 28, 1999, the Board of Directors approved, the re-incorporation of the Company in the State of Delaware and the associated exchange of one share of common stock or preferred stock of the Company for every share of common stock or preferred stock, as the case may be, of the Company's California predecessor. Such re-incorporation and stock exchange became effective prior to the effective date of the initial public offering contemplated by the Company.

     The Company is involved in various other claims and legal actions. Management does not expect that the outcome of these other claims and actions will have a material effect on the Company's financial position or results of operations.

9.  SUBSEQUENT EVENT

     On January 18, 2000, Flycast Communications' Parent Company (CMGI) announced that a definitive agreement was entered into to sell Flycast Communications to Engage Technologies in a stock-for-stock transaction. Closing of the merger is subject to customary conditions, including formal approval by the Parent Company's shareholders.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Flycast Communications Corporation:

     We have audited the accompanying consolidated balance sheets of Flycast Communications Corporation and subsidiary (the "Company") as of December 31, 1997 and 1998, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The consolidated financial statements give retroactive effect to the merger of InterStep, Inc. with and into Flycast Communications Corporation on August 30, 1999, which has been accounted for as a pooling-of-interests as described in Note 9 to the consolidated financial statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Flycast Communications Corporation and subsidiary at December 31, 1997 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

/s/  DELOITTE & TOUCHE LLP

SAN JOSE, CALIFORNIA
OCTOBER 18, 1999

                       FLYCAST COMMUNICATIONS CORPORATION

                          CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               1997       1998
                                                              -------   --------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................  $ 3,593   $  5,197
  Investments...............................................                 183
  Accounts receivable, net of allowance for doubtful
    accounts of $12 and $178, respectively..................      531      3,802
  Prepaid expenses and other assets.........................       40        267
                                                              -------   --------
         Total current assets...............................    4,164      9,449
PROPERTY AND EQUIPMENT, NET.................................      703      1,945
OTHER ASSETS................................................       18        108
                                                              -------   --------
TOTAL ASSETS................................................  $ 4,885   $ 11,502
                                                              =======   ========
    LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK
         AND COMMON STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Accounts payable..........................................  $   361   $  2,561
  Accrued liabilities.......................................       82        375
  Accrued compensation and related expenses.................       63        460
  Notes payable to stockholders.............................       58         62
  Short-term capital lease obligations......................       31        490
  Short-term debt...........................................                 983
                                                              -------   --------
         Total current liabilities..........................      595      4,931
LONG-TERM CAPITAL LEASE OBLIGATIONS.........................       40      1,041
LONG-TERM DEBT..............................................               3,682
                                                              -------   --------
         Total liabilities..................................      635      9,654
                                                              -------   --------
MANDATORILY REDEEMABLE PREFERRED STOCK:
  Mandatorily redeemable convertible preferred stock,
    $0.0001 par value, 9,904,000 shares authorized:
    Series A, 920,000 shares designated, 911,295 shares
     issued and outstanding in 1997 and 1998 (aggregate
     liquidation preference $911)...........................      951      1,027
    Series B, 5,500,000 shares designated, 5,324,532 shares
     issued and outstanding in 1997 and 1998 (aggregate
     liquidation preference $7,082).........................    7,244      7,824
    Series C, 3,484,000 shares designated, 497,785 shares
     issued and outstanding in 1998 (aggregate liquidation
     preference $4,500).....................................               5,004
                                                              -------   --------
         Total mandatorily redeemable preferred stock.......    8,195     13,855
                                                              -------   --------
COMMON STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, $0.0001 par value, 20,000,000 shares
    authorized, 2,827,615 and 3,132,219 shares issued and
    outstanding in 1997 and 1998, respectively..............      247        922
  Common stock options......................................               2,929
  Deferred stock compensation...............................              (1,771)
  Notes receivable from stockholders........................     (227)      (606)
  Accumulated deficit.......................................   (3,965)   (13,481)
                                                              -------   --------
         Total common stockholders' equity (deficit)........   (3,945)   (12,007)
                                                              -------   --------
TOTAL LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK
  AND COMMON STOCKHOLDERS' EQUITY (DEFICIT).................  $ 4,885   $ 11,502
                                                              =======   ========

                See notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSAND, EXCEPT PER SHARE AMOUNTS)

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1996      1997       1998
                                                              ------    -------    -------
REVENUE.....................................................  $  123    $   934    $ 9,282
COST OF REVENUE.............................................       5        600      6,118
                                                              ------    -------    -------
GROSS PROFIT................................................     118        334      3,164
                                                              ------    -------    -------
OPERATING EXPENSES:
  Sales and marketing.......................................     111      1,393      5,228
  Research and development..................................     218      1,473      3,010
  General and administrative................................     183        807      2,216
  Stock-based compensation..................................                         1,158
                                                              ------    -------    -------
          Total operating expenses..........................     512      3,673     11,612
                                                              ------    -------    -------
OPERATING LOSS..............................................    (394)    (3,339)    (8,448)
INTEREST INCOME.............................................       1         95         98
INTEREST EXPENSE............................................      (2)      (102)      (510)
                                                              ------    -------    -------
NET LOSS....................................................  $ (395)   $(3,346)   $(8,860)
                                                              ======    =======    =======
ACCRETION OF MANDATORILY REDEEMABLE PREFERRED STOCK.........               (206)      (656)
                                                              ------    -------    -------
LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS....................  $ (395)   $(3,552)   $(9,516)
                                                              ======    =======    =======
BASIC AND DILUTED LOSS PER SHARE............................  $(0.83)   $ (6.03)   $ (7.26)
                                                              ======    =======    =======
SHARES USED IN BASIC AND DILUTED LOSS PER SHARE.............     476        589      1,311
                                                              ======    =======    =======
PRO FORMA BASIC AND DILUTED LOSS PER SHARE
  (Note 1)..................................................                       $ (1.25)
                                                                                   =======
SHARES USED IN PRO FORMA BASIC AND DILUTED LOSS PER SHARE
  (Note 1)..................................................                         7,589
                                                                                   =======

                See notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

        CONSOLIDATED STATEMENTS OF COMMON STOCKHOLDERS' EQUITY (DEFICIT)
                                 (IN THOUSANDS)

                                     COMMON STOCK     COMMON      DEFERRED
                                    ---------------    STOCK       STOCK         NOTES      ACCUMULATED
                                    SHARES   AMOUNT   OPTIONS   COMPENSATION   RECEIVABLE     DEFICIT      TOTAL
                                    ------   ------   -------   ------------   ----------   -----------   --------
Balance, January 1, 1996..........    475    $  10    $           $              $           $    (18)    $     (8)
Issuance of common stock for cash
  and notes receivable............      1      611                                 (16)                        595
Net loss..........................                                                               (395)        (395)
                                    -----    -----    ------      -------        -----       --------     --------
Balance, December 31, 1996........    476      621                                 (16)          (413)         192
Conversion of Common Stock to
  Series A Preferred Stock........     (1)    (611)                                 16                        (595)
Issuance of common stock for cash
  and notes receivable............  2,284      228                                (227)                          1
Exercise of common stock
  options.........................     68        7                                                               7
Issuance of common warrants in
  connection with issuance of
  debt............................               2                                                               2
Accretion of mandatorily
  redeemable preferred stock......                                                               (206)        (206)
Net loss..........................                                                             (3,346)      (3,346)
                                    -----    -----    ------      -------        -----       --------     --------
Balance, December 31, 1997........  2,827      247                                (227)        (3,965)      (3,945)
Exercise of common stock
  options.........................    686      492                                (446)                         46
Repurchase of common stock........   (425)     (42)                                 42
Payment on notes receivable.......                                                  25                          25
Issuance of common stock for
  services........................     44       47                                                              47
Compensatory stock arrangements...                     2,929       (2,929)
Amortization of deferred stock
  compensation....................                                  1,158                                    1,158
Issuance of common stock options
  and warrants for services.......             178                                                             178
Accretion of mandatorily
  redeemable preferred stock......                                                               (656)        (656)
Net loss..........................                                                             (8,860)      (8,860)
                                    -----    -----    ------      -------        -----       --------     --------
Balance, December 31, 1998........  3,132    $ 922    $2,929      $(1,771)       $(606)      $(13,481)    $(12,007)
                                    =====    =====    ======      =======        =====       ========     ========

                See notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                              1996      1997       1998
                                                              -----    -------    -------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss..................................................  $(395)   $(3,346)   $(8,860)
Adjustments to reconcile net loss to net cash used in
  operating activities:
  Depreciation..............................................  $  30    $   204    $   585
  Provision for bad debts...................................                12        236
  Loss on sale of property and equipment....................                            5
  Stock and warrants issued for services....................                          225
  Noncash interest expense..................................                71        248
  Stock-based compensation expense..........................                        1,158
  Changes in operating assets and liabilities:
     Accounts receivable....................................    (50)      (493)    (3,507)
     Prepaid expenses and other assets......................     (4)       (54)      (317)
     Accounts payable.......................................     40        321      2,200
     Accrued liabilities....................................     30        121        694
                                                              -----    -------    -------
       Net cash used in operating activities................   (349)    (3,164)    (7,333)
                                                              -----    -------    -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchases of property and equipment.......................   (252)      (569)      (132)
  Proceeds from sale of property and equipment..............                            4
  Purchases of short term investments.......................                         (183)
                                                              -----    -------    -------
       Net cash used in investing activities................   (252)      (569)      (311)
                                                              -----    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long term debt..............................                        5,100
  Payments on long term debt................................                         (179)
  Payments on capital leases................................               (28)      (244)
  Proceeds from notes payable to shareholders...............     19
  Payment on notes payable to shareholders..................                (5)
  Proceeds from payment of notes receivable from
     stockholders...........................................                16         25
  Proceeds from issuance of common stock....................    595          8         46
  Proceeds from issuance of preferred stock.................             7,308      4,500
                                                              -----    -------    -------
       Net cash provided by financing activities............    614      7,299      9,248
                                                              -----    -------    -------
NET INCREASE IN CASH AND CASH EQUIVALENTS...................     13      3,566      1,604
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD..............     14         27      3,593
                                                              -----    -------    -------
CASH AND CASH EQUIVALENTS, END OF PERIOD....................  $  27    $ 3,593    $ 5,197
                                                              =====    =======    =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid for interest....................................           $    27    $   258
                                                              =====    =======    =======
  Noncash financing and investing activities:
     Purchase of equipment under capital lease..............           $   100    $ 1,704
                                                              =====    =======    =======
     Issuance of common stock for notes receivable..........  $  16    $   228    $   446
                                                              =====    =======    =======
     Repurchase of common stock for extinguishment of
       debt.................................................                      $    42
                                                              =====    =======    =======
     Conversion of common stock to preferred stock..........           $   611
                                                              =====    =======    =======

                See notes to consolidated financial statements.

                       FLYCAST COMMUNICATIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- Flycast Communications Corporation ("Flycast") commenced operations on April 14, 1996 (inception). Flycast is a leading provider of Web-based advertising solutions designed to maximize the return on investment for direct response advertisers and e-commerce companies. Flycast is headquartered in San Francisco.

     Basis of Presentation -- On August 30, 1999, Flycast completed a merger with InterStep, Inc. ("InterStep") a Massachusetts corporation which commenced operations in 1995. The transaction has been accounted for as a pooling of interests and, accordingly, the consolidated financial statements of the Company for all periods presented have been restated to include the accounts of InterStep (see Note 9). No adjustments were required to conform accounting policies of the entities. There were no significant intercompany transactions requiring elimination for any periods presented.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company performs ongoing credit evaluations of its customers' respective financial conditions, and, generally, requires no collateral from its customers. The Company maintains an allowance for uncollectible accounts receivable based on the expected collectibility of accounts receivable.

     Cash equivalents consist of money market funds and certificates of deposit with original maturities of three months or less at the time of acquisition.

     Investments consist of certificates of deposit with an original maturity date of greater than three months at the time of acquisition. Such investments are considered available for sale and have carrying values which approximate fair value.

     Property and Equipment -- Property and equipment are stated at cost. Equipment held under capital leases is stated at the present value of minimum lease payments. Depreciation on property and equipment is calculated on the straight- line method over the estimated useful lives of the assets. Equipment held under capital leases is amortized on the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

     Revenue Recognition -- Revenues derived from the delivery of advertising impressions through third-party Web sites and delivery of e-mail content are recognized in the period the advertising impressions or e-mail contents are delivered provided collection of the resulting receivable is probable. Revenues from list management and distribution services are recognized when services have been performed. Amounts payable to third party Web sites for advertisements displayed on such sites are recorded as cost of revenue in the period the advertising impressions or e-mails are delivered.

     Advertising expenses are charged to operations as incurred. Advertising expenses were not significant in 1996 or 1997 and were $634,000 in 1998.

     Research and development expenses are charged to operations as incurred.

     Income Taxes -- Deferred tax liabilities are recognized for future taxable amounts, and deferred tax assets are recognized for future deductions, net of a valuation allowance to reduce net deferred tax assets to amounts that are more likely than not to be realized.

     Concentration of Credit Risk -- Financial instruments that potentially subject the Company to concentration of credit risk consist of trade receivables. The Company's credit risk is mitigated by the

                       FLYCAST COMMUNICATIONS CORPORATION

Company's credit evaluation process and the reasonably short collection terms. The Company does not require collateral or other security to support accounts receivable and maintains reserves for potential credit losses.

     Financial Instruments -- The Company's financial instruments include cash and cash equivalents, short-term investments, notes receivable from stockholders and long-term debt. At December 31, 1997 and 1998, the fair values of these instruments approximated their financial statement carrying amounts.

     Stock-Based Compensation -- The Company accounts for its employee stock option plan in accordance with the provisions of Accounting Principles Board
(APB) Opinion No. 25, "Accounting for Stock Issued to Employees." Accordingly, no accounting recognition is given to stock options granted to employees (including directors) at fair market value until they are exercised. Upon exercise, the net proceeds are credited to stockholders' equity (deficit). Compensation expense is recognized for stock options granted to employees (including directors) at less than fair market value.

     The Company accounts for stock options issued to non-employees in accordance with the provisions of Statement of Financial Accounting Standards
(SFAS) No. 123, "Accounting for Stock-Based Compensation" and Emerging Issues Task Force Issue No. 96-18 under the fair value based method.

     Impairment of Long-Lived Assets and Long-Lived Assets To Be Disposed
Of -- The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets or intangibles may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

     Loss per Common Share -- Basic loss per common share excludes dilution and is computed by dividing loss attributable to common stockholders by the weighted average number of common shares outstanding for the period (excluding shares subject to repurchase). Diluted loss per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Common share equivalents are excluded from the computation in loss periods as their effect would be antidilutive.

     Pro Forma Net Loss per Common Share -- Pro forma basic and diluted loss per common share is computed by dividing loss attributable to common stockholders by the weighted average number of common shares outstanding for the period (excluding shares subject to repurchase) and the weighted average number of common shares resulting from the assumed conversion of outstanding shares of mandatorily redeemable preferred stock.

     Recently Issued Accounting Standards -- In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 130, "Reporting Comprehensive Income," which requires an enterprise to report, by major components and as a single total, the change in its net assets during the period from nonowner sources; and SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," which establishes annual and interim reporting standards for an enterprise's business segments and related disclosures about its products, services, geographic areas and major customers. The Company had no comprehensive income items to report for the three years in the period ended December 31, 1998. The Company currently operates one reportable segment under SFAS No. 131. Adoption of these statements in 1998 did not impact the Company's financial position, results of operations or cash flows.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which defines derivatives, requires that all derivatives be carried at fair value, and provides for hedge accounting when certain conditions are met. SFAS No. 133 is effective for the Company in fiscal 2001. Although the Company has not fully assessed the implications of SFAS No. 133, the Company does not

                       FLYCAST COMMUNICATIONS CORPORATION
believe that adoption of this statement will have a material impact on the Company's financial position or results of operations.

2.  PROPERTY AND EQUIPMENT

     Property and equipment as of December 31, 1997 and 1998 consisted of the following (in thousands):

                                                              1997      1998
                                                              -----    ------
Computer equipment and purchased software...................  $ 810    $  904
Computer equipment under capital lease......................    100     1,796
Furniture, fixtures and office equipment....................     29        60
                                                              -----    ------
          Total.............................................    939     2,760
Less accumulated depreciation...............................   (236)     (815)
                                                              -----    ------
Net.........................................................  $ 703    $1,945
                                                              =====    ======

     The accumulated depreciation associated with computer equipment under capital lease was $24,000 and $312,000 at December 31, 1997 and 1998, respectively.

3.  NOTES PAYABLE TO STOCKHOLDERS

     The Company has notes payable to two stockholders, payable on demand, with interest of 6.74%. The outstanding amount as of December 31, 1997 and 1998 is $58,000 and $62,000, respectively.

4.  DEBT

     In 1998, the Company borrowed $600,000 from a lending institution at an 8% interest rate. Principal and interest payments are due in monthly installments through July 2001. As of December 31, 1998, the outstanding obligation was $445,000.

     In 1998, the Company obtained a $175,000 letter of credit as a security deposit on office space leased. The letter of credit is collateralized by all assets of the Company.

     In 1998, the Company entered into a financing agreement with a preferred stockholder and lender for $2,500,000, due in April 2002 with interest at 11% per annum, and for an additional $5,000,000, due in August 2001 with interest at 14%. The Company granted this lender Series C preferred stock warrants to purchase 55,409 shares at $4.51 per share, and 72,324 shares of preferred stock at $4.42 per share. The estimated fair value allocated to the warrants of $304,000 is being accreted over the life of the financing agreements. As of December 31, 1998, the recorded obligation totaled $4,220,000 and $3,000,000 is available for future borrowing.

     Debt outstanding excluding capital lease obligations (Note 8) as of December 31, 1998 will be due in annual principal payments of $983,000, $1,876,000, $1,646,000 and $160,000 in 1999, 2000, 2001 and 2002, respectively.

                       FLYCAST COMMUNICATIONS CORPORATION

5.  INCOME TAXES

     The Company's deferred income tax assets are comprised of the following (in thousands):

                                                               1997       1998
                                                              -------    -------
Deferred tax assets:
Net operating loss carryforwards............................  $ 1,368    $ 4,239
Reserves and accruals not currently deductible..............       28        807
Research and development tax credit.........................       40        135
Other.......................................................       23         28
                                                              -------    -------
Total gross deferred tax assets before valuation
  allowance.................................................    1,459      5,209
Valuation allowance.........................................   (1,452)    (4,945)
                                                              -------    -------
                                                                    7        264
Deferred tax liabilities:
Accrual to cash adjustments.................................                (264)
Other.......................................................       (7)
                                                              -------    -------
Total gross deferred liabilities............................       (7)      (264)
                                                              -------    -------
Net deferred tax assets.....................................  $    --    $
                                                              =======    =======

     The Company established 100% valuation allowance at December 31, 1996, 1997 and 1998 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.

     At December 31, 1998, the Company had net operating loss ("NOL") carryforwards of approximately $11,000,000 for federal and state income tax purposes. These carryforwards begin to expire in 2004 for state and 2011 for federal purposes. The Company also has available federal and state research and development tax credit carryforwards of $77,000 and $58,000, respectively, which had no expiration date as of December 31, 1998.

     Internal Revenue Code Section 382 and similar California rules place a limitation on the amount of taxable income which can be offset by NOL carryforwards after a change in control (generally greater than 50% change in ownership). Due to these provisions, utilization of the NOL and tax credit carryforwards may be limited.

6.  STOCKHOLDERS' EQUITY (DEFICIT)

  Common Stock Reserved For Future Issuance

     At December 31, 1998, the Company has reserved the following shares of common stock for issuance in connection with:

Conversion of Series A preferred stock......................      911,295
Conversion of Series B preferred stock......................    5,324,532
Conversion of Series C preferred stock......................      497,785
Warrants issued and outstanding.............................      386,237
Options issued and outstanding..............................    1,938,705
Options available under stock option plans..................      132,230
                                                                ---------
          Total.............................................    9,190,784
                                                                =========

                       FLYCAST COMMUNICATIONS CORPORATION

  Mandatorily Redeemable Preferred Stock

     In July 1997, the Company issued 611,295 shares of Series A redeemable convertible stock in exchange for all 1,000 shares of outstanding common stock. Additionally, in July 1997, 300,000 shares of Series A preferred stock were issued upon conversion of $300,000 of convertible notes. In July, August and December 1997, the Company issued 5,324,532 shares of Series B preferred stock for $1.33 per share. In December 1998, the Company issued 497,785 shares of Series C preferred stock for $9.04 per share.

     Significant terms of the Series A, B and C redeemable convertible preferred stock are as follows (see Note 9):

     - At the option of the holder, each share of preferred stock is convertible at any time into one share of common stock, subject to adjustment for certain dilutive issuances. As of December 31, 1998, no such adjustments had occurred. Shares automatically convert into common stock upon the earlier of (a) completion of a public offering with aggregate proceeds greater than $15,000,000 at not less than $8.00 per share or (b) upon the consent of more than 50% of the holders of the preferred stock, voting together as a single class.

     - Series A, B and C convertible preferred stock are entitled to annual noncumulative cash dividends of $0.08, $0.106 and $0.723 per share, respectively, when and if declared by the Board of Directors.

     - In the event of any liquidation of the Company (which includes the acquisition of the Company by another entity), the holders of Series B and Series C preferred stock have a liquidation preference over common stock and Series A preferred stock of $1.33 per share and $9.04 per share, respectively, plus all declared but unpaid dividends. After such payment, the holders of Series A preferred stock have a liquidation preference of $1.00 per share plus any declared but unpaid dividends. Upon payment of all preferred stock liquidation preferences, any remaining proceeds will be allocated to the common stockholders.

     - Any time after May 31, 2002, upon the vote of at least two-thirds of the then outstanding redeemable convertible preferred stock, the Company will be required to redeem all of the redeemable convertible preferred stock at the liquidation preference plus an amount equal to $0.08, $0.106 and $0.723 per share per year compounded annually for Series A, B and C, respectively, less any cash dividends paid. As a result, the Company has recorded an increase to the carrying values by the accretion of the mandatorily redeemable preferred stock of $206,000 in 1997 and $656,000 in 1998.

     - Holders of preferred stock have the same voting rights as the holders of common stock.

  Preferred Stock Warrants

     In 1997, in connection with certain loan arrangements, the Company issued five year warrants to purchase 33,834 shares of Series B preferred stock at $1.33 per share and 7,500 shares of Series A preferred stock at $1.00 per share to a bank. The warrants expire in 2002. The fair value of these warrants of $33,000 was recognized as interest expense in 1997.

     Also in 1997, in connection with a bridge loan arrangement, the Company issued a five year warrant to purchase 43,854 shares of Series B preferred stock at $1.33 per share. The warrant expires in 2002 or upon closing of an underwritten public offering. The fair value of these warrants of $36,000 was recognized as interest expense in 1997.

     As discussed in Note 4, in 1998, the Company granted a lender Series C preferred stock warrants to purchase 55,409 shares at $4.51 per share, and 72,324 shares at $4.42 per share. The warrants expire upon the earlier of five years from the grant date or two years from closing of an underwritten public offering. The fair

                       FLYCAST COMMUNICATIONS CORPORATION
value of the warrants of $304,000 is being accreted to interest expense over the life of the financing agreements.

     In 1998, in connection with certain bridge loan arrangements, the Company issued warrants to purchase 132,840 shares of Series C preferred stock at $9.04 per share to various lenders. The warrants expire in 2003 or upon closing of an underwritten public offering. The fair value of these warrants of $200,000 was recognized as interest expense in 1998.

  Notes Receivable from Stockholders

     In July 1997, the Company issued an aggregate of 2,275,011 shares of common stock to officers and members of the Board of Directors. In connection with such issuance, the Company's board members paid for the stock by issuing notes payable (secured by the shares of the Company's common stock purchased) to the Company. The secured note payable bears interest at 6.65% per annum with the entire principal balance of the note, together with all accrued and unpaid interest, due and payable on the earlier of (a) nine months after the closing of an initial public offering of the Company's common stock or (b) July 2002 or (c) termination of employment. The shares vest over a four year period. Any unvested shares purchased are subject to repurchase rights by the Company upon occurrence of certain events or conditions, such as employment termination, at the original purchase price. Of such shares, there were 1,990,635 and 997,500 shares subject to repurchase at December 31, 1997 and 1998, respectively.

     Additionally, in September 1998, two officers of the Company exercised options to purchase 357,000 shares with an exercise price of $1.25 by issuing notes payable (secured by the shares of the Company's common stock purchased). The secured note payable bear interest at 5.54% per annum with the entire principal balances of the notes, together with all accrued and unpaid interest, due and payable on the earlier of (a) nine months after the closing of an underwritten public offering, (b) September 2003 or (c) termination of employment.

  Stock Option Plans

     The Company's stock option plans (the "Plans") provide for the grant of up to 2,850,000 incentive or nonstatutory options to employees, directors and consultants of the Company at the fair market value of the common stock on the date of grant as determined by the Board of Directors. Options granted under the Plans generally vest ratably over periods of up to four years and expire ten years from the date of grant. The Plans also provide for early exercise of options prior to full vesting. Any unvested shares purchased are subject to repurchase rights by the Company upon occurrence of certain events or conditions, such as employment termination, at the original purchase price. There were 528,289 shares subject to repurchase at December 31, 1998.

  Options and Warrants Granted to Nonemployees

     In 1998, the Company granted options and warrants for common stock to nonemployees for services performed and to be performed through 2002. In connection with these awards, the Company recognized $178,000 in stock-based compensation expense related to such options which vested during 1998. At December 31, 1998, unvested options granted to nonemployees totaled 24,479 shares.

  Stock-Based Compensation

     During 1998, the Company issued common stock options at less than the fair value of its common stock. The fair value of the common stock, weighted based on options granted in 1998, was $2.75 per share. Accordingly, the Company recorded $2,929,000 as the value of such options in 1998. Stock-based compensation of $1,158,000 was amortized to expense in 1998 and at December 31, 1998, the Company had

                       FLYCAST COMMUNICATIONS CORPORATION

$1,771,000 in deferred stock compensation related to such options, which will be amortized to expense through 2002.

     During 1997, the Company issued common stock options at exercise prices equal to the fair value of its common stock. Accordingly, no stock-based compensation was recorded for that period.

  Stock Option Activity

     A summary of the Company's stock option activity follows (in thousands):

                                                                             WEIGHTED
                                                                             AVERAGE
                                                              OUTSTANDING    EXERCISE
                                                                OPTIONS       PRICE
                                                              -----------    --------
Balance, January 1, 1997
Granted.....................................................     497,125      $0.11
Exercised...................................................     (68,020)      0.10
Canceled or expired.........................................     (27,605)      0.10
                                                               ---------
Balance, December 31, 1997 (68,503 shares vested at a
  weighted average exercise price of $0.11).................     401,500       0.11
Granted.....................................................   2,551,756       1.61
Exercised...................................................    (686,076)      0.73
Canceled or expired.........................................    (328,475)      0.24
                                                               ---------
Balance, December 31, 1998..................................   1,938,705      $1.85
                                                               =========
Available for grant at December 31, 1998....................     132,230
                                                               =========

     The following table summarizes information about currently outstanding and vested stock options at December 31, 1998:

                             OPTIONS OUTSTANDING                   OPTIONS VESTED
                ---------------------------------------------   --------------------
                                WEIGHTED                                    WEIGHTED
                                AVERAGE           WEIGHTED                  AVERAGE
   RANGE OF     NUMBER OF      REMAINING          AVERAGE       NUMBER OF   EXERCISE
EXERCISE PRICE   SHARES     CONTRACTUAL LIFE   EXERCISE PRICE    SHARES      PRICE
--------------  ---------   ----------------   --------------   ---------   --------
$0.10 to $0.13    416,799         8.76             $0.12         333,348     $0.12
     1.25         866,500         9.46              1.25         176,135      1.25
     1.40         270,400         9.67              1.40          24,871      1.40
     1.48           4,506         9.67              1.48             250      1.48
     1.75         156,050         9.75              1.75           9,753      1.75
     8.00         224,450         9.92              8.00           4,676      8.00
                ---------                          -----         -------     -----
                1,938,705                          $1.85         549,033     $0.64
                =========                          =====         =======     =====

  Additional Stock Plan Information

     As discussed in Note 1, the Company accounts for its stock-based awards to employees using the intrinsic value method in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees," and its related interpretations.

     SFAS No. 123, "Accounting for Stock-Based Compensation," requires the disclosure of pro forma net income (loss) and earnings (loss) per share had the Company adopted the fair value method since the Company's inception. Under SFAS No. 123, the fair value of stock-based awards to employees is calculated

                       FLYCAST COMMUNICATIONS CORPORATION
through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards.

     The Company's calculations for employee grants were made using the minimum value option pricing model with the following weighted average assumptions:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                              ------------
                                                              1997    1998
                                                              ----    ----
Dividend yield..............................................  None    None
Risk free interest rate.....................................   6.1%    5.2%
Expected term, in years.....................................   2.5     2.5

     The weighted average minimum value per option as of the date of grant for options granted during 1997 and 1998 was $0.02 and $1.31, respectively.

     If the computed minimum values of the Company's stock-based awards to employees had been amortized to expense over the vesting period of the awards as specified under SFAS No. 123, loss attributable to common stockholders and basic and diluted loss per share on a pro forma basis (as compared to such items as reported) would have been (in thousands):

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               1997       1998
                                                              -------    -------
Loss attributable to common stockholders:
  As reported...............................................  $(3,552)   $(9,516)
  Pro forma.................................................  $(3,555)   $(9,640)
Basic and diluted net loss per share:
  As reported...............................................  $ (6.03)   $ (7.26)
  Pro forma.................................................  $ (6.03)   $ (7.35)

7.  NET LOSS PER SHARE

     The following is a reconciliation of the denominators used in computing basic and diluted net loss per share.

                                                        YEARS ENDED DECEMBER 31,
                                                   -----------------------------------
                                                    1996         1997          1998
                                                   -------    ----------    ----------
Shares (denominator):
  Weighted average common shares outstanding.....  476,584     1,644,053     2,834,981
  Weighted average common shares outstanding
     subject to repurchase.......................        0    (1,054,562)   (1,524,202)
                                                   -------    ----------    ----------
Shares used in computation, basic and diluted....  476,584       589,491     1,310,779
                                                   =======    ==========    ==========

     For the three years ended December 31, 1996, 1997 and 1998, the Company had securities outstanding which could potentially dilute basic earnings per share in the future, but were excluded in the computation of diluted net loss per share in the periods presented, as their effect would have been antidilutive. Such outstanding securities consist of the following at December 31, 1998:
6,733,612 shares of convertible preferred stock, warrants to purchase 345,761 shares of preferred stock, and options and warrants to purchase 1,979,181 shares of common stock. There were 1,990,635 and 1,525,789 shares subject to repurchase by the Company at December 31, 1997 and 1998, respectively.

                       FLYCAST COMMUNICATIONS CORPORATION

8.  COMMITMENTS AND CONTINGENCIES

  Leases

     Future minimum net lease payments under noncancellable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of December 31, 1998 are as follows (in thousands):

                                                              CAPITAL    OPERATING
                                                              LEASES      LEASES
                                                              -------    ---------
YEAR ENDING DECEMBER 31:
1999........................................................  $  598      $  366
2000........................................................     561         369
2001........................................................     464         343
2002........................................................      34         322
2003........................................................                 319
Thereafter..................................................                 346
                                                              ------      ------
          Total.............................................   1,657      $2,065
                                                                          ======
Less amount representing interest...........................    (126)
                                                              ------
Present value of net minimum capital lease payments.........   1,531
Less current installments of obligations under capital
  leases....................................................    (490)
                                                              ------
Obligations under capital leases, excluding current
  installment...............................................  $1,041
                                                              ======

     Total rent expense under operating leases for the years ended 1996, 1997 and 1998 was $22,000, $127,000 and $400,000, respectively.

  Legal Matters

     In connection with the termination of employment of an officer, the Company foreclosed on 264,560 shares of the Company's common stock securing a promissory note from that officer. If that officer should elect to legally contest the number of shares issued to him, and if additional shares are ultimately issued, the Company could incur a charge equal to the fair market value of such shares. The ultimate outcome of this matter cannot be determined at this time.

     Additionally, the Company is involved in various other claims and legal actions. Management does not expect that the outcome of these other claims and actions will have a material effect on the Company's financial position or results of operations.

9.  SUBSEQUENT EVENTS

     In January 1999, the Company sold 1,496,347 shares of Series C preferred stock at $9.04 per share for proceeds of $13,527,000.

     On January 4, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Stock Option Plan (the "1999 Stock Plan"). The 1999 Stock Plan will serve as the successor equity incentive program to the Company's existing 1997 Stock Option Plan. A total of 2,000,000 shares of common stock were initially reserved for issuance under the 1999 Stock Plan. On March 30, 1999, the Board of Directors adopted an amendment to the 1999 Stock Plan that increased the shares of common stock reserved for issuance to 3,500,000. The number of shares reserved will increase for each of the next five years by the lesser of 1,000,000 shares or 3% of the number of shares of common stock outstanding at the beginning of the year.

                       FLYCAST COMMUNICATIONS CORPORATION

     On January 28, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, each person who becomes a nonemployee director after the effective date of the Directors' Plan may be granted nonstatutory stock options. A total of 200,000 shares of common stock have initially been reserved for issuance under the Directors' Plan.

     On January 28, 1999, the Board of Directors approved, subject to stockholder approval, the reincorporation of the Company in the State of Delaware and the associated exchange of one share of common stock or preferred stock of the Company for every share of common stock or preferred stock, as the case may be, of the Company's California predecessor. Such reincorporation and stock exchange will become effective prior to the effective date of the initial public offering contemplated by the Company.

     Additionally, on January 28, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan, eligible employees are allowed to have salary withholdings of up to 10% of their base compensation to purchase shares of common stock at a price equal to 85% of the lower of the market value of the stock at the beginning or end of defined purchase periods. The initial purchase period commences upon the effective date for the initial public offering of the Company's common stock. The Company has initially reserved 350,000 shares of common stock for issuance under this plan, and the number of shares reserved will increase for each of the next five years by the lesser of 75,000 shares or 0.5% of the shares of common stock outstanding at the beginning of the year.

     On May 4, 1999, Flycast completed an initial public offering of 3,000,000 shares of the Flycast's common stock. In addition, on June 4, 1999, the Company sold an additional 200,000 shares under the underwriters' overallotment option. Total net proceeds were $74.4 million. Upon the closing of the initial public offering, Flycast's mandatorily redeemable preferred stock converted into 6.9 million shares of common stock.

     On August 30, 1999, Flycast completed a merger with InterStep, Inc., a Massachusetts corporation which commenced operations in 1995. InterStep provides publishers with e-mail content management, list management and distribution services on an outsourced basis. In the transaction, Flycast issued 480,337 shares of common stock to InterStep's stockholders, of which 47,558 shares are held by an escrow agent to serve as security for the indemnity provided by stockholders of InterStep. The Company also assumed all outstanding InterStep common stock options, which were converted to options to purchase approximately 10,012 shares of the Company's common stock. No adjustments were required to conform accounting policies of the entities. There were no significant intercompany transactions requiring elimination for any periods presented.

     The above transaction has been accounted for as a pooling of interests and, accordingly, the supplemental consolidated financial statements of the Company for all periods presented have been restated to include the accounts of InterStep.

                       FLYCAST COMMUNICATIONS CORPORATION

     Revenue and net income (loss) of the separate companies for the periods preceding the acquisition were as follows (in thousands):

                                                                           NET
                                                                         INCOME
                                                              REVENUE    (LOSS)
                                                              -------    -------
Fiscal year ended December 31, 1998
  Flycast...................................................  $8,029     $(9,306)
  InterStep.................................................   1,253         446
                                                              ------     -------
  Combined..................................................  $9,282     $(8,860)
                                                              ======     =======
Fiscal year ended December 31, 1997
  Flycast...................................................  $  630     $(3,417)
  InterStep.................................................     304          71
                                                              ------     -------
  Combined..................................................  $  934     $(3,346)
                                                              ======     =======
Fiscal year ended December 31, 1996
  Flycast...................................................  $   --     $  (445)
  InterStep.................................................     123          50
                                                              ------     -------
  Combined..................................................  $  123     $  (395)
                                                              ======     =======

     On September 30, 1999, the Company announced that a definitive agreement was entered into to be acquired by CMGI, Inc. ("CMGI") in a stock-for-stock merger. Under the terms of the agreement, CMGI will issue .4738 CMGI shares for every Flycast share held on the closing date of the transaction. Closing of the merger is subject to customary conditions, including formal approval by the Company's shareholders. In connection with the merger, the Company also entered into a Stock Option Agreement dated as of September 29, 1999, whereby the Company granted CMGI an option to purchase up to 19.9% of the outstanding shares of the Company common stock, which option may be exercised in the event that the Merger Agreement is terminated under certain circumstances. Related to the acquisition, the Company incurred $1,350,000 in financial advisory services expenses in the quarter ended September 30, 1999.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Adsmart Corporation

     We have audited the accompanying consolidated balance sheets of Adsmart Corporation as of July 31, 1998, 1999 and January 31, 2000, and the related statements of operations, stockholders' deficit, and cash flows for the three years ended July 31, 1999, and the six months ended January 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Adsmart Corporation as of July 31, 1998, 1999 and January 31, 2000, and the results of its operations and its cash flows for the three years ended July 31, 1999, and the six months ended January 31, 2000, in conformity with generally accepted accounting principles.


/s/ KPMG LLP


March 16, 2000
Boston, Massachusetts

                              ADSMART CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                                                             JULY 31,
                                                   ----------------------------    JANUARY 31,
                                                       1998            1999            2000
                                                   ------------    ------------    ------------
ASSETS
Current assets:
  Accounts receivable -- net of allowance for
     doubtful accounts of $42,935, $804,288, and
     $1,540,152, respectively....................  $    347,816    $ 10,701,526    $ 23,922,730
  Accounts receivable -- related parties.........            --          60,305         848,516
  Receivables, other.............................            --          69,390          69,390
  Prepaid expenses and other current assets......        42,717         131,712         137,388
                                                   ------------    ------------    ------------
          Total current assets...................       390,533      10,962,933      24,978,024
                                                   ------------    ------------    ------------
Property and equipment, net......................        15,731         196,195         245,280
Goodwill, net of accumulated amortization of
  $2,589,267 and $6,041,623......................            --      31,934,301      28,481,945
                                                   ------------    ------------    ------------
          Total assets...........................  $    406,264    $ 43,093,429    $ 53,705,249
                                                   ============    ============    ============
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Capital lease obligations, current portion.....  $     10,844    $     25,071    $     13,325
  Debt to CMGI...................................     4,564,070      44,698,279      66,419,063
  Accounts payable...............................       391,936      10,958,820      12,164,281
  Accounts payable -- related parties............            --         666,705       4,854,169
  Accrued lease liability........................       625,750         248,119              --
  Accrued expenses...............................       331,224       4,941,900       3,111,638
                                                   ------------    ------------    ------------
          Total current liabilities..............     5,923,824      61,538,894      86,562,476

Capital lease obligations, net of current
  portion........................................        12,412          69,108          44,523
Commitments and contingencies
Stockholders' deficit:
Series A Convertible Preferred Stock, $.01 par
  value; 800,000 shares authorized; 800,000
  shares issued and outstanding (liquidating
  preference of $12,212,236).....................         8,000           8,000           8,000
Series B Convertible Preferred Stock, $.01 par
  value; 14,200,000 shares authorized; 0 shares
  issued and outstanding.........................            --              --              --
Common stock, $.01 par value; 160,000,000 shares
  authorized; 50,000 shares issued and
  outstanding....................................           500             500             500
Additional paid-in-capital.......................     6,071,920       7,710,966       7,710,966
Accumulated deficit..............................   (11,610,392)    (26,234,039)    (40,621,216)
                                                   ------------    ------------    ------------
          Total stockholders' deficit............    (5,529,972)    (18,514,573)    (32,901,750)
                                                   ------------    ------------    ------------
          Total liabilities and stockholders'
            deficit..............................  $    406,264    $ 43,093,429    $ 53,705,249
                                                   ============    ============    ============

          See accompanying notes to consolidated financial statements.

                              ADSMART CORPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                    SIX MONTHS ENDED
                                              YEAR ENDED JULY 31,                     JANUARY 31,
                                    ----------------------------------------   --------------------------
                                       1997          1998           1999          1999           2000
                                    -----------   -----------   ------------   -----------   ------------
                                                                               (UNAUDITED)
Revenue...........................  $    15,004   $   354,381   $ 10,924,851   $   865,745   $ 26,779,962
Revenue, related parties..........           --            --        144,019            --        808,691
                                    -----------   -----------   ------------   -----------   ------------
          Total revenue...........       15,004       354,381     11,068,870       865,745     27,588,653
                                    -----------   -----------   ------------   -----------   ------------
Cost of revenue...................      602,615     1,988,549     13,140,768       878,923     22,382,617
Cost of revenue, related
  parties.........................      335,892       548,366      1,689,810       374,270      3,560,292
                                    -----------   -----------   ------------   -----------   ------------
          Total cost of revenue...      938,507     2,536,915     14,830,578     1,253,193     25,942,909
                                    -----------   -----------   ------------   -----------   ------------
          Gross (loss) profit.....     (923,503)   (2,182,534)    (3,761,708)     (387,448)     1,645,744
                                    -----------   -----------   ------------   -----------   ------------
Operating expenses:
  Sales and marketing.............    1,709,621     2,318,244      6,593,404       994,024      9,686,422
  Research and development........    1,359,370       960,692             --            --             --
  General and administrative......      658,425     1,130,765      1,104,292       155,546      2,064,344
  Amortization of goodwill........           --            --      2,589,267            --      3,452,357
                                    -----------   -----------   ------------   -----------   ------------
          Total operating
            expenses..............    3,727,416     4,409,701     10,286,963     1,149,570     15,203,123
                                    -----------   -----------   ------------   -----------   ------------
Loss from operations..............   (4,650,919)   (6,592,235)   (14,048,671)   (1,537,018)   (13,557,379)
Interest expense, principally
  related party...................           --        95,041        574,976       191,776        829,798
                                    -----------   -----------   ------------   -----------   ------------
Net loss..........................  $(4,650,919)  $(6,687,276)  $(14,623,647)  $(1,728,794)  $(14,387,177)
                                    ===========   ===========   ============   ===========   ============
Unaudited pro forma basic and
  diluted net loss per share......                              $       (.28)  $      (.08)  $       (.13)
                                                                ============   ===========   ============
Unaudited pro forma weighted
  average number of basic and
  diluted shares outstanding......                                51,631,358    22,168,653    114,258,978
                                                                ============   ===========   ============

          See accompanying notes to consolidated financial statements.

                              ADSMART CORPORATION

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

                                                          SERIES B
                                SERIES A CONVERTIBLE     CONVERTIBLE
                                  PREFERRED STOCK      PREFERRED STOCK       COMMON STOCK        ADDITIONAL
                                --------------------   ---------------   ---------------------    PAID-IN     ACCUMULATED
                                 SHARES      AMOUNT    SHARES   AMOUNT     SHARES      AMOUNT     CAPITAL       DEFICIT
                                ---------   --------   ------   ------   ----------   --------   ----------   ------------
Balance at July 31, 1996......        --     $   --       --    $   --    8,000,000   $ 80,000   $       --   $   (272,197)
  Net loss....................        --         --       --        --           --         --           --     (4,650,919)
                                 -------     ------    -----    ------   ----------   --------   ----------   ------------
Balance at July 31, 1997......        --         --       --        --    8,000,000     80,000           --     (4,923,116)
  Reorganization..............   800,000      8,000       --        --   (8,000,000)   (80,000)   6,071,920             --
Exercise of stock options.....        --         --       --        --       50,000        500           --             --
  Net loss....................        --         --       --        --           --         --           --     (6,687,276)
                                 -------     ------    -----    ------   ----------   --------   ----------   ------------
Balance at July 31, 1998......   800,000      8,000       --        --       50,000        500    6,071,920    (11,610,392)
  Issuance of stock options...        --         --       --        --           --         --    1,639,046             --
  Net loss....................        --         --       --        --           --         --           --    (14,623,647)
                                 -------     ------    -----    ------   ----------   --------   ----------   ------------
Balance at July 31, 1999......   800,000      8,000       --        --       50,000        500    7,710,966    (26,234,039)
  Net loss....................        --         --       --        --           --         --           --    (14,387,177)
                                 -------     ------    -----    ------   ----------   --------   ----------   ------------
Balance at January 31, 2000...   800,000     $8,000       --    $   --       50,000   $    500   $7,710,966   $(40,621,216)
                                 =======     ======    =====    ======   ==========   ========   ==========   ============


                                    TOTAL
                                STOCKHOLDERS'
                                   DEFICIT
                                -------------
Balance at July 31, 1996......  $   (192,197)
  Net loss....................    (4,650,919)
                                ------------
Balance at July 31, 1997......    (4,843,116)
  Reorganization..............     5,999,920
Exercise of stock options.....           500
  Net loss....................    (6,687,276)
                                ------------
Balance at July 31, 1998......    (5,529,972)
  Issuance of stock options...     1,639,046
  Net loss....................   (14,623,647)
                                ------------
Balance at July 31, 1999......   (18,514,573)
  Net loss....................   (14,387,177)
                                ------------
Balance at January 31, 2000...  $(32,901,750)
                                ============

          See accompanying notes to consolidated financial statements.

                              ADSMART CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                     SIX MONTHS ENDED
                                                             YEAR ENDED JULY 31,                        JANUARY 31,
                                                  ------------------------------------------    ---------------------------
                                                     1997           1998            1999           1999            2000
                                                  -----------    -----------    ------------    -----------    ------------
                                                                                                (UNAUDITED)
Cash flows from operating activities:
  Net loss......................................  $(4,650,919)   $(6,687,276)   $(14,623,647)   $(1,728,794)   $(14,387,177)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization...............      150,332        480,695       2,596,340          3,537       3,501,442
    Changes in operating assets and liabilities:
      Accounts receivable.......................      (25,291)      (322,525)     (8,247,521)      (173,489)    (13,221,204)
      Accounts receivable, related parties......           --             --         (60,305)            --        (788,211)
      Prepaid expenses and other current
         assets.................................      (19,311)       (23,406)        (24,967)        (5,682)         (5,676)
      Accounts payable..........................      221,104        170,832       6,771,140        142,447       1,205,461
      Accounts payable, related parties.........           --             --         666,705             --       4,187,464
      Accrued lease liability...................           --        625,750        (377,631)      (149,320)       (248,119)
      Accrued expenses..........................      291,166        (10,267)      2,648,026         64,180      (1,847,713)
                                                  -----------    -----------    ------------    -----------    ------------
         Net cash used in operating
           activities...........................   (4,032,919)    (5,766,197)    (10,651,860)    (1,847,121)    (21,603,733)
                                                  -----------    -----------    ------------    -----------    ------------
Cash flows from investing activities:
  Net cash acquired from acquisition............           --             --         359,535             --              --
  Purchases of property and equipment...........     (364,049)      (185,579)        (46,153)            --         (80,720)
                                                  -----------    -----------    ------------    -----------    ------------
         Net cash provided by (used in)
           investing activities.................     (364,049)      (185,579)        313,382             --         (80,720)
                                                  -----------    -----------    ------------    -----------    ------------
Cash flows from financing activities:
  Net change in debt to CMGI....................    4,400,672      5,962,528      11,651,414      1,852,747      21,720,784
  Payments of capital lease obligations.........       (3,704)       (11,252)        (25,888)        (5,626)        (36,331)
  Payments of long-term borrowings..............           --             --      (1,287,048)            --              --
  Employee stock option exercises...............           --            500              --             --              --
                                                  -----------    -----------    ------------    -----------    ------------
         Net cash provided by financing
           activities...........................    4,396,968      5,951,776      10,338,478      1,847,121      21,684,453
                                                  -----------    -----------    ------------    -----------    ------------
Net increase in cash............................           --             --              --             --              --
Cash, beginning of period.......................           --             --              --             --              --
                                                  -----------    -----------    ------------    -----------    ------------
Cash, end of period.............................  $        --    $        --    $         --    $        --    $         --
                                                  ===========    ===========    ============    ===========    ============

          See accompanying notes to consolidated financial statements.

                              ADSMART CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) DESCRIPTION OF BUSINESS

     Adsmart Corporation (the "Company") is a provider of comprehensive Internet advertising solutions. The Company combines the branding power of traditional media with the precision and interactivity of new media to provide effective marketing opportunities for advertisers, and a profitable advertising revenue stream for Web publishers. The Company is headquartered in Andover, MA with sales offices in the six major advertising markets: New York, Chicago, Detroit, Los Angeles, Boston and San Francisco.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Basis of Presentation

     The Company is a majority owned subsidiary of CMGI, Inc. ("CMGI" or the "Parent"). The Company commenced operations in April 1996. The accompanying consolidated financial statements, which have been prepared as if the Company had operated as a separate stand-alone entity for all periods presented, include certain allocations from CMGI for certain general and administrative expenses such as rent, legal services, insurance, and employee benefits. Allocations are based primarily on headcount. Management believes that the method used to allocate the costs and expenses is reasonable; however, such allocated amounts may or may not necessarily be indicative of what actual expenses would have been incurred had the Company operated independently of CMGI. The Company is economically dependent upon CMGI for financing, which has principally been through debt (note 5).

  (b) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

  (c) Revenue Recognition

     Revenues are derived primarily from the delivery of advertising impressions through third-party web sites comprising the Adsmart Network. Revenue is recognized in the period the advertising impressions are delivered provided collection of the resulting receivable is probable.

     The Company is obligated to make payments to web sites, which have contracted with the Company to be part of the Adsmart Network, in the period the advertising impressions are delivered. From inception through July 31, 1998 the Company did not make payments to the web sites until cash had been received from the advertiser and, consequently, recognized revenue "net" of amounts paid to web sites. Effective August 1, 1998 certain provisions of the web site contracts were amended to require payment to the web sites regardless of whether amounts were received from the advertisers and, consequently, the Company recognized revenue "gross" of amounts paid to web sites.

  (d) Loss Contracts

     The Company has entered into certain contracts with web sites in which it has guaranteed that the web site's inventory will be sold for a minimum cost per thousand impressions. To the extent the Company cannot sell the related inventory or cannot sell such inventory for an amount greater than the minimum guarantee, the Company incurs a loss under the contract. Management assesses the need to record a loss accrual when indicators of continuing losses are present. Management reviews a number of factors, including the level of inventory expected to be available in the future, the anticipated market value of this inventory and other

                              ADSMART CORPORATION
relevant market factors. During 1999, the Company accrued $2,962,046 for possible losses related to such contracts. At January 31, 2000, $25,992 remains accrued against future losses.

  (e) Cash and non-cash financing activities

     Under an arrangement with CMGI, the Company maintains a zero balance account. Cash required by the Company for the funding of its operations was provided as needed with a corresponding increase to the "Debt to CMGI" account. Customer receipts and other cash receipts of the Company were remitted to CMGI upon receipt by the Company and serve to reduce the "Debt to CMGI" account.

     In April 1998, non-cash financing activities included the issuance of 800,000 shares of the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") in exchange for 8,000,000 shares of the Company's common stock and a $6,000,000 reduction in debt to CMGI (note 5).

     During fiscal 1999, non-cash investing activities include the acquisition of 2Can Media, Inc. ("2Can") in exchange for additional debt to CMGI of $28,482,795 (note 3).

     The Company incurred a capital lease obligation of $38,212 in 1997 when the Company entered into a lease for new equipment.

  (f) Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements and assets acquired under capital leases are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. Expenditures for maintenance and repairs are charged to expense as incurred.

  (g) Goodwill

     Goodwill relates to the Company's purchase of 2Can in March 1999 and is being amortized on a straight-line basis over five years (note 3).

  (h) Accounting for Impairment of Long-Lived Assets

     The Company assesses the need to record impairment losses on long-lived assets used in operations when indicators of impairment are present. On an ongoing basis, management reviews the value and period of amortization or depreciation of long-lived assets, including goodwill. During this review, the significant assumptions used in determining the original cost of long-lived assets are reevaluated. Although the assumptions may vary from transaction to transaction, they generally include revenue growth, operating results, cash flows and other indicators of value. Management then determines whether there has been a permanent impairment of the value of long-lived assets by comparing future undiscounted cash flows to the asset's carrying value. If the carrying value of the asset exceeds the estimated future undiscounted cash flows of the asset, a loss is recorded for the excess of the asset's carrying value over the fair value.

  (i) Income Taxes

     The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company is currently greater than 80% owned by CMGI, and as

                              ADSMART CORPORATION
such, CMGI realizes the full benefit of all federal and part of the state net operating losses that have been incurred by the Company. Therefore, such net operating losses incurred by the Company will not be available for the Company. The Company intends to enter into a tax sharing agreement between the Company and CMGI under which CMGI will require the Company to reimburse CMGI for the amounts it contributes to the consolidated tax liability of the CMGI group; however, under the policy, CMGI is not obligated to reimburse the Company for any losses utilized in the consolidated CMGI group.

  (j) Advertising Costs

     The Company recognizes advertising costs as incurred. Advertising expense was $134,416, $37,683, $422,729 and $1,723,937 for the years ended July 31,
1997, 1998 and 1999, and the six months ended January 31, 2000, respectively.

  (k) Financial Instruments and Concentration of Risk

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash, accounts receivable, accounts payable and accrued liabilities. At July 31, 1998, 1999, and January 31, 2000, the fair value of these instruments approximated their financial statement carrying value because of the short term maturity of these instruments. To date, the majority of accounts receivable have been derived from advertising fees billed to advertisers located in the United States. The Company generally requires no collateral. The Company maintains reserves for potential credit losses; historically, management believes that such losses have been adequately reserved for and are within expectations.

  (l) Stock-Based Compensation Plans

     The Company has adopted Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense over the vesting period the fair value of stock-based awards on the date of grant. For employee stock-based awards, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principles Board Opinion ("APB") No. 25 and provide pro forma net earnings disclosures as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB No. 25 and provide the pro forma disclosures of SFAS No. 123.

     The Company accounts for non-employee stock-based awards in which goods or services are the consideration received for the equity instruments issued based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

  (m) Historical and Unaudited Pro Forma Basic and Diluted Net Loss per Share

     The Company has adopted SFAS No. 128, Earnings Per Share ("SFAS 128"). In accordance with SFAS 128, basic earnings (loss) per share is computed using the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period, using either the "as-if-converted" method for convertible preferred stock or the treasury stock method for options, unless such amounts are anti-dilutive.

     Historical basic and diluted net loss per share have not been presented because they are irrelevant due to the significant change in the Company's capital structure and resultant basic and diluted loss per share that will result upon conversion of the convertible preferred stock and debt to CMGI.

     The unaudited pro forma basic and diluted net loss per share information included in the accompanying consolidated statements of operations for the year ended July 31, 1999 and the six months ended January 31, 1999 and 2000 reflects the conversion of all preferred stock and amounts due to CMGI (note 5) as of the

                              ADSMART CORPORATION
beginning of each period or date of issuance, if later, using the "if-converted" method. Accordingly, diluted loss per share is the same as basic loss per share, and has not been presented separately.

     The reconciliation of the numerators and denominators of the unaudited pro forma basic and diluted net loss per share computation for the Company's reported net loss for the periods presented is as follows:


                                                                            SIX MONTHS ENDED
                                                         YEAR ENDED    --------------------------
                                                          JULY 31,     JANUARY 31,   JANUARY 31,
                                                            1999          1999           2000
                                                        ------------   -----------   ------------
                                                                       (UNAUDITED)
Numerator:
  Net loss............................................  $(14,623,647)  $(1,728,794)  $(14,387,177)
Denominator:
  Basic and diluted weighted average number of common
     shares outstanding...............................        50,000        50,000         50,000
  Assumed conversion of debt to CMGI..................    43,581,358    14,118,653    106,208,178
  Assumed weighted conversion of preferred stock......     8,000,000     8,000,000      8,000,000
                                                        ------------   -----------   ------------
     Weighted average number of pro forma basic and
       diluted shares outstanding.....................    51,631,358    22,168,653    114,258,978
                                                        ============   ===========   ============
Unaudited pro forma basic and diluted net loss per
  share...............................................  $       (.28)  $      (.08)  $       (.13)
                                                        ============   ===========   ============


  (n) Segment Reporting

     The Company has adopted the provision of SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, effective August 1, 1998. SFAS 131 establishes standards for the way that public business enterprises report selected information about operating segments in annual and interim financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS 131 requires the use of the "management approach" in disclosing segment information, based largely on how senior management generally analyzes the business operations. The Company currently operates in only one segment and, as such, no additional disclosures are required.

  (o) New Accounting Pronouncements

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AcSEC"), issued Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. SOP 98-1 requires the capitalization of certain internal costs related to the implementation of computer software obtained for internal use. The Company adopted this standard in the first quarter of fiscal 2000. The adoption of SOP 98-1 did not have a material impact on the Company's financial position or its results of operations.

     In April 1998, the AcSEC issued SOP 98-5, Reporting on the Costs of Start-Up Activities. Under SOP 98-5, the costs of start-up activities should be expensed as incurred. Start-up activities are broadly defined as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer, commencing some new operation or organizing a new entity. The Company adopted this standard in the first quarter of fiscal 2000. The adoption of SOP 98-5 did not have a material impact on the Company's financial position or its results of operations.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB No. 101"), Revenue Recognition in Financial Statements. SAB No. 101 summarizes certain of the

                              ADSMART CORPORATION
staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. Management believes the Company has complied with the provisions of SAB No. 101.

(3) ACQUISITION OF 2CAN MEDIA, INC.

     On March 11, 1999, CMGI acquired 2Can, an on-line advertising representation firm in exchange for purchase consideration valued at $28,482,795, including bridge notes receivable of $1,500,000. The acquisition has been accounted for using the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets purchased and liabilities assumed based upon their fair values at the date of acquisition. Concurrent with CMGI's closing of the 2Can acquisition, CMGI contributed 2Can to the Company in exchange for additional debt to CMGI of $28,482,795. This transaction was accounted for as a transfer of entities under common control where the Company recorded the assets and liabilities of 2Can at CMGI's recorded basis. The results of operations of 2Can have been included in the Company's consolidated financial statements since March 11, 1999.

     Total purchase price was allocated as follows:

Working capital deficit, net of cash acquired of
  $359,535..............................................  $(6,168,446)
Property and equipment..................................      141,384
Goodwill................................................   34,523,568
Prepaids and deposits...................................       32,379
Long-term obligations...................................      (46,090)
                                                          -----------
Purchase price..........................................  $28,482,795
                                                          ===========

     The portion of the purchase price allocated to goodwill is being amortized on a straight-line basis over five years. Amortization of goodwill resulting from the acquisition of 2Can was $2,589,267 for the period from March 11, 1999 through July 31, 1999, and $3,452,356 for the six months ended January 31, 2000.

     Under the Agreement and Plan of Merger with 2Can, CMGI is obligated to pay contingent consideration to 2Can based upon future earnings targets. This additional consideration is payable based on the provisions of the merger agreement and will be paid directly by CMGI. The Company will record additional purchase price with the Debt to CMGI account being increased by a corresponding amount. The amount of the contingent merger consideration was not determinable as of January 31, 2000.

     The following table represents the unaudited pro forma results of operations of the Company for the years ended July 31, 1998 and 1999, as if the 2Can purchase had occurred at the beginning of the respective periods. These pro forma results include adjustments for the amortization of goodwill. They have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made at the beginning of the respective periods or of results that may occur in the future.

                                                                  YEAR ENDED JULY 31,
                                                              ---------------------------
                                                                  1998           1999
                                                              ------------   ------------
                                                                      (UNAUDITED)
Revenues....................................................  $  1,859,616   $ 13,294,990
                                                              ------------   ------------
Net loss....................................................  $(14,581,035)  $(24,840,609)
                                                              ============   ============
Pro forma basic and diluted net Loss per common share.......  $       (.20)  $       (.26)
                                                              ============   ============
Pro forma basic and diluted weighted average number of
  common shares outstanding.................................    74,165,116     94,434,308
                                                              ============   ============

                              ADSMART CORPORATION

(4) PROPERTY AND EQUIPMENT


                                                                      JULY 31,
                                                ESTIMATED       --------------------    JANUARY 31,
                                               USEFUL LIFE        1998        1999         2000
                                             ---------------    --------    --------    -----------
Office furniture and equipment.............     3-5 years       $ 18,909    $ 41,166     $ 43,343
Computer equipment.........................     3-5 years        341,317     475,692      551,327
Software...................................      3 years         254,866     278,699      281,607
Leasehold improvements.....................  4 years or life
                                                of lease              --       7,072        7,072
                                                                --------    --------     --------
                                                                 615,092     802,620      883,349
Less: Accumulated depreciation.............                      599,361     606,434      638,069
                                                                --------    --------     --------
                                                                $ 15,731    $196,195     $245,280
                                                                ========    ========     ========


     Property and equipment recorded under capital leases amounted to $38,212 at July 31, 1998 and $58,117 at July 31, 1999 and January 31, 2000. Total
accumulated depreciation related to these assets amounted to $15,916, $34,883, and $45,603, at July 31, 1998 and 1999, and January 31, 2000, respectively.

(5) DEBT TO CMGI

     Commencing in February 1998, advances made by CMGI to the Company accrued interest at the annual rate of 7%. In April 1998, advances of $6,000,000 from CMGI, including accrued interest thereon, and 8,000,000 shares of the Company's common stock were converted into 800,000 shares of Series A Preferred Stock. These advances were made by CMGI to the Company from inception through January 1998. The Company intends to formalize its borrowing arrangement with CMGI and execute a secured convertible demand note with CMGI (the "Secured Convertible Demand Note"). The Secured Convertible Demand Note covers advances made by CMGI to the Company for periods commencing in May 1998. Under the Secured Convertible Demand Note, advances and accrued interest may be prepaid without penalty. Advances outstanding under this note are secured by substantially all assets and intellectual property of the Company, and principal and accrued interest may be converted at the option of CMGI into shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"). The number of Series B Preferred shares to be issued upon conversion of each borrowing represented by the note is based on the estimated fair value of the Company at the end of the quarter in which such borrowing is made.


     Average balances outstanding in Debt to CMGI for the years ended July 31, 1998 and 1999 and for the six month period ended January 31, 2000 amounted to $3,875,224, $20,168,116, and $51,701,020, respectively. Interest does not accrue on $28,482,795 Debt to CMGI incurred in connection with the purchase of 2Can.


(6) ACCRUED LEASE LIABILITY

     The Company acquired fixed assets and entered into an agreement to lease certain equipment in connection with developing ad serving technology both with an affiliate of CMGI. In January 1998, the Company made the decision to no longer pursue the development of the related technology. As a result of this decision, certain equipment became idle. The Company accrued $625,750 in July 1998 related to the present value of the future minimum lease payments, less any amounts recoverable from the sale of the equipment, under these leases. The company also recorded a write-down of fixed assets of $338,172 during fiscal 1998 related to the idle equipment owned by the Company.

                              ADSMART CORPORATION

(7) COMMITMENTS AND CONTINGENCIES

  (a) Leases

     The Company has entered into noncancelable operating leases for certain office facilities and equipment related to its field offices which expire through November 2001. In addition, the Company pays CMGI for office facilities used as the Company's headquarters for which it is charged based upon an allocation of the total costs for the facilities at market rates. Substantially all leases for real property have been guaranteed by CMGI.

     The Company leases certain property and equipment from a subsidiary of CMGI. Under the arrangement, the related party negotiates the terms and conditions of the lease and obtains the assets to be leased. The related party bears all liability for payment, and the Company is not financially obligated under the leases. The Company is charged the actual lease fees paid by the related party, plus an additional administrative charge that approximates the fair value of the services received.

     Total rent expense amounted to $187,516, $699,555, $927,550 and $945,981 for the years ended July 31, 1997, 1998, and 1999, and the six months ended January 31, 2000, respectively. Rent expense for office facilities paid to CMGI amounted to $84,334, $104,711, $79,869 and $205,417 for the years ended July 31,
1997, 1998 and 1999, and the six months ended January 31, 2000, respectively. Rent expense for equipment paid to a subsidiary of CMGI amounted to $0, $408,926, $432,491 and $242,118 for the years ended July 31, 1997, 1998 and
1999, and the six months ended January 31, 2000, respectively. All other rent expense is with third parties.

     Minimum annual rental commitments are as follows at January 31, 2000:

                                                       OPERATING     CAPITAL
                                                         LEASES       LEASES
                                                       ----------    --------
2000.................................................  $  669,004    $ 58,259
2001.................................................     580,849       6,432
2002.................................................      95,166          --
2003.................................................       4,901          --
                                                       ----------    --------
                                                       $1,349,920      64,691
                                                       ==========
Less amounts representing interest...................                  (6,843)
                                                                     --------
Present value of future minimum lease payments.......                  57,848
Less current portion of capital lease obligations....                 (13,325)
                                                                     --------
Long-term portion of capital lease obligations.......                $ 44,523
                                                                     ========

  (b) Litigation

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the Company's consolidated financial position or results of operations.

(8) INCOME TAXES

     No provision for federal or state income taxes has been recorded as the Company incurred net operating losses for all periods presented. The Company is included in the filing of a consolidated tax return with its parent, CMGI, which has utilized substantially all of the Company's current losses for federal tax purposes. Thus, the Company does not have significant federal net operating losses available to offset future taxable income, other than those related to the pre-acquisition periods of 2 Can. The Company has recorded a full

                              ADSMART CORPORATION
valuation allowance against its deferred tax assets since management believes that, after considering all the available objective evidence, both positive and negative, historical and prospective, with greater weight given to historical evidence, it is more likely than not that these assets will not be realized. No income tax benefit has been recorded for all periods presented because of the valuation allowance.

     Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of federal deferred tax assets (liabilities) are comprised of the following:

                                                       JULY 31,
                                               ------------------------    JANUARY 31,
                                                 1998          1999           2000
                                               ---------    -----------    -----------
Deferred tax assets:
  Allowance for bad debts....................  $  17,539    $   328,552    $   629,152
  Deferred stock-based compensation..........         --        669,550        669,550
  Accruals and other reserves................    273,707      1,839,315        683,908
  Net operating losses.......................    130,108      1,630,530      1,675,826
  Tax basis in excess of book basis of fixed
     assets and intangibles..................     95,372         94,149        220,297
                                               ---------    -----------    -----------
  Total gross deferred tax assets............    516,726      4,562,096      3,878,733
Less: Valuation allowance....................   (516,726)    (4,562,096)    (3,878,733)
                                               ---------    -----------    -----------
Net deferred taxes...........................  $      --    $        --    $        --
                                               =========    ===========    ===========

     The valuation allowance increased by $256,790, $4,045,370, and decreased by $683,363 during the years ended July 31, 1998 and 1999, and the six months ended January 31, 2000. As of January 31, 2000, $2,570,727 of the valuation allowance is related to the acquired deferred tax assets of 2Can, the tax benefits of which will be recorded as a decrease to goodwill and other non-current intangible assets.

     The Company has net operating loss carryforwards for Massachusetts tax purposes of $2,087,000, $2,087,000 and $2,087,000 as of July 31, 1998 and 1999,
and January 31, 2000, respectively, which will expire in 2002. The Company has net operating loss carryforwards for California tax purposes of $137,000, $2,828,000 and $3,602,000 as of July 31, 1998 and 1999, and January 31, 2000,
respectively, which will expire from 2002 through 2005, of which, $1,907,000 million is related to the pre-acquisition period of 2Can. For federal tax purposes, the Company has $3,818,000 and $3,818,000 of loss carryforwards as of July 31, 1999 and January 31, 2000, expiring from 2011 through 2018, all of which are related to the pre-acquisition period of 2Can. The tax benefits related to net operating loss carryforwards from the pre-acquisition periods of 2Can will be recorded as a decrease to goodwill and other noncurrent intangible assets. The utilization of these net operating losses may be limited pursuant to Internal Revenue Code Section 382 as a result of prior ownership changes.

(9) STOCKHOLDERS' DEFICIT

  (a) General

     In December 1999, the Company increased the number of authorized shares of preferred stock from 5,000,000 to 15,000,000 shares with a par value of $0.01 per share, of which 800,000 shares have been designated as Series A Preferred Stock and 14,200,000 shares have been designated as Series B Preferred Stock.

     Also in December 1999, the Company increased the number of authorized shares of common stock from 20,000,000 to 160,000,000 shares with a par value of $0.01 per share.

                              ADSMART CORPORATION

  (b) Stock Dividend

     On February 25, 1998, the Board of Directors approved a 1,000 -- for -- 1 stock split effected in the form of a stock dividend. All common stock and per share amounts in the prior periods have been restated to reflect this stock dividend.

  (c) Series A Preferred Stock

     In April 1998, the Board of Directors authorized and issued 800,000 shares of Series A Preferred Stock in exchange for 8,000,000 shares of common stock and $6,000,000 in principal amount of Debt to CMGI. The Series A Preferred Stock is entitled to receive non-cumulative annual dividends at 7% commencing February 1, 1998, payable when, as and if declared by the Board of Directors of the Company. No dividends have been declared or paid by the Company. The Series A Preferred Stock is voting and is convertible into 10 shares of common stock subject to certain adjustments. In the event of any liquidation, dissolution or winding up of the Company, the Series A Preferred Stock has a liquidation preference of $13.3333 per share plus dividends of 7% compounded annually beginning on February 1, 1998. As of January 31, 2000 cumulative dividends amounted to $1,545,596. The Series A Preferred Stock is convertible into common stock immediately at the option of the holder and automatically converts into common stock upon the completion of the merger with Engage Technologies, Inc. (note
13).

     At January 31, 2000, 8,000,000 shares of common stock have been reserved for issuance upon the conversion of the Series A Preferred Stock.

  (d) Series B Preferred Stock

     In December 1999, the Board of Directors approved the designation of 14,200,000 shares of the Company's preferred stock as Series B Preferred Stock. The Series B Preferred Stock is entitled to receive noncumulative annual dividends at 7%, as and if declared. No dividends have been declared or paid by the Company. The Series B Preferred Stock is fully participating, voting and convertible into 10 shares of common stock, subject to certain adjustments. In the event of any liquidation, dissolution or winding up of the Company, the Series B Preferred Stock ranks pari passu with the Series A Preferred Stock, and has a liquidation preference equal to its purchase price plus dividends computed at 7% annually. The Series B Preferred Stock is convertible into common stock immediately at the option of the holder .

(10) STOCK OPTION PLANS

  (a) Adsmart 1996 Equity Incentive Plan

     In August 1996, the Company's Board of Directors and Stockholders approved the 1996 Equity Incentive Plan (the "1996 Plan"). Under the 1996 Plan, non-qualified stock options or incentive stock options may be granted to the Company's employees, directors and consultants, as defined, up to a maximum number of shares of common stock not to exceed 2,000,000 shares. The Plan was amended in December 1999 to increase the maximum number of shares of common stock that may be granted under the 1996 Plan from 2,000,000 shares to 7,500,000 shares. The Board of Directors administers this plan, selects the individuals to whom options will be granted and determines the number of shares and exercise price of each option. Options are granted at estimated fair market value based on third-party valuations. Options granted under the 1996 Plan have a five-year maximum term and typically vest over a four year period, with 25% of options granted becoming exercisable one year from the date of grant and the remaining 75% vesting monthly for the next

                              ADSMART CORPORATION
thirty six (36) months. The following table reflects activity and historical exercise prices of stock options under the Company's 1996 Plan for the periods indicated:

                                                     YEAR ENDED JULY 31,
                              ------------------------------------------------------------------     SIX MONTHS ENDED
                                      1997                   1998                   1999             JANUARY 31, 2000
                              --------------------   --------------------   --------------------   --------------------
                                          WEIGHTED               WEIGHTED               WEIGHTED               WEIGHTED
                                          AVERAGE                AVERAGE                AVERAGE                AVERAGE
                               NUMBER     EXERCISE    NUMBER     EXERCISE    NUMBER     EXERCISE    NUMBER     EXERCISE
                              OF SHARES    PRICE     OF SHARES    PRICE     OF SHARES    PRICE     OF SHARES    PRICE
                              ---------   --------   ---------   --------   ---------   --------   ---------   --------
Options outstanding,
  beginning of period.......    412,500    $0.02       707,250    $0.02       709,027    $0.06     4,524,502    $0.15
  Granted...................    401,000     0.02       679,850     0.07     4,507,309     0.16       219,250     0.53
  Exercised.................    (50,000)    0.01            --     0.00            --     0.00            --     0.00
  Cancelled.................    (56,250)    0.02      (678,073)    0.03      (691,834)    0.14      (867,680)    0.23
                              ---------              ---------              ---------              ---------
Options outstanding, end of
  period....................    707,250    $0.02       709,027    $0.06     4,524,502    $0.15     3,876,072    $0.14
                              =========    =====     =========    =====     =========    =====     =========    =====
Options exercisable, end of
  period....................    102,600    $0.02       444,911    $0.04     1,214,311    $0.05     2,263,068    $0.08
                              =========    =====     =========    =====     =========    =====     =========    =====
Options available for grant,
  end of period.............  1,242,750              1,240,973              2,925,498              3,573,928
                              =========              =========              =========              =========

     The following table summarizes information about the Company's stock options outstanding at January 31, 2000.

                           OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                  -------------------------------------   ----------------------
                                  WEIGHTED
                                  AVERAGE      WEIGHTED                 WEIGHTED
                                 REMAINING     AVERAGE                  AVERAGE
   RANGE OF         NUMBER      CONTRACTUAL    EXERCISE     NUMBER      EXERCISE
EXERCISE PRICES   OUTSTANDING   LIFE (YEARS)    PRICE     OUTSTANDING    PRICE
---------------   -----------   ------------   --------   -----------   --------
$0.00 - $0.19      2,966,598        2.4         $0.06      2,125,338     $0.06
$0.20 - $0.36        395,274        4.0         $0.35         43,981     $0.34
$0.37 - $0.53        514,200        4.0         $0.45         93,749     $0.42
                   ---------        ---         -----      ---------     -----
                   3,876,072        2.7         $0.14      2,263,068     $0.08
                   =========                    =====      =========     =====

  (b) Adsmart Non-Employee Director Stock Option Plans

     In December 1998, the Company's Board of Directors and Stockholders approved the 1998 Stock Option Plan for Non-Employee Directors (the "1998 Director Plan"). Under the 1998 Director Plan, each Adsmart director (who is not an employee of Adsmart or any of its subsidiaries or affiliates) is entitled to receive, upon the date of his or her election, a non-statutory option to purchase common stock, as defined. A maximum number of 100,000 shares of common stock, are authorized for issuance under the 1998 Director Plan. Each automatic grant will have an exercise price equal to the current fair market value of the common stock at the time of grant and will have a maximum term of ten years, subject to earlier termination following the optionees' cessation of service on the board of directors. Each automatic option grant shall vest and become exercisable with respect to 20% of the options granted on the first anniversary of the date of the grant, and shall become exercisable with respect to an additional 20% on the date of each annual stockholders' meeting at which the option-holder is re-elected as director.

     In August 1999, the Company's Board of Directors and Stockholders approved the 1999 Stock Option Plan for Non-Employee Directors (the "1999 Director Plan"). This plan supercedes and replaces the 1998 Director Plan. A total of 250,000 shares of common stock are reserved for issuance under the 1999 Director

                              ADSMART CORPORATION

Plan. Directors who are not Adsmart employees or otherwise affiliates, employees, representative or designee of an institution or corporate investor will be eligible to receive non-statutory stock options under the 1999 Director Plan. Under the 1999 Director Plan, the Company will grant an initial option to acquire 25,000 shares of commons stock to each eligible director who is elected as a director for the first time.

     The Company will also grant to eligible directors an additional option for the purchase of 6,250 shares of common stock on the first, and each subsequent, anniversary of the grant of each director's initial option if the director is still serving as one of the Company's directors on that anniversary date. The Board of Directors has discretion to increase to up to 100,000 shares the number of shares of common stock subject to any initial option or additional option covering any vesting period of up to 48 months that may be granted to an eligible director after the date of the increase.

     As of January 31, 2000, there were no options granted or outstanding under the 1998 and 1999 Director Plans.

  (c) CMGI 1986 Stock Option Plan

     Certain Adsmart employees have been granted options for the purchase of CMGI common stock under the CMGI 1986 Stock Option Plan (the "1986 Plan"). Options under the 1986 Plan are granted at fair market value on the date of the grant and are generally exercisable in equal cumulative installments over a four-to-ten year period beginning one year after the date of the grant. Outstanding options under the 1986 Plan expire through 2007. Under the 1986 Plan, non-qualified stock options or incentive stock options may be granted to CMGI's or its subsidiaries' employees, as defined, and the Company's employees will continue to hold such CMGI options after the merger with Engage Technologies, Inc. (note 13). The Board of Directors of CMGI administers this plan, selects the individuals to whom options will be granted and determines the number of shares and exercise price of each option. The following table reflects activity and historical exercise prices of stock options granted to Company employees under the 1986 Plan for the periods indicated:

                                                                         SIX MONTHS ENDED
                                                   YEAR ENDED               JANUARY 31,
                                                  JULY 31, 1999                2000
                                              ---------------------    ---------------------
                                                           WEIGHTED                 WEIGHTED
                                                           AVERAGE                  AVERAGE
                                               NUMBER      EXERCISE     NUMBER      EXERCISE
                                              OF SHARES     PRICE      OF SHARES     PRICE
                                              ---------    --------    ---------    --------
Options outstanding, beginning of period....        --         --       248,000      $ 6.07
  Granted...................................   256,000      $6.04        89,650       42.75
  Exercised.................................        --         --       (37,308)       6.43
  Cancelled.................................    (8,000)      5.00       (17,300)      42.75
                                               -------                  -------
Options outstanding, end of period..........   248,000      $6.07       283,042      $15.40
                                               =======      =====       =======      ======
Options exercisable, end of period..........        --      $  --        51,470      $ 5.68
                                               =======      =====       =======      ======

     The following table summarizes information about stock options granted to Company employees under the 1986 Plan outstanding at January 31, 2000:

                           OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                  -------------------------------------   ----------------------
                                  WEIGHTED
                                  AVERAGE      WEIGHTED                 WEIGHTED
                                 REMAINING     AVERAGE                  AVERAGE
   RANGE OF         NUMBER      CONTRACTUAL    EXERCISE     NUMBER      EXERCISE
EXERCISE PRICES   OUTSTANDING   LIFE (YEARS)    PRICE     OUTSTANDING    PRICE
---------------   -----------   ------------   --------   -----------   --------
$0.00 - $10.53      210,692         8.7         $ 6.00      51,470       $5.68
$42.75               72,350         9.0          42.75          --          --
                    -------                                 ------
                    283,042                     $15.40      51,470       $5.68
                    =======                     ======      ======       =====

                              ADSMART CORPORATION

  (d) SFAS 123 Pro Forma Schedule

     Had compensation cost for awards under the stock-based compensation plans in which the Company's employees participate been determined based on the fair value method set forth under SFAS 123, the pro forma effect on the Company's net loss would have been as follows for the periods indicated:

                                      YEAR ENDED JULY 31,         YEAR ENDED JULY 31,          YEAR ENDED JULY 31,
                                   -------------------------   -------------------------   ---------------------------
                                             1997                        1998                         1999
                                   -------------------------   -------------------------   ---------------------------
                                   AS REPORTED    PRO FORMA    AS REPORTED    PRO FORMA    AS REPORTED     PRO FORMA
                                   -----------   -----------   -----------   -----------   ------------   ------------

Net loss applicable to common
 stockholders....................  $(4,650,919)  $(4,652,291)  $(6,687,276)  $(6,703,706)  $(14,623,647)  $(14,778,940)
                                   ===========   ===========   ===========   ===========   ============   ============

                                                SIX MONTHS ENDED JANUARY 31,
                                   -------------------------------------------------------
                                             1999                         2000
                                   -------------------------   ---------------------------
                                   AS REPORTED    PRO FORMA    AS REPORTED     PRO FORMA
                                   -----------   -----------   ------------   ------------
                                          (UNAUDITED)
Net loss applicable to common
 stockholders....................  $(1,728,794)  $(1,806,441)  $(14,387,177)  $(14,696,074)
                                   ===========   ===========   ============   ============

     The fair value of each stock option granted under the 1996 Plan has been estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for 1997, 1998 and 1999, and the six months ended January 31, 1999 and 2000, respectively: volatility of 66.69%, 90.07%, 100%, 95.03% and 100%; risk-free interest rate of 6.19%, 5.50%, 5.16%,
5.29% and 5.16%; 4 year expected life of options for all years; and 0% dividend yield for all years. The weighted average fair value per share of options granted during 1997, 1998 and 1999, and the six months ended January 31, 2000 was $0.01, $0.05, $0.11, $.27 and $0.38, respectively.

     The fair value of each stock option granted under the 1986 Plan has been estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for 1999 and the six months ended January 31, 1999 and 2000: volatility of 100%; risk-free interest rate of 5.16%; expected life of options of 4.3 years; and 0% dividend yield for all periods. The weighted average fair value per share of options granted during 1999 and the six months ended January 31, 1999 and 2000 was $4.42, $4.42 and $31.31, respectively. There were no stock option grants made to Company employees under the 1986 Plan in fiscal 1997 and 1998.

(11) COMPREHENSIVE INCOME

     The Company adopted SFAS No. 130, Reporting Comprehensive Income (SFAS
130). This statement requires that all components of comprehensive income be reported in the financial statements in the period in which they were recognized. For each period reported, comprehensive loss under SFAS 130 was equivalent to the Company's net loss reported in the accompanying consolidated statements of operations.

(12) RELATED PARTY TRANSACTIONS

     CMGI has provided the Company with accounting, systems and related services ("enterprise services") at amounts that approximated the fair value of services received in each of the periods presented in these financial statements. The Company also occupies facilities that are leased by CMGI, whereby CMGI charges the Company for its share of rent and related facility costs for CMGI's corporate headquarters through an allocation based upon the Company's headcount located on the premises in relation to total headcount for all CMGI companies located in the premises. The Company has also purchased certain employee benefits (including 401(k) plan participation by employees of the Company) and insurance (including property and casualty insurance) through CMGI and employees of the Company are eligible to participate in CMGI employee stock purchase plan. CMGI also has provided the Company with internet marketing and business development services. Amounts due CMGI are included in "Debt to CMGI" on the consolidated balance

                              ADSMART CORPORATION
sheets. The following table summarizes the expenses allocated to the Company by CMGI for enterprise services, rent and facilities, and human resources:

                                                                    SIX MONTHS ENDED
                                      YEAR ENDED JULY 31,              JANUARY 31,
                                 ------------------------------    -------------------
                                  1997        1998       1999       1999        2000
                                 -------    --------    -------    -------    --------
Enterprise Services............       --    $ 16,196    $48,371    $10,711    $110,699
Rent and facilities............  $84,334    $124,069    $95,113    $25,333    $225,865
Human Resources................       --    $ 19,834    $56,947    $10,293    $181,594

     The Company has contracted with companies that CMGI has an investment interest or a significant ownership interest to represent them within the Adsmart advertising network. The related costs of these contracts are consistent with the costs incurred on similar transactions with unrelated parties.

     The Company leases certain property and equipment from a subsidiary of CMGI. Under the arrangement, the related party negotiates the terms and conditions of the lease and obtains the assets to be leased. The related party bears all liability for payment, and the Company is not financially obligated under the leases. The Company is charged the actual lease fees paid by the related party, plus an additional administrative charge that approximates the fair value of the services received (note 7).

(13) MERGER TRANSACTION

     In January 2000, the Company and CMGI signed a binding letter of intent for the Company to be acquired by Engage Technologies, Inc. Upon the signing of a definitive purchase agreement, the Company will become a wholly-owned subsidiary of Engage Technologies, Inc. which, itself, is a majority-owned subsidiary of CMGI.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Eisenberg Communications Group, Inc.:

     We have audited the accompanying balance sheet of Eisenberg Communications Group, Inc. as of September 29, 1998, and the related statements of operations, stockholders' deficit, and cash flows for the period from January 1, 1998 through September 29, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eisenberg Communications Group, Inc. as of September 29, 1998, and the results of its operations and its cash flows for the period from January 1, 1998 through September 29, 1998, in conformity with generally accepted accounting principles.


/s/ KPMG LLP


March 16, 2000
Boston, Massachusetts

                      EISENBERG COMMUNICATIONS GROUP, INC.

                                 BALANCE SHEET

                                                              SEPTEMBER 29,
                                                                  1998
                                                              -------------
ASSETS
Current assets:
  Cash......................................................   $   58,527
  Accounts receivable, net of allowance for doubtful
     accounts of $206,617...................................      391,770
  Prepaid expenses and other current assets.................       16,707
                                                               ----------
          Total current assets..............................      467,004
                                                               ----------
Property and equipment, net.................................       99,924
                                                               ----------
          Total assets......................................   $  566,928
                                                               ==========
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Note payable to bank......................................   $   60,000
  Note payable to stockholder...............................       39,291
  Accrued interest on note payable to stockholder...........       10,774
  Capital lease obligation, current portion.................        4,331
  Due to 2Can Media, Inc....................................       84,841
  Accounts payable website, net of allowance of $147,004....      540,609
  Accounts payable, non-trade...............................      264,844
  Accrued expenses..........................................       50,449
                                                               ----------
          Total current liabilities.........................    1,055,139
                                                               ----------
Capital lease obligations, net of current portion...........       12,512
Commitments and contingencies

Stockholders' deficit:
  Common stock, no par value: 10,000 shares authorized;
     2,500 shares issued and outstanding....................       25,000
  Accumulated deficit.......................................     (525,723)
                                                               ----------
          Total stockholders' deficit.......................     (500,723)
                                                               ----------
          Total liabilities and stockholders' deficit.......   $  566,928
                                                               ==========

               See accompanying notes to the financial statements

                      EISENBERG COMMUNICATIONS GROUP, INC.

                            STATEMENT OF OPERATIONS

                                                                FOR THE PERIOD FROM
                                                                  JANUARY 1, 1998
                                                                      THROUGH
                                                                SEPTEMBER 29, 1998
                                                              -----------------------
Net revenues................................................         $ 298,426
Selling, general and administrative expenses................           772,818
                                                                     ---------
Loss from operations........................................          (474,392)
Other income................................................             2,585
Interest expense............................................            (9,122)
                                                                     ---------
Net loss....................................................         $(480,929)
                                                                     =========
Basic and diluted net loss per share........................         $ (192.37)
                                                                     =========

Weighted average number of basic and diluted shares
  outstanding...............................................             2,500
                                                                     =========

               See accompanying notes to the financial statements

                      EISENBERG COMMUNICATIONS GROUP, INC.

                       STATEMENT OF STOCKHOLDERS' DEFICIT

                                                         FOR THE PERIOD FROM JANUARY 1, 1998
                                                             THROUGH SEPTEMBER 29, 1998
                                                  -------------------------------------------------
                                                    COMMON STOCK                          TOTAL
                                                  -----------------    ACCUMULATED    STOCKHOLDERS'
                                                  SHARES    AMOUNT       DEFICIT         DEFICIT
                                                  ------    -------    -----------    -------------
Balance at January 1, 1998......................  2,500     $25,000     $ (44,794)      $ (19,794)
Net loss........................................                         (480,929)       (480,929)
                                                  -----     -------     ---------       ---------
Balance at September 29, 1998...................  2,500     $25,000     $(525,723)      $(500,723)
                                                  =====     =======     =========       =========

               See accompanying notes to the financial statements

                      EISENBERG COMMUNICATIONS GROUP, INC.

                            STATEMENT OF CASH FLOWS

                                                                FOR THE PERIOD FROM
                                                                  JANUARY 1, 1998
                                                                      THROUGH
                                                                SEPTEMBER 29, 1998
                                                              -----------------------
Cash flows from operating activities
  Net loss..................................................         $(480,929)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation...........................................             8,532
     Provision for doubtful accounts........................           148,360
     Provision for accounts payable allowance...............          (103,311)
     Changes in operating assets and liabilities:
       Accounts receivable..................................          (400,028)
       Prepaid expenses and other current assets............            (4,546)
       Interest accrued on note payable -- stockholder......             6,383
       Deferred revenue.....................................          (101,964)
       Accounts payable.....................................           833,359
       Accrued expenses.....................................            50,449
                                                                     ---------
          Net cash used in operating activities.............           (43,695)
                                                                     ---------
Cash flows from investing activities
  Purchases of property and equipment.......................           (85,034)
                                                                     ---------
          Net cash used in investing activities.............           (85,034)
                                                                     ---------
Cash flows from financing activities
  Net proceeds under note payable to bank...................            55,000
  Payment of note payable to stockholder....................           (64,999)
  Proceeds from 2Can Media, Inc. advances...................            84,841
  Payment of capital lease obligation.......................              (967)
                                                                     ---------
          Net cash provided by financing activities.........            73,875
                                                                     ---------
Net decrease in cash........................................           (54,854)

Cash, beginning of period...................................           113,381
                                                                     ---------
Cash, end of period.........................................         $  58,527
                                                                     =========
Supplemental disclosures of cash flow information:
  Cash paid for interest....................................         $   2,739
                                                                     =========
  Cash paid for taxes.......................................         $   3,067
                                                                     =========

               See accompanying notes to the financial statements

                      EISENBERG COMMUNICATIONS GROUP, INC.

                         NOTES TO FINANCIAL STATEMENTS

(1) DESCRIPTION OF BUSINESS

     Eisenberg Communications Group, Inc. (the "Company") is a provider of comprehensive Internet advertising solutions. The Company was incorporated and commenced operations in August 1992. The Company provides effective marketing opportunities for advertisers, and a profitable advertising revenue stream for Web publishers. Prior to engaging in Web-based advertising solutions, the Company was engaged in selling traditional print media. The Company was headquartered in Irvine, CA. On September 29, 1998, the Company was merged into 2Can Media, Inc. ("2Can"), the surviving corporation (note 9 and 11).

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

  (b) Revenue Recognition

     Revenues are derived primarily from the delivery of advertising impressions through third-party Web sites comprising the Eisenberg Communications Group Network. Revenue is recognized in the period the advertising impressions are delivered provided collection of the resulting receivable is probable.

     For the period January 1, 1998 through September 29, 1998, the Company was not obligated to make payments to third-party websites, which were contracted with the Company to be part of the Network, until payment was received from the customer. As such, the Company recognized revenue net of amounts paid to web sites. The Company records allowances to reduce accounts payable to websites corresponding to related uncollectible accounts receivable from advertisers.

  (c) Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements and assets acquired under capital leases are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. Expenditures for maintenance and repairs are charged to expense as incurred.

  (d) Accounting for Impairment of Long-Lived Assets

     The Company assesses the need to record impairment losses on long-lived assets used in operations whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future estimated undiscounted net cash flows expected to be generated by the asset. If the carrying value of the asset exceeds the estimated undiscounted cash flows of the asset, a loss is recorded as the excess of the assets carrying value over the fair value.

  (e) Income Taxes

     The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected

                      EISENBERG COMMUNICATIONS GROUP, INC.

to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

  (f) Advertising Costs

     The Company recognizes advertising costs as incurred. Advertising expense was $1,908 for the period from January 1, 1998 through September 29, 1998.

  (g) Financial Instruments

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash, accounts receivable, accounts payable, accrued expenses and notes payable. At September 29, 1998, the fair value of these instruments approximated their financial statement carrying value because of the short-term maturity of these instruments.

     The majority of accounts receivable have been derived from advertising fees billed to advertisers located in the United States. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral or other security against trade receivable balances; however, it does maintain an allowance for potential credit losses and such losses have been within management's expectations.

     At September 29, 1998, the Company's allowance for bad debts represents accounts receivable amounts that had not been collected as of December 31, 1999.

  (h) New Accounting Pronouncements

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report selected information about operating segments in annual and interim financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS 131 requires the use of the "management approach" in disclosing segment information, based largely on how senior management generally analyzes the business operations. SFAS 131 was effective for the Company beginning in fiscal 1999 and did not affect the financial statements or related disclosures of the Company.

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AcSEC") issued Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. SOP 98-1 requires the capitalization of certain internal costs related to the implementation of computer software obtained for internal use. The Company adopted this standard in the first quarter of 1999, and its adoption did not have a material impact on the Company's financial position or operating results.

     In April 1998, the AcSEC issued SOP 98-5, Reporting on the Costs of Start-Up Activities. Under SOP 98-5, the costs of start-up activities should be expensed as incurred. Start-up activities are broadly defined as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer, commencing some new operation or organizing a new entity. SOP 98-5 was effective for the Company's 1999 financial statements, and its adoption did not have a material impact on the Company's financial position or operating results.

  (i) Basic and Diluted Net Loss Per Share

     SFAS 128, Earnings per Share, requires the presentation of basic earnings per share and diluted earnings per share for all periods presented. As the Company did not have any potentially dilutive common shares, as

                      EISENBERG COMMUNICATIONS GROUP, INC.

defined by SFAS 128, diluted net loss per share is the same as basic net loss per share, and has not been presented separately.

(3) PROPERTY AND EQUIPMENT

     At September 29, 1998, property and equipment is as follows:

                                                        ESTIMATED
                                                       USEFUL LIFE
                                                       -----------
Computer equipment..................................  3 years          $105,276
Leasehold improvements..............................  5 years or         15,394
                                                      life-of-lease
Furniture and fixtures..............................  7 years             4,451
                                                                       --------
                                                                        125,121
Less: Accumulated depreciation......................                    (25,197)
                                                                       --------
                                                                       $ 99,924
                                                                       ========

     The Company leases certain computer equipment under a capital lease obligation. At September 29, 1998, the cost and accumulated depreciation relating to equipment under a capital lease obligation were $19,905 and $4,147, respectively.

(4) COMMITMENTS AND CONTINGENCIES

  (a) Leases

     The Company has entered into non-cancelable operating leases for certain office facilities and equipment related to its corporate and field offices, which expire through 2000. Rent expense amounted to $61,281 for the period from January 1, 1998 through September 29, 1998.

     The Company also leases certain equipment under a capital lease obligation which expires in November 2001.

     Future net minimum lease payments under non-cancelable operating leases and the capital lease obligation are as follows as of September 29, 1998:

                                                          OPERATING    CAPITAL
                                                           LEASES       LEASE
                                                          ---------    -------
1999....................................................  $ 63,558     $ 7,017
2000....................................................    63,558       7,017
2001....................................................        --       7,017
2002....................................................        --       1,169
2003....................................................        --          --
Thereafter..............................................        --          --
                                                          --------     -------
                                                          $127,116      22,220
                                                          ========
Less amounts representing interest......................                (5,377)
                                                                       -------
Present value of future minimum lease payments..........                16,843
Less current portion of capital lease obligation........                (4,331)
                                                                       -------
Long-term portion of capital lease obligation...........               $12,512
                                                                       =======

                      EISENBERG COMMUNICATIONS GROUP, INC.

  (b) Litigation

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position or results from operations of the Company.

(5) NOTE PAYABLE TO BANK

     Note payable to bank represents a $250,000 line of credit bearing interest at prime plus 1 (9.5% at September 29, 1998). The line is collateralized by accounts receivable and equipment. At September 29, 1998, the outstanding balance under this line of credit amounted to $60,000.

(6) NOTE PAYABLE TO STOCKHOLDER

     Note payable to stockholder consists of a $129,500 unsecured demand note, bearing interest at 10% annually, payable in annual installments of interest-only commencing on June 30, 1998. At September 29, 1998, the outstanding balance due under this note amounted to $39,291. Interest expense incurred on this note during the period from January 1, 1998 through September 29, 1998 amounted to $6,383.

(7) INCOME TAXES

     No provision for federal or state income taxes has been recorded as the Company incurred net operating losses for the period presented.

     Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of deferred tax assets (liabilities) are comprised of the following:

                                                              SEPTEMBER 29,
                                                                  1998
                                                              -------------
Deferred tax assets:
  Accrual to cash adjustments...............................    $ 192,504
  Net operating losses......................................       16,540
  Depreciation and amortization.............................          575
                                                                ---------
Total gross deferred tax assets.............................      209,619
Less: Valuation allowance...................................     (209,619)
                                                                ---------
Net deferred taxes..........................................    $      --
                                                                =========

     At September 29, 1998, the Company had approximately $44,000 of federal and $22,000 of state net operating loss carryforwards available to offset future taxable income. The federal net operating loss carryforwards will expire in 2011 and the state net operating loss carryforwards will expire in 2002. The Company has recorded a full valuation allowance against its deferred tax assets since management believes that, after considering all the available objective evidence, both positive and negative, historical and prospective, with greater weight given to historical evidence, it is not more likely than not that these assets will be realized. No income tax benefit has been recorded for the period presented because of the valuation allowance.

(8) COMPREHENSIVE INCOME

     The Company adopted SFAS No. 130, Reporting Comprehensive Income ("SFAS 130"). This statement requires that all components of comprehensive income be reported in the financial statements in the period in which they were recognized. For the period from January 1, 1998 through September 29, 1998,

                      EISENBERG COMMUNICATIONS GROUP, INC.

comprehensive loss under SFAS 130 was equivalent to the Company's net loss reported in the accompanying statement of operations.

(9) DUE TO 2CAN MEDIA, INC.

     During the period from January 1, 1998 through September 29, 1998, 2Can advanced funds to the Company for working capital purposes, in anticipation of its acquisition of the Company. These advances are non-interest bearing due to their short-term nature, and amounted to $84,841 at September 29, 1998.

(10) CONCENTRATION OF CREDIT RISK

     For the period from January 1, 1998 through September 29, 1998, 28% of the Company's cost of sales related to one website. At September 29, 1998, this website accounted for approximately 18% of gross trade accounts payable. Additionally, at September 29, 1998, another website accounted for approximately 13% of gross trade accounts payable.

     For the period from January 1, 1998 through September 29, 1998, 12% of the Company's cost of sales related to one vendor that provides ad servicing. Such vendor is a related party of the Company. At September 29, 1998, this vendor accounted for approximately 17% of gross trade accounts payable.

(11) SUBSEQUENT EVENT

     On September 29, 1998, all the outstanding stock of the Company was acquired by 2Can, a provider of comprehensive Internet advertising solutions, which was accounted for under the purchase method of accounting. The purchase price was comprised of 2,333,333 shares of 2Can common stock valued at approximately $6,300,000.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
2Can Media, Inc.:

     We have audited the accompanying balance sheets of 2Can Media, Inc. as of December 31, 1998 and March 10, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2Can Media, Inc. as of December 31, 1998 and March 10, 1999, and the results of its operations and its cash flows for the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, in conformity with generally accepted accounting principles.


/s/ KPMG LLP


March 16, 2000
Boston, Massachusetts

                                2CAN MEDIA, INC.

                                 BALANCE SHEETS

                                                              DECEMBER 31,     MARCH 10,
                                                                  1998           1999
                                                              ------------    -----------
ASSETS
Current assets:
  Cash and equivalents......................................  $    81,461     $   359,535
  Accounts receivable, net of allowance for doubtful
    accounts of $1,347,597 and $1,865,185, respectively.....    1,723,493       2,106,189
  Prepaid expenses and other current assets.................       48,521          31,649
                                                              -----------     -----------
         Total current assets...............................    1,853,475       2,497,373
                                                              -----------     -----------

Property and equipment, net.................................      152,615         141,384
Deposits....................................................       31,055          31,055
Debt issuance costs, net of accumulated amortization of $202
  and $359, respectively....................................        1,481           1,324
Goodwill, net of accumulated amortization of $338,981 and
  $564,969, respectively....................................    6,440,653       6,178,165
                                                              -----------     -----------
         Total assets.......................................  $ 8,479,279     $ 8,849,301
                                                              ===========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Note payable..............................................  $   236,828     $        --
  Due to CMGI...............................................           --       1,500,000
  Notes payable to stockholders.............................      770,402       1,276,274
  Capital lease obligations, current portion................       47,774          50,721
  Accrued interest on notes payable to stockholder..........       13,274          14,242
  Accounts payable, net of allowance of $731,515 and
    $877,911, respectively..................................    3,030,072       3,253,346
  Accounts payable, related parties.........................      277,398         542,398
  Accrued expenses..........................................      142,058         155,712
  Deferred gain, current portion............................        2,205           2,205
                                                              -----------     -----------
         Total current liabilities..........................    4,520,011       6,794,898
                                                              -----------     -----------
Capital lease obligations, net of current portion...........       59,932          46,090
Deferred gain, net of current portion.......................        1,745           1,377
Stockholders' equity:
  Series A Convertible Preferred Stock, $.0001 par value;
    3,000,000 shares authorized; 327,779 and 329,739 shares
    issued and outstanding, respectively (liquidating
    preference of $885,003 and $890,295, respectively)......           33              33
  Series A Common stock, $.0001 par value; 15,000,000 shares authorized; 7,073,417 and 7,262,733 shares issued and
    outstanding, respectively...............................          707             726
  Series B Common stock, $.0001 par value; 5,000,000 shares
    authorized; 268,425 and 0 shares issued and outstanding,
    respectively............................................           --              27
  Additional paid-in-capital................................   10,187,396      10,789,908
  Deferred compensation.....................................   (1,481,748)     (1,505,809)
  Receivable from stockholders..............................           --         (69,390)
  Accumulated deficit.......................................   (4,808,797)     (7,208,559)
                                                              -----------     -----------
         Total stockholders' equity.........................    3,897,591       2,006,936
                                                              -----------     -----------
         Total liabilities and stockholders' equity.........  $ 8,479,279     $ 8,849,301
                                                              ===========     ===========

                See accompanying notes to financial statements.

                                2CAN MEDIA, INC.

                            STATEMENTS OF OPERATIONS

                                                                               PERIOD FROM
                                                               YEAR ENDED       JANUARY 1,
                                                              DECEMBER 31,     1999 THROUGH
                                                                  1998        MARCH 10, 1999
                                                              ------------    --------------
Revenue:
  Advertising...............................................  $   991,505      $ 1,379,005
  Commission................................................      867,743          150,130
                                                              -----------      -----------
          Total revenue.....................................    1,859,248        1,529,135
Cost of advertising revenue.................................      817,536        1,272,281
                                                              -----------      -----------
  Gross profit..............................................    1,041,712          256,854
                                                              -----------      -----------
Operating expenses:
  Selling, general and administrative expenses..............    4,202,889        2,400,955
  Stock compensation........................................    1,547,468           85,378
                                                              -----------      -----------
          Total operating expenses..........................    5,750,357        2,486,333
                                                              -----------      -----------
Loss from operations........................................   (4,708,645)      (2,229,479)
Other income (expense):
  Interest expense..........................................     (167,030)        (176,013)
  Other income..............................................       59,382            5,730
                                                              -----------      -----------
Net loss....................................................  $(4,816,293)     $(2,399,762)
                                                              ===========      ===========
Basic and diluted loss per share............................  $     (1.29)     $     (0.33)
                                                              ===========      ===========
Basic and diluted weighted average number of common shares
  outstanding...............................................    3,747,190        7,279,459
                                                              ===========      ===========

                See accompanying notes to financial statements.

                                2CAN MEDIA, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                        SERIES A
                                      CONVERTIBLE           SERIES A             SERIES B
                                    PREFERRED STOCK       COMMON STOCK         COMMON STOCK       WEBREP LLC   ADDITIONAL
                                    ----------------   ------------------   -------------------    MEMBERS'      PAID IN
                                    SHARES    AMOUNT    SHARES     AMOUNT   SHARES     AMOUNT     OWNERSHIP      CAPITAL
                                    -------   ------   ---------   ------   -------   ---------   ----------   -----------
Balance at January 1, 1998........       --    $--            --    $ --         --   $      --   $ 414,103    $        --
 Member distributions.............       --     --            --      --         --          --     (60,450)            --
 Conversion of debt to members
   ownership units................       --     --            --      --         --          --     305,895             --
 Issuance of members' ownership
   units..........................       --     --            --      --         --          --       1,250             --
 Issuance of restricted members'
   ownership units................       --     --            --      --         --          --     186,756             --
 Amortization of deferred
   stock-based compensation.......       --     --            --      --         --          --          --             --
 Issuance of members' ownership
   units in connection with the
   issuance of debt...............       --     --            --      --         --          --      16,101             --
 Reverse merger of 2Can Media,
   Inc. and WebRep, LLP, net of
   stock issuance costs...........  206,668     21     4,718,476     472         --          --    (863,655)     1,127,352
 Acquisition of Eisenberg
   Communications Group, Inc. net
   of stock issuance costs........       --     --     2,333,333     233         --          --          --      6,250,261
 Issuance of preferred stock, net
   of issuance costs..............  121,111     12            --      --         --          --          --        310,772
 Deferred stock-based compensation
   related to options granted.....       --     --            --      --         --          --          --      2,386,210
 Amortization of deferred
   stock-based compensation.......       --     --            --      --         --          --          --             --
 Issuance of common stock to
   consultants....................       --     --        21,608       2         --          --          --         58,340
 Issuance of Series A common stock
   warrants in connection with the
   issuance of debt...............       --     --            --      --         --          --          --         52,778
 Issuance of Series A preferred
   stock warrants in connection
   with the issuance of debt......       --     --            --      --         --          --          --          1,683
 Net loss.........................       --     --            --      --         --          --          --             --
                                    -------    ---     ---------    ----    -------   ---------   ----------   -----------
Balance at December 31, 1998......  327,779     33     7,073,417     707         --          --          --     10,187,396
 Issuance of Series A common stock
   warrants in connection with the
   issuance of debt...............       --     --            --      --         --          --          --         37,778
 Exercise of Series A preferred
   stock warrants.................    1,960     --            --      --         --          --          --          5,292
 Deferred stock-based compensation
   related to options granted.....       --     --            --      --         --          --          --        109,439
 Issuance of Series A common stock
   options to a financing
   company........................       --     --            --      --         --          --          --        121,371
 Amortization of deferred
   stock-based compensation.......       --     --            --      --         --          --          --             --
 Exercise of Series A common stock
   options........................       --     --       108,019      11         --          --          --         36,694
 Exercise of Series B common stock
   options........................       --     --            --      --    268,425          27          --         72,448
 Issuance of common stock to
   consultants....................       --     --        11,852       1         --          --          --         31,999
 Exercise of common stock
   warrants.......................       --     --        69,445       7         --          --          --        187,491
 Net loss.........................       --     --            --      --         --          --          --             --
                                    -------    ---     ---------    ----    -------   ---------   ----------   -----------
Balance at March 10, 1999.........  329,739    $33     7,262,733    $726    268,425   $      27   $      --    $10,789,908
                                    =======    ===     =========    ====    =======   =========   ==========   ===========


                                                   RECEIVABLE                      TOTAL
                                      DEFERRED        FROM       ACCUMULATED   STOCKHOLDERS'
                                    COMPENSATION   STOCKHOLDER     DEFICIT        EQUITY
                                    ------------   -----------   -----------   -------------
Balance at January 1, 1998........  $  (456,250)    $     --     $    7,496     $   (34,651)
 Member distributions.............           --           --             --         (60,450)
 Conversion of debt to members
   ownership units................           --           --             --         305,895
 Issuance of members' ownership
   units..........................           --           --             --           1,250
 Issuance of restricted members'
   ownership units................     (186,756)          --             --              --
 Amortization of deferred
   stock-based compensation.......      643,006           --             --         643,006
 Issuance of members' ownership
   units in connection with the
   issuance of debt...............           --           --             --          16,101
 Reverse merger of 2Can Media,
   Inc. and WebRep, LLP, net of
   stock issuance costs...........           --           --             --         264,190
 Acquisition of Eisenberg
   Communications Group, Inc. net
   of stock issuance costs........           --           --             --       6,250,494
 Issuance of preferred stock, net
   of issuance costs..............           --           --             --         310,784
 Deferred stock-based compensation
   related to options granted.....   (2,386,210)          --             --              --
 Amortization of deferred
   stock-based compensation.......      904,462           --             --         904,462
 Issuance of common stock to
   consultants....................           --           --             --          58,342
 Issuance of Series A common stock
   warrants in connection with the
   issuance of debt...............           --           --             --          52,778
 Issuance of Series A preferred
   stock warrants in connection
   with the issuance of debt......           --           --             --           1,683
 Net loss.........................           --           --     (4,816,293)     (4,816,293)
                                    -----------     --------     -----------    -----------
Balance at December 31, 1998......   (1,481,748)          --     (4,808,797)      3,897,591
 Issuance of Series A common stock
   warrants in connection with the
   issuance of debt...............           --           --             --          37,778
 Exercise of Series A preferred
   stock warrants.................           --           --             --           5,292
 Deferred stock-based compensation
   related to options granted.....     (109,439)          --             --              --
 Issuance of Series A common stock
   options to a financing
   company........................           --           --             --         121,371
 Amortization of deferred
   stock-based compensation.......       85,378           --             --          85,378
 Exercise of Series A common stock
   options........................           --      (13,505)            --          23,200
 Exercise of Series B common stock
   options........................           --      (55,885)            --          16,590
 Issuance of common stock to
   consultants....................           --           --             --          32,000
 Exercise of common stock
   warrants.......................           --           --                        187,498
 Net loss.........................           --           --     (2,399,762)     (2,399,762)
                                    -----------     --------     -----------    -----------
Balance at March 10, 1999.........  $(1,505,809)    $(69,390)    $(7,208,559)   $ 2,006,936
                                    ===========     ========     ===========    ===========

                See accompanying notes to financial statements.

                                2CAN MEDIA, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                PERIOD FROM
                                                               YEAR ENDED     JANUARY 1, 1999
                                                              DECEMBER 31,   THROUGH MARCH 10,
                                                                  1998             1999
                                                              ------------   -----------------
Cash flows from operating activities:
  Net loss..................................................  $(4,816,293)      $(2,399,762)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
    Depreciation............................................       27,907            14,160
    Amortization of debt issuance costs on stockholder notes
       payable..............................................       27,341            41,307
    Amortization of goodwill................................      338,981           262,488
    Stock Compensation......................................    1,605,810           117,378
    Interest cost incurred related to stock issued as
       consideration for financing..........................      121,996           121,371
    Provision for doubtful accounts.........................    1,071,815           517,588
    Provision of accounts payable allowance.................     (464,092)         (146,396)
    Amortization of deferred gain...........................         (460)             (368)
    Changed in operating assets and liabilities:
       Accounts receivable..................................   (1,610,018)         (907,034)
       Prepaid expenses and other current assets............      (31,814)           16,872
       Deposits.............................................      (25,005)               --
       Accounts payable.....................................    1,924,842           409,415
       Accrued interest on notes payable stockholder........        2,500               968
       Accounts payable due to related parties..............      215,008           225,255
       Accrued expenses.....................................      118,787            13,654
                                                              -----------       -----------
         Net cash used in operating activities..............   (1,492,695)       (1,713,104)
                                                              -----------       -----------
Cash flows from investing activities:
  Net cash acquired from acquisition........................      341,829                --
  Proceeds from advances made to related party prior to
    acquisition.............................................       36,937                --
  Purchases of property and equipment.......................      (32,530)           (2,929)
                                                              -----------       -----------
         Net cash provided by (used in) investing
           activities.......................................      346,236            (2,929)
                                                              -----------       -----------
Cash flows from financing activities
  Proceeds from debt to CMGI................................           --         1,333,654
  Proceeds from stockholder debt, net.......................      800,000           500,000
  Payments of capital lease obligations.....................      (10,563)          (10,895)
  Proceeds from (payments of) notes payable, net............       38,205           (70,482)
  Proceeds from issuance of Series A preferred stock, net of
    issuance costs..........................................      310,784             5,292
  Exercise of Series A common stock warrants................           --           187,498
  Exercise of Series A common stock options.................           --            23,200
  Exercise of Series B common stock options.................           --            16,590
  Proceeds from issuance of Series A common stock
    warrants................................................           --             9,250
  Proceeds from sale/leaseback of fixed assets..............      105,836                --
  Stock issuance costs......................................      (89,770)               --
  Proceeds received from 2Can prior to acquisition..........       78,255                --
  Issuance of membership ownership units....................        1,250
  Distribution to members of WebRep, LLC....................      (60,450)               --
                                                              -----------       -----------
         Net cash provided by financing activities..........    1,173,547         1,994,107
                                                              -----------       -----------
Net increase in cash........................................       27,088           278,074
Cash and equivalents, beginning of period...................       54,373            81,461
                                                              -----------       -----------
Cash and equivalents, end of period.........................  $    81,461       $   359,535
                                                              ===========       ===========
Supplemental disclosure of cash flows information:
  Cash paid for interest....................................  $     6,199       $    13,218
                                                              ===========       ===========

                See accompanying notes to financial statements.

                                2CAN MEDIA INC.

                         NOTES TO FINANCIAL STATEMENTS

(1) DESCRIPTION OF BUSINESS

     2Can Media, Inc. ("2Can"), is the surviving entity in a reverse merger with WebRep, L.L.C. ("WebRep"), on August 18, 1998. Subsequent to this transaction, 2Can acquired Eisenberg Communications Group, Inc. ("ECG") (note 3). 2Can is a leading provider of comprehensive Internet advertising solutions. 2Can combines the branding power of traditional media with the precision and interactivity of new media to provide effective marketing opportunities for advertisers, and a profitable advertising revenue stream for Web publishers. 2Can was headquartered in Irvine, CA with branch offices in major advertising markets, including New York, Chicago, Detroit, and San Francisco. The Company was incorporated in May 1998. WebRep commenced operations in 1996.

     2Can, together with WebRep, is hereinafter referred to as the "Company". Certain references to share issuances are after the recapitalization transaction, on August 18, 1998, in which each ownership unit of WebRep was converted into .2386 shares of 2Can series A common stock. On March 10, 1999, the Company was merged with 2Can Acquisition Corporation, a wholly owned subsidiary of CMGI, Inc. ("CMGI"). 2Can, the surviving entity, was later merged into Adsmart Corporation ("Adsmart"), a majority owned subsidiary of CMGI. Adsmart was the surviving corporation in this transaction.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Basis of Presentation

     The accompanying financial statements include the financial position of the Company, as of December 31, 1998 and March 10, 1999. Results of operations of the Company are presented for the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999. Operating results for the year ended December 31, 1998 include the operating results of WebRep since January 1, 1998, 2Can since August 18, 1998 and ECG since September 29, 1998.

  (b) Use of Estimate

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

  (c) Revenue Recognition

     Revenues are derived primarily from the delivery of advertising impressions through third-party web sites comprising the 2Can Media Network. Revenues are recognized in the period the advertising impressions are delivered, provided collection of the resulting receivable is probable.

     For run-of-network ad campaigns, the Company becomes obligated to make payments to third-party web sites, which have contracted with the Company to be part of the Network, in the period the advertising impressions are delivered. For these types of contracts, revenue is recognized gross of the payment due to the site. Such payments are classified as cost of revenues in the statement of operations. For site-specific campaigns, the Company is not obligated to make payments to the third-party sites until they receive payment from the customer. In these types of arrangements, revenue is presented net of the payment to the site as a commission.

     In December 1999 the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB No. 101"), Revenue Recognition in Financial Statements. SAB No. 101 summarizes certain of the

                                2CAN MEDIA INC.

staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. Management believes the Company has complied with the provisions of SAB No. 101.

  (d) Loss Contracts

     The Company has entered into certain contracts with web sites in which it has guaranteed that the web site's inventory will be sold for a minimum cost per thousand impressions. To the extent the Company cannot sell the related inventory or cannot sell such inventory for an amount greater than the minimum guarantee, the Company incurs a loss under the contract. Management assesses the need to record a loss accrual when indicators of continuing losses are present. Management reviews a number of factors, including the level of inventory expected to be available in the future, the anticipated market value of this inventory and other relevant factors. As of December 31, 1998 and March 10, 1999, no such loss accruals have been necessary.

  (e) Cash and Equivalents

     Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less from the date of purchase. Investments with maturities of greater than three months and less than twelve months are considered short-term investments.

  (f) Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements and assets acquired under capital leases are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. Expenditures for maintenance and repairs are charged to expense as incurred.

  (g) Goodwill

     Goodwill is related to the Company's purchase of ECG on September 29, 1998 (note 3). Such costs are being amortized on a straight-line basis over five years.

  (h) Accounting for Impairment of Long-Lived Assets

     The Company assesses the need to record impairment losses on long-lived assets used in operations when indicators of impairment are present. On an ongoing basis, management reviews the value and period of amortization or depreciation of long-lived assets, including goodwill. During this review, the significant assumptions used in determining the original cost of long-lived assets are re-evaluated. Although the assumptions may vary from transaction to transaction, they generally include revenue growth, operating results, cash flows and other indicators of value. Management then determines whether there has been a permanent impairment of the value of long-lived assets by comparing future undiscounted cash flows to the asset's carrying value. If the carrying value of the asset exceeds the estimated future undiscounted cash flows of the asset, a loss is recorded as the excess of the asset's carrying value over the fair value.

  (i) Income Taxes

     The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the

                                2CAN MEDIA INC.

period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

  (j) Advertising Costs

     The Company recognizes advertising costs as incurred. Advertising expense was $34,391 and $5,334 for the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, respectively.

  (k) Financial Instruments and Concentration of Risk

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of accounts receivable, accounts payable, accrued liabilities and notes payable. At December 31, 1998 and March 10, 1999, the fair value of these instruments approximated their financial statement carrying value because of the short-term maturity of these instruments.

     To date, the majority of accounts receivable have been derived from advertising fees billed to advertisers located in the United States. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral or other security against trade receivable balances; however, it does maintain an allowance for potential credit losses and such losses have been within management's expectations.

     As of December 31, 1998 and during the year then ended, the Company factored certain accounts receivable, with recourse, under an arrangement with a financial institution. At December 31, 1998 and March 10, 1999, $265,383 and $0, respectively, of accounts receivable on the accompanying balance sheet were factored under this arrangement (note 6).

  (l) Stock-Based Compensation Plans

     The Company has adopted Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense over the vesting period the fair value of stock-based awards on the date of grant. For employee stock-based awards, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principles Board Opinion ("APB") No. 25 and provide pro forma net earnings disclosures as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB No. 25 and provide the pro forma disclosures of SFAS No. 123.

     The Company accounts for non-employee stock-based awards in which goods or services are the consideration received for the equity instruments issued based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

  (m) Segment Reporting

     The Company has adopted the provision of SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"), effective August 1, 1998. SFAS establishes standards for the way that public business enterprises report selected information about operating segments in annual and interim financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS 131 requires the use of the "management approach" in disclosing segment information, based largely on how senior management generally analyzes the business operations. The Company currently operates in only one segment, and as such, no additional disclosures are required.

                                2CAN MEDIA INC.

  (n) Basic and Diluted Net Loss Per Share

     SFAS 128, Earnings Per Share, requires the presentation of basic earnings per share and diluted earnings per share for all periods presented. Dilutive potential common shares, as defined by SFAS 128, have been excluded from the earnings per share calculation as the effect would be anti-dilutive. Diluted net loss per share is the same as basic net loss per share, and has not been presented separately.

  (o) New Accounting Pronouncements

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AcSEC"), issued Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 requires the capitalization of certain internal costs related to the implementation of computer software obtained for internal use. The Company adopted this standard in the first quarter of 1999, and its adoption did not have a material impact on the Company's financial position or operating results.

     In April 1998, the AcSEC issued SOP 98-5, Reporting on the Costs of Start-Up Activities. Under SOP 98-5, the costs of start-up activities should be expensed as incurred. Start-up activities are broadly defined as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer, commencing some new operation or organizing a new entity. SOP 98-5 was adopted by the Company in the first quarter of 1999, and its adoption did not have a material impact on the Company's financial position or operating results.

(3) ACQUISITIONS

  (a) 2Can Media, Inc.

     On August 18, 1998, 2Can Media, Inc., a shell corporation with no operations, acquired all of the outstanding capital stock of WebRep, L.L.C. through a merger in which 2Can was the surviving corporation. Since the members of WebRep received a majority of the voting interest in the combined entity, WebRep was the acquiring enterprise for financial reporting purposes. The transaction was recorded as a reverse acquisition whereby the members ownership interests of WebRep were adjusted for the fair value of the acquired tangible net assets of 2Can, and converted into 2,385,143 shares of 2Can Series A common stock in a recapitalization.

     Because WebRep is the acquirer for accounting purposes, the financial statements presented as of and for the year ended December 31, 1998 are those of WebRep and include the results of operations for 2Can since August 18, 1998. The operating results reflected in the accompanying statement of operations do not include 2Can's operating activities prior to August 18, 1998, the date of merger. The following summarized proforma information assumes the merger occurred on May 8, 1998, the date of 2Can's inception.

Revenue.................................................  $ 1,859,248
Net loss................................................   (5,070,339)
Net loss per share......................................         (.99)

  (b) Eisenberg Communications Group, Inc.

     On September 29, 1998, the Company acquired ECG, an online advertising representation firm. The total purchase price of ECG was valued at approximately $6,300,000, paid in the form of 2,333,333 shares of 2Can Series A common stock valued at $2.70 per share.

                                2CAN MEDIA INC.

     Total purchase price was allocated as follows:

Working capital deficit, net of cash acquired of
  $58,527................................................  $ (646,662)
Property and equipment...................................     121,013
Goodwill.................................................   6,779,634
Long-term obligations....................................     (12,512)
                                                           ----------
Purchase price, net of cash acquired.....................  $6,241,473
                                                           ==========

     The acquisition has been accounted for using the purchase method. Accordingly, the purchase price has been allocated to the assets purchased and liabilities assumed based upon their fair values at the date of acquisition. The results of operations of ECG have been included in the Company's financial statements since September 29, 1998.

     The portion of the purchase price allocated to goodwill is being amortized on a straight-line basis over five years. Amortization of goodwill resulting from the acquisition of ECG was $338,981 and $262,488 for the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, respectively.

(4) RECEIVABLE FROM STOCKHOLDER

     Receivable from stockholder represents non-interest bearing amounts due upon demand from a stockholder, related to the exercise of stock options for 50,019 shares of Series A common stock and 206,981 shares of Series B common stock (notes 10 and 11). As of December 31, 1998 and March 10, 1999, the balance was $0 and $69,390, respectively.

(5) PROPERTY AND EQUIPMENT

     Property and equipment as of December 31, 1998 and March 10, 1999 consisted of the following:

                                                           ESTIMATED     DECEMBER 31,    MARCH 10,
                                                          USEFUL LIFE        1998          1999
                                                          -----------    ------------    ---------
Office furniture and computer equipment.................  3 - 7 years      $192,635      $195,564
Leasehold improvements..................................    5 years          15,393        15,393
                                                                           --------      --------
                                                                            208,028       210,957
Less: Accumulated depreciation and amortization.........                    (55,413)      (69,573)
                                                                           --------      --------
                                                                           $152,615      $141,384
                                                                           ========      ========

     At March 10, 1999, the Company leased certain equipment under capital lease obligations. The cost and accumulated amortization of equipment held under capital leases amounted to $121,331 and $20,306 respectively.

                                2CAN MEDIA INC.

(6) NOTES PAYABLE AND DUE TO CMGI

     Notes payable and amounts due to CMGI, as of December 31, 1998 and March 10, 1999, consist of the following:

                                                              DECEMBER 31,    MARCH 10,
                                                                  1998           1999
                                                              ------------    ----------
Revolving loan payable to a bank bearing interest at 13%
  annually, due upon demand, with a maximum out-standing
  balance of $50,000. Accounts receivable and certain
  equipment collateralize the loan. The outstanding balance
  of this note was repaid in February 1999.                     $ 39,529      $       --
Loan payable to a bank, under a factoring arrangement,
  collateralized by accounts receivable, with a maximum
  available balance of $750,000, due upon demand. Under the
  terms of this arrangement, the Company factors certain
  trade accounts receivable with a bank for a fee equal to
  .5% of the factored receivables Additionally, the bank
  charges the Company a fee of 21% annually on the average
  daily outstanding balance This arrangement was terminated
  in February 1999, when the outstanding balance of $166,346
  was repaid by CMGI (see below).                                197,299              --
Note payable to CMGI, secured by substantially all assets of the Company, due upon demand, bearing interest at 5%
  annually.                                                           --       1,500,000
                                                                --------      ----------
          Total and current maturities                          $236,828      $1,500,000
                                                                ========      ==========

(7) NOTES PAYABLE TO STOCKHOLDERS

     Notes payable to stockholders as of December 31, 1998 and March 10, 1999, consist of the following:

                                                              DECEMBER 31,    MARCH 10,
                                                                  1998           1999
                                                              ------------    ----------
Note payable to stockholder consists of an unsecured demand
  note with an original balance of $129,000, bearing
  interest at 10% annually. The outstanding balance of
  $39,291,was assumed in the acquisition of ECG. The note
  payable and accrued interest was repaid by Adsmart
  subsequent to the Company's merger with 2Can Acquisition
  Corporation.                                                  $ 39,291      $   39,291
$500,000 note payable to a stockholder, maturing on December
  31, 1998, bearing interest at 8% annually, convertible to
  Series A common stock. In connection with the issuance of
  this note, the Company also issued detachable five-year
  warrants to the note holder, enabling the note holder to
  purchase up to 27,778 shares of the Company's Series A
  common stock for $2.70 per share. A discount of $27,139,
  net of $6,750 received in cash, was allocated to the fair
  value of the warrants. The discount was fully amortized
  during 1998. This loan was repaid on January 11, 1999, in
  connection with the issuance of a $500,000 note to a
  stockholder (see below). The related common stock warrants were exercised in 1999, prior to the Company's merger with
  2Can Acquisition Corporation.                                  500,000              --

                                2CAN MEDIA INC.

                                                              DECEMBER 31,    MARCH 10,
                                                                  1998           1999
                                                              ------------    ----------
$250,000 note payable to a stockholder, maturing on March
  31, 1999, bearing interest at 8% annually. This bridge
  loan was repaid in full by Adsmart subsequent to the
  Company's merger with 2Can Acquisition Corporation. In
  connection with the issuance of this note, the Company
  also issued detachable five-year warrants to the
  stockholder, enabling the note holder to purchase up to
  13,889 shares of the Company's Series A common stock for
  $2.70 per share. A discount of $18,889 was allocated to
  the fair value of the warrants. At December 31, 1998 and
  March 10, 1999 the unamortized discount amounted to
  $18,889 and $4,198, respectively. The related common stock warrants were exercised in 1999, prior to the Company's
  merger with 2Can Acquisition Corporation.                      231,111         245,802
$500,000 note payable to a stockholder, maturing on March
  31, 1999, bearing interest at 8% annually. On January 11,
  1999, the proceeds from this note were paid directly by
  the Stockholder to an individual owed $500,000 by the
  Company (see above). This loan was repaid in full by
  Adsmart subsequent to the Company's merger with 2Can
  Acquisition Corporation.                                            --         500,000
$500,000 note payable to a stockholder, maturing on March
  31, 1999, bearing interest at 8% annually. This bridge
  loan was repaid in full by Adsmart subsequent to the
  merger with 2Can Acquisition Corp. In connection with the
  issuance of this note, the Company also issued detachable
  five-year warrants to the note holder, enabling the note
  holder to purchase up to 27,778 shares of the Company's
  Series A common stock for $2.70 per share A discount of
  $35,278, net of $2,500 received in cash, was allocated to
  the fair value of the warrants. At March 10, 1999, the
  unamortized discount amounted to $8,819. The Company also
  issued options to purchase 58,000 shares of Series A
  common stock with a strike price and fair value of $.40
  and $2.09 per share, respectively. The related common
  stock warrants and options were exercised in 1999, prior
  to the Company's merger with 2Can Acquisition Corporation.          --         491,181
                                                                --------      ----------
          Total                                                 $770,402      $1,276,274
                                                                ========      ==========

(8) COMMITMENTS AND CONTINGENCIES

  (a) Leases

     The Company has entered into noncancelable operating leases for certain office facilities and equipment related to its field offices that expire through November 30, 2001. Total rent expense amounted to $149,116 and $81,051 for the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, respectively. The Company also leases certain equipment under capital lease obligations.

                                2CAN MEDIA INC.

     Future minimum net lease payments under non-cancelable operating leases and capital leases are as follows:

                                                              OPERATING    CAPITAL
                                                               LEASES       LEASES
                                                              ---------    --------
Twelve months ending March 10,
  2000......................................................  $176,151     $ 68,373
  2001......................................................   158,118       46,151
  2002......................................................    82,509        4,677
                                                              --------     --------
          Total.............................................  $416,778      119,201
                                                              ========
Less amounts representing interest..........................                 22,390
                                                                           --------
  Present value of future minimum lease payments............                 96,811
Less current portion of capital lease obligations...........                 50,721
                                                                           --------
  Long-term portion of capital lease obligations............               $ 46,090
                                                                           ========

     During the year ended December 31, 1998, the Company sold certain equipment with an original cost and net book value of $105,836 and $101,426, respectively, to a leasing agent. The equipment was then leased back to the Company under a capital lease obligation. In connection with this transaction, the Company received $105,836 in cash, and recorded a deferred gain on the equipment amounting to $4,410. The gain is being amortized over the two year life of the lease. The equipment capitalized and the related lease obligation amounted to $101,426. In connection with the sale lease-back transaction, the Company issued 1,960 preferred stock warrants to the lessor. On March 10, 1999, this lessor exercised preferred stock warrants and purchased 1,960 shares of Series A preferred stock for $2.70 per share (note 10). The fair value of the warrants, using a Black-Scholes Option Model, amounted to $1,683, which was recorded at the inception of the lease (October 1998) as a deferred financing cost, and is being amortized over the life of the lease. The Company was obligated to this lessor under capital lease arrangements amounting to $91,875 and $82,032 at December 31, 1998 and March 10, 1999, respectively. Interest expense incurred and paid to this lessor amounted to $3,997 and $5,503 during the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, respectively.

  (b) Litigation

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the Company's financial position or results of operations.

(9) INCOME TAXES

     No provision for federal or state income taxes has been recorded as the Company incurred net operating losses for all periods presented.

                                2CAN MEDIA INC.

     Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of deferred tax assets (liabilities) are comprised of the following:

                                                              DECEMBER 31,     MARCH 10,
                                                                  1998           1999
                                                              ------------    -----------
Deferred tax assets
  Net operating loss carryovers.............................  $   843,687     $ 1,447,830
  Bad debts.................................................      550,493         761,928
  Accrued interest..........................................        5,422           5,818
  Deferred stock-based compensation.........................      632,141         667,018
  Tax basis in excess of fixed assets and intangible
     assets.................................................    2,528,614       2,492,225
                                                              -----------     -----------
  Total gross deferred tax assets...........................    4,560,357       5,374,819
Less: Valuation allowance...................................   (4,560,357)     (5,374,819)
                                                              -----------     -----------
Net deferred taxes..........................................  $        --     $        --
                                                              ===========     ===========

     At March 10, 1999, the Company had approximately $3,818,000 of federal net operating loss carryforwards and $1,908,000 of state net operating loss carryforwards available to offset future taxable income. The federal net operating losses will expire from 2016 through 2018 and the state net operating loss will expire from 2002 to 2003. The Company has recorded a full valuation allowance against its deferred tax assets since management believes that after considering all available objective evidence, both positive and negative, historical and prospective, with greater weight given to historical evidence, it is not more likely than not that these assets will be realized. No income tax benefit has been recorded for all periods presented because of the valuation allowance.

(10) STOCKHOLDERS' EQUITY

  2CAN MEDIA INC., CAPITAL STOCK

  (a) General

     At March 10, 1999, the Company's stockholders had authorized the issuance of 25,000,000 shares of capital stock. Of this amount, 5,000,000 shares have been designated as preferred stock, of which 3,000,000 shares have been designated Series A Convertible Preferred Stock. The Company is authorized to issue 20,000,000 shares of common stock, of which 15,000,000 shares have been designated as Series A Common Stock and 5,000,000 shares have been designated as Series B Common Stock. Series A common stockholders retain voting rights, while series B common stockholders do not have voting rights. Series A and B common stockholders have the same liquidation rights.

  (b) Series A Convertible Preferred Stock

     In May 1998, 2Can's board of directors authorized the issuance of up to 3,000,000 shares of Series A convertible preferred stock, for $2.70 per share. Series A convertible preferred stock is entitled to accrue non-cumulative dividends at a rate of 8% annually, on the original purchase price of $2.70 per share, when and if declared. No such dividends have been declared as of December 31, 1998 and March 10, 1999. Series A convertible preferred stockholders are entitled to a liquidation preference of $2.70 per share, plus any unpaid, accrued dividends.

     Series A convertible preferred stock is convertible into one share of Series A common stock at the option of the holder, upon an initial public offering of the Company's common stock at $7.50 per share or more, or upon consent of a majority of the preferred stockholders.

                                2CAN MEDIA INC.

     During the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, the Company issued 327,779 shares and 1,960 shares (see note 8), respectively, of preferred stock for cash proceeds of $2.70 per share. 206,668 of these shares were issued prior to the merger of 2Can and WebRep.

     At March 10, 1999, 329,739 shares of common stock have been reserved for issuance upon the conversion of the Series A Preferred Stock.

  (c) Series A Common Stock

     During the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, the Company issued 7,073,417 and 189,316 shares of Series A common stock, respectively. During the year ended December 31, 1998, the Company issued 2,333,333 to the founder, in exchange for intellectual property, prior to the reverse merger with WebRep. 2,385,143 of the shares issued during 1998 were issued in connection with the merger with WebRep. 2,333,333 shares were issued in connection with the merger with ECG.

     During the period from January 1, 1999 through March 10, 1999, proceeds related to the issuance of Series A common stock amounted to $210,698 in cash, and $13,505 in the form of a receivable from a shareholder (see note 4).

     Included in the shares issued during 1998 and 1999 are shares issued as payment for certain consulting services provided to the Company. During the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, the Company issued 21,608 shares and 11,852 shares of Series A common stock, respectively, as consideration for the consulting services. The value of these shares and the related services received during the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999 was $58,342 and $32,000, respectively.

     108,019 of the shares issued during the period from January 1, 1999 through March 10, 1999, were issued through the exercise of stock options under the 1998 Series A Equity Incentive Plan (note 11), while the remaining 69,445 shares were issued through the exercise of warrants (notes 7). Of the 69,445 detachable common stock warrants exercised during 1999, 41,667 were issued in 1998 and 27,778 were issued in 1999. The fair value of these warrants, using a Black Scholes Model, amounted to $52,778 and $37,778, respectively, at the date of issue.

     At December 31, 1998 and March 10, 1999, certain shareholders, holding 6,640,666 shares of Series A common stock are subject to certain restrictions with regard to the disposition of these shares. Under the "Restricted Common Stock Agreement", the Company has the right of first refusal in repurchasing certain "unvested" shares of the shareholders upon their termination of employment with the Company, for a fixed price of $2.70, per share. Under these arrangements, the shareholders vest in 50% of their shares on the date of issuance and 2.083% per month thereafter. At December 31, 1998 and March 10, 1999, 2,632,221 and 2,255,030 shares, respectively, were subject to these restrictions.

  (d) Series B Common Stock

     During the period from January 1, 1999 through March 10, 1999, the Company issued 268,425 shares of series B common stock, for $.27 per share. Proceeds related to the issuance of series B common stock amounted to $72,475, of which $16,590 was received in cash and $55,885 was received in the form of a note receivable from a stockholder (note 4). These shares were issued through the exercise of stock options issued under the 1998 Series B Equity incentive plan (note 11).

                                2CAN MEDIA INC.

  (e) WebRep, L.L.C. Members Ownership

     At August 18, 1998, WebRep had 10,000,000 authorized, issued and outstanding membership units. 835,000 of these units were issued to certain employees under the 1997 Restricted Membership Interest Plan of WebRep LLC (the "1997 Plan"). Under the 1997 Plan, WebRep retained the right of first refusal in repurchasing certain "unvested" restricted membership interests from employee members (limited to 1,000,000 units). Employees were restricted from selling these units to third parties, and upon termination of employment, must convey these units back to WebRep. Units issued under the 1997 Plan were to vest over a four-year period. Restrictions on 25% of the issued units were to lapse each year thereafter, on the anniversary of the issuance date of the units.

     In December 1997, 725,000 restricted units were issued to employees below the fair market value. WebRep valued these restricted units at $465,642 based on the fair market value of the Company at the date of issuance. An additional 110,000 restricted units were issued to employees and 180,000 units were issued to consultants for services rendered. The total value of both issuances was valued at $186,756, based on the fair value of the Company at the date of issuance.

     As a result of the merger, all 835,000 membership units had their vesting accelerated. Accordingly, compensation expense of $643,006 was recognized during 1998 and no deferred compensation related to WebRep membership units was outstanding after the merger with 2Can.

     WebRep also granted membership units to certain individuals in exchange for debt financing. Interest expense recognized during the year ended December 31, 1998, related to these units amounted to $121,996.

(11) STOCK OPTION PLANS

  (a) Series A Equity Incentive Plans

     In 1998, the Company's Board of Directors and Stockholders approved the 1998 Series A Equity Incentive Plan ("the 1998 Series A Plan"), which superceded a plan previously in effect. Under the 1998 Series A Plan, the Company, at the discretion of the Board of Directors, can issue incentive stock options, non-statutory stock options, stock bonuses and rights to acquire restricted stock. Eligible participants are employees, directors, consultants and officers of 2Can. A maximum number of 1,000,000 shares of Series A common stock is authorized for issuance under the 1998 Series A Plan, and no employee can be granted more than 600,000 options in any one calendar year. Participants that hold more than 10% of the Company's common stock are not eligible to receive certain incentive stock option grants. Generally, each incentive stock option grant must have an exercise price equal to or greater than the current fair market value of the common stock at the time of grant. Generally, non-statutory grants must have an exercise price of no less than 85% of the fair market value of the common stock at the time of the grant. Options under the 1998 Series A plan must vest at a rate of no less than 20% per year. However, options granted to officers, consultants or directors may, at the discretion of the Board of Directors, become fully exercisable during any period of time. All options issued under this plan expire on November 13, 2008, the termination date of the plan. Generally, options issued under the 1998 Series A Plan cliff-vest 25% on the first anniversary date of the grant, and ratably each month thereafter, over the next three years.

                                2CAN MEDIA INC.

     The following table summarizes information about the Company's outstanding stock options at December 31, 1998 and March 10, 1999, under the 1998 Series A
Plan:

                                                            1998                    1999
                                                     -------------------    --------------------
                                                                WEIGHTED                WEIGHTED
                                                     NUMBER     AVERAGE      NUMBER     AVERAGE
                                                       OF       EXERCISE       OF       EXERCISE
                                                     SHARES      PRICE       SHARES      PRICE
                                                     -------    --------    --------    --------
Options outstanding, beginning of period...........       --      $ --        82,426      $.27
  Granted..........................................   82,426       .27        58,000       .40
  Exercised........................................       --        --      (108,019)      .34
                                                     -------      ----      --------      ----
Options outstanding, end of period.................   82,426      $.27        32,407      $.27
                                                     =======      ====      ========      ====
Options exercisable, end of period.................   50,019      $.27            --        --
                                                     =======      ====      ========      ====
Options available for grant, end of period.........  917,574                 859,574
                                                     =======                ========

     The following table summarizes information about the Company's Series A common stock options outstanding at March 10, 1999:

                           OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                  -------------------------------------   ----------------------
                                  WEIGHTED
                                  AVERAGE      WEIGHTED                 WEIGHTED
                                 REMAINING     AVERAGE                  AVERAGE
   RANGE OF         NUMBER      CONTRACTUAL    EXERCISE     NUMBER      EXERCISE
EXERCISE PRICES   OUTSTANDING   LIFE (YEARS)    PRICE     OUTSTANDING    PRICE
---------------   -----------   ------------   --------   -----------   --------
     $.27           32,407          9.7          $.27          --         $ --
                    ======          ===          ====         ===         ====

     The deemed fair value of series A common stock was $2.70 per share. The weighted average fair market value of Series A common stock options issued during the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999 was $2.21 and $1.98, respectively. The Company valued the Series A options under the Black-Scholes valuation model, assuming a risk free rate of 5.5% annually, dividend yield of 0%, volatility of 50% and an expected life of 4.0 and 4.0 years, respectively.

  (b) Series B Equity Incentive Plans

     In 1998, the Company's Board of Directors and Stockholders approved the 1998 Series B Equity Incentive Plan ("the 1998 Series B Plan"), which superceded a plan previously in effect. Under the 1998 Series B Plan, the Company, at the discretion of the Board of Directors, can issue incentive stock options, non-statutory stock options, stock bonuses and rights to acquire restricted stock. Eligible participants are employees, directors, consultants and officers of 2Can Media, Inc. A maximum number of 1,000,000 shares of Series B common stock is authorized for issuance under the 1998 Series B Plan, and no employee can be granted more than 600,000 options in any one calendar year. Participants that hold more than 10% of the Company's common stock are not eligible to receive certain incentive stock option grants. Generally, each incentive stock option grant must have an exercise price equal to or greater than the current fair market value of the common stock at the time of grant. Generally, non-statutory grants must have an exercise price of no less than 85% of the fair market value of the common stock at the time of the grant. Options under the 1998 Series B plan must vest at a rate of no less than 20% per year. However, options granted to officers, consultants or directors may, at the discretion of the Board of Directors, become fully exercisable during any period of time. All options issued under this plan expire on November 13, 2008, the termination date of the plan. Generally, options issued under the 1998 Series B Plan cliff-vest 25% on the first anniversary date of the grant, and ratably each month thereafter, over the next three years.

                                2CAN MEDIA INC.

     The following table summarizes information about the Company's stock options outstanding at December 31, 1998 and March 10, 1999, under the 1998 Series B Plan:

                                                           1998                     1999
                                                   ---------------------    ---------------------
                                                                WEIGHTED                 WEIGHTED
                                                                AVERAGE                  AVERAGE
                                                   NUMBER OF    EXERCISE    NUMBER OF    EXERCISE
                                                    SHARES       PRICE       SHARES       PRICE
                                                   ---------    --------    ---------    --------
Options outstanding, beginning of period.........         --      $ --       961,593       $.27
  Granted........................................  1,000,000      $.27        53,594       $.40
  Exercised......................................         --      $ --      (268,425)      $.27
  Cancelled......................................    (38,407)     $.27       (44,630)      $.27
                                                   ---------      ----      --------       ----
Options outstanding, end of period...............    961,593      $.27       702,132       $.28
                                                   =========      ====      ========       ====
Options exercisable, end of period...............    326,907      $.27        68,221       $.27
                                                   =========      ====      ========       ====
Options available for grant, end of period.......     38,407                  29,443
                                                   =========                ========

     The following table summarizes information about the Company's Series B common stock options outstanding at March 10, 1999:

                          OPTIONS OUTSTANDING
                 -------------------------------------    OPTIONS EXERCISABLE
                                 WEIGHTED                ----------------------
                                 AVERAGE      WEIGHTED                 WEIGHTED
                                REMAINING     AVERAGE                  AVERAGE
   RANGE OF        NUMBER      CONTRACTUAL    EXERCISE     NUMBER      EXERCISE
EXERCISE PRICES  OUTSTANDING   LIFE (YEARS)    PRICE     OUTSTANDING    PRICE
---------------  -----------   ------------   --------   -----------   --------
     $.27          649,834         9.7         $ .27       68,221        $.27
     $.40           52,298         9.7         $ .40           --        $ --
                   -------         ---         -----       ------        ----
                   702,132         9.7         $0.28       68,221        $.27
                   =======         ===         =====       ======        ====

     The deemed fair value of series B common stock was $2.70 per share. The weighted average fair market value of Series B common stock options issued during the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999 was $2.21 and $1.98, respectively. The Company valued these series B options under the Black-Scholes valuation model, assuming a risk free rate of 5.5% annually, dividend yield of 0%, volatility of 50% and an expected life of 4.0 and 4.0 years, respectively.

     At December 31, 1998 and March 10, 1999, unamortized deferred compensation expense related to the issuance of Series A and B common stock options, amounting to $1,481,748 and $1,505,809, respectively, is included in the accompanying statements of stockholders' equity and balance sheets. Common stock options outstanding under both 1998 plans were converted to Adsmart, Inc. options, subsequent to the merger with 2Can Acquisition Company.

     If compensation cost for awards under such plans had been determined based on the fair value method set forth under SFAS 123, the pro forma effect on the Company's net loss would have been as follows:

                                                                             PERIOD FROM
                                                                           JANUARY 1, 1999
                                                YEAR ENDED                     THROUGH
                                            DECEMBER 31, 1998               MARCH 10, 1999
                                        --------------------------    --------------------------
                                            AS             PRO            AS             PRO
                                         REPORTED         FORMA        REPORTED         FORMA
                                        -----------    -----------    -----------    -----------
Net loss..............................  $(4,816,293)   $(4,921,829)   $(2,399,762)   $(2,417,294)
                                        ===========    ===========    ===========    ===========
Net loss per share....................  $     (1.29)   $     (1.31)   $      (.33)   $      (.33)
                                        ===========    ===========    ===========    ===========

                                2CAN MEDIA INC.

(12) COMPREHENSIVE INCOME

     The Company adopted SFAS No. 130, Reporting Comprehensive Income (SFAS
130). This statement requires that all components of comprehensive income be reported in the financial statements in the period in which they were recognized. For each year reported, comprehensive loss under SFAS 130 was equivalent to the Company's net loss reported in the accompanying statements of operations.

(13) CONCENTRATION OF CREDIT RISK

     At December 31, 1998, one customer accounted for approximately 14% of the Company's gross trade accounts receivable.

     For the year ended December 31, 1998, 12% and 11% of the Company's cost of advertising revenues related to two web sites. This cost of advertising revenues includes the cost incurred on both gross advertising revenues and commissions. At December 31, 1998, these two web sites accounted for approximately 7% and 11% of gross trade accounts payable.

     For the period from January 1, 1999 through March 10, 1999, 15% of the Company's cost of sales related to one vendor that provides ad servicing. This vendor is a related party of the Company. At March 10, 1999, this vendor accounted for approximately 13% of gross trade accounts payable.

(14) RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, the Company incurred ad-serving fees, amounting to $270,104 and $325,254, respectively, with an entity owned in part by a stockholder of the Company. These amounts are included in cost of advertising revenue on the accompanying statements of operations. At December 31, 1998 and March 10, 1999, balances due to this entity, amounted to $277,938 and $542,398, respectively. These amounts are included in accounts payable to related parties on the accompanying balance sheets.

     During the year ended December 31, 1998 and the period from January 1, 1999 through March 10, 1999, the Company incurred web-hosting expenses, amounting to $531 and $6,777, respectively, with an entity owned in part by a stockholder of the Company. These amounts are included in selling, general and administrative expenses on the accompanying statements of operations. At December 31, 1998 and March 10, 1999, balances due to this entity, amounted to $531 and $0, respectively. These amounts are included in accounts payable on the accompanying balance sheets.

     At December 31, 1997, WebRep was indebted to an individual for $50,000. During the year ended December 31, 1998, the same individual loaned WebRep an additional $50,000. The total outstanding debt of $100,000 was repaid during the year ended December 31, 1998. Additionally, this individual was issued 25,000 membership units in WebRep during the year ended December 31, 1998. Total interest expense incurred on these notes amounted to $21,116 during the year ended December 31, 1998. This interest expense was comprised of cash paid of $5,015 and imputed interest of $16,101 (see note 10). The imputed interest relates to the sale of WebRep units to the member for an amount that was less than fair market value of the units.

     During the year ended December 31, 1998 and the period from January 1, 1999 and March 10, 1999, the Company incurred $2,500 and $968 of interest expense, respectively, on the note payable to stockholder, assumed in the ECG acquisition (note 8). During the period between August 18, 1998 and September 29, 1999, 2Can received $36,937 from ECG, related to the repayment of portions of advances previously made by 2Can. The total advances due from ECG at September 29, 1998 were included in the purchase accounting adjustments related to the acquisition.

                                2CAN MEDIA INC.

     During the period from January 1, 1998 through August 18, 1998, WebRep received advances from 2Can amounting to $78,255. These amounts were owed to 2Can on August 18, 1998 and have been included in the purchase accounting adjustments related to the reverse merger with 2Can.

(15) SUBSEQUENT EVENT

     On March 10, 1999, the Company was merged with 2Can Acquisition Company, a wholly owned subsidiary of CMGI. 2Can, the surviving entity, was later merged into Adsmart, a majority owned subsidiary of CMGI. Adsmart was the surviving corporation in this transaction. On January 20, 2000, Adsmart and CMGI signed a binding letter of intent for Adsmart to be acquired by Engage Technologies, Inc. Upon signing a definitive purchase agreement, 2Can will become a wholly-owned subsidiary of Engage Technologies, Inc. which itself is a majority owned subsidiary of CMGI.

              UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     In April 1999, Engage acquired I/PRO, a provider of Web-site traffic measurement and audit services, for approximately $32.7 million, including direct acquisition costs of $244,000. The purchase price consisted of $1.6 million in net cash, $20.9 million in CMGI common shares and $10.2 million in Engage common shares and stock options to acquire Engage common shares. In addition, CMGI must pay up to $3.0 million to the former I/PRO stockholders if stated performance goals are met by I/PRO one year after the closing. Engage must reimburse CMGI for any payments, due under stated performance goals, in cash or by issuance of shares of Engage's Series C convertible preferred stock at its then fair market value, at CMGI's election. Any additional payments will be treated as additional purchase price.

     In December 1999, Engage completed its acquisition of AdKnowledge Inc. ("AdKnowledge"), a provider of products and services which allow online marketers and ad agencies to plan, target, serve, track and analyze advertising campaigns. Previously, on September 23, 1999, Engage, CMGI, AK Acquisition Corp., a wholly-owned subsidiary of CMGI, AdKnowledge, and Steve Findley, John Mracek and Kevin Wandryk (collectively, the "Shareholder Representative") executed an Agreement and Plan of Merger and Contribution (the "Merger Agreement"). Upon the completion of the transactions contemplated by the Merger Agreement, AdKnowledge became a wholly owned subsidiary of Engage. Specifically, the Merger Agreement contemplated:

     First, a merger of a transitory sub with and into AdKnowledge, with AdKnowledge being the surviving corporation (the "Surviving Corporation"). In this merger, all the AdKnowledge preferred shareholders received CMGI common stock and a new class of AdKnowledge common stock ("Surviving Corporation Common Stock"), and all common shareholders of AdKnowledge received shares of Surviving Corporation Common Stock. Upon completion of this merger on November 30, 1999, CMGI owned approximately 88% of the Surviving Corporation Common Stock. Second, CMGI and other shareholders of Surviving Corporation contributed their Surviving Corporation Common Stock to Engage in exchange for approximately 10.3 million shares of Engage common stock (the "Contribution"). Engage issued common stock from its authorized but unissued capital stock. Third, Engage consummated a California short-form merger (the "Short-Form Merger") between Surviving Corporation and a wholly-owned subsidiary of Engage ("Engage Sub"), pursuant to which Engage Sub merged with and into Surviving Corporation, with Surviving Corporation being the surviving corporation in such merger. Any remaining holders of Surviving Corporation Common Stock received Engage common stock in this merger.

     Total purchase consideration was valued at approximately $161.0 million, net of cash acquired of $3.0 million. Included in the purchase consideration was $3.8 million in direct acquisition costs. In connection with the contribution and the Short-Form Merger, Engage issued approximately 9.8 million shares of its common stock to CMGI for CMGI's 88% interest in Surviving Corporation and approximately 506,000 shares of its common stock directly to shareholders of Surviving Corporation, valued at approximately $142.4 million in the aggregate. Additionally, stock options to acquire Engage's common stock issued in the contribution, valued at approximately $18 million, have been included in the purchase consideration.

     Contingent consideration, comprised of approximately 414,000 shares of CMGI common stock (adjusted for stock splits), has been placed in escrow (the "Escrow Shares") to satisfy certain performance goals and indemnifications. The value of the Escrow Shares has not been reflected in the aggregate purchase consideration and will be recorded as additional purchase price at the then-fair value upon the attainment of certain performance goals measured through November 30, 2000. Engage issued approximately 1,116,000 of its common shares to CMGI in consideration for the Escrow Shares. No value has been ascribed to the value of these shares. If the performance goals are met and the Escrow Shares are released to the AdKnowledge shareholders, Engage will record the fair value of the CMGI shares issued to AdKnowledge shareholders on the release date as additional purchase price. Any difference in the fair value of Engage shares at the release date compared to the value of the Escrow Shares will be recorded as a capital transaction between entities under common control. Under the terms of an Intercompany Agreement between Engage and CMGI, in the event that any Escrow Shares are returned to CMGI, CMGI shall pay Engage, in cash or other property, a sum equal to the value of the returned Escrow Shares.

     In January 2000, Engage and CMGI, the majority stockholder of the Engage, executed an Agreement and Plan of Merger and Contribution (the "Agreement") pursuant to which Engage will acquire Adsmart Corporation ("Adsmart") and Flycast Communications Corporation ("Flycast"). Under the terms of the Agreement, Engage will acquire Flycast and Adsmart from CMGI and will issue to CMGI approximately 65 million shares of common stock of Engage. The transaction will be accounted for as a combination of entities under common control (i.e., "as if pooling"), and is subject to customary conditions, including the approval of Engage's stockholders. CMGI has agreed to vote the shares of common stock of Engage held by it in favor of the transaction. The fair value of Engage's purchase consideration to be issued to CMGI in excess of CMGI's carrying values of the net assets of Flycast and Adsmart on the consummation date will be charged to equity. The transaction is expected to be completed in April or May 2000. Direct costs incurred by the Company for the Adsmart and Flycast acquisitions, consisting primarily of investment banker, legal and accounting fees approximating $4.7 million, will be expensed upon the closing of the acquisitions.

     Included in the pending acquisition of Adsmart is the Adsmart acquisition of 2Can Media, Inc. ("2Can"). CMGI completed the acquisition of 2CAN for initial consideration of approximately $28.5 million, net of cash acquired of $360,000. Immediately following the completion of the acquisition, on March 11, 1999, 2Can was merged with and into Adsmart, with Adsmart becoming the surviving corporation. 2Can was a Los Angeles, California-based full-service interactive media company serving the entire online advertising community with site-focused sales and advertising representation and was comprised of five distinct sales channels: WebRep, Pinnacle Interactive, ECG, MediaPlus and Grupo NetFuerza. As the primary component of the initial consideration paid for 2Can, CMGI issued convertible promissory notes (the "Promissory Notes") in the aggregate principal amount of $27.0 million. The Promissory Notes bear interest at an annual rate of 6.5% and are due and payable in full, with accrued interest, on March 11, 2004. The holders of the Promissory Notes can elect at any time prior to March 11, 2004,to convert all or a portion of the outstanding principal and accrued interest (the "Conversion Amount") into the following: 14.66% of the Conversion Amount will be paid in cash, 14.66% of the Conversion Amount will be paid in shares of CMGI common stock and 70.68% of the Conversion Amount will be paid in either shares of CMGI common stock or Adsmart common shares based on the election of the Promissory Note holders. Under the Agreement and Plan of Merger with 2Can, CMGI is obligated to pay contingent consideration to 2Can based upon future earnings targets. The amount of the contingent merger consideration was not determinable as of January 31, 2000.

     The following unaudited pro forma condensed consolidated financial statements give effect to Engage's acquisitions of I/PRO, AdKnowledge, Adsmart and Flycast. The acquisitions of I/PRO and AdKnowledge have been accounted for under the purchase method of accounting. The acquisitions of Adsmart and Flycast, upon their completion, will be accounted for as a combination of entities under common control (i.e., "as if pooling"). The unaudited pro forma condensed balance sheet as of January 31, 2000 gives effect to the acquisitions of Adsmart and Flycast as if these transactions had occurred on that date. The unaudited pro forma condensed balance sheet is based on the historical balance sheets of Engage and Adsmart as of January 31, 2000 and the historical balance sheet of Flycast as of December 31, 1999. The unaudited pro forma condensed consolidated statements of operations presented herein include:

     - Unaudited pro forma condensed consolidated statement of operations for the six months ended January 31, 2000 reflecting the historical results of operations of Engage and Adsmart for the six months ended January 31, 2000, the historical results of operations of AdKnowledge for the period August 1, 1999 through November 30, 1999, and the historical results of operations of Flycast for the six months ended December 31, 1999. Engage has accounted for the AdKnowledge and I/PRO acquisitions under the purchase method of accounting and the Flycast and Adsmart acquisitions under the as if pooling method of accounting.

     - Unaudited pro forma condensed consolidated statement of operations for the year ended July 31, 1999 reflecting the historical results of operations of Engage and Adsmart for the year ended July 31, 1999, the historical results of operations of I/PRO for the period August 1, 1998 through March 31, 1999, the historical results of operations of AdKnowledge and Flycast for the twelve months ended June 30, 1999, and the historical results of operations of 2Can, WebRep and Eisenberg Communications Group, Inc. ("ECG") for the period August 1, 1998 through March 10, 1999. Engage has accounted for the

       AdKnowledge and I/PRO acquisitions under the purchase method of accounting and the Flycast and Adsmart acquisitions under the as if pooling method of accounting. Adsmart accounted for its acquisition of 2Can under the purchase method of accounting.

     - Unaudited pro forma condensed consolidated statements of operations for the years ended July 31, 1998 and 1997 reflecting the historical results of operations of Engage and Adsmart accounted for under the as if pooling method of accounting.

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Consolidated Company after the acquisitions of I/PRO, AdKnowledge, Adsmart and Flycast, or of the financial position or results of operations of the Consolidated Company that would have actually occurred had the acquisitions occurred as of the dates described above.

                           ENGAGE TECHNOLOGIES, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF JANUARY 31, 2000
                                 (IN THOUSANDS)

                                                                        PRO FORMA       PRO FORMA
                                       ENGAGE    ADSMART    FLYCAST    ADJUSTMENTS     AS ADJUSTED
                                      --------   --------   --------   -----------     -----------
ASSETS
Current assets:
  Cash and cash equivalents.........  $ 44,010   $     --   $  9,973   $        --     $    53,983
  Available-for-sale securities.....    44,678         --     46,217            --          90,895
  Accounts receivable, net..........    12,861     23,923     21,386          (608)(b)      57,562
  Accounts receivable, related
     parties........................        --        849         --           344(a)        1,193
  Prepaid expenses..................     1,978        206      1,800            --           3,984
                                      --------   --------   --------   -----------     -----------
  Total current assets..............   103,527     24,978     79,376          (264)        207,617
                                      --------   --------   --------   -----------     -----------
Long-term assets....................    12,254        245     11,673            --          24,172
Intangible assets, net..............   193,765     28,482         --       860,985(c)    1,083,232
                                      --------   --------   --------   -----------     -----------
     Total assets...................  $309,546   $ 53,705   $ 91,049   $   860,721     $ 1,315,021
                                      ========   ========   ========   ===========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term
     debt...........................  $  2,028   $     --   $  1,914   $        --     $     3,942
  Obligation under capital lease....     1,041         13        883            --           1,937
  Due to CMGI and affiliates........     1,878     66,419         --          (608)(b)
                                                                           (66,419)(d)       1,270
  Accounts payable and accrued
     expenses.......................    22,869     20,130     17,498        29,198(e)       89,695
  Deferred revenue..................     5,162         --         --            --           5,162
                                      --------   --------   --------   -----------     -----------
     Total current liabilities......    32,978     86,562     20,295      (37,829)         102,006
                                      --------   --------   --------   -----------     -----------
Deferred revenue....................     1,067         --         --            --           1,067
Other long-term liabilities.........     5,023         44      2,812            --           7,879

Stockholders' equity:
  Preferred stock...................        --          8         --            (8)(a)          --
  Common stock......................     1,082          1    109,037      (109,038)(a)
                                                                               650(f)        1,732
  Additional paid-in capital........   367,361      7,711         --        (7,711)(a)
                                                                         3,281,198(f)    3,648,559
  Stockholder note receivable.......        --         --       (344)          344(a)           --
  Deferred compensation.............    (2,025)        --     (1,269)        1,269(a)       (2,025)
  Accumulated other comprehensive
     income.........................       442         --         --            --             442
  Accumulated deficit...............   (96,382)   (40,621)   (39,482)      (29,198)(d)
                                                                            80,103(a)
                                                                        (2,319,059)(g)  (2,444,639)
                                      --------   --------   --------   -----------     -----------
     Total stockholders' equity.....   270,478    (32,901)    67,942       898,550       1,204,069
                                      --------   --------   --------   -----------     -----------
     Total liabilities and
       stockholders' equity.........  $309,546   $ 53,705   $ 91,049   $   860,721     $ 1,315,021
                                      ========   ========   ========   ===========     ===========

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                             AS OF JANUARY 31, 2000

(a) The following represents the allocation of the purchase price over the historical net book values of the acquired assets and liabilities of IPRO at March 31, 1999, AdKnowledge at November 30, 1999, Flycast at December 31, 1999, and Adsmart at January 31, 2000 and is for illustrative purposes only. Actual fair values for the Adsmart and Flycast acquisitions will be based on financial information as of the acquisition date. Assuming the pending transaction occurred on January 31, 2000, the allocation would have been as follows(in thousands);

                                                    CONSUMMATED                 PENDING
                                               ----------------------    ----------------------
                                                I/PRO     ADKNOWLEDGE     FLYCAST      ADSMART
                                               -------    -----------    ----------    --------
    Working capital (deficit), net of cash
      acquired of $347 for I/PRO, $3,044 for
      AdKnowledge, $0 for Adsmart and $9,973
      for Flycast............................  $  (498)    $ (7,954)     $   24,635    $  4,835
    Property plant and equipment.............    1,676        4,311          11,357         245
    Other assets.............................      230          515             316          --
    In-process research and development......    4,500        2,317              --          --
    Long-term obligations....................     (465)      (4,809)         (2,812)        (44)
    Goodwill.................................   22,288      160,144         860,985      28,482
    Developed technology.....................    3,000        1,763              --          --
    Other identifiable intangible assets.....    1,920        4,745              --          --
    Dividend to CMGI.........................       --           --       1,790,158     528,902
                                               -------     --------      ----------    --------
      Purchase price, net of cash acquired...  $32,651     $161,032      $2,684,639    $562,420
                                               =======     ========      ==========    ========

(b) Represents the elimination of intercompany accounts receivable and accounts payable.

(c) Represents estimated goodwill per the allocation in (a) above to be recorded by CMGI for the Flycast acquisition, adjusted for the pro forma accrual of investment banker and legal fees to be paid by Flycast of $24,473 (see also note (e)). Engage will assume this goodwill as well as the historical goodwill of $28,482 recorded by Adsmart in the 2Can acquisition upon closing of the as if pooling between CMGI and Engage.

(d) Reflects the conversion of Adsmart's debt to CMGI prior to the closing of the acquisition.

(e) Reflects the accrual of investment banker and legal fees owed by Flycast as a result of Flycast being acquired by CMGI ($24,473) and the accrual of estimated investment banker and legal and accounting fees to be incurred by Engage($4,725) in the closing of the Adsmart and Flycast acquisitions .

(f) Reflects the issuance of approximately 65 million shares of Engage common stock to CMGI for the stock of Adsmart and Flycast. For purposes of the unaudited pro forma financial statements, the Engage common shares are valued at approximately $50.00 (post-split), the closing average per-share price for the five days before and after January 19, 2000, the date that a binding agreement was reached with CMGI.

(g) Represents the non-cash dividend to CMGI for the excess fair value of the Engage common shares issuable to CMGI in excess of CMGI's historical cost basis in Adsmart and Flycast.

                           ENGAGE TECHNOLOGIES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            PRO FORMA                                          PRO FORMA
                                           (a)       ------------------------       (a)        (a)     -------------------------
                             ENGAGE    ADKNOWLEDGE   ADJUSTMENTS     SUBTOTAL     ADSMART    FLYCAST   ADJUSTMENTS       TOTAL
                            --------   -----------   -----------     --------     --------   --------  -----------     ---------
Revenue:
  Product revenue.........  $ 18,367    $  3,179      $     --       $ 21,546     $ 27,589   $ 34,619   $  (1,187)(g)  $  82,567
  Services and support
     revenue..............     2,704          --            --          2,704           --         --          --          2,704
                            --------    --------      --------       --------     --------   --------   ---------      ---------
     Total revenue........    21,071       3,179            --         24,250       27,589     34,619      (1,187)        85,271
                            --------    --------      --------       --------     --------   --------   ---------      ---------
Cost of revenue:
  Cost of product
     revenue..............    10,622       2,629           196(b)      13,447       25,943     23,881        (687)(g)     62,584
  Cost of services and
     support revenue......     2,911          --            --          2,911           --         --          --          2,911
                            --------    --------      --------       --------     --------   --------   ---------      ---------
     Total cost of
       revenue............    13,533       2,629           196         16,358       25,943     23,881        (687)        65,495
                            --------    --------      --------       --------     --------   --------   ---------      ---------
     Gross profit
       (loss).............     7,538         550          (196)         7,892        1,646     10,738        (500)        19,776
                            --------    --------      --------       --------     --------   --------   ---------      ---------
Operating expenses:
  In-process research and
     development..........     2,317          --        (2,317)(c)         --           --         --          --             --
  Research and
     development..........     7,885       3,109            --         10,994           --      5,084          --         16,078
  Selling and marketing...    18,071       1,571            --         19,642        9,686     12,816          --         42,144
  General and
     administrative.......     4,985       6,487            --         11,472        2,064      7,210          --         20,746
  Stock compensation......       326         531            --            857           --        663          --          1,520
  Amortization of goodwill
     and other
     intangibles..........    13,728         255        18,066(d)      32,049        3,453         --     143,497(h)     178,999
                            --------    --------      --------       --------     --------   --------   ---------      ---------
     Total operating
       expenses...........    47,312      11,953        15,749         75,014       15,203     25,773     143,497        259,487
                            --------    --------      --------       --------     --------   --------   ---------      ---------
Loss from operations......   (39,774)    (11,403)      (15,945)       (67,122)     (13,557)   (15,035)   (143,997)      (239,711)
Other income (expense):
  Equity in loss of joint
     venture..............      (700)         --            --           (700)          --         --          --           (700)
  Other income (expense),
     net..................     2,573        (404)          150(e)       2,319         (830)       616          --          2,105
                            --------    --------      --------       --------     --------   --------   ---------      ---------
Net loss..................  $(37,901)   $(11,807)     $(15,795)      $(65,503)    $(14,387)  $(14,419)  $(143,997)     $(238,306)
                            ========    ========      ========       ========     ========   ========   =========      =========
Pro forma basic and
  diluted net loss per
  share...................  $  (0.38)                                $  (0.61)(f)                                      $   (1.38)(i)
                            ========                                 ========                                          =========
Pro forma weighted average
  number of basic and
  diluted shares
  outstanding.............   100,935                                  107,788(f)                                         172,786(i)
                            ========                                 ========                                          =========

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 2000

(a) Reflects the pre-acquisition results of AdKnowledge for the period August 1, 1999 through November 30, 1999, the pre-acquisition period for which AdKnowledge results were not consolidated with Engage. Reflects the results of Adsmart for the six months ended January 31, 2000 and Flycast for the six months ended December 31, 1999.

(b) Reflects additional amortization expense of developed technology (per the allocation in (a) in the Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of January 31, 2000) acquired in the purchase of AdKnowledge. Developed technology is being amortized over three years for AdKnowledge, using the straight-line method.

(c) Adjustment to in-process research and development ("IPRD") reflects the elimination of $2.3 million expensed to IPRD for the acquisition of AdKnowledge in December 1999.

(d) Reflects additional goodwill and other intangible asset amortization expense (per the allocation in (a) in the Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of January 31, 2000) related to the acquisition of AdKnowledge. Amortization periods for goodwill and other intangible assets for AdKnowledge are as follows.

Goodwill....................................................    3
Workforce...................................................    3
Tradename...................................................    3
Database of cookies.........................................    3

(e) Reflects a reduction in interest expense related to interest expense recorded by AdKnowledge at interest rates in excess of Engage's incremental borrowing rate.

(f) Since the pro forma statement of operations results in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations per common share is computed by dividing the loss from continuing operations available to common stockholders by the weighted average number of common shares outstanding. The calculation of the pro forma weighted average number of common shares outstanding assumes that the 10,336,212 shares of Engage common stock issued in the AdKnowledge acquisition were outstanding for the entire period presented.

(g) Represents the elimination of intercompany revenues and cost of revenues and $500 recorded as revenue by Engage for software which was capitalized by Flycast in January 2000.

(h) Reflects amortization of goodwill and other intangible assets (per the allocation in (a) in the Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of January 31, 2000) that would have been recorded by CMGI, and later by Engage, had the Flycast acquisition occurred at the beginning of the period presented. The pro forma adjustment is based on the assumption that the entire amount identified as goodwill and other intangible assets in the Flycast acquisition will be amortized over a three year period. CMGI has not yet completed the valuation of the actual intangible assets acquired in the Flycast acquisition. When completed, certain amounts identified as intangible assets may be amortized over periods other than the three-year period represented in the pro forma statement of operations. Additionally, a portion of the purchase price may be identified IPRD. Any amount identified as IPRD will be charged to operations.

(i) Since the pro forma statement of operations results in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations per common share is computed by dividing the loss from continuing operations available to common stockholders by the weighted average number of common shares outstanding. Under the terms of the Agreement and Plan of Merger and Contribution the ("Agreement"), the maximum number of Engage common shares issuable to CMGI in exchange for Adsmart and Flycast is 64,997,634. The number of Engage common shares issuable to CMGI in exchange for Adsmart and Flycast is subject to reduction, based on a formula defined in the Agreement, for the number of outstanding Adsmart and Flycast stock options which may convert into Engage stock options. Flycast employees received CMGI stock options upon CMGI's closing the Flycast acquisition; Flycast employees may elect to convert their CMGI stock options into Engage stock options upon the closing of the acquisition. Adsmart employees are required to convert their outstanding Adsmart stock options into Engage stock options upon the closing of the acquisition. All option conversions will be based on the conversion ratios as defined in the Agreement. For purposes of the Unaudited Pro Forma Financial Statements, the calculation of the pro forma weighted average number of common shares outstanding assumes that Engage issued 64,997,634 shares for Adsmart and Flycast at the beginning of the period presented.

                           ENGAGE TECHNOLOGIES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 PRO FORMA
                                                   (a)         (a)       -------------------------       (a)        (g)
                                       ENGAGE     I/PRO    ADKNOWLEDGE   ADJUSTMENTS     SUBTOTAL      ADSMART     2CAN
                                      --------   -------   -----------   -----------     ---------     --------   -------
Revenue:
  Product revenue...................  $ 14,167   $ 3,902    $  2,986      $     --       $  21,055     $ 11,069   $ 2,370
  Services and support revenue......     1,856        --          --            --           1,856           --        --
                                      --------   -------    --------      --------       ---------     --------   -------
    Total revenue...................    16,023     3,902       2,986            --          22,911       11,069     2,370
                                      --------   -------    --------      --------       ---------     --------   -------
Cost of revenue:
  Cost of product revenue...........     3,494     2,658       4,190           988(b)       11,330       14,831     1,613
  Cost of services and support
    revenue.........................     5,957        --          --            --           5,957           --        --
                                      --------   -------    --------      --------       ---------     --------   -------
    Total cost of revenue...........     9,451     2,658       4,190           988          17,287       14,831     1,613
                                      --------   -------    --------      --------       ---------     --------   -------
    Gross profit (loss).............     6,572     1,244      (1,204)         (988)          5,624       (3,762)      757
                                      --------   -------    --------      --------       ---------     --------   -------
Operating expenses:
  In-process research and
    development.....................     4,500        --          --        (4,500)(c)          --           --        --
  Research and development..........     8,699     1,775       4,531            --          15,005           --        --
  Selling and marketing.............    12,776     2,499       3,797            --          19,072        6,593     1,494
  General and administrative........     4,115     2,323       2,149            --           8,587        1,104     4,027
  Stock compensation................     5,829        --         633            --           6,462           --       990
  Amortization of goodwill and other
    intangibles.....................     1,455        --         765        57,510(d)       59,730        2,589       601
                                      --------   -------    --------      --------       ---------     --------   -------
    Total operating expenses........    37,374     6,597      11,875        53,010         108,856       10,286     7,112
                                      --------   -------    --------      --------       ---------     --------   -------
Loss from operations................   (30,802)   (5,353)    (13,079)      (53,998)       (103,232)     (14,048)   (6,355)
Other income (expense):
  Equity in loss of joint venture...      (723)       --          --            --            (723)          --        --
  Other income (expense), net.......      (478)      428        (228)          129(e)         (149)        (575)     (148)
                                      --------   -------    --------      --------       ---------     --------   -------
Net loss............................  $(32,003)  $(4,925)   $(13,307)     $(53,869)      $(104,104)    $(14,623)  $(6,503)
                                      ========   =======    ========      ========       =========     ========   =======
Pro forma basic and diluted net loss
  per share.........................  $  (0.45)                                          $   (1.16)(f)
                                      ========                                           =========
Pro forma weighted average number of
  basic and diluted shares
  outstanding.......................    71,862                                              89,566(f)
                                      ========                                           =========

                                                         PRO FORMA
                                        (a)      -------------------------
                                      FLYCAST    ADJUSTMENTS       TOTAL
                                      --------   -----------     ---------
Revenue:
  Product revenue...................  $ 18,596    $    (259)(h)  $  52,831
  Services and support revenue......        --           --          1,856
                                      --------    ---------      ---------
    Total revenue...................    18,596         (259)        54,687
                                      --------    ---------      ---------
Cost of revenue:
  Cost of product revenue...........    13,012         (259)(h)     40,527
  Cost of services and support
    revenue.........................        --           --          5,957
                                      --------    ---------      ---------
    Total cost of revenue...........    13,012         (259)        46,484
                                      --------    ---------      ---------
    Gross profit (loss).............     5,584           --          8,203
                                      --------    ---------      ---------
Operating expenses:
  In-process research and
    development.....................        --           --             --
  Research and development..........     4,736           --         19,741
  Selling and marketing.............    12,347           --         39,506
  General and administrative........     3,149           --         16,867
  Stock compensation................     2,114           --          9,566
  Amortization of goodwill and other
    intangibles.....................        --      290,709(i)     353,629
                                      --------    ---------      ---------
    Total operating expenses........    22,346      290,709        439,309
                                      --------    ---------      ---------
Loss from operations................   (16,762)    (290,709)      (431,106)
Other income (expense):
  Equity in loss of joint venture...        --           --           (723)
  Other income (expense), net.......       (38)          --           (910)
                                      --------    ---------      ---------
Net loss............................  $(16,800)   $(290,709)     $(432,739)
                                      ========    =========      =========
Pro forma basic and diluted net loss
  per share.........................                             $   (2.80)(j)
                                                                 =========
Pro forma weighted average number of
  basic and diluted shares
  outstanding.......................                               154,564(j)
                                                                 =========

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1999

(a) Reflects the pre-acquisition results of I/PRO for the period August 1, 1998 through March 31, 1999, the pre-acquisition period for which I/PRO results were not consolidated with Engage. Reflects the results of AdKnowledge and Flycast for the six months ended June 30, 1999 and Adsmart for the six months ended July 31, 1999.

(b) Reflects additional amortization expense of developed technology acquired in the purchase of I/PRO ($400) and AdKnowledge ($588). Developed technology is being amortized over five years for I/PRO and three years for AdKnowledge, both using the straight-line method.

(c) Adjustment to in-process research and development reflects the elimination of $4.5 million expensed to in-process research and development ("IPRD") related to the acquisition of I/PRO in April 1999.

(d) Reflects additional goodwill and other intangible asset amortization expense (per the allocation in (a) in Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet) related to the acquisition of AdKnowledge and I/PRO. Amortization periods for goodwill and other intangible assets are as follows:

                                                  I/PRO    ADKNOWLEDGE
                                                  -----    -----------
Goodwill........................................     5          3
Workforce.......................................     2          3
Tradename.......................................     5          3
Database of cookies.............................   n/a          3

(e) Reflects a reduction in interest expense related to I/PRO borrowings that would have been settled by I/PRO had the acquisition been consummated at the beginning of the period presented and interest expense recorded by AdKnowledge at rates in excess of Engage's incremental borrowing rate.

(f) Since the pro forma statement of operations results in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations per common share is computed by dividing the loss from continuing operations by the weighted average number of common shares outstanding. The calculation of the pro forma weighted average number of common shares outstanding assumes that the 10,336,212 common shares of Engage common stock issued in the AdKnowledge acquisition and 10,758,768 common shares issued in the I/PRO acquisition were outstanding for the entire period presented.

(g) On March 11, 1999, CMGI acquired 2Can for purchase consideration valued at approximately $28.5 million, including bridge notes receivable of $1.5 million. CMGI accounted for the acquisition using the purchase method of accounting. Concurrent with CMGI's closing of the 2Can acquisition, CMGI contributed 2Can to Adsmart in exchange for additional debt to CMGI of approximately $28.5 million. Prior to its acquisition of CMGI, 2Can acquired in August 1998 all of the outstanding common stock of WebRep L.L.C. ("WebRep") through a merger in which 2Can was the surviving corporation. The members of WebRep received a majority of the voting interest in the combined entity, and accordingly, WebRep was the acquiring company for accounting purposes. The transaction was recorded as a reverse acquisition whereby the members' ownership interests of WebRep were adjusted for the fair value of the acquired tangible net assets of 2Can, and converted into shares of 2Can common stock in a recapitalization.

    On September 29, 1998, 2Can acquired Eisenberg Communications Group, Inc. ("ECG") for common stock valued at $6.3 million. The acquisition was accounted for using the purchase method of accounting, resulting in goodwill at the acquisition date of approximately $6.8 million. The historical unaudited results of 2Can (including WebRep) for the period from August 1, 1998 through March 10, 1999

    (CMGI's acquisition date of 2Can) and the historical unaudited results of ECG for the period from August 1, 1998 through September 29, 1999 (2Can's acquisition date of ECG) are presented below:

                                                    ADSMART ACQUISITIONS
                                  (FROM AUGUST 1, 1998 -- MARCH 10, 1999, THE PERIOD PRIOR
                                           TO THE INCLUSION WITH ADSMART RESULTS)
                                  ---------------------------------------------------------
                                     2CAN          ECG         ADJUSTMENTS         TOTAL
                                  ----------     --------     --------------     ----------
                                                       (IN THOUSANDS)
Revenue.........................   $ 2,304        $  66            $ --           $ 2,370
Cost of revenue.................     1,613           --              --             1,613
                                   -------        -----            ----           -------
     Gross profit...............       691           66              --               757
                                   -------        -----            ----           -------
Operating expenses:
  Selling and marketing.........     1,396           98              --             1,494
  General and administrative....     3,954           73              --             4,027
  Stock compensation............       990           --              --               990
  Amortization of goodwill and
     other intangibles..........       601           --              --               601
                                   -------        -----            ----           -------
     Total operating expenses...     6,941          171              --             7,112
                                   -------        -----            ----           -------
Loss from operations............    (6,250)        (105)             --            (6,355)
Other expense...................      (146)          (2)             --              (148)
                                   -------        -----            ----           -------
Net loss........................   $(6,396)       $(107)           $ --           $(6,503)
                                   =======        =====            ====           =======

(h) Represents the elimination of intercompany revenues and cost of revenues.

(i) Reflects amortization of goodwill and other intangible assets of $286,995 (per the allocation in (a) in Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet) that would have been recorded by CMGI, and later by Engage, had the Flycast acquisition occurred at the beginning of the period presented. In addition, represents $3,714 of additional goodwill amortization expense related to CMGI's acquisition of 2Can. The pro forma adjustment is based on the assumption that the entire amount identified as goodwill and other intangible assets in the Flycast acquisition will be amortized over a three year period. CMGI has not yet completed the valuation of the actual intangible assets acquired in August 1999. When completed, certain amounts identified as intangible assets may be amortized over periods other than the three-year period represented in the pro forma statement of operations. Additionally, a portion of the purchase price may be identified as in-process research and development ("IPRD"). Any amount identified as IPRD will be charged to operations by CMGI and later by Engage.

(j) Since the pro forma statement of operations results in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations per common share is computed by dividing the loss from continuing operations by the weighted average number of common shares outstanding. Under the terms of the Agreement and Plan of Merger and Contribution the ("Agreement"), the maximum number of Engage common shares issuable to CMGI is 64,997,634. The number of Engage common shares issuable to CMGI is subject to reduction, based on a formula defined in the Agreement, for the number of outstanding Adsmart and Flycast stock options which may convert into Engage stock options. Flycast employees received CMGI stock options upon CMGI's closing the Flycast acquisition; Flycast employees may elect to convert their CMGI stock options into Engage stock options upon the closing of the acquisition. Adsmart employees are required to convert their outstanding Adsmart stock options into Engage stock options upon the closing of the acquisition. All option conversions will be based on the conversion ratios as defined in the Agreement. The calculation of the pro forma weighted average number of common shares outstanding assumes that Engage issued 64,997,634 shares for Adsmart and Flycast at the beginning of the period presented.

                           ENGAGE TECHNOLOGIES, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                PRO FORMA
                                                                         -----------------------
                                                   ENGAGE     ADSMART    ADJUSTMENTS     TOTAL
                                                  --------    -------    -----------    --------
Revenue:
  Product revenue...............................  $  1,945    $   354      $    --      $  2,299
  Services and support revenue..................       272         --           --           272
                                                  --------    -------      -------      --------
     Total revenue..............................     2,217        354           --         2,571
                                                  --------    -------      -------      --------
Cost of revenue:
  Cost of product revenue.......................       185      2,537           --         2,722
  Cost of services and support revenue..........     2,053         --           --         2,053
                                                  --------    -------      -------      --------
     Total cost of revenue......................     2,238      2,537           --         4,775
                                                  --------    -------      -------      --------
     Gross profit (loss)........................       (21)    (2,183)          --        (2,204)
                                                  --------    -------      -------      --------
Operating expenses:
  In-process research and development...........     9,200         --       (9,200)(a)        --
  Research and development......................     5,859        961           --         6,820
  Selling and marketing.........................     4,015      2,318           --         6,333
  General and administrative....................     1,993      1,131           --         3,124
  Stock compensation............................       426         --           --           426
  Amortization of goodwill and other
     intangibles................................     1,391         --           --         1,391
                                                  --------    -------      -------      --------
     Total operating expenses...................    22,884      4,410       (9,200)       18,094
                                                  --------    -------      -------      --------
Loss from operations............................   (22,905)    (6,593)       9,200       (20,298)
Other income (expense):
  Gain on sale of product rights................     9,240         --           --         9,240
  Other income (expense), net...................      (172)       (95)          --          (267)
                                                  --------    -------      -------      --------
Net loss........................................  $(13,837)   $(6,688)     $ 9,200      $(11,325)
                                                  ========    =======      =======      ========
Pro forma basic and diluted net loss per
  share.........................................  $  (0.41)                             $  (0.25)(b)
                                                  ========                              ========

Pro forma weighted average number of basic and
  diluted shares outstanding....................    33,500                                44,724(b)
                                                  ========                              ========

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998

(a) Adjustment to in-process research and development reflects the elimination of $9.2 million expensed to in-process research and development ("IPRD") related to the acquisition of Accipiter in April 1998.

(b) Since the pro forma statement of operations results in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations is computed by dividing the loss from continuing operations by the weighted average number of common shares outstanding. Under the terms of the Agreement and Plan of Merger and Contribution the ("Agreement"), the maximum number of Engage common shares issuable to CMGI for Adsmart is 11,223,704. The number of Engage common shares issuable to CMGI is subject to reduction, based on a formula defined in the Agreement, for the number of outstanding Adsmart stock options which may convert into Engage stock options. Adsmart employees are required to convert their outstanding Adsmart stock options into Engage stock options upon the closing of the acquisition. All option conversions will be based on the conversion ratios as defined in the Agreement. For purposes of the Unaudited Pro Forma financial statements, the calculation of the pro forma weighted average number of common shares outstanding assumes that Engage issued 11,223,704 shares for Adsmart at the beginning of the period presented.

                           ENGAGE TECHNOLOGIES, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1997
                                 (IN THOUSANDS)

                                                                                PRO FORMA
                                                                         -----------------------
                                                   ENGAGE     ADSMART    ADJUSTMENTS     TOTAL
                                                  --------    -------    -----------    --------
Revenue:
  Product revenue...............................  $     25    $    15      $   --       $     40
  Services and support revenue..................        --         --          --             --
                                                  --------    -------      ------       --------
     Total revenue..............................        25         15          --             40
                                                  --------    -------      ------       --------
Cost of revenue:
  Cost of product revenue.......................        31        939          --            970
  Cost of services and support revenue..........        --         --          --             --
                                                  --------    -------      ------       --------
     Total cost of revenue......................        31        939          --            970
                                                  --------    -------      ------       --------
     Gross loss.................................        (6)      (924)         --           (930)
                                                  --------    -------      ------       --------
Operating expenses:
  Research and development......................     7,261      1,359          --          8,620
  Selling and marketing.........................     1,566      1,710          --          3,276
  General and administrative....................     1,429        658          --          2,087
                                                  --------    -------      ------       --------
     Total operating expenses...................    10,256      3,727          --         13,983
                                                  --------    -------      ------       --------
Net loss........................................  $(10,262)   $(4,651)     $   --       $(14,913)
                                                  ========    =======      ======       ========

                 AGREEMENT AND PLAN OF MERGER AND CONTRIBUTION

                                  BY AND AMONG

      CMGI, INC., ADSMART CORPORATION, FLYCAST COMMUNICATIONS CORPORATION

                                      AND

                   ENGAGE TECHNOLOGIES, INC., AND FCET CORP.

                                JANUARY 19, 2000

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I -- THE MERGER.................................................   A-5
  1.1       The Merger..................................................   A-5
  1.2       The Merger Closing..........................................   A-5
  1.3       Actions at the Merger Closing...............................   A-5
  1.4       Additional Action...........................................   A-5
  1.5       Conversion of Shares........................................   A-5
  1.6       Dissenting Shares...........................................   A-6
  1.7       Fractional Shares...........................................   A-6
  1.8       Options.....................................................   A-7
  1.9       Conversion of Notes Held by CMGI............................   A-7
  1.10      Conversion of Preferred Stock...............................   A-7
  1.11      Notes.......................................................   A-7
  1.12      Certificate of Incorporation and By-laws....................   A-7
  1.13      No Further Rights...........................................   A-7
  1.14      Closing of Transfer Books...................................   A-8
ARTICLE II -- THE CONTRIBUTION..........................................   A-8
  2.1       The Contribution............................................   A-8
  2.2       The Contribution Closing....................................   A-8
  2.3       Actions at the Contribution Closing.........................   A-8
  2.4       Conversion of Shares........................................   A-8
  2.5       Options.....................................................   A-8
  2.6       InterStep Escrow............................................   A-9
ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF CMGI...................   A-9
  3.1       Organization, Qualification and Corporate Power.............   A-9
  3.2       Authorization...............................................   A-9
  3.3       Noncontravention............................................   A-9
  3.4       No Broker...................................................   A-9
  3.5       Investment..................................................   A-9
ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF CMGI AND ADSMART AS TO
             ADSMART....................................................  A-10
  4.1       Organization, Qualification and Corporate Power.............  A-10
  4.2       Capitalization..............................................  A-10
  4.3       Authorization of Transaction................................  A-11
  4.4       Noncontravention............................................  A-11
  4.5       Subsidiaries................................................  A-11
  4.6       Financial Statements........................................  A-12
  4.7       Absence of Certain Changes..................................  A-12
  4.8       Undisclosed Liabilities.....................................  A-12
  4.9       Tax Matters.................................................  A-12
  4.10      Assets......................................................  A-13
  4.11      Owned Real Property.........................................  A-13
  4.12      Real Property Leases........................................  A-13
  4.13      Intellectual Property.......................................  A-13
  4.14      Contracts...................................................  A-14
  4.15      Insurance...................................................  A-15
  4.16      Litigation..................................................  A-15
  4.17      Employees...................................................  A-15

                                                                          PAGE
                                                                          ----
  4.18      Employee Benefits...........................................  A-16
  4.19      Environmental Matters.......................................  A-17
  4.20      Legal Compliance............................................  A-17
  4.21      Permits.....................................................  A-17
  4.22      Business Activity Restrictions..............................  A-18
  4.23      Year 2000 Compliance........................................  A-18
  4.24      Customers...................................................  A-19
  4.25      Absence of Improper Payments................................  A-19
  4.26      Brokers' Fees...............................................  A-19
  4.27      Proxy Statement.............................................  A-19
ARTICLE V -- REPRESENTATIONS AND WARRANTIES OF CMGI AND FLYCAST AS TO
            FLYCAST.....................................................  A-19
  5.1       Flycast Merger Agreement....................................  A-19
  5.2       Capitalization..............................................  A-20
  5.3       Flycast-CMGI Option.........................................  A-20
  5.4       Non-competition Agreements..................................  A-20
  5.5       Intercompany Balance........................................  A-20
ARTICLE VI -- REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE
             TRANSITORY SUBSIDIARY......................................  A-20
  6.1       Organization, Qualification and Corporate Power.............  A-20
  6.2       Capitalization..............................................  A-21
  6.3       Authorization of Transaction................................  A-21
  6.4       Noncontravention............................................  A-21
  6.5       Reports and Financial Statements............................  A-21
  6.6       Absence of Material Adverse Change..........................  A-22
  6.7       Litigation..................................................  A-22
  6.8       Interim Operations of the Transitory Subsidiary.............  A-22
  6.9       Brokers' Fees...............................................  A-22
  6.10      Proxy Statement.............................................  A-22
ARTICLE VII -- COVENANTS................................................  A-22
  7.1       Closing Efforts.............................................  A-22
  7.2       Governmental and Third-Party Notices and Consents...........  A-22
  7.3       Operation of Adsmart and Flycast Businesses.................  A-23
  7.4       Expenses....................................................  A-25
  7.5       Indemnification.............................................  A-25
  7.6       Listing of Merger Shares....................................  A-25
  7.7       Rights Arising From Prior Acquisitions......................  A-25
  7.8       Buyer Management Agreement..................................  A-26
  7.9       Non-Solicitation............................................  A-26
ARTICLE VIII -- CONDITIONS TO CLOSING...................................  A-26
  8.1       Condition to Each Party's Obligations.......................  A-26
            Conditions to Obligations of the Buyer and the Transitory
  8.2       Subsidiary..................................................  A-26
  8.3       Conditions to Obligations of CMGI and Adsmart...............  A-27
ARTICLE IX -- INDEMNIFICATION...........................................  A-27
  9.1       Indemnification by CMGI.....................................  A-27
  9.2       Indemnification Claims......................................  A-27
  9.3       Survival of Representations and Warranties..................  A-29
  9.4       Limitations.................................................  A-29

                                                                          PAGE
                                                                          ----
ARTICLE X -- TERMINATION................................................  A-30
  10.1      Termination of Agreement....................................  A-30
  10.2      Effect of Termination.......................................  A-30
ARTICLE XI -- DEFINITIONS...............................................  A-30
ARTICLE XII -- MISCELLANEOUS............................................  A-33
  12.1      Press Releases and Announcements............................  A-33
  12.2      No Third Party Beneficiaries................................  A-33
  12.3      Entire Agreement............................................  A-33
  12.4      Succession and Assignment...................................  A-33
  12.5      Counterparts Facsimile Signature............................  A-33
  12.6      Headings....................................................  A-33
  12.7      Notices.....................................................  A-33
  12.8      Governing Law...............................................  A-34
  12.9      Amendments and Waivers......................................  A-34
  12.10     Severability................................................  A-34
  12.11     Construction................................................  A-34

                          AGREEMENT AND PLAN OF MERGER

     Agreement entered into as of January 19, 2000 by and among Engage Technologies, Inc., a Delaware corporation (the "Buyer"), FCET Corp., a Delaware corporation and a wholly-owned subsidiary of Buyer (the "Transitory Subsidiary"), CMGI, Inc., a Delaware corporation ("CMGI"), ADSmart Corporation, a Delaware corporation ("Adsmart") and Flycast Communications Corporation, a Delaware corporation ("Flycast"). The Buyer, the Transitory Subsidiary, CMGI and Adsmart are referred to collectively herein as the "Parties."

     This Agreement contemplates (i) a merger of the Transitory Subsidiary into Adsmart, pursuant to which the stockholders of Adsmart will receive common stock of Buyer in exchange for their capital stock and (ii) a contribution of all of the outstanding shares of common stock of Flycast by CMGI to Buyer in exchange for shares of common stock of Buyer.

     Now, therefore, in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

                                   ARTICLE I

                                   THE MERGER

     1.1 The Merger. Upon and subject to the terms and conditions of this Agreement, the Transitory Subsidiary shall merge with and into Adsmart (with such merger referred to herein as the "Merger") at the Effective Time (as defined below). From and after the Effective Time, the separate corporate existence of the Transitory Subsidiary shall cease and Adsmart shall continue as the surviving corporation in the Merger (the "Surviving Corporation"). The "Effective Time" shall be the time at which the Surviving Corporation files a certificate of merger or other appropriate documents prepared and executed in accordance with Section 251(c) of the Delaware General Corporation Law (the "Certificate of Merger") with the Secretary of State of the State of Delaware. The Merger shall have the effects set forth in Section 259 of the Delaware General Corporation Law.

     1.2 The Merger Closing. The closing of the Merger (the "Merger Closing") shall take place at the offices of Hale and Dorr LLP in Boston, Massachusetts, on a date agreed upon by CMGI and Buyer, which shall not be later than three business days after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the Parties) set forth in Article VIII hereof (the "Closing Date"). The Merger Closing shall take place concurrently with and is conditioned upon the Contribution Closing (as defined below).

     1.3  Actions at the Merger Closing.  At the Merger Closing:

          (a) the Surviving Corporation shall file with the Secretary of State of the State of Delaware the Certificate of Merger;

          (b) each of the stockholders of record of Adsmart immediately prior to the Effective Time (the "Adsmart Stockholders") shall deliver to the Buyer the certificate(s) representing his, her or its Adsmart Shares (as defined below), and

          (c) the Buyer shall deliver certificates for the Merger Shares (as defined below) to each Adsmart Stockholder in accordance with Section 1.5.

     1.4 Additional Action. The Surviving Corporation may, at any time after the Effective Time, take any action, including executing and delivering any document, in the name and on behalf of either Adsmart or the Transitory Subsidiary, in order to consummate the transactions contemplated by this Agreement.

     1.5 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

          (a) Each share of common stock, $.01 par value per share, of Adsmart ("Adsmart Common Shares") issued and outstanding immediately prior to the Effective Time (other than Adsmart Common

     Shares owned beneficially by the Buyer or the Transitory Subsidiary, Dissenting Shares (as defined below) and Adsmart Common Shares held in Adsmart's treasury) shall be converted into and represent the right to receive such number of shares (the "Merger Shares") of common stock, $.01 par value per share, of the Buyer ("Buyer Common Stock") as is determined by dividing 5,611,852 by the sum of the number of Adsmart Common Shares outstanding immediately prior to the Effective Time and the number of Adsmart Common Shares subject to outstanding Adsmart Options (as defined below) immediately prior to the Effective Time (the "Conversion Ratio").

          (b) The Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting the Buyer Common Stock between the date of this Agreement and the Effective Time.

          (c) Each Adsmart Share held in Adsmart's treasury immediately prior to the Effective Time and each Adsmart Share owned beneficially by the Buyer or the Transitory Subsidiary shall be cancelled and retired without payment of any consideration therefor.

          (d) Each share of common stock, $.01 par value per share, of the Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and thereafter evidence one share of common stock, $.01 par value per share, of the Surviving Corporation.

     1.6  Dissenting Shares.

     (a) For purposes of this Agreement, "Dissenting Shares" means Adsmart Common Shares held as of the Effective Time by an Adsmart Stockholder who has not voted such Adsmart Common Shares in favor of the adoption of this Agreement and the Merger and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 262 of the Delaware General Corporation Law and not effectively withdrawn or forfeited prior to the Effective Time. Dissenting Shares shall not be converted into or represent the right to receive shares of Buyer Common Stock in the Merger, unless such Adsmart Stockholder shall have forfeited his, her or its right to appraisal under the Delaware General Corporation Law or properly withdrawn, his, her or its demand for appraisal. If such Adsmart Stockholder has so forfeited or withdrawn his, her or its right to appraisal of Dissenting Shares, then (i) as of the occurrence of such event, such holder's Dissenting Shares shall cease to be Dissenting Shares and shall be converted into and represent the right to receive the shares of Buyer Common Stock issuable in respect of such Adsmart Common Shares pursuant to
Section 1.5, and (ii) promptly following the occurrence of such event, the Buyer shall deliver to the holder thereof a certificate representing shares of Buyer Common Stock to which such holder is entitled pursuant to Section 1.5.

     (b) Adsmart shall give the Buyer (i) prompt notice of any written demands for appraisal of any Adsmart Common Shares, withdrawals of such demands, and any other instruments that relate to such demands received by Adsmart and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the Delaware General Corporation Law. Adsmart shall not, except with the prior written consent of the Buyer, make any payment with respect to any demands for appraisal of Adsmart Common Shares or offer to settle or settle any such demands.

     1.7 Fractional Shares. No certificates or scrip representing fractional shares shall be issued to former Adsmart Stockholders upon the surrender for exchange of certificates, and such former Adsmart Stockholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Buyer with respect to any fractional shares that would have otherwise been issued to such former Adsmart Stockholders. In lieu of any fractional shares that would have otherwise been issued, each former Adsmart Stockholder that would have been entitled to receive a fractional share shall, upon proper surrender of such person's certificates, receive a cash payment equal to the closing price per share of the Buyer Common Stock on the Nasdaq National Market, as reported by Nasdaq, on the business day immediately preceding the Closing Date, multiplied by the fraction of a share that such Adsmart Stockholder would otherwise be entitled to receive.

     1.8  Options.

     (a) As of the Effective Time, all options to purchase Adsmart Common Shares issued by Adsmart pursuant to its stock option plans or otherwise ("Adsmart Options"), whether vested or unvested, shall be assumed by the Buyer. Immediately after the Effective Time, each Adsmart Option outstanding immediately prior to the Effective Time shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Adsmart Option at the Effective Time, such number of shares of Buyer Common Stock as is equal to the number of Adsmart Common Shares subject to the unexercised portion of such Adsmart Option multiplied by the Conversion Ratio (with any fraction resulting from such multiplication to be rounded down to the nearest whole number). The exercise price per share of each such assumed Adsmart Option shall be equal to the exercise price of such Adsmart Option immediately prior to the Effective Time, divided by the Conversion Ratio (rounded up to the nearest whole cent). The term, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986 (as amended, the "Code"), if applicable, and all of the other terms of Adsmart Options shall otherwise remain unchanged.

     (b) As soon as practicable after the Effective Time, the Buyer or the Surviving Corporation shall deliver to the holders of Adsmart Options appropriate notices setting forth such holders' rights pursuant to such Adsmart Options, as amended by this Section 1.8, and the agreements evidencing such Adsmart Options shall continue in effect on the same terms and conditions (subject to the amendments provided for in this Section 1.8 and such notice).

     (c) The Buyer shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Buyer Common Stock for delivery upon exercise of Adsmart Options assumed in accordance with this Section 1.8. As soon as practicable after the Effective Time (subject to the availability of all required financial statements), the Buyer shall file a Registration Statement on Form S-8 (or any successor form) under the Securities Act of 1933 (as amended, the "Securities Act") with respect to all shares of Buyer Common Stock subject to such Adsmart Options that may be registered on a Form S-8, and shall use reasonable efforts to maintain the effectiveness of such Registration Statement for so long as such Adsmart Options remain outstanding.

     1.9 Conversion of Notes Held by CMGI. Prior to the Effective Time, CMGI shall convert all of the convertible promissory notes of Adsmart held by it into shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Adsmart Series B Preferred Stock"), of Adsmart.

     1.10 Conversion of Preferred Stock. Prior to the Effective Time, CMGI shall convert all of its shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Adsmart Series A Preferred Stock"), and the Adsmart Series B Preferred Stock (collectively, the "Adsmart Preferred Shares") into Adsmart Common Shares.

     1.11  [Reserved]

     1.12  Certificate of Incorporation and By-laws.

     (a) The Certificate of Incorporation of the Surviving Corporation immediately following the Effective Time shall be the same as the Certificate of Incorporation of the Transitory Subsidiary immediately prior to the Effective Time, except that (1) the name of the corporation set forth therein shall be changed to the name of Adsmart and (2) the identity of the incorporator shall be deleted.

     (b) The By-laws of the Surviving Corporation immediately following the Effective Time shall be the same as the By-laws of the Transitory Subsidiary immediately prior to the Effective Time, except that the name of the corporation set forth therein shall be changed to the name of Adsmart.

     1.13 No Further Rights. From and after the Effective Time, no Adsmart Common Shares shall be deemed to be outstanding, and holders of certificates therefor shall cease to have any rights with respect thereto, except as provided herein or by law.

     1.14 Closing of Transfer Books. At the Effective Time, the stock transfer books of Adsmart shall be closed and no transfer of Adsmart Common Shares shall thereafter be made.

                                   ARTICLE II

                                THE CONTRIBUTION

     2.1 The Contribution. Upon and subject to the terms and conditions of this Agreement, CMGI shall contribute to the Buyer all of the outstanding shares of common stock, $.01 par value, of Flycast ("Flycast Common Stock") in exchange for shares of Buyer Common Stock, at the Contribution Closing (as defined below) (the "Contribution"). The Contribution is intended to qualify as a transaction under Section 351 of the Code.

     2.2 The Contribution Closing. The closing of the Contribution (the "Contribution Closing") shall take place concurrently with and is conditioned upon the Merger Closing. The Contribution Closing and Merger Closing are referred to collectively as the "Closing."

     2.3  Actions at the Contribution Closing.  At the Contribution Closing:

          (a) CMGI shall deliver to Buyer a stock certificate for all of the then outstanding shares of Flycast Common Stock; and

          (b) Buyer shall deliver a certificate for the Contribution Shares (as defined below) to CMGI (or any designated subsidiary thereof).

     2.4 Conversion of Shares. At the Contribution Closing, Buyer shall issue to CMGI 26,886,965 shares of Buyer Common Stock (the "Contribution Shares"). The number of Contribution Shares shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting the Buyer Common Stock between the date of this Agreement and the date of the Contribution Closing.

     2.5 Options. If (i) prior to the Closing any of the employees and consultants of Flycast holding options to purchase shares of CMGI Common Stock ("Flycast-CMGI Options") elect to exchange, with the consent of CMGI and Buyer, such options for options to purchase Buyer Common Stock upon terms mutually acceptable to CMGI and the Buyer or (ii) following the Closing Date any such Flycast-CMGI Options expire unexercised, in whole or in part, CMGI shall be obligated to deliver to the Buyer a number of shares of Buyer Common Stock equal to the number of shares of CMGI Common Stock subject to the exchanged or expired option multiplied by 1.441, rounded down to the nearest share. In addition, upon any exercise of a Flycast-CMGI Option that has not been exchanged for an option to purchase shares of Buyer Common Stock, CMGI shall deliver to Buyer the amount of the exercise price received by CMGI upon such exercise. If such exercise price is paid in cash, CMGI shall deliver the amount of such exercise price to Buyer in cash. If the amount of such exercise price is paid to CMGI through surrender of shares of CMGI Common Stock or any other method, CMGI shall deliver the amount of such exercise price in the form of shares of Buyer Common Stock valued at $77.96 per share (subject to equitable adjustment for any stock splits, stock dividends or other recapitalizations or exchanges affecting such shares). Commencing on the last day of the first fiscal quarter of CMGI ending after the Closing Date and on the last day of each fiscal quarter of CMGI thereafter, CMGI shall deliver to the Buyer the shares of Buyer Common Stock and any exercise price required to be delivered to the Buyer pursuant to this
Section 2.5. If CMGI is required to deliver any shares of Buyer Common Stock to Buyer hereunder, it shall concurrently deliver to Buyer any dividends or distributions received by it with respect to such shares or any securities into which such shares have been changed, recapitalized or reclassified. Notwithstanding the foregoing, if any Flycast-CMGI Option is exercised for shares of CMGI Common Stock after any merger, consolidation, sale of assets or other similar transaction in which more than 50% of the outstanding shares of Buyer Common Stock are exchanged for stock, cash or other property of an acquiring or successor entity (an "Engage Sale"), then upon such exercise, CMGI shall cause to be delivered to Buyer (or its successor), in lieu of shares of Buyer Common Stock, the stock, cash or other property issued in such

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Engage Sale with respect to the number of shares of Buyer Common Stock otherwise deliverable by CMGI under this Section 2.5.

     2.6 InterStep Escrow. To the extent that after the Closing, any shares of CMGI Common Stock held in escrow under the Escrow Agreement dated as of August 30, 1999 by and between Flycast, the representatives of certain shareholders of InterStep, Inc. ("InterStep") and others are released to Flycast from such escrow, Flycast shall deliver and transfer all of such shares to CMGI in exchange for the transfer and delivery by CMGI to Buyer of a number of shares of Buyer Common Stock equal to the number of shares of CMGI Common Stock so transferred, multiplied by 1.441.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF CMGI

     CMGI represents and warrants to the Buyer that the statements contained in this Article III are true and correct.

     3.1 Organization, Qualification and Corporate Power. CMGI is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Delaware. CMGI is duly qualified to conduct business and is in corporate and tax good standing under the laws of the Commonwealth of Massachusetts. CMGI has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     3.2 Authorization. CMGI has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by CMGI of this Agreement and the consummation by CMGI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of CMGI. This Agreement has been duly and validly executed and delivered by CMGI and constitutes a valid and binding obligation of CMGI, enforceable against CMGI in accordance with its terms.

     3.3 Noncontravention. Subject to the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery by CMGI of this Agreement, nor the consummation by CMGI of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of CMGI, (b) require on the part of CMGI any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which CMGI is a party or by which CMGI is bound or to which any of its assets is subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a CMGI Material Adverse Effect (as defined below) and would not adversely affect the consummation of the transactions contemplated hereby or (ii) any notice, consent or waiver the absence of which would not have a CMGI Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to CMGI or any of its properties or assets. For purposes of this Agreement, "CMGI Material Adverse Effect" means a material adverse effect on the assets, business, condition (financial or otherwise), or results of operations of CMGI and its subsidiaries, taken as whole.

     3.4 No Broker. None of CMGI, Adsmart or Flycast has entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Adsmart, Flycast or Buyer to pay any fee or commission to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

     3.5 Investment. CMGI is acquiring shares of Buyer Common Stock pursuant to Merger and Contribution for investment and not with a view to the distribution thereof.

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                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF CMGI
                           AND ADSMART AS TO ADSMART

     CMGI and Adsmart represent and warrant to the Buyer that the statements contained in this Article IV are true and correct, except as set forth in the disclosure schedule provided by CMGI and Adsmart to the Buyer on the date hereof and accepted in writing by the Buyer (the "Disclosure Schedule"). The Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV, and the disclosures in any paragraph of the Disclosure Schedule shall qualify other paragraphs in this
Article IV only to the extent it is clear from a reading of the disclosure that such disclosure is applicable to such other paragraphs. For purposes of this
Article IV, the phrase "to the knowledge of Adsmart" or any phrase of similar import shall be deemed to refer to matters which the executive officers of Adsmart actually know.

     4.1 Organization, Qualification and Corporate Power. Adsmart is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the State of Delaware. Adsmart is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have an Adsmart Material Adverse Effect (as defined below). Adsmart has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Adsmart has furnished to the Buyer complete and accurate copies of its Restated Certificate of Incorporation and Amended and Restated By-laws. For purposes of this Agreement, "Adsmart Material Adverse Effect" means a material adverse effect on the assets, business, condition (financial or otherwise) or results of operations of Adsmart and its Subsidiaries (as defined below), taken as a whole, excluding any material adverse effect (a) demonstrably shown to have been proximately caused by the public announcement of this Agreement or any of the transactions contemplated thereby, or (b) arising or resulting from general industry, economic or stock market conditions that affect Adsmart (or the markets in which Adsmart competes) in a manner not disproportionate to the manner in which such conditions affect other companies in the industries or markets in which Adsmart competes.

     4.2  Capitalization.  The authorized capital stock of Adsmart consists of
(a) 160,000,000 Adsmart Common Shares, of which, as of the date of this Agreement, 749,910 shares were issued and outstanding and no shares were held in the treasury of Adsmart and (b) 15,000,000 Adsmart Preferred Shares, of which
(i) 800,000 shares have been designated as Adsmart Series A Preferred Stock, of which, as of the date of this Agreement, all shares were issued and outstanding and (ii) 14,200,000 shares have been designated as Adsmart Series B Preferred Stock, of which, as of the date of this Agreement, none of which shares were issued and outstanding. Section 4.2 of the Disclosure Schedule sets forth a complete and accurate list of (i) all stockholders of Adsmart, indicating the number and class or series of shares held by each stockholder and (for shares other than Adsmart Common Shares) the number of Adsmart Common Shares (if any) into which such shares are convertible, (ii) all outstanding Adsmart Options, indicating (A) the holder thereof, (B) the number and class or series of Adsmart Shares subject to each Adsmart Option and (for Adsmart Common Shares other than Common Shares) the number of Adsmart Common Shares (if any) into which such Adsmart Company Shares are convertible, (C) the exercise price, date of grant, vesting schedule and expiration date for each Adsmart Option, and (D) any terms regarding the acceleration of vesting, and (iii) all stock option plans and other stock or equity-related plans of Adsmart. All of the issued and outstanding Adsmart Common Shares are, and all Adsmart Common Shares that may be issued upon exercise of Adsmart Options or Adsmart Warrants will be (upon issuance in accordance with their terms), duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. Other than Adsmart Options listed in Section 4.2 of the Disclosure Schedule, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which Adsmart is a party or which are binding upon Adsmart providing for the issuance or redemption of any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to Adsmart. There are no agreements to which Adsmart is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies),

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registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or "drag-along" rights) of any securities of Adsmart. To the knowledge of Adsmart, there are no agreements among other parties, to which Adsmart is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or "drag-along" rights) of any securities of Adsmart.

     4.3 Authorization of Transaction. Adsmart has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Adsmart of this Agreement and, subject to the adoption of this Agreement and approval of the Merger by a majority of the votes represented by the outstanding Adsmart Company Shares entitled to vote on this Agreement and the Merger ("Adsmart Stockholder Approval"), the consummation by Adsmart of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Adsmart. This Agreement has been duly and validly executed and delivered by Adsmart and constitutes a valid and binding obligation of Adsmart, enforceable against Adsmart in accordance with its terms.

     4.4 Noncontravention. Subject to the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery by Adsmart of this Agreement, nor the consummation by Adsmart of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Restated Certificate of Incorporation or Amended and Restated By-laws of Adsmart or the charter, By-laws or other organizational document of any Subsidiary (as defined below), (b) require on the part of Adsmart or any Subsidiary any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which Adsmart or any Subsidiary is a party or by which Adsmart or any Subsidiary is bound or to which any of their assets is subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have an Adsmart Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (ii) any notice, consent or waiver the absence of which would not have an Adsmart Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby, (d) result in the imposition of any Security Interest (as defined below) upon any assets of Adsmart or any Subsidiary or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Adsmart, any Subsidiary or any of their properties or assets. For purposes of this Agreement: "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic's, materialmen's, and similar liens, (ii) liens arising under worker's compensation, unemployment insurance, social security, retirement, and similar legislation, and (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business (as defined below) of Adsmart and not material to Adsmart; and "Ordinary Course of Business" means the ordinary course of Adsmart's business, consistent with past custom and practice.

     4.5  Subsidiaries.

     (a) Section 4.5 of the Disclosure Schedule sets forth: (i) the name of each corporation, partnership, joint venture or other entity in which Adsmart has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or other equity interests therein (individually, a "Subsidiary" and, collectively, the "Subsidiaries"); (ii) the number and type of outstanding equity securities of each Subsidiary and a list of the holders thereof; (iii) the jurisdiction of organization of each Subsidiary; (iv) the names of the officers and directors of each Subsidiary; and (v) the jurisdictions in which each Subsidiary is qualified or holds licenses to do business as a foreign corporation.

     (b) Each Subsidiary is a corporation duly organized, validly existing and in corporate and tax good standing under the laws of the jurisdiction of its incorporation. Each Subsidiary is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to

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be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have an Adsmart Material Adverse Effect. Each Subsidiary has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Adsmart has delivered to the Buyer complete and accurate copies of the charter, By-laws or other organizational documents of each Subsidiary. No Subsidiary is in default under or in violation of any provision of its charter, By-laws or other organizational documents. All of the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All shares of each Subsidiary that are held of record or owned beneficially by either Adsmart or any Subsidiary are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, Security Interests, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which Adsmart or any Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary.

     (c) Adsmart does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a Subsidiary.

     4.6 Financial Statements. Adsmart has provided to the Buyer (a) the unaudited consolidated balance sheets and statements of income, changes in stockholders' equity and cash flows of Adsmart as of and for each of the last two fiscal years; and (b) the unaudited consolidated balance sheet and statements of income, changes in stockholders' equity and cash flows as of and for the three months ended as of October 31, 1999 (the "Most Recent Balance Sheet Date") (collectively, the "Adsmart Financial Statements"). Prior to the Closing, Adsmart shall provide to the Buyer the audited financial statements shown on Section 4.6 of the Disclosure Schedule (the "Adsmart Audited Financial Statements"), which shall include an audited balance sheet of Adsmart as of October 31, 1999 (the "Most Recent Audited Balance Sheet"). Any Adsmart Audited Financial Statements (i) shall be prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the period presented (except with respect to the notes to such financial statements) and (ii) shall fairly present the consolidated financial position of Adsmart and its Subsidiaries as of such dates and the consolidated results of its operations and cash flows for the periods indicated, except for the interim financial statements shall be subject to the normal and recurring year and adjustments which are not expected to be material in amount.

     4.7  Absence of Certain Changes.  Since the Most Recent Balance Sheet Date,
(a) there has occurred no event or development which has had, or could reasonably be expected to have in the future, an Adsmart Material Adverse Effect, and (b) neither Adsmart nor any Subsidiary has taken any of the actions set forth in paragraphs (a) through (l) of Section 7.3.

     4.8 Undisclosed Liabilities. None of Adsmart and its Subsidiaries has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the Most Recent Audited Balance Sheet, (b) liabilities which have arisen since the date of the Most Recent Audited Balance Sheet (the "Most Recent Audited Balance Sheet Date") in the Ordinary Course of Business and
(c) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

     4.9  Tax Matters.

     (a) For purposes of this Agreement, the following terms shall have the following meanings:

          (i) "Taxes" means all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits,

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     license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

          (ii) "Tax Returns" means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

     (b) Each of Adsmart and the Subsidiaries has filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were correct and accurate, except for any errors and omissions that would not, individually or in the aggregate, have an Adsmart Material Adverse Effect. Each of Adsmart and the Subsidiaries has paid on a timely basis all Taxes that were due and payable. The unpaid Taxes of Adsmart and the Subsidiaries for tax periods through the Most Recent Balance Sheet Date do not exceed in any material respect the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Most Recent Balance Sheet. All Taxes that Adsmart or any Subsidiary is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

     (c) No examination or audit of any Tax Return of Adsmart or any Subsidiary by any Governmental Entity is currently in progress or, to the knowledge of Adsmart, threatened or contemplated. Neither Adsmart nor any Subsidiary has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

     4.10 Assets. Each of Adsmart and the Subsidiaries owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of Adsmart or any Subsidiary (tangible or intangible) is subject to any Security Interest.

     4.11 Owned Real Property. Neither Adsmart nor or any Subsidiary currently owns or, to the knowledge of Adsmart, has ever owned any real property.

     4.12 Real Property Leases. Section 4.12 of the Disclosure Schedule lists all real property leased or subleased to or by Adsmart or any Subsidiary. With respect to each lease and sublease listed in Section 4.12 of the Disclosure
Schedule:

          (a) the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

          (b) the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and

          (c) neither Adsmart nor any Subsidiary nor, to the knowledge of Adsmart, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of Adsmart, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a material breach or default by Adsmart or any Subsidiary or, to the knowledge of Adsmart, any other party under such lease or sublease.

     4.13  Intellectual Property.

     (a) Adsmart and its Subsidiaries own, or are licensed or otherwise posses legally enforceable rights to use, without any obligation to make any fixed or contingent payments, including any royalty payments, all patents, trademarks, trade names, domain names, service marks and copyrights, any applications for and registrations of such patents, trademarks, trade names, domain names, service marks and copyrights, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are used or necessary to conduct the

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business of Adsmart and its Subsidiaries as currently conducted or as presently proposed to be conducted, except any whose absence would not have an Adsmart Material Adverse Effect (the "Adsmart Intellectual Property Rights").

     (b) The execution and delivery of this Agreement and consummation of the Merger and the other transactions contemplated hereby will not result in the breach of, or create on behalf of any third party the right to terminate, modify or enter into any material license, sublicense or other agreement relating to the Adsmart Intellectual Property Rights, or any license, sublicense and other agreement as to which Adsmart or any of its Subsidiaries is a party and pursuant to which Adsmart or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights or trade secrets, including software that is used in the manufacture of, incorporated in, or forms a part of any product or service sold by or expected to be sold by Adsmart or any of its Subsidiaries.

     (c) All patents, registered trademarks, service marks and copyrights which are held by Adsmart or any of its Subsidiaries and which are material to the business of Adsmart and its Subsidiaries, taken as a whole, are valid and subsisting. Adsmart and its Subsidiaries have taken reasonable measures to protect the proprietary nature of the Adsmart Intellectual Property Rights that are material to the business of Adsmart and its Subsidiaries, taken as a whole, and to maintain in confidence all trade secrets and confidential information owned or used by Adsmart or any of its Subsidiaries and that are material to the business of Adsmart and its Subsidiaries, taken as a whole. To the knowledge of Adsmart, no other person or entity is infringing, violating or misappropriating any of Adsmart Intellectual Property Rights and none of the activities or business previously or currently conducted by Adsmart or any of the Subsidiaries infringes, violates or constitutes a misappropriation of, any patents, trademarks, trade names, service marks and copyrights or any processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material of any other person or entity, except for any infringement, violation or misappropriation that would not have an Adsmart Material Adverse Effect. Neither Adsmart nor any of its Subsidiaries has received any written complaint, claim or notice alleging any such infringement, violation or misappropriation.

     4.14  Contracts.

     (a) Section 4.14 of the Disclosure Schedule lists the following agreements (written or oral) to which Adsmart or any Subsidiary is a party as of the date of this Agreement:

          (i) any agreement (or group of related agreements) for the lease of personal property from or to third parties providing for lease payments in excess of $250,000 per annum or having a remaining term longer than twelve
     (12) months;

          (ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year or (B) which involves more than the sum of $250,000 (other than (x) campaign insertion orders with customers of Adsmart entered into in the ordinary course of business and (y) standard representation agreements, which agreements have been made available to Buyer and the standard form of which is provided in
     Section 4.14 of the Disclosure Schedule);

          (iii) any agreement establishing a partnership or joint venture;

          (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) involving more than $250,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

          (v) any agreement concerning noncompetition or containing terms that stipulate Adsmart must sell its products and services to such other person on the most advantageous terms that Adsmart sells products or services to any other person;

          (vi) any employment or consulting agreement;

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          (vii) any agreement involving any officer or director of Adsmart;

          (viii) any agreement under which the consequences of a default or termination would reasonably be expected to have an Adsmart Material Adverse Effect;

     (b) Except for the agreements listed in Section 4.13 or Section 4.14 of the Disclosure Schedule, neither Adsmart nor any of its Subsidiaries is a party to or bound by any other agreement which would have to be disclosed in an annual report on Form 10-K pursuant to Item 601 of SEC Regulation S-K if Adsmart were subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (c) Section 4.14 of the Disclosure Schedule sets forth (i) a complete list of each contract or agreement to which Adsmart or any of its Subsidiaries is a party or bound with CMGI or any majority-owned subsidiary of CMGI (other than any subsidiary which is a direct, wholly-owned Subsidiary of Adsmart) which resulted in revenue or expenses of Adsmart of more than $100,000 for the year ended July 31, 1999, and (ii) the revenue recognized by Adsmart on a consolidated basis for the year ended July 31, 1999 and the three months ended October 31, 1999 as a result of such contract or agreement. Except as disclosed in Section 4.14 of the Disclosure Schedule, neither Adsmart nor any of its Subsidiaries has entered into any transaction with any officer, director or other affiliate (other than any Subsidiary which is a direct, wholly-owned Subsidiary of Adsmart) that would be subject to proxy statement disclosure pursuant to Item 404 of SEC Regulation S-K if Adsmart were subject to the reporting requirements under the Exchange Act.

     (d) Adsmart has made available to the Buyer a complete and accurate copy of each agreement listed in Section 4.13 or Section 4.14 of the Disclosure Schedule. With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither Adsmart nor any Subsidiary nor, to the knowledge of Adsmart, any other party, is in material breach or violation of, or material default under, any such agreement, and no event has occurred, is pending or, to the knowledge of Adsmart, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a material breach or default by Adsmart or any Subsidiary or, to the knowledge of Adsmart, any other party under such contract.

     4.15 Insurance. Section 4.15 of the Disclosure Schedule lists each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which Adsmart or any Subsidiary is a party. Such insurance policies are of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of Adsmart and the Subsidiaries. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy.

     4.16 Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator (a "Legal Proceeding") which is pending or, to the knowledge of Adsmart, threatened in writing against Adsmart or any Subsidiary which (a) could reasonably be expected to have an Adsmart Material Adverse Effect or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. There are no judgments, orders or decrees outstanding against Adsmart or any of its Subsidiaries.

     4.17  Employees.

     (a) Section 4.17 of the Disclosure Schedule contains a list of all employees of Adsmart and each Subsidiary whose annual rate of compensation exceeds $75,000 per year, along with the position and the annual rate of compensation of each such person. Each such employee has entered into a confidentiality/ assignment of inventions agreement with Adsmart or a Subsidiary, a copy of which has previously been delivered to the Buyer. To the knowledge of Adsmart, no officer or other key employee or group of employees has any plans to terminate employment with Adsmart or any Subsidiary.

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     (b) Neither Adsmart nor any Subsidiary is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. Adsmart has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of Adsmart or any Subsidiary.

     4.18  Employee Benefits.

     (a) For purposes of this Agreement, the following terms shall have the following meanings:

          (i) "Employee Benefit Plan" means any "employee pension benefit plan" (as defined in Section 3(2) of ERISA), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including without limitation insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation.

          (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          (iii) "ERISA Affiliate" means any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included Adsmart or a Subsidiary.

     (b) Section 4.18(b) of the Disclosure Schedule contains a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by Adsmart, any Subsidiary or any ERISA Affiliate. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and each of Adsmart, the Subsidiaries and the ERISA Affiliates has in all material respects met its obligations with respect to such Employee Benefit Plan and has made all required contributions thereto. Adsmart, each Subsidiary, each ERISA Affiliate and each Employee Benefit Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder.

     (c) There are no Legal Proceedings (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders) against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any material liability.

     (d) There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of Adsmart or any Subsidiary (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law and insurance conversion privileges under state law. The assets of each Employee Benefit Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan.

     (e) No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by Adsmart, any Subsidiary or any ERISA Affiliate that would subject Adsmart, any Subsidiary or any ERISA Affiliate to any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code.

     (f) Section 4.18(f) of the Disclosure Schedule discloses each: (i) agreement with any stockholder, director, executive officer or other key employee of Adsmart or any Subsidiary (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Adsmart or any Subsidiary of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from Adsmart or any Subsidiary that may be subject to the tax imposed by Section 4999 of the Code or included in the

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determination of such person's "parachute payment" under Section 280G of the
Code; and (iii) agreement or plan binding Adsmart or any Subsidiary, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Employee Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

     (g) All of the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended or operated since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost.

     4.19  Environmental Matters.

     (a) To the knowledge of Adsmart, each of Adsmart and the Subsidiaries has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have an Adsmart Material Adverse Effect. There is no pending or, to the knowledge of Adsmart, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving Adsmart or any Subsidiary. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution;
(iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals;
(v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; and
(vii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").

     (b) To the knowledge of Adsmart, there have been no releases of any Materials of Environmental Concern (as defined below) into the environment at any parcel of real property or any facility formerly or currently owned, operated or controlled by Adsmart or a Subsidiary. For purposes of this Agreement, "Materials of Environmental Concern" means any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

     4.20 Legal Compliance. Each of Adsmart and the Subsidiaries, and the conduct and operations of their respective businesses, are in compliance with each applicable law (including rules and regulations thereunder) of any federal, state, local or foreign government, or any Governmental Entity, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have an Adsmart Material Adverse Effect.

     4.21 Permits. Section 4.21 of the Disclosure Schedule sets forth a list of all permits, licenses, registrations, certificates, orders or approvals from any Governmental Entity (including without limitation those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property) ("Permits") issued to or held by Adsmart or any Subsidiary. Such listed Permits are the

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only Permits that are required for Adsmart and the Subsidiaries to conduct their respective businesses as presently conducted or as proposed to be conducted, except for those the absence of which, individually or in the aggregate, have not had and would not reasonably be expected to have an Adsmart Material Adverse Effect. Each such Permit is in full force and effect and, to the knowledge of Adsmart, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration. Each such Permit will continue in full force and effect immediately following the Closing.

     4.22 Business Activity Restrictions. There is no non-competition or other similar agreement, commitment, judgement, injunction or order to which Adsmart or any Subsidiary of Adsmart is a party or subject to that has or could reasonably be expected to have the effect of prohibiting or impairing the conduct of the business by Adsmart in any material respect. Adsmart has not entered into any agreement under which it is restricted in any material respect from selling, licensing or otherwise distributing any of its technology or products, or providing services to customers or potential customers or any class of customers, in any geographic area, during any period of time or any segment of the market or line of business.

     4.23  Year 2000 Compliance.

     (a) Adsmart has conducted "year 2000" audits with respect to (i) all of the internal systems of Adsmart and each of its Subsidiaries used in the business or operations of Adsmart or any of its Subsidiaries, including, without limitation, computer hardware systems, software applications, firmware, equipment firmware and other embedded systems, and (ii) the software, hardware, firmware and other technology which constitute part of the products and services marketed or sold by Adsmart or any of its Subsidiaries or licensed by Adsmart or any of its Subsidiaries to third parties. Adsmart has obtained "year 2000" certificates with respect to all material third-party systems used in connection with the business or operations of Adsmart and its Subsidiaries.

     (b) All of (i) the material internal systems of Adsmart and each of its Subsidiaries used in the business or operations of Adsmart or any of its Subsidiaries, as the case may be, including, without limitation, computer hardware systems, software applications, firmware, equipment containing embedded microchips and other embedded systems, and (ii) the software, hardware, firmware and other technology which constitute part of the products and services marketed or sold by Adsmart or any of its Subsidiaries or licensed by Adsmart or any of its Subsidiaries to third parties are Year 2000 Compliant.

     (c) Adsmart has no knowledge of any failure to be Year 2000 Compliant of any material third-party system used in connection with the business or operations of Adsmart and its Subsidiaries.

     (d) For purposes of this Agreement, "Year 2000 Compliant" means that the applicable system or item:

          (i) accurately receives, records, stores, provides, recognizes and processes all date and time data from, during, into and between the twentieth and twenty-first centuries, the years 1999 and 2000 and all leap years;

          (ii) accurately performs all date-dependent calculations and operations (including, without limitation, mathematical operations, sorting, comparing and reporting) from, during, into and between the twentieth and twenty-first centuries, the years 1999 and 2000 and all leap years; and

          (iii) does not malfunction, cease to function or provide invalid or incorrect results as a result of (x) the change of years from 1999 to 2000 or from 2000 to 2001, (y) date data, including date data which represents or references different centuries, different dates during 1999 and 2000, or more than one century or (z) the occurrence of any particular date;

     in each case without human intervention, other than original data entry; provided, in each case, that all applications, hardware and other systems used in conjunction with such system or item which are not owned or licensed by Adsmart or any of its Subsidiaries correctly exchange date data with or provide data to such system or item.

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     (e) Neither Adsmart nor any of its Subsidiaries has provided any guarantee or warranty for any product sold or licensed, or service provided, by Adsmart or any Subsidiary to the effect that such product or service (i) complies with or accounts for the fact of the arrival of the year 2000, (ii) will not be adversely affected with respect to functionality, interoperability, performance or volume capacity (including, without limitation, the processing and reporting of data) by virtue of the arrival of the year 2000 or (iii) is otherwise Year 2000 Compliant.

     4.24  Customers.  Section 4.24 of the Disclosure Schedule lists the ten
(10) customers from which Adsmart derived the greatest amount of revenue on a consolidated basis during the year ended July 31, 1999, and during the three months ended October 31 1999 and the amount of revenue attributable to each. No customer of Adsmart or any of its Subsidiaries that represented 5% or more of Adsmart's consolidated revenues in the year ended July 31, 1999 or the three months ended October 31, 1999 has indicated to Adsmart or any of its Subsidiaries that it will stop, or decrease the rate of, buying products or services for Adsmart or any of its Subsidiaries.

     4.25 Absence of Improper Payments. Neither Adsmart nor any of its Subsidiaries (a) has made any contributions, payments or gifts of its property to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payments or gift is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic); (b) has established or maintained any unrecorded fund or asset for any purpose, or has any purpose, or has made any false or artificial entries on its books or records for any reason; (c) has made any payments to any person with the intention or understanding that any part of such payment was to be used for any other purpose other than that described in the documents supporting the payment; or (d) has made any contribution, or has reimbursed any political gift or contribution made by any other person, to candidates for public office, whether Federal, state or local, where such contribution would be in violation of applicable law.

     4.26 Brokers' Fees. Neither Adsmart nor any Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

     4.27 Proxy Statement. The information to be supplied by CMGI and Adsmart for inclusion in the Proxy Statement (as defined in Section 7.2(b)) shall not at the time the Proxy Statement is first mailed to stockholders of Buyer and at the time of the meeting of Buyer's stockholders to vote upon the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement not misleading. If at any time prior to the Closing any event relating to CMGI or Adsmart should be discovered by CMGI or Adsmart which should be set forth in a supplement to the Proxy Statement, CMGI shall promptly so inform the Buyer.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF CMGI AND FLYCAST
                                 AS TO FLYCAST

     CMGI and Flycast represent and warrant to the Buyer as follows:

     5.1 Flycast Merger Agreement. CMGI has provided to Buyer true and complete copies of (i) the Agreement and Plan of Merger by and among CMGI, Freemont Corporation and Flycast, dated as of September 29, 1999 (the "Flycast Merger Agreement"), (ii) the Disclosure Schedules pertaining to the Flycast Merger Agreement and any amendment or supplement thereto, and (iii) the officers' certificate delivered pursuant to Section 7.2(a) of the Flycast Merger Agreement. For purposes of this Article V, the phrase "to the knowledge of Flycast" or any phrase of similar import shall be deemed to refer to matters which the executive officers of Flycast actually know. The Merger Agreement is in full force and effect, and CMGI has not waived any breaches or defaults by Flycast thereunder. To the knowledge of Flycast, all of the representations and warranties made by Flycast in Article III of the Flycast Merger Agreement are true and

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correct (except as set forth in the Disclosure Schedule delivered by Flycast to
CMGI, a copy of which has been provided to Buyer).

     5.2 Capitalization. At the Contribution Closing, CMGI will have good and marketable title to all of the outstanding shares of Flycast Common Stock and will have the full right, power and authority to sell, transfer, convey, assign and deliver to Buyer at the Contribution Closing all of such outstanding shares of Flycast Common Stock. At the Contribution Closing, Buyer will acquire from CMGI good and marketable title to all of such shares of Flycast Common Stock, free and clear of all Security Interests other than those created or arising by reason of any action of the Buyer. At the Contribution Closing, there will be no outstanding options, warrants, rights, agreements, obligations or commitments providing for the issuance, disposition or acquisition of any shares of capital stock of Flycast, or any securities exercisable for, or convertible into, shares of capital stock of Flycast. At the Contribution Closing, there will be no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to Flycast, and there will be no agreements, voting trusts, proxies or understandings with respect to the voting, or registration under the Securities Act, of any capital stock of Flycast.

     5.3 Flycast-CMGI Options. As of January 13, 2000, there are outstanding Flycast-CMGI Options, held by the individuals and in the amounts shown on
Section 5.3 of the Disclosure Schedule.

     5.4 Non-competition Agreements. CMGI has delivered to Buyer true and complete copies of those certain non-competition agreements between current and former employees of Flycast and CMGI executed in connection with Flycast Merger Agreement (the "Flycast Non-competition Agreements").

     5.5 Intercompany Balance. From the closing under the Flycast Merger Agreement to the date hereof, CMGI has not withdrawn any cash from the accounts of Flycast. As of the Closing Date, the aggregate amount of the cash and cash equivalents of Flycast and the intercompany payable from CMGI to Flycast shall not be less than the amount of cash and cash equivalents of Flycast as of the date of this Agreement, less any amounts expended by Flycast in the ordinary course of business.

                                   ARTICLE VI

                       REPRESENTATIONS AND WARRANTIES OF
                    THE BUYER AND THE TRANSITORY SUBSIDIARY

     Each of the Buyer and the Transitory Subsidiary represents and warrants to CMGI and Adsmart as follows:

     6.1 Organization, Qualification and Corporate Power. Each of the Buyer and the Transitory Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. The Buyer is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Buyer Material Adverse Effect (as defined below). The Buyer has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. For purposes of this Agreement, "Buyer Material Adverse Effect" means a material adverse effect on the assets, business, condition (financial or otherwise) or results of operations prospects of the Buyer and its subsidiaries, taken as a whole, excluding any material adverse effect (a) demonstrably shown to have been proximately caused by the public announcement of this Agreement or any of the transactions contemplated thereby, (b) attributable to any legal proceeding brought by or on behalf of stockholders of Buyer alleging that the Board of Directors of Buyer breached its fiduciary duties in connection with its approval of this Agreement and the transaction contemplated hereby, or (c) arising or resulting from general industry, economic or stock market conditions that affect Buyer (or the markets in which the Buyer competes) in a manner not disproportionate to the manner in which such conditions affect other companies in the industries or markets in which Buyer competes.

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     6.2  Capitalization.  The authorized capital stock of the Buyer consists of
(a) 150,000,000 shares of Buyer Common Stock, of which 48,762,837 shares were issued and outstanding as of November 30, 1999, and (b) 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are issued or outstanding. All of the issued and outstanding shares of Buyer Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. All of the Merger Shares and Contribution Shares (collectively, the "Transaction Shares") will be, when issued in accordance with this Agreement, duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights.

     6.3 Authorization of Transaction. Each of the Buyer and the Transitory Subsidiary has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by the Buyer and the Transitory Subsidiary of this Agreement and, subject to the adoption of this Agreement and the approval of the Merger by the stockholders of Buyer in accordance with the requirements of the Nasdaq National Market (the "Engage Stockholder Approval"), the consummation by the Buyer and the Transitory Subsidiary of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer and Transitory Subsidiary, respectively. This Agreement has been duly and validly executed and delivered by the Buyer and the Transitory Subsidiary and constitutes a valid and binding obligation of the Buyer and the Transitory Subsidiary, enforceable against them in accordance with its terms.

     6.4 Noncontravention. Subject to compliance with the applicable requirements of the Securities Act and any applicable state securities laws, the Exchange Act and the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery by the Buyer or the Transitory Subsidiary of this Agreement, nor the consummation by the Buyer or the Transitory Subsidiary of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the charter or By-laws of the Buyer or the Transitory Subsidiary, (b) require on the part of the Buyer or the Transitory Subsidiary any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Buyer or the Transitory Subsidiary is a party or by which either is bound or to which any of their assets are subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Buyer Material Adverse Effect or adversely affect the consummation of the transactions contemplated hereby or (ii) any notice, consent or waiver the absence of which would not have a Buyer Material Adverse Effect or adversely affect the consummation of the transactions contemplated hereby, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer or the Transitory Subsidiary or any of their properties or assets.

     6.5 Reports and Financial Statements. The Buyer has previously furnished or made available to CMGI and Adsmart complete and accurate copies, as amended or supplemented, and all reports filed by the Buyer under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the Securities Exchange Commission (collectively, the "Buyer Reports"). The Buyer Reports constitute all of the documents required to be filed by the Buyer under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC through the date of this Agreement. The Buyer Reports complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of their respective dates, the Buyer Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements (if any) and unaudited interim financial statements of the Buyer included in the Buyer Reports (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto when filed, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of

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the Buyer as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Buyer.

     6.6 Absence of Material Adverse Change. Since October 31, 1999, there has occurred no event or development which has had, or could reasonably be expected to have in the future, a Buyer Material Adverse Effect.

     6.7 Litigation. Except as disclosed in the Buyer Reports there is no Legal Proceeding which is pending or has been, to the knowledge of Buyer, threatened against the Buyer or any subsidiary of the Buyer which (a) could reasonably be expected to have a Buyer Material Adverse Effect or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

     6.8 Interim Operations of the Transitory Subsidiary. The Transitory Subsidiary was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no business activities other than as contemplated by this Agreement.

     6.9 Brokers' Fees. Neither the Buyer nor the Transitory Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

     6.10 Proxy Statement. The information in the Proxy Statement (as defined in Section 7.2(b)) (except for information supplied by CMGI, Adsmart or Flycast for inclusion in the Proxy Statement, as to which the Buyer makes no representation) shall not at the time the Proxy Statement is first mailed to stockholders of Buyer and at the time of the meeting of Buyer's stockholders to vote upon the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement not misleading. If at any time prior to the Closing any event relating to the Buyer should be discovered by the Buyer which should be set forth in a supplement to the Proxy Statement, the Buyer shall promptly so inform CMGI.

                                  ARTICLE VII

                                   COVENANTS

     7.1 Closing Efforts. Each of the Parties shall use its best efforts, to the extent commercially reasonable ("Reasonable Best Efforts"), to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     7.2  Governmental and Third-Party Notices and Consents.

     (a) Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable laws and regulations in connection with the consummation of the transactions contemplated by this Agreement.

     (b) The Buyer shall use its Reasonable Best Efforts to obtain, as promptly as practicable, the Engage Stockholder Approval at a special meeting of stockholders. In connection with such special meeting of stockholders, the Buyer shall provide to its stockholders a written proxy or information statement (the "Proxy Statement") which complies with the requirements of the Exchange Act.

     (c) The Board of Directors of the Buyer shall recommend that the stockholders of the Buyer vote in favor of the issuance of its shares to CMGI pursuant to the Merger and Contribution, which recommendation shall be supported by the special committee of the directors of the Buyer who are not directors or executive officers of or otherwise affiliated with CMGI (the "Special Committee").

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     (d) With respect to the stockholder approval of the issuance of Buyer shares to CMGI pursuant to the Merger and Contribution, CMGI agrees as follows:

          (i) Until the termination of this Agreement in accordance with the terms hereof, at any meeting of the stockholders of the Buyer, however called, and in any action by written consent of the stockholders of the Buyer, CMGI shall vote, or cause to be voted, all shares of Buyer stock beneficially owned by CMGI (the "CMGI Buyer Shares") in favor of the issuance of Buyer shares to CMGI pursuant to the Merger and Contribution. CMGI shall be present, in person or by proxy, at any such meeting so that all CMGI Buyer Shares may be counted for the purpose of determining the presence of a quorum at such meeting.

          (ii) Until the termination of this Agreement in accordance with the terms hereof, CMGI will not directly or indirectly, (1) sell, assign, transfer (including by merger or otherwise by operation of law), pledge, encumber or otherwise dispose of any of CMGI Buyer Shares owned by CMGI, or
     (2) deposit any of such shares into a voting trust or enter into a voting agreement or arrangement with respect to such shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement, unless in each case the transferee first executes an instrument, in form and substance reasonably acceptable to the Buyer, whereby such transferee agrees to be bound by the terms of this subsection (d).

     (e) With respect to Adsmart Stockholder Approval:

          (i) Adsmart shall use its Reasonable Best Efforts to obtain, as promptly as possible, the Adsmart Stockholder Approval at a special meeting of stockholders or in an action by written consent of stockholders.

          (ii) Until the termination of this Agreement in accordance with the terms hereof, CMGI will not directly or indirectly, (1) sell, assign, transfer (including by merger or otherwise by operation of law), pledge, encumber or otherwise dispose of any of Adsmart Common Shares owned by CMGI, or (2) deposit any of such shares into a voting trust or enter into a voting agreement or arrangement with respect to such shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement, unless in each case the transferee first executes an instrument, in form and substance reasonably acceptable to the Buyer, whereby such transferee agrees to be bound by the terms of this subsection
     (e).

          (iii) Until the termination of this Agreement in accordance with the terms hereof, if required by law or requested by the Buyer, at any meeting of the stockholders of Adsmart, however called, or in any action by written consent of the stockholders of Adsmart, CMGI shall vote, or cause to be voted, all shares of Adsmart common stock beneficially owned by CMGI (the "CMGI Adsmart Shares") in favor of the adoption and approval of this Agreement and the Merger. CMGI shall be present, in person or by proxy, at any such meeting of Adsmart stockholders so that all CMGI Adsmart Shares may be counted for the purpose of determining the presence of a quorum at such meeting.

     7.3 Operation of Adsmart and Flycast Businesses. Except as expressly contemplated by this Agreement, during the period from the date of this Agreement to the Closing, each of Adsmart and Flycast shall (and shall cause each of its Subsidiaries to) conduct its operations in the Ordinary Course of Business and in compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect. With respect to Flycast, "Ordinary Course of Business" shall mean the ordinary course of Flycast's business, consistent with past custom and practice. Without limiting the generality of the foregoing, prior to the Effective Time, each of Adsmart and Flycast shall not (and shall cause each of its Subsidiaries not to), without the written consent of the Buyer, which shall not be unreasonably withheld:

          (a) except as set forth on Section 7.3 of the Disclosure Schedule, issue or sell, or redeem or repurchase, any of its stock or other securities or any rights, warrants or options to acquire any such stock

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     or other securities (except pursuant to the conversion or exercise of convertible securities or Adsmart Options outstanding on the date hereof), or amend any of the terms of (including without limitation the vesting of) any such convertible securities or Adsmart Options;

          (b) split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

          (c) create, incur or assume any indebtedness for borrowed money (including obligations in respect of capital leases), other than indebtedness which either does not exceed $100,000 in the aggregate or is converted into Adsmart Common Shares prior to the Effective Time; assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

          (d) acquire, sell, lease, license or dispose of any assets or property (including without limitation any shares or other equity interests in or securities of any Subsidiary or any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets in the Ordinary Course of Business;

          (e) mortgage or pledge any of its property or assets;

          (f) amend its charter, by-laws or other organizational documents;

          (g) change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

          (h) make or commit to make any capital expenditure in excess of $250,000 per item;

          (i) institute, compromise or settle any Legal Proceeding;

          (j) enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of its assets or securities or any of its Subsidiaries;

          (k) issue or sell any of its (or its Subsidiaries') debt securities or warrants or other rights to acquire any debt securities, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing;

          (l) (A) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the Ordinary Course of Business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, its most recent consolidated financial statements (or the notes thereto)(to the extent so reflected or reserved against) or incurred thereafter in the Ordinary Course of Business, or (B) waive any material benefits of any confidentiality, standstill or similar agreements to which it or any of its Subsidiaries is a party;

          (m) modify, amend or terminate any material contract or agreement to which it or any of its Subsidiaries is party, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any of its (or its Subsidiaries') accounts receivable);

          (n) except in the Ordinary Course of Business, (A) enter into any material contract or agreement or (B) license any material intellectual property rights to or from any third party;

          (o) except as required to comply with applicable law or agreements, plans or arrangements existing on the date hereof, (A) adopt, enter into, terminate or amend any employment, severance or similar agreement or benefit plan described in Section 4.18 of this Agreement or Section 3.13 of the Flycast Merger Agreement, as the case maybe, for the benefit or welfare of any current or former director, officer or employee or any collective bargaining agreement, (B) increase in any respect the compensation or

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     fringe benefits of, or pay any bonus to, any director, officer or key employee, (C) accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding options or restricted stock awards, (D) pay any benefit not provided for as of the date of this Agreement under any benefit plan, (E) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan (including the grant of stock options, stock appreciation rights, stock based or stock related wards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder), or (F) take any action other than in the Ordinary Course of Business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

          (p) take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of Adsmart set forth in this Agreement becoming untrue or (ii) any of the conditions to the Merger set forth in Article 8.2 not being satisfied; or

          (q) agree in writing or otherwise to take any of the foregoing actions.

     7.4 Expenses. Each of the Parties shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     7.5  Indemnification.

     (a) The Buyer shall comply fully with the provisions of Section 6.13 of the Flycast Merger Agreement relating to the indemnification of former directors of Flycast.

     (b) From and after the Effective Time, Buyer agrees that it will, and will cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of Adsmart (the "Adsmart Indemnified Parties"), against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceedings or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under Delaware law (and Buyer and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided the Adsmart Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Adsmart Indemnified Party is not entitled to indemnification). The provisions of this Section 7.5(b) are intended to be an addition to the rights otherwise available to the current officers and directors of Adsmart by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Adsmart Indemnified Parties, their heirs and their representatives.

     7.6 Listing of Merger Shares. The Buyer shall use its best efforts to list the Merger Shares and the Contribution Shares on the Nasdaq National Market.

     7.7  Rights Arising From Prior Acquisitions.

     (a) Effective as of the Effective Time, CMGI hereby releases any and all claims that it or any of its Subsidiaries may have against Flycast arising out of the Flycast Merger Agreement and the transactions contemplated thereby. Effective as of the Effective Time, CMGI hereby assigns to the Buyer, to the extent assignable, any and all claims that it or any of its Subsidiaries may have against any party other than Flycast arising out of the Flycast Merger Agreement and the transactions contemplated thereby.

     (b) Effective as of the Effective Time, CMGI hereby assigns to the Buyer, to the extent assignable, any and all claims that it or any of its Subsidiaries may have against 2Can or any other party arising out of the Agreement and Plan of Merger, dated as of February 10, 1999, among CMGI, 2Can Acquisition Corporation, 2Can Media, Inc. and certain stockholders of 2Can Media (the "2Can Merger Agreement"), including without limitation, to the extent assignable, CMGI's claims to indemnification under the 2Can Merger Agreement.

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     7.8  Buyer Management Agreement.  CMGI and the Buyer shall amend that certain Management Agreement between them such that effective as of the Effective Time Adsmart, Flycast and their respective subsidiaries shall receive from CMGI the same management services that CMGI provides to the Buyer, which services shall be provide on the same terms that apply to the Buyer as of the date of this Agreement.

     7.9 Non-solicitation. For a period of eighteen (18) months after the date of this Agreement, CMGI shall not, and shall use reasonably efforts to cause its majority-owned Subsidiaries not to, solicit the employment of any employee of Adsmart or Flycast, other than as a result of a general solicitation not directed specifically to employees of Adsmart or Flycast.

                                  ARTICLE VIII

                             CONDITIONS TO CLOSING

     8.1 Condition to Each Party's Obligations. The respective obligations of each Party to consummate the Transactions are subject to the satisfaction of the following conditions:

          (a) the Engage Stockholder Approval shall have been obtained; and

          (b) the Adsmart Stockholder Approval shall remain in full force and effect;

          (c) the Merger Shares and Contribution Shares shall have been authorized for listing on the Nasdaq National Market upon official notice of issuance;

          (d) No Government Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree judgment or injunction (each an "Order") or statute, rule or regulation which is in effect and which has the effect of making the Merger or the Contribution illegal or otherwise prohibiting consummation of the Merger or the Contribution.

     8.2  Conditions to Obligations of the Buyer and the Transitory
Subsidiary. The obligation of each of the Buyer and the Transitory Subsidiary to consummate the Transactions is subject to the satisfaction (or waiver by the Buyer) of the following additional conditions:

          (a) all outstanding convertible promissory notes of Adsmart held by CMGI shall have been converted into Adsmart Series B Preferred Stock;

          (b) all outstanding Adsmart Preferred Shares shall have converted into Adsmart Common Shares;

          (c) the number of Dissenting Shares shall not exceed 3% of the number of outstanding Adsmart Common Shares as of the Effective Time;

          (d) Adsmart and the Subsidiaries shall have obtained (and shall have provided copies thereof to the Buyer) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Section 4.4 which are required on the part of Adsmart or the Subsidiaries, except for any the failure of which to obtain or effect would not have an Adsmart Company Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

          (e) the representations and warranties set forth in Articles III, IV and V of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent that such representations and warranties are specifically made as of a particular date (in which case such representations and warranties should be true and correct as of such date) and except for any failures to be true and correct (without regard to any materiality, material adverse effect or knowledge qualification contained therein) that would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement, an Adsmart Material Adverse Effect or a "Company Material Adverse Effect" (as defined in the Flycast Merger Agreement) and the Buyer shall have received a certificate signed on behalf of the Company, Adsmart and Flycast by an executive officer of CMGI, Adsmart and Flycast, respectively, to such effect;

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          (f) each of CMGI, Adsmart and Flycast shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

          (g) The Adsmart Audited Financial Statements shall have been delivered to the Buyer and the revenue, net income (loss) and stockholders' equity reflected in the Adsmart Audited Financial Statements shall not differ from the same line items reflected in the Adsmart Financial Statements as of the same dates and for the same periods in a manner that would have an Adsmart Material Adverse Effect; and

          (h) there shall have been no Company Material Adverse Effect (as defined above) from the date of the Flycast Closing to the date of the Contribution Closing.

     8.3 Conditions to Obligations of CMGI and Adsmart. The obligations of CMGI and Adsmart to consummate the Transactions is subject to the satisfaction of the following additional conditions:

          (a) the representations and warranties of the Buyer and the Transitory Subsidiary set forth in this Agreement shall be true and correct, as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date) and except for failures to be true and correct (without regard to any materiality, material adverse effect or knowledge qualification contained therein) any that would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement or a Buyer Material Adverse Effect and CMGI shall have received a certificate signed on behalf of the Buyer by an executive officer of the Buyer to such effect; and

          (b) each of the Buyer and the Transitory Subsidiary shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing.

                                   ARTICLE IX

                                INDEMNIFICATION

     9.1 Indemnification by CMGI. CMGI shall indemnify the Buyer in respect of, and hold it harmless against, any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including without limitation amounts paid in settlement, interest, court costs, costs of investigators, reasonable fees and expenses of attorneys, accountants, financial advisors and other experts, and other reasonable expenses of litigation) ("Damages") incurred by the Surviving Corporation or the Buyer resulting from, relating to or constituting any breach by CMGI or Adsmart of any representation, warranty or covenant set forth in Articles III or IV or, solely as to Adsmart, Article VII of this Agreement, net of any insurance proceeds collectible by the Surviving Corporation or the Buyer with respect thereto.

     9.2  Indemnification Claims.

     (a) A party entitled, or seeking to assert rights, to indemnification under this Article IX (an "Indemnified Party") shall give written notification to the party from whom indemnification is sought (an "Indemnifying Party") of the commencement of any suit or proceeding relating to a third party claim for which indemnification pursuant to this Article IX may be sought. Such notification shall be given within 20 business days after receipt by the Indemnified Party of notice of such suit or proceeding, and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such suit or proceeding and the amount of the claimed damages; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure. Within 20 days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to

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the Indemnified Party, assume control of the defense of such suit or proceeding with counsel reasonably satisfactory to the Indemnified Party provided that the Indemnifying Party in such notice acknowledges that any Damage resulting therefrom is subject to the provisions of this Article IX. If the Indemnifying Party does not so assume control of such defense, the Indemnified Party shall control such defense. The party not controlling such defense (the "Non-controlling Party") may participate therein at its own expense. The party controlling such defense (the "Controlling Party") shall keep the Non-controlling Party advised of the status of such suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the Non-controlling Party with respect thereto. The Non-controlling Party shall furnish the Controlling Party with such information as it may have with respect to such suit or proceeding (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such suit or proceeding. The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed; provided that the consent of the Indemnified Party shall not be required if the Indemnifying Party agrees in writing to pay any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes a complete release of the Indemnified Party from further liability and has no other adverse effect on the Indemnified Party. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such suit or proceeding without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed.

     (b) In order to seek indemnification under this Article IX, an Indemnified Party shall give written notification (a "Claim Notice") to the Indemnifying Party which contains (i) a description and the amount (the "Claimed Amount") of any Damages incurred or reasonably expected to be incurred by the Indemnified Party, (ii) a statement that the Indemnified Party is entitled to indemnification under this Article IX for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment (in the manner provided in paragraph (c) below) in the amount of such Damages.

     (c) Within 20 days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a written response (the "Response") in which the Indemnifying Party shall: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Claimed Amount, by check or by wire transfer, (ii) agree that the Indemnified Party is entitled to receive part, but not all, of the Claimed Amount (the "Agreed Amount") (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Agreed Amount, by check or by wire transfer, or (iii) dispute that the Indemnified Party is entitled to receive any of the Claimed Amount. If the Indemnifying Party in the Response disputes its liability for all or part of the Claimed Amount, the Indemnifying Party and the Indemnified Party shall follow the procedures set forth in Section 9.2(d) for the resolution of such dispute (a "Dispute").

     (d) During the 60-day period following the delivery of a Response that reflects a Dispute, the Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 60-day period, the Indemnifying Party and the Indemnified Party shall discuss in good faith the submission of the Dispute to a mutually acceptable alternative dispute resolution procedure (which may be non-binding or binding upon the parties, as they agree in advance) (the "ADR Procedure"). In the event the Indemnifying Party and the Indemnified Party agree upon an ADR Procedure, such parties shall, in consultation with the chosen dispute resolution service (the "ADR Service"), promptly agree upon a format and timetable for the ADR Procedure, agree upon the rules applicable to the ADR Procedure, and promptly undertake the ADR Procedure. The provisions of this Section 9.2(d) shall not obligate the Indemnifying Party and the Indemnified Party to pursue an ADR Procedure or prevent either such party from pursuing the Dispute in a court of competent jurisdiction; provided that, if the Indemnifying Party and the Indemnified Party agree to pursue an ADR Procedure, neither the Indemnifying Party nor the Indemnified Party may commence litigation or seek other remedies with respect to the Dispute prior to the completion of such ADR Procedure. Any ADR Procedure undertaken by the Indemnifying Party and the

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Indemnified Party shall be considered a compromise negotiation for purposes of federal and state rules of evidence, and all statements, offers, opinions and disclosures (whether written or oral) made in the course of the ADR Procedure by or on behalf of the Indemnifying Party, the Indemnified Party or the ADR Service shall be treated as confidential and, where appropriate, as privileged work product. Such statements, offers, opinions and disclosures shall not be discoverable or admissible for any purposes in any litigation or other proceeding relating to the Dispute (provided that this sentence shall not be construed to exclude from discovery or admission any matter that is otherwise discoverable or admissible). The fees and expenses of any ADR Service used by the Indemnifying Party and the Indemnified Party shall be shared equally by the Indemnifying Party and the Indemnified Party.

     9.3 Survival of Representations and Warranties. All representations and warranties in Articles III and IV of this Agreement shall survive the Closing and shall expire on the date one year following the Closing Date. All other representations and warranties in this Agreement shall expire upon the Closing, except that the representation and warranty in Section 5.2 shall survive indefinitely. If an Indemnified Party delivers to an Indemnifying Party, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or a notice that, as a result a legal proceeding instituted by or written claim made by a third party, the Indemnified Party reasonably expects to incur Damages as a result of a breach of such representation or warranty (an "Expected Claim Notice"), then such representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice.

     9.4  Limitations.

     (a) Notwithstanding anything to the contrary herein, the aggregate liability of CMGI, for Damages under this Article IX shall not exceed $437,500,000, and CMGI shall not be liable under this Article IX unless and to the extent that the aggregate Damages for which it would otherwise be liable exceed $10,000,000. In no event shall CMGI have any liability for any incidental or consequential damages claimed by Buyer or any third party. If the Damages indemnified against under this Article IX do not involve the payment of cash by the Indemnified Party to a third party, the Indemnifying Party may elect to satisfy any indemnification claim with respect to such Damages by transferring to the Indemnified Party shares of Buyer Common Stock (valued at $77.96 per share, subject to equitable adjustment for stock splits, stock dividends, recapitalizations and other similar events affecting such shares).

     (b) Notwithstanding anything to the contrary in this Agreement, if any facts or circumstances giving rise to a claim for indemnification under this Agreement also serve as a basis for a claim by the Surviving Corporation pursuant to the indemnification provisions of the 2Can Merger Agreement, the Surviving Corporation shall take reasonable steps to exhaust its remedies under the 2Can Merger Agreement before seeking to recover any amounts under this
Article IX, and any amounts collected pursuant to the 2Can Merger Agreement shall be offset against any Damages otherwise indemnified against hereunder.

     (c) Except with respect to claims based on fraud, after the Closing, the rights of the Buyer under this Article IX shall be the exclusive remedy of the Buyer with respect to claims resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement contained in this Agreement.

     (d) CMGI shall not have any right of contribution against Adsmart or the Surviving Corporation with respect to any breach by Adsmart of any of its representations, warranties, covenants or agreements in this Agreement.

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                                   ARTICLE X

                                  TERMINATION

     10.1 Termination of Agreement. The Parties may terminate this Agreement prior to the Closing (whether before or after the Engage Stockholder Approval), as provided below:

          (a) the Parties may terminate this Agreement by mutual written consent;

          (b) the Buyer may terminate this Agreement by giving written notice to CMGI in the event CMGI, Adsmart or Flycast is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (e) or (f) of Section 8.2 not to be satisfied and (ii) is not cured within 20 days following delivery by the Buyer to CMGI of written notice of such breach;

          (c) CMGI may terminate this Agreement by giving written notice to the Buyer in the event the Buyer or the Transitory Subsidiary is in breach of any representation, warranty or covenant contained in this Agreement, and such breach, individually or in combination with any other such breach, (i) would cause the conditions set forth in clauses (a) or (b) of Section 8.3 not to be satisfied and (ii) is not cured within 20 days following delivery by CMGI to the Buyer of written notice of such breach;

          (d) any Party may terminate this Agreement by giving written notice to the other Parties at any time after the Buyer stockholders have voted on whether to approve the Merger and the Contribution in the event the Merger and the Contribution failed to receive the Engage Stockholder Approval;

          (e) any Party may terminate this Agreement if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or the Contribution;

          (f) the Buyer may terminate this Agreement by giving written notice to Adsmart if the Closing shall not have occurred on or before August 30, 2000 by reason of the failure of any condition precedent under Section 8.1 or
     8.2 hereof (unless the failure results primarily from a breach by the Buyer or the Transitory Subsidiary of any representation, warranty or covenant contained in this Agreement); or

          (g) CMGI may terminate this Agreement by giving written notice to the Buyer and the Transitory Subsidiary if the Closing shall not have occurred on or before August 30, 2000 by reason of the failure of any condition precedent under Section 8.1 or 8.3 hereof (unless the failure results primarily from a breach by CMGI, Adsmart or Flycast of any representation, warranty or covenant contained in this Agreement).

     10.2 Effect of Termination. If any Party terminates this Agreement pursuant to Section 10.1, all obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party for willful breaches of this Agreement).

                                   ARTICLE XI

                                  DEFINITIONS

     For purposes of this Agreement, each of the following defined terms is defined in the Section of this Agreement indicated below.

DEFINED TERM SECTION
--------------------
2Can Merger Agreement.......................................  1.11(b)
ADR Procedure...............................................  9.2(d)
ADR Service.................................................  9.2(d)
Adsmart.....................................................  Introduction

DEFINED TERM SECTION
--------------------
Adsmart Audited Financial Statements........................  4.6
Adsmart Common Shares.......................................  1.5(a)
Adsmart Financial Statements................................  4.6
Adsmart Indemnified Parties.................................  7.5(b)
Adsmart Intellectual Property...............................  4.13(a)
Adsmart Material Adverse Effect.............................  4.1
Adsmart Notes...............................................  1.11(a)
Adsmart Options.............................................  1.8(a)
Adsmart Preferred Shares....................................  1.10
Adsmart Series A Preferred Stock............................  1.10
Adsmart Series B Preferred Stock............................  1.19
Adsmart Stockholder Approval................................  4.3
Adsmart Stockholders........................................  1.3(b)
Agreed Amount...............................................  9.2(c)
Buyer.......................................................  Introduction
Buyer Common Stock..........................................  1.5(a)
Buyer Material Adverse Effect...............................  6.1
Buyer Reports...............................................  6.5
CERCLA......................................................  4.19(a)
Certificate of Merger.......................................  1.1
Claim Notice................................................  9.2(b)
Claimed Amount..............................................  9.2(b)
Closing.....................................................  2.2
Closing Date................................................  1.2
CMGI........................................................  Introduction
CMGI Adsmart Shares.........................................  7.2(e)
CMGI Buyer Shares...........................................  7.2(d)(i)
CMGI Material Adverse Effect................................  3.3
Code........................................................  1.8(a)
Company Material Adverse Effect.............................  8.2(e)
Contribution................................................  2.1
Contribution Closing........................................  2.2
Contribution Shares.........................................  2.4
Controlling Party...........................................  9.2(a)
Conversion Ratio............................................  1.5(a)
Damages.....................................................  9.1
Disclosure Schedule.........................................  Article IV
Dispute.....................................................  9.2(c)
Dissenting Shares...........................................  1.6(a)
Effective Time..............................................  1.1
Employee Benefit Plan.......................................  4.18(a)(i)

DEFINED TERM SECTION
--------------------
Engage Sale.................................................  2.5
Engage Stockholder Approval.................................  6.3
Environmental Law...........................................  4.19(a)
ERISA.......................................................  4.18(a)(ii)
ERISA Affiliate.............................................  4.18(a)(iii)
Exchange Act................................................  4.14(b)
Expected Claim Notice.......................................  9.3
Flycast.....................................................  Introduction
Flycast-CMGI Options........................................  2.5
Flycast Common Stock........................................  2.1
Flycast Merger Agreement....................................  5.1
Flycast Noncompetition Agreements...........................  5.4
Financial Statements........................................  4.6
GAAP........................................................  4.6
Governmental Entity.........................................  3.3
Indemnified Party...........................................  9.2(a)
Indemnifying Party..........................................  9.2(a)
InterStep...................................................  2.6
Legal Proceeding............................................  4.16
Materials of Environmental Concern..........................  4.19(a)
Merger......................................................  1.1
Merger Closing..............................................  1.2
Merger Shares...............................................  1.5(a)
Most Recent Audited Balance Sheet...........................  4.6
Most Recent Audited Balance Sheet Date......................  4.8
Most Recent Balance Sheet Date..............................  4.6
Non-controlling Party.......................................  9.2(a)
Order.......................................................  8.1(d)
Ordinary Course of Business.................................  4.4
Parties.....................................................  Introduction
Permits.....................................................  4.21
Proxy Statement.............................................  7.2(b)
Reasonable Best Efforts.....................................  7.1
Response....................................................  9.2(c)
Securities Act..............................................  1.8(c)
Security Interest...........................................  4.4
Special Committee...........................................  7.2(c)
Subsidiary..................................................  4.5(a)
Substitute Options..........................................  2.5(a)
Surviving Corporation.......................................  1.1
Taxes.......................................................  4.9(a)(i)

DEFINED TERM SECTION
--------------------
Tax Returns.................................................  4.9(a)(ii)
Transaction Shares..........................................  6.2
Transitory Subsidiary.......................................  Introduction
Year 2000 Compliant.........................................  4.23(d)

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 Press Releases and Announcements. No Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law, regulation or stock market rule.

     12.2 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     12.3 Entire Agreement. This Agreement (including the Disclosure Schedule and other documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

     12.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided that the Transitory Subsidiary may assign its rights, interests and obligations hereunder to an Affiliate of the Buyer.

     12.5 Counterparts Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

     12.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.7 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next-day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

IF TO CMGI:                       COPY TO:
CMGI, Inc.                        Hale and Dorr LLP
100 Brickstone Square, 1st Floor  60 State Street
Andover, MA 01810                 Boston, MA 02109
Attn: General Counsel             Attn: Mark G. Borden, Esq.
IF TO ADSMART:                    COPY TO:
Adsmart, Inc.                     Hale and Dorr LLP
100 Brickstone Square, 5th Floor  60 State Street
Andover, MA 01810                 Boston, MA 02109
Attn: President                   Attn: Susan W. Murley, Esq.

IF TO THE BUYER OR
THE TRANSITORY SUBSIDIARY:        COPY TO:
Engage Technologies, Inc.         Nutter, McClennen & Fish, LLP
100 Brickstone Square, 1st Floor  One International Place
Andover, MA 01810                 Boston, MA 02110
Attn: General Counsel             Attn: Constantine Alexander, Esq.

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     12.8 Governing Law. Except to the extent expressly governed by the Delaware General Corporation Law, this Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts.

     12.9 Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time; provided, however, that any amendment effected subsequent to Engage Stockholder Approval or Adsmart Stockholder Approval shall be subject to any restrictions contained in the Delaware General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     12.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

     12.11  Construction.

     (a) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

     (b) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                          ENGAGE TECHNOLOGIES, INC.

                                                    /s/ PAUL SCHAUT
                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          FCET CORP.

                                                    /s/ PAUL SCHAUT
                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          CMGI, INC.

                                                  /s/ ANDREW HAJDUCKY
                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          ADSMART CORPORATION

                                                   /s/ JOHN FEDERMAN
                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          FLYCAST COMMUNICATIONS CORPORATION

                                                  /s/ ANDREW HAJDUCKY
                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                                                         ANNEX B

                                                       [BEAR STEARNS LETTERHEAD]
January 19, 2000

Special Committee to the Board of Directors
Engage Technologies, Inc.
100 Brickstone Square
Andover, MA 01810

Gentlemen:

     We understand that Engage Technologies, Inc. ("Engage") has entered into an Agreement and Plan of Merger and Contribution with FCET Corp., a wholly owned subsidiary of Engage, CMGI, Inc. ("CMGI"), Flycast Communications Corporation ("Flycast"), and Adsmart Corporation ("Adsmart") dated January 19, 2000 (the "Agreement"), pursuant to which Engage has agreed to acquire Flycast and Adsmart in exchange for 32.499 million shares of Engage common stock (the "Purchase Price")(the "Transaction"). You have provided us with a copy of the Agreement in final form.

     You have asked us to render our opinion as to whether the Purchase Price is fair, from a financial point of view, to the shareholders of Engage, excluding CMGI and its affiliates.

     In the course of performing our review and analyses for rendering this opinion, we have:

     - reviewed the Agreement in final form;

     - reviewed Engage's Registration Statement on Form S-1 dated July 19, 1999, its Annual Report on Form 10-K for the period ended July 31, 1999 and its Quarterly Report on Form 10-Q for the period ended October 31, 1999;

     - reviewed certain operating and financial information, including projections, provided to us by management relating to Engage's business and prospects;

     - met with certain members of Engage's senior management to discuss Engage's business, operations, historical and projected financial results and future prospects;

     - reviewed Flycast's Registration Statement on Form S-1 dated May 3, 1999 and its Quarterly Reports on Form 10-Q for the periods ending June 30, 1999 and September 30, 1999;

     - reviewed certain operating and financial information, including projections, provided to us by Flycast's and Adsmart's management relating to Flycast's and Adsmart's respective business and prospects;

     - met with certain members of Flycast's and Adsmart's senior management to discuss Flycast's and Adsmart's respective business, operations, historical and projected financial results and future prospects;

     - reviewed the historical prices, trading multiples and trading volumes of the common shares of Engage and Flycast (prior to its purchase by CMGI);

Engage Technologies, Inc.
January 19, 2000
Page  2

     - reviewed publicly available financial data, stock market performance data and trading multiples of companies which we deemed generally comparable to Engage, Flycast and Adsmart;

     - reviewed the terms of recent mergers and acquisitions involving companies which we deemed generally comparable to Flycast and Adsmart and the Transaction;

     - reviewed the pro forma financial results, financial condition and capitalization of Engage giving effect to the Transaction; and

     - conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

     We have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including without limitation the projections provided to us by Engage, Flycast and Adsmart, and the synergy estimates provided to us by Engage. With respect to Engage's, Flycast's and Adsmart's projected financial results and the potential synergies that could be achieved upon consummation of the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior managements of Engage, Flycast and Adsmart as to the expected future performance of Engage, Flycast and Adsmart, respectively. We have not assumed any responsibility for the independent verification of any such information or of the projections and synergy estimates provided to us, and we have further relied upon the assurances of the senior managements of Engage, Flycast and Adsmart that they are unaware of any facts that would make the information, projections and synergy estimates provided to us incomplete or misleading.

     We have assumed for all purposes material to our analysis the accuracy of the representations and warranties, performance of all covenants and satisfaction of all conditions with respect to the Merger Agreement.

     In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities of any of Engage, Flycast or Adsmart, nor have we been furnished with any such appraisals. We have assumed that the Transaction will qualify as tax-free "reorganizations" and/or "contributions" within the meaning of Sections 368 and 351 of the Internal Revenue Code. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof.

     We do not express any opinion as to the price or range of prices at which the shares of common stock of Engage may trade subsequent to the announcement of the Transaction or as to the price or range of prices at which the shares of common stock of Engage may trade subsequent to the consummation of the Transaction.

     We have acted as a financial advisor to the Special Committee of the Board of Directors of Engage in connection with the Transaction and will receive a fee for such services, a significant portion of which is contingent upon consummation of the Transaction, or a part thereof. In addition, Engage has agreed to indemnify us for certain liabilities arising out of our engagement. Bear Stearns has been previously engaged by Engage to provide certain investment banking and financial advisory services in connection with its initial public offering. In the ordinary course of business, Bear Stearns may actively trade the equity and debt securities of Engage and/or CMGI and/or their affiliates for our own account and for the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this letter is intended for the benefit and use of the Special Committee of the Board of Directors of Engage and does not constitute a recommendation to the Special Committee of the Board of Directors of Engage or any holders of Engage common stock as to how to vote in connection with the Transaction. This opinion does not address Engage's underlying business decision to pursue the Transaction. This letter is not to be used for any other purpose, or be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be

Engage Technologies, Inc.
January 19, 2000
Page  3

included in its entirety in any joint proxy statement/prospectus to be distributed to the holders of Engage common stock in connection with the Transaction.

     Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Purchase Price is fair, from a financial point of view, to the shareholders of Engage, excluding CMGI and its affiliates.

                                          Very truly yours,

                                          BEAR, STEARNS & CO. INC.

                            ENGAGE TECHNOLOGIES, INC.
                     (FORMERLY CMG DIRECT INTERACTIVE, INC.)

                           1995 EQUITY INCENTIVE PLAN

                             ADOPTED AUGUST 1, 1995
                      FIRST AMENDMENT APPROVED JULY 3, 1999

1.       PURPOSE

         The purpose of the Engage Technologies, Inc. 1995 Equity Incentive Plan (the "Plan") is to attract and retain key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.


2.       DEFINITIONS

         "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

         "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

         "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If a Committee is authorized to grant Awards to a Reporting Person or a "covered employee" within the meaning of Section 162(m) of the Code, each member shall be a "disinterested person" or the equivalent within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively.

         "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

         "Company" means Engage Technologies, Inc.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

         "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

         "Incentive Stock Option" -- See SECTION 6(a).

         "Nonstatutory Stock Option" -- See SECTION 6(a).

         "Option" -- See SECTION 6(a).

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Reporting Person" means a person subject to Section 16 of the Exchange Act.

         "Restricted Period" -- See SECTION 8(a).

         "Restricted Stock" -- See SECTION 8(a).

         "Stock Appreciation Right" or "SAR" -- See SECTION 7(a).


3.       ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not subject to Section 16 of the Exchange Act and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

4.       ELIGIBILITY

         All employees and, in the case of Awards other than Incentive Stock Options under SECTION 6, consultants of the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.


5.       STOCK AVAILABLE FOR AWARDS

         (a) AMOUNT. Subject to adjustment under SUBSECTION (b), Awards may be made under the Plan for up to 15,000,000 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (I) the number and kind of shares in respect of which Awards may be made under the Plan, (II) the number and kind of shares subject to outstanding Awards and (III) the exercise price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

         (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 2,000,000 shares, subject to adjustment under SUBSECTION (b).


6.       STOCK OPTIONS

         GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock (I) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (II) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which, in the case of incentive stock options only, shall not be less than 100% of the Fair

Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.


         TERMS AND CONDITIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

         (i)      in cash or by check, payable to the order of the Corporation;

         (ii) except as the Committee may otherwise provide in an Option Agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Corporation sufficient funds to pay the exercise price, or by delivery by the Participant to the Corporation of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Corporation cash or a check sufficient to pay the exercise price;

         (iii) to the extent permitted by the Committee: (i) by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Corporation on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

         (iv)     by any combination of the above permitted forms of payment.


7.       STOCK APPRECIATION RIGHTS

         GRANT OF SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property.


         EXERCISE PRICE. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

         LIMITED SARs. An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during a specified period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.


8.       RESTRICTED STOCK

         GRANT OF RESTRICTED STOCK. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

         RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.


9.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         REPORTING PERSON LIMITATIONS. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative. If then permitted by Rule 16b-3, such Awards shall also be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

         DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

         COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

         DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

         TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

         CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control,
(iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

         LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

         WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

         AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.


10.      MISCELLANEOUS

         NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

         NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

         EFFECTIVE DATE. The Plan shall be effective on August 1, 1995.

         AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

         GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

                    -----------------------------------------

This Plan was approved by the Board of Directors on August 1, 1995 and amended by the Board of Directors on June 11, 1999.

This Plan was approved by the Stockholders on August 1, 1995; the June 11, 1999 Amendment was approved by the Stockholders on July 3, 1999.

                            ENGAGE TECHNOLOGIES, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

                          To be held on April 28, 2000

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoints Michael K. Baker and Stefan J. Vounessea, and each of them, with full power of substitution, as proxies to represent and vote as designated hereon all shares of stock of Engage Technologies, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on Friday, April 28, 2000, at 10:00 a.m., Eastern Standard Time, at 100 Brickstone Square, 5th Floor, Andover, Massachusetts, and at any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

[X] Please mark votes as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation increasing from 150,000,000 to 350,000,000 the number of authorized shares of the Company's Common Stock.

                     [_] For    [_] Withheld    [_] Abstain

2. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation changing the name of the Company to Engage, Inc.

                     [_] For    [_] Withheld    [_] Abstain

3. To approve (i) the continuance of the Company's 1995 Equity Incentive Plan and (ii) an amendment to the Company's 1995 Equity Incentive Plan to increase from 30,000,000 to 36,000,000 the number of shares of the Company's Common Stock reserved for issuance under the Plan.

                     [_] For    [_] Withheld    [_] Abstain

4. To approve the issuance of shares of the Company's Common Stock in two concurrent interested party transactions between the Company and CMGI, Inc., the majority stockholder of the Company, pursuant to which the Company will acquire, in exchange for shares of the Company's Common Stock, Adsmart Corporation, a subsidiary of CMGI, and Flycast Communications Corporation, a wholly-owned subsidiary of CMGI .

                     [_] For    [_] Withheld    [_] Abstain

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

                     [_] For    [_] Withheld    [_] Abstain





                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                SEE REVERSE SIDE

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                             MARK HERE FOR ADDRESS
                                             CHANGE AND NOTE AT
                                             LEFT [_]

                                             MARK HERE IF YOU PLAN
                                             TO ATTEND THE
                                             MEETING [_]

                                             Please sign exactly as name appears
                                             hereon. If the stock is registered
                                             in the names of two or more
                                             persons, each should sign. When
                                             signing as an executor,
                                             administrator, trustee, guardian,
                                             or attorney, please give full
                                             corporate name by an authorized
                                             officer. If a partnership, please
                                             sign in full partnership name by an
                                             authorized person.

                                             Signature: ___________

                                             Date: ________________

                                             Signature: ___________

                                             Date: ________________

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.